UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10509

AXA PREMIER VIP TRUST

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

WILLIAM T. MACGREGOR, ESQ.

Executive Vice President, General Counsel and Secretary

AXA Equitable Funds Management Group, LLC

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

MARK AMOROSI, ESQ.

K&L Gates LLP

1601 K Street, N.W.

Washington, D.C. 20006-1600

Registrant’s telephone number, including area code: (212) 554-1234

Date of fiscal year end: December 31

Date of reporting period: January 1, 2018 – December 31, 2018

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

AXA Premier VIP Trust

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolios’ annual and semi-annual shareholder reports unless you specifically request paper copies from the insurance company that offers your variable life insurance contract and/or variable annuity certificate or contract (“contract”), from your financial intermediary, or from the Portfolios. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a contractholder, you may elect to receive the Portfolios’ shareholder reports and other communications electronically from the insurance company by following the instructions provided by the insurance company. For other shareholders, you may elect to receive the Portfolios’ shareholder reports and other communications electronically by calling 1-877-222-2144 or by sending an e-mail request to service@axa.us.com.

Beginning on January 1, 2019, you may elect to receive all future shareholder reports in paper free of charge. If you are a contractholder, you can inform the insurance company that you wish to continue receiving paper copies of shareholder reports by following the instructions provided by the insurance company. For other shareholders, you can inform the Portfolios that you wish to continue receiving paper copies of shareholder reports by calling 1-877-522-5035 or by sending an e-mail request to EquitableFunds@dfinsolutions.com. Your election to receive shareholder reports in paper will apply to all portfolio companies available under your contract (if you are a contractholder) or all Portfolios held with the fund complex (for other shareholders).

AXA Premier VIP Trust Annual Report

December 31, 2018

2018 Market Overview

Economy and Interest Rates

Coming into 2018, synchronized global growth was a prevalent theme, with the U.S. taking the lead from Europe and China in driving economic expansion. But as the year progressed, market conditions were heavily impacted by geo-political uncertainty, especially a series of retaliatory tariffs between the U.S. and China. The world’s two largest economies levied tariffs on trade worth hundreds of billions of dollars, and faced off over intellectual property protection issues. The U.S. also clashed with traditional allies within Europe and North America, threatening to discard established trade deals and add new tariffs. In late December, a partial U.S. government shutdown over budget disagreements also shook markets.

That said, the U.S. economy had its two strongest quarters of growth since 2014 in the second and third quarters — rising 4.2% and 3.4%, respectively. The unemployment rate declined for much of the year, finishing at 3.9%, close to the lowest levels in nearly 50 years.

The U.S. Federal Reserve raised rates four times during 2018 as expected, but softened its tone in December, and signaled that it might slow its pace of rates hikes in 2019. Fed Chairman Jerome Powell commented, “There’s significant uncertainty about both the path and the ultimate destination of any further rate increases.”

The European Central Bank left interest rates unchanged but signaled the end of its quantitative easing program. In the UK, Brexit negotiations dominated headlines, with Prime Minister Theresa May delaying the Parliamentary vote for her proposed Brexit Withdrawal Agreement as she continues to rally support after surviving a vote of confidence against her.

Bond Markets

Developed-market government bonds produced modest returns in 2018, while credit markets struggled.

The 10-year Treasury yield moved to highs in November, before retreating to 2.68% to end the year, with part of the year-end rally due to the Fed’s milder tone. Corporate investment-grade credit struggled as a result of high supply, long duration and weakening fundamentals. The high-yield market’s negative return was driven by rising interest rates, trade tensions and concerns over the duration of the economic cycle. High-yield market outflows during the period were more than double the outflow sustained in 2017 and represented the largest annual outflow in market history. The high yield new issue market priced the lowest annual amount of new issue volume since 2009, while default volume crept higher than the period last year.

Emerging market debt fell over the year, both in local and hard currency terms, due to a combination of a rising U.S. dollar and global trade concerns.

U.S. Equity

Despite a relatively strong start to the year and US stock indices reaching record highs, U.S. equities declined on an annual total return basis for the first time since 2008. Concerns over trade conflicts, slowing global growth and high valuations contributed to persistent volatility. Company earnings were estimated to have grown substantially in 2018, but many companies lowered profit forecasts for 2019, adding to volatility in the fourth quarter.

Small-cap stocks rallied during the first half of the year, but ultimately lagged large caps by a wide margin. Growth-oriented sectors bested defensive stocks, but experienced volatile swings throughout the year. Healthcare had the best sector return, while the energy sector had the steepest decline, after plummeting oil prices in the fourth quarter erased gains from earlier in the year. Technology companies continued to demonstrate strong earnings growth and delivered solid stock returns relative to the broad market. Despite the increased market volatility and sharp selloff in the fourth quarter, underlying fundamentals remain strong for many technology companies.

Equity markets did see a sharp rally in the last week of the year, reflecting positive economic data and some investor optimism heading into 2019.

International Equity

International equities ended 2018 in negative territory, marking one of the worst years for the non-U.S. stock market in a decade. An upsurge in geopolitical uncertainty regarding Brexit and budget discussions between Italy and the European Union sparked a flight to quality in the region. Slowing Chinese growth and continuing U.S.-China trade tensions dampened investor sentiment in China toward the end of the period.

In the first quarter, European equity markets fell in-line with the broader market, amid increased volatility and trade protectionism worries. Throughout the second quarter, the uncertainty stemming from U.S. trade protectionism weighed on most developed markets. In the third quarter, risk sentiment remained elevated, although steady corporate earnings and economic growth supported developed markets generally in the face of rising U.S. protectionism. In Japan, equities rallied as a depreciation in the yen helped exporters. Continued Brexit uncertainty weighed on the market, as did Italy, as a rift between the populist government and the E.U. regarding the country’s budget plans was a source of investor concern.

By the fourth quarter, developed markets faced considerable headwinds from tightening global financial conditions, slowing growth and heightened macroeconomic uncertainty. Slowing economic activity, broad-market risk-off behavior and political uncertainty marred the European region. The euro and sterling both moved lower against the dollar. In Asia, Japan fell as a jump in the yen against the dollar weighed on the export-oriented equity market broadly. Elsewhere, Australian equities fell as the slowdown in China weighed on the country’s domestic growth prospects.

From a sector perspective, financials had the most negative return (in USD) in 2018, but decreases were seen across almost all sectors for the year (with the exception of utilities).

NOTES ON PERFORMANCE (Unaudited)

Total Returns

Performance of the AXA Premier VIP Trust Portfolios as shown on the following pages compares each Portfolio’s performance to that of a broad-based securities index. Each of the Portfolio’s annualized rates of return is net of investment management fees and expenses of the Portfolio. Rates of return are not representative of the actual return you would receive under your variable life insurance policy or annuity contract. No policyholder or contractholder can invest directly in the AXA Premier VIP Trust Portfolios. Changes in policy values depend not only on the investment performance of the AXA Premier VIP Trust Portfolios, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses. Each of the AXA Premier VIP Trust Portfolios has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each Portfolio will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

Growth of $10,000 Investment

The charts shown on the following pages illustrate the total value of an assumed investment in Class A, Class B and/or Class K shares of each Portfolio of the AXA Premier VIP Trust, as applicable. The periods illustrated are from the inception dates shown, or for a ten year period if the inception date is prior to December 31, 2008, through December 31, 2018. These results assume reinvestment of dividends and capital gains. The total value shown for each Portfolio reflects management fees and operating expenses of the Portfolios and 12b-1 fees which are applicable to Class B shares. Effective January 1, 2012, 12b-1 fees are applicable to Class A shares. 12b-1 fees are not applicable to Class K shares. The values have not been adjusted for insurance-related charges and expenses associated with life insurance policies or annuity contracts, which would lower the total values shown. Results should not be considered representative of future gains or losses.

The Benchmarks

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with actively-managed funds. An investment cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

Bloomberg Barclays U.S. Intermediate Government Bond Index (“BIG”)

An unmanaged index of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years.

Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (“BIG/C”)

An unmanaged, market value weighted index which includes Treasuries, government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates with maturities of one to 10 years.

Dow Jones Moderate Portfolio Index

An index which is composed of a blend of equity, fixed income and cash assets and is designed to represent approximately 60% of the risk of an all-stock index.

Dow Jones Moderately Aggressive Portfolio Index

An index which is composed of a blend of equity, fixed income and cash assets and is designed to represent approximately 80% of the risk of an all-stock index.

Dow Jones Moderately Conservative Portfolio Index

An index which is composed of a blend of equity, fixed income and cash assets and is designed to represent approximately 40% of the risk of an all-stock index.

ICE BofAML 3-Month U.S. Treasury Bill Index (“ICE BofAML 3 mo T-Bill”)

An index which measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.

ICE BofAML Global Broad Market ex. U.S. Index (“ICE BofAML Global Broad Market ex. U.S.”)

An index which tracks the performance of investment grade debt publicly issued in the major domestic and eurobond markets, including sovereign, quasi-government, corporate, securitized and collateralized securities and excludes all securities denominated in U.S. dollars.

Morgan Stanley Capital International (MSCI) AC World (Net) Index (“MSCI ACWI or MSCI AC World (Net) Index”) A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets and 23 emerging markets. The index covers approximately 85% of the global investment opportunities.

Morgan Stanley Capital International (MSCI) EAFE® Index (“MSCI EAFE® Index) A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Russell 2000® Index (“Russell 2000”)

An unmanaged index which measures the performance of approximately 2000 of the smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. It is market-capitalization weighted.

Russell 2000® Growth Index

An index which measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 2000® Value Index

An index which measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

NOTES ON PERFORMANCE (Unaudited)

Standard & Poor’s 500® Composite Stock Index (“S&P 500® Index”)

A weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Standard & Poor’s MidCap 400® Index (“S&P MidCap 400® Index” or “S&P 400® Index”)

A weighted index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The index captures approximately 7% of the U.S. equities market. The index returns reflect the reinvestment of dividends.

Standard & Poor’s Target Date® Indices

The S&P Target Date® Index Series comprises eleven multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through a survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.

The below hypothetical composite benchmarks were created by AXA Equitable Funds Management Group, LLC, the Trust’s investment manager, to show how the performance of certain Portfolios compares with the return of an index or indices. There is no guarantee that any Portfolio will outperform these or any benchmarks. Portions of a hypothetical composite index against which a Portfolio’s performance is measured were created by AXA Equitable Funds Management Group, LLC to show how a Portfolio’s performance compares with the returns of an index.

The Charter Aggressive Growth Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the MSCI AC World (Net) Index at a weighting of 65%, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 7%, the ICE BofAML Global Broad market ex U.S. Index at a weighting of 3% and the ICE BofAML 3-Month U.S. Treasury Bill Index at a weighting of 25%.

The Charter Conservative Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the MSCI AC World (Net) Index at a weighting of 20%, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 50%, the ICE BofAML Global Broad market ex U.S. Index at a weighting of 25% and ICE BofAML 3-Month U.S. Treasury Bill Index at a weighting of 5%.

The Charter Growth Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the MSCI AC World (Net) Index at a weighting of 55%, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 17%, the ICE BofAML Global Broad market ex U.S. Index at a weighting of 8% and the ICE BofAML 3-Month U.S. Treasury Bill Index at a weighting of 20%.

The Charter Moderate Growth Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the MSCI AC World (Net) Index at a weighting of 45%, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 27%, the ICE BofAML Global Broad market ex U.S. Index at a weighting of 13% and ICE BofAML 3-Month U.S. Treasury Bill Index at a weighting of 15%.

The Charter Moderate Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the MSCI AC World (Net) Index at a weighting of 35%, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 37%, the ICE BofAML Global Broad market ex U.S. Index at a weighting of 18% and ICE BofAML 3-Month U.S. Treasury Bill Index at a weighting of 10%.

The AXA Aggressive Allocation Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 8%, the MSCI EAFE® Index at a weighting of 25%, the S&P MidCap 400® Index at a weighting of 14%, the S&P 500® Index at a weighting of 39%, the Russell 2000® Index at a weighting of 12%, and the ICE BofAML 3-Month U.S. Treasury Bill Index at a weighting of 2%.

The AXA Conservative Allocation Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 66%, the MSCI EAFE® Index at a weighting of 5%, the S&P MidCap 400® Index at a weighting of 4%, the S&P 500® Index at a weighting of 10%, the Russell 2000® Index at a weighting of 1%, and the ICE BofAML 3-Month U.S. Treasury Bill Index at a weighting of 14%.

The AXA Conservative-Plus Allocation Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 50%, the MSCI EAFE® Index at a weighting of 10%, the S&P MidCap 400® Index at a weighting of 8%, the S&P 500® Index at a weighting of 18%, the Russell 2000® Index at a weighting of 4%, and the ICE BofAML 3-Month U.S. Treasury Bill Index at a weighting of 10%.

The AXA Moderate Allocation Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 42%, the MSCI EAFE® Index at a weighting of 15%, the S&P MidCap 400® Index at a weighting of 9%, the S&P 500® Index at a weighting of 20%, the Russell 2000® Index at a weighting of 6%, and the ICE BofAML 3-Month U.S. Treasury Bill Index at a weighting of 8%.

The AXA Moderate-Plus Allocation Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 25%, the MSCI EAFE® Index at a weighting of 20%, the S&P MidCap 400® Index at a weighting of 12%, the S&P 500® Index at a weighting of 28%, the Russell 2000® Index at a weighting of 10%, and the ICE BofAML 3-Month U.S. Treasury Bill Index at a weighting of 5%.

AXA CONSERVATIVE ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class A Shares	(1.59)%	1.72%	3.69%
Portfolio – Class B Shares	(1.59)	1.70	3.61
Portfolio – Class K Shares*	(1.34)	1.96	2.43
AXA Conservative Allocation Index	(0.36)	2.32	3.69
S&P 500® Index	(4.38)	8.49	13.12
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.43	1.46	1.83

* Date of inception 8/29/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned (1.59)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the AXA Conservative Allocation Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned (0.36)%, (4.38)% and 1.43%, respectively.

Portfolio Highlights

The Portfolio holds allocations to a mixture of U.S. government bonds, U.S. stocks and international stocks. Competing trade tariffs, rising interest rates and political uncertainty around the world created a challenging environment in all of these asset classes in 2018. With U.S. bonds generating only modest positive returns and global stocks in negative territory, the Portfolio’s modest bond gains were offset by its falling equity holdings. A few comments:

•

Given signs of a strong economy, the U.S. Federal Reserve raised interest rates four times during the year. Accordingly, most U.S. bond markets registered minimal gains. The allocation to core bonds, including intermediate-term governments and intermediate- and short-term corporates, provided the Portfolio a modest gain.

•

Through late 2018, U.S. stocks experienced their worst losses in a decade, as pressure from high valuations and worries about slowing global growth contributed to risk aversion. For most of the year, the stock market’s performance was dominated by six technology companies (Facebook, Amazon, Netflix, Alphabet (parent company of Google), Apple and Microsoft) that comprise a hefty proportion of its weight, and masked declines posted by a broader group of stocks. In the final months of the year, U.S. stock indexes fell about 20% from mid-year highs, with mid-cap and small cap equities having the worst performance within the asset class. While performance was in the negative territory, allocation to large cap growth portfolios was the best performing within domestic equities as growth continues to outperform value.

•

Non-U.S. developed-world stocks also provided equity losses. International stocks suffered from the same elevated volatility as their U.S. counterparts, amid concerns about slowing global growth and rising geopolitical uncertainty. A rising dollar also eroded international returns for U.S. dollar-based investors.

AXA CONSERVATIVE ALLOCATION PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2018
Fixed Income	80.4%
Equity	19.6

Top 10 Holdings (as a percentage of Total Investments in Securities) As of December 31, 2018
EQ/Intermediate Government Bond Portfolio	32.0%
EQ/Core Bond Index Portfolio	23.4
EQ/PIMCO Ultra Short Bond Portfolio	11.9
ATM Large Cap Managed Volatility Portfolio	5.8
Multimanager Core Bond Portfolio	3.9
EQ/Quality Bond PLUS Portfolio	3.1
1290 VT DoubleLine Opportunistic Bond Portfolio	2.6
EQ/Global Bond PLUS Portfolio	2.2
ATM International Managed Volatility Portfolio	1.7
AXA Large Cap Core Managed Volatility Portfolio	1.6

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class A
Actual	$1,000.00	$988.30	$2.39
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.81	2.43
Class B
Actual	1,000.00	988.30	2.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.81	2.43
Class K
Actual	1,000.00	989.80	1.13
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.07	1.15

*  Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 0.48%, 0.48% and 0.23%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

AXA CONSERVATIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
Equity (19.6%)
1290 VT Equity Income Portfolio‡	1,746,050	$6,479,166
1290 VT GAMCO Small Company Value Portfolio‡	118,217	5,911,541
1290 VT Micro Cap Portfolio‡	113,643	1,021,772
ATM International Managed Volatility Portfolio‡	1,906,854	17,477,975
ATM Large Cap Managed Volatility Portfolio‡	4,696,135	60,787,709
ATM Mid Cap Managed Volatility Portfolio‡	1,337,327	8,827,707
ATM Small Cap Managed Volatility Portfolio‡	407,154	4,158,665
AXA Global Equity Managed Volatility Portfolio‡	319,138	4,760,421
AXA International Core Managed Volatility Portfolio‡	439,856	4,167,752
AXA International Value Managed Volatility Portfolio‡	188,579	2,162,898
AXA Large Cap Core Managed Volatility Portfolio‡	1,752,806	16,426,979
AXA Large Cap Growth Managed Volatility Portfolio‡	424,923	12,452,417
AXA Large Cap Value Managed Volatility Portfolio‡	413,137	6,528,184
AXA/AB Small Cap Growth Portfolio‡	213,746	3,352,695
AXA/Loomis Sayles Growth Portfolio‡	832,330	6,203,313
AXA/Morgan Stanley Small Cap Growth Portfolio‡	305,026	2,702,935
EQ/BlackRock Basic Value Equity Portfolio‡	562,949	11,433,291
EQ/International Equity Index Portfolio‡	116,503	966,080
EQ/JPMorgan Value Opportunities Portfolio‡	623,780	9,357,516

EQ/Large Cap Growth Index Portfolio‡	108,756	1,445,009
EQ/MFS International Growth Portfolio‡	1,482,012	9,995,007
EQ/T. Rowe Price Growth Stock Portfolio‡	103,621	4,524,792
Multimanager Mid Cap Growth Portfolio*‡	406,179	3,538,465
Multimanager Mid Cap Value Portfolio‡	138,301	1,853,215

Total Equity		206,535,504

Fixed Income (80.4%)
1290 VT DoubleLine Opportunistic Bond Portfolio‡	2,902,056	27,995,895
1290 VT High Yield Bond Portfolio‡	1,501,995	13,419,696
EQ/Core Bond Index Portfolio‡	25,415,515	245,699,387
EQ/Global Bond PLUS Portfolio‡	2,592,199	23,106,419
EQ/Intermediate Government Bond Portfolio‡	33,200,511	336,218,061
EQ/PIMCO Ultra Short Bond Portfolio‡	12,768,042	125,426,395
EQ/Quality Bond PLUS Portfolio‡	3,912,046	32,616,632
Multimanager Core Bond Portfolio‡	4,251,229	40,651,698

Total Fixed Income		845,134,183

Total Investments in Securities (100.0%) (Cost $1,014,465,942)		1,051,669,687
Other Assets Less Liabilities (0.0%)		7,242

Net Assets (100%)		$1,051,676,929

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
1290 VT DoubleLine Opportunistic Bond Portfolio	2,902,056	25,320,624	9,013,166	(5,279,988)	87	(1,057,994)	27,995,895	890,695	—
1290 VT Equity Income Portfolio	1,746,050	8,962,901	2,594,987	(2,039,997)	195,257	(3,233,982)	6,479,166	167,287	2,012,479
1290 VT GAMCO Small Company Value Portfolio	118,217	7,452,046	1,397,659	(1,559,998)	424,244	(1,802,410)	5,911,541	56,458	314,388
1290 VT High Yield Bond Portfolio	1,501,995	16,478,464	1,471,433	(3,499,995)	9,707	(1,039,913)	13,419,696	779,400	—
1290 VT Micro Cap Portfolio	113,643	1,071,967	198,887	—	—	(249,082)	1,021,772	3,520	195,366

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
ATM International Managed Volatility Portfolio	1,906,854	18,417,984	6,199,589	(4,479,994)	401,694	(3,061,298)	17,477,975	353,471	165,680
ATM Large Cap Managed Volatility Portfolio	4,696,135	77,325,958	9,801,685	(17,659,971)	3,368,870	(12,048,833)	60,787,709	957,656	4,257,054
ATM Mid Cap Managed Volatility Portfolio	1,337,327	4,398,932	5,915,137	(479,999)	118	(1,006,481)	8,827,707	61,924	414,807
ATM Small Cap Managed Volatility Portfolio	407,154	3,279,205	1,918,283	(479,999)	20,148	(578,972)	4,158,665	33,245	246,632
AXA Global Equity Managed Volatility Portfolio	319,138	6,809,731	884,442	(1,859,998)	328,416	(1,402,170)	4,760,421	67,923	389,706
AXA International Core Managed Volatility Portfolio	439,856	5,582,276	371,049	(959,998)	201,980	(1,027,555)	4,167,752	94,236	—
AXA International Value Managed Volatility Portfolio	188,579	2,934,549	188,196	(479,999)	80,672	(560,520)	2,162,898	49,788	—
AXA Large Cap Core Managed Volatility Portfolio	1,752,806	22,491,487	2,679,931	(6,059,992)	2,230,591	(4,915,038)	16,426,979	237,248	1,473,838
AXA Large Cap Growth Managed Volatility Portfolio	424,923	14,720,395	2,083,695	(2,879,994)	746,434	(2,218,113)	12,452,417	100,086	1,153,169
AXA Large Cap Value Managed Volatility Portfolio	413,137	10,076,553	1,102,130	(3,419,996)	706,534	(1,937,037)	6,528,184	202,337	346,168
AXA/AB Small Cap Growth Portfolio	213,746	3,469,628	1,234,085	(479,999)	23,468	(894,487)	3,352,695	14,301	581,377
AXA/Loomis Sayles Growth Portfolio	832,330	8,721,089	1,462,254	(3,259,998)	908,429	(1,628,461)	6,203,313	23,285	662,155
AXA/Morgan Stanley Small Cap Growth Portfolio	305,026	2,367,357	950,126	—	—	(614,548)	2,702,935	53	450,073
EQ/BlackRock Basic Value Equity Portfolio	562,949	15,787,570	2,130,165	(4,279,994)	1,805,127	(4,009,577)	11,433,291	238,790	1,060,934
EQ/Core Bond Index Portfolio	25,415,515	275,388,891	19,352,360	(44,639,899)	498,729	(4,900,694)	245,699,387	5,280,558	—
EQ/Global Bond PLUS Portfolio	2,592,199	26,712,176	1,626,699	(4,469,990)	549	(763,015)	23,106,419	381,043	—
EQ/Intermediate Government Bond Portfolio	33,200,511	389,477,730	22,428,449	(73,769,866)	(394,817)	(1,523,435)	336,218,061	5,266,044	—
EQ/International Equity Index Portfolio	116,503	1,135,990	29,738	—	—	(199,648)	966,080	29,738	—
EQ/JPMorgan Value Opportunities Portfolio	623,780	12,524,029	2,554,841	(3,119,996)	183,639	(2,784,997)	9,357,516	138,276	862,936
EQ/Large Cap Growth Index Portfolio	108,756	1,474,731	108,191	—	—	(137,913)	1,445,009	13,779	94,412
EQ/MFS International Growth Portfolio	1,482,012	14,079,809	2,187,014	(4,219,996)	924,345	(2,976,165)	9,995,007	125,365	1,008,026

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EQ/PIMCO Ultra Short Bond Portfolio	12,768,042	138,257,706	12,129,865	(23,839,948)	53,270	(1,174,498)	125,426,395	2,786,353	—
EQ/Quality Bond PLUS Portfolio	3,912,046	30,364,040	9,837,146	(7,039,986)	(27,737)	(516,831)	32,616,632	637,862	—
EQ/T. Rowe Price Growth Stock Portfolio	103,621	4,916,247	1,010,637	(979,998)	129,917	(552,011)	4,524,792	4,725	367,507
Multimanager Core Bond Portfolio	4,251,229	44,147,638	5,877,428	(7,979,982)	(59,077)	(1,334,309)	40,651,698	1,262,924	—
Multimanager Mid Cap Growth Portfolio*	406,179	3,587,617	1,137,438	(479,998)	24,879	(731,471)	3,538,465	—	499,032
Multimanager Mid Cap Value Portfolio	138,301	2,118,613	189,819	—	—	(455,217)	1,853,215	21,378	168,441

Total		1,199,853,933	130,066,524	(229,699,568)	12,785,473	(61,336,675)	1,051,669,687	20,279,748	16,724,180

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$1,051,669,687	$—	$1,051,669,687

Total Assets	$—	$1,051,669,687	$—	$1,051,669,687

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,051,669,687	$—	$1,051,669,687

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$130,066,524
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$229,699,568

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$50,855,628
Aggregate gross unrealized depreciation	(14,746,112)

Net unrealized appreciation	$36,109,516

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,015,560,171

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $1,014,465,942)	$1,051,669,687
Cash	373,459
Receivable for securities sold	934,039
Receivable for Portfolio shares sold	83,676
Other assets	4,826

Total assets	1,053,065,687

LIABILITIES
Payable for Portfolio shares redeemed	812,210
Distribution fees payable – Class B	217,713
Administrative fees payable	109,831
Investment management fees payable	53,846
Trustees’ fees payable	21,181
Distribution fees payable – Class A	4,280
Accrued expenses	169,697

Total liabilities	1,388,758

NET ASSETS	$1,051,676,929

Net assets were comprised of:
Paid in capital	$1,000,919,376
Total distributable earnings (loss)	50,757,553

Net assets	$1,051,676,929

Class A
Net asset value, offering and redemption price per share, $20,046,289 / 2,242,360 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.94

Class B
Net asset value, offering and redemption price per share, $1,022,384,443 / 114,302,815 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.94

Class K
Net asset value, offering and redemption price per share, $9,246,197 / 1,036,381 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.92

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$20,279,748
Interest	11,388

Total income	20,291,136

EXPENSES
Distribution fees – Class B	2,744,428
Administrative fees	1,502,690
Investment management fees	1,126,688
Custodian fees	189,400
Printing and mailing expenses	134,995
Professional fees	68,111
Distribution fees – Class A	52,016
Trustees’ fees	31,004
Miscellaneous	22,505

Gross expenses	5,871,837
Less: Waiver from investment manager	(582,315)

Net expenses	5,289,522

NET INVESTMENT INCOME (LOSS)	15,001,614

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gain (loss) from affiliates)	12,785,473
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	16,724,180

Net realized gain (loss)	29,509,653

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	(61,336,675)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(31,827,022)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(16,825,408)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$15,001,614	$11,585,344
Net realized gain (loss)	29,509,653	33,046,403
Net change in unrealized appreciation (depreciation)	(61,336,675)	16,901,351

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(16,825,408)	61,533,098

Distributions to shareholders: (a)
Class A	(806,856)	(855,268)
Class B	(41,511,770)	(42,432,396)
Class K	(347,794)	(310,917)

Total distributions to shareholders	(42,666,420)	(43,598,581)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 182,955 and 580,117 shares, respectively ]	1,708,768	5,550,717
Capital shares issued in reinvestment of dividends and distributions [ 89,274 and 90,084 shares, respectively ]	806,856	855,268
Capital shares repurchased [ (313,125) and (912,222) shares, respectively ]	(2,929,138)	(8,706,162)

Total Class A transactions	(413,514)	(2,300,177)

Class B
Capital shares sold [ 14,766,933 and 7,988,644 shares, respectively ]	138,108,092	76,513,018
Capital shares issued in reinvestment of dividends and distributions [ 4,589,052 and 4,466,761 shares, respectively ]	41,511,770	42,432,396
Capital shares repurchased [ (28,720,743) and (30,717,614) shares, respectively ]	(269,480,161)	(293,266,822)

Total Class B transactions	(89,860,299)	(174,321,408)

Class K
Capital shares sold [ 375,816 and 418,400 shares, respectively ]	3,435,306	4,005,807
Capital shares issued in reinvestment of dividends and distributions [ 38,598 and 32,807 shares, respectively ]	347,794	310,917
Capital shares repurchased [ (236,441) and (96,446) shares, respectively ]	(2,188,214)	(926,569)

Total Class K transactions	1,594,886	3,390,155

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(88,678,927)	(173,231,430)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(148,170,755)	(155,296,913)
NET ASSETS:
Beginning of year	1,199,847,684	1,355,144,597

End of year (b)	$1,051,676,929	$1,199,847,684

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $269,071, $13,272,285 and $111,267 for Classes A, B and K, respectively; and dividends from net realized capital gains of $586,197, $29,160,111 and $199,650 for Classes A, B and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $75,204 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2018		2017		2016		2015		2014
Net asset value, beginning of year	$9.46		$9.34		$9.29		$9.55		$9.67

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.13		0.10		0.08		0.06		0.05
Net realized and unrealized gain (loss)	(0.28)		0.37		0.18		(0.07)		0.20

Total from investment operations	(0.15)		0.47		0.26		(0.01)		0.25

Less distributions:
Dividends from net investment income	(0.14)		(0.11)		(0.09)		(0.08)		(0.08)
Distributions from net realized gains	(0.23)		(0.24)		(0.12)		(0.17)		(0.29)

Total dividends and distributions	(0.37)		(0.35)		(0.21)		(0.25)		(0.37)

Net asset value, end of year	$8.94		$9.46		$9.34		$9.29		$9.55

Total return	(1.59)%		5.03%		2.84%		(0.16)%		2.61%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$20,046		$21,594		$23,596		$25,419		$27,181
Ratio of expenses to average net assets:
After waivers (f)	0.47	%(j)	0.47	%(j)	0.46	%(j)	0.47	%(j)	0.46	%(j)
Before waivers (f)	0.52%		0.53%		0.53%		0.52%		0.53%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.40%		0.99%		0.86%		0.64%		0.53%
Before waivers (f)(x)	1.35%		0.93%		0.80%		0.60%		0.46%
Portfolio turnover rate^	12%		9%		12%		10%		7%

	Year Ended December 31,
Class B	2018		2017		2016		2015		2014
Net asset value, beginning of year	$9.46		$9.35		$9.29		$9.56		$9.68

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.12		0.09		0.08		0.06		0.05
Net realized and unrealized gain (loss)	(0.27)		0.37		0.19		(0.08)		0.20

Total from investment operations	(0.15)		0.46		0.27		(0.02)		0.25

Less distributions:
Dividends from net investment income	(0.14)		(0.11)		(0.09)		(0.08)		(0.08)
Distributions from net realized gains	(0.23)		(0.24)		(0.12)		(0.17)		(0.29)

Total dividends and distributions	(0.37)		(0.35)		(0.21)		(0.25)		(0.37)

Net asset value, end of year	$8.94		$9.46		$9.35		$9.29		$9.56

Total return	(1.59)%		4.91%		2.95%		(0.26)%		2.61%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,022,384		$1,170,151		$1,326,851		$1,382,210		$1,528,163
Ratio of expenses to average net assets:
After waivers (f)	0.47	%(j)	0.47	%(j)	0.46	%(j)	0.47	%(j)	0.46	%(j)
Before waivers (f)	0.52%		0.53%		0.53%		0.52%		0.53%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.33%		0.91%		0.86%		0.66%		0.53%
Before waivers (f)(x)	1.28%		0.85%		0.80%		0.61%		0.45%
Portfolio turnover rate^	12%		9%		12%		10%		7%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018		2017		2016		2015		2014
Net asset value, beginning of year	$9.44		$9.33		$9.27		$9.54		$9.66

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.16		0.14		0.12		0.11		0.13
Net realized and unrealized gain (loss)	(0.28)		0.34		0.18		(0.11)		0.15

Total from investment operations	(0.12)		0.48		0.30		—	#	0.28

Less distributions:
Dividends from net investment income	(0.17)		(0.13)		(0.12)		(0.10)		(0.11)
Distributions from net realized gains	(0.23)		(0.24)		(0.12)		(0.17)		(0.29)

Total dividends and distributions	(0.40)		(0.37)		(0.24)		(0.27)		(0.40)

Net asset value, end of year	$8.92		$9.44		$9.33		$9.27		$9.54

Total return	(1.34)%		5.18%		3.21%		(0.02)%		2.87%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$9,246		$8,103		$4,697		$3,647		$2,473
Ratio of expenses to average net assets:
After waivers (f)	0.22	%(j)	0.22	%(j)	0.21	%(j)	0.22	%(j)	0.21	%(j)
Before waivers (f)	0.27%		0.28%		0.28%		0.27%		0.28%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.69%		1.49%		1.31%		1.12%		1.32%
Before waivers (f)(x)	1.64%		1.43%		1.25%		1.08%		1.25%
Portfolio turnover rate^	12%		9%		12%		10%		7%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.00% for Class A, 1.00% for Class B and 0.75% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class A Shares	(3.63)%	2.39%	5.22%
Portfolio – Class B Shares	(3.62)	2.39	5.15
Portfolio – Class K Shares*	(3.38)	2.65	4.44
AXA Conservative-Plus Allocation Index	(2.42)	3.22	5.74
S&P 500® Index	(4.38)	8.49	13.12
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.43	1.46	1.83

* Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned (3.62)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the AXA Conservative-Plus Allocation Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned (2.42)%, (4.38)% and 1.43%, respectively.

Portfolio Highlights

The Portfolio holds allocations to a mixture of U.S. government bonds, U.S. stocks and international stocks. Competing trade tariffs, rising interest rates and political uncertainty around the world created a challenging environment in all of these asset classes in 2018. With U.S. bonds generating only modest positive returns and global stocks in negative territory, the Portfolio’s modest bond gains were offset by its falling equity holdings. A few comments:

•

Given signs of a strong economy, the U.S. Federal Reserve raised interest rates four times during the year. Accordingly, most U.S. bond markets registered minimal gains. The allocation to core bonds, including intermediate-term governments and intermediate- and short-term corporates, provided the Portfolio a modest gain.

•

Through late 2018, U.S. stocks experienced their worst losses in a decade, as pressure from high valuations and worries about slowing global growth contributed to risk aversion. For most of the year, the stock market’s performance was dominated by six technology companies (Facebook, Amazon, Netflix, Alphabet (parent company of Google), Apple and Microsoft) that comprise a hefty proportion of its weight, and masked declines posted by a broader group of stocks. In the final months of the year, U.S. stock indexes fell about 20% from mid-year highs, with mid-cap and small cap equities having the worst performance within the asset class. While performance was in the negative territory, allocation to large cap growth portfolios was the best performing within domestic equities as growth continues to outperform value.

•

Non-U.S. developed-world stocks provided a comparable proportion of the equity losses. International stocks suffered from the same elevated volatility as their U.S. counterparts, amid concerns about slowing global growth and rising geopolitical uncertainty. A rising dollar also eroded international returns for U.S. dollar-based investors.

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2018
Fixed Income	60.3%
Equity	39.7

Top 10 Holdings (as a percentage of Total Investments in Securities) As of December 31, 2018
EQ/Intermediate Government Bond Portfolio	23.6%
EQ/Core Bond Index Portfolio	17.5
ATM Large Cap Managed Volatility Portfolio	10.3
EQ/PIMCO Ultra Short Bond Portfolio	9.2
ATM International Managed Volatility Portfolio	4.2
Multimanager Core Bond Portfolio	3.0
AXA Large Cap Core Managed Volatility Portfolio	2.5
EQ/MFS International Growth Portfolio	2.5
ATM Small Cap Managed Volatility Portfolio	2.5
EQ/Quality Bond PLUS Portfolio	2.4

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class A
Actual	$1,000.00	$961.80	$2.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.51	2.73
Class B
Actual	1,000.00	961.80	2.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.51	2.73
Class K
Actual	1,000.00	962.40	1.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.77	1.46

*  Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 0.54%, 0.54% and 0.29%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
Equity (39.6%)
1290 VT Equity Income Portfolio‡	3,553,495	$13,186,156
1290 VT GAMCO Small Company Value Portfolio‡	243,989	12,200,873
1290 VT Micro Cap Portfolio‡	377,300	3,392,336
1290 VT Small Cap Value Portfolio‡	843,839	7,489,758
ATM International Managed Volatility Portfolio‡	5,431,325	49,782,825
ATM Large Cap Managed Volatility Portfolio‡	9,471,464	122,600,517
ATM Mid Cap Managed Volatility Portfolio‡	2,162,534	14,274,911
ATM Small Cap Managed Volatility Portfolio‡	2,897,992	29,600,067
AXA Global Equity Managed Volatility Portfolio‡	1,154,985	17,228,336
AXA International Core Managed Volatility Portfolio‡	1,131,950	10,725,520
AXA International Value Managed Volatility Portfolio‡	602,984	6,915,915
AXA Large Cap Core Managed Volatility Portfolio‡	3,169,550	29,704,440
AXA Large Cap Growth Managed Volatility Portfolio‡	905,410	26,533,143
AXA Large Cap Value Managed Volatility Portfolio‡	1,196,381	18,904,607
AXA/AB Small Cap Growth Portfolio‡	939,399	14,734,888
AXA/Franklin Small Cap Value Managed Volatility Portfolio‡	247,756	3,281,622
AXA/Loomis Sayles Growth Portfolio‡	995,244	7,417,507
AXA/Morgan Stanley Small Cap Growth Portfolio‡	548,092	4,856,816
EQ/BlackRock Basic Value Equity Portfolio‡	775,934	15,758,929
EQ/International Equity Index Portfolio‡	223,789	1,855,722
EQ/JPMorgan Value Opportunities Portfolio‡	1,065,558	15,984,756

EQ/Large Cap Growth Index Portfolio‡	146,091	1,941,073
EQ/MFS International Growth Portfolio‡	4,400,271	29,676,375
EQ/T. Rowe Price Growth Stock Portfolio‡	123,488	5,392,341
Multimanager Mid Cap Growth Portfolio*‡	531,583	4,630,924
Multimanager Mid Cap Value Portfolio‡	252,834	3,387,950

Total Equity		471,458,307

Fixed Income (60.3%)
1290 VT DoubleLine Opportunistic Bond Portfolio‡	2,592,076	25,005,548
1290 VT High Yield Bond Portfolio‡	1,198,865	10,711,358
EQ/Core Bond Index Portfolio‡	21,460,955	207,469,472
EQ/Global Bond PLUS Portfolio‡	2,084,900	18,584,443
EQ/Intermediate Government Bond Portfolio‡	27,695,177	280,466,119
EQ/PIMCO Ultra Short Bond Portfolio‡	11,159,239	109,622,375
EQ/Quality Bond PLUS Portfolio‡	3,463,283	28,875,081
Multimanager Core Bond Portfolio‡	3,725,199	35,621,620

Total Fixed Income		716,356,016

Total Investments in Securities (99.9%) (Cost $1,094,077,064)		1,187,814,323
Other Assets Less Liabilities (0.1%)		920,705

Net Assets (100%)		$1,188,735,028

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
1290 VT DoubleLine Opportunistic Bond Portfolio	2,592,076	22,215,907	7,530,736	(3,802,104)	(529)	(938,462)	25,005,548	799,019	—
1290 VT Equity Income Portfolio	3,553,495	16,833,299	4,916,055	(2,376,315)	109,006	(6,295,889)	13,186,156	342,194	4,116,537
1290 VT GAMCO Small Company Value Portfolio	243,989	10,497,455	6,330,653	(1,901,052)	44,407	(2,770,590)	12,200,873	117,030	647,764
1290 VT High Yield Bond Portfolio	1,198,865	12,751,871	991,010	(2,201,052)	(25,260)	(805,211)	10,711,358	625,152	—
1290 VT Micro Cap Portfolio	377,300	3,908,410	754,075	(475,263)	50,580	(845,466)	3,392,336	11,728	650,882

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
1290 VT Small Cap Value Portfolio	843,839	10,025,955	588,179	(1,950,526)	46,814	(1,220,664)	7,489,758	95,922	309,328
ATM International Managed Volatility Portfolio	5,431,325	57,331,864	11,731,035	(10,079,471)	437,203	(9,637,806)	49,782,825	1,194,442	556,693
ATM Large Cap Managed Volatility Portfolio	9,471,464	147,290,438	16,116,114	(22,862,097)	3,383,774	(21,327,712)	122,600,517	1,948,009	8,660,731
ATM Mid Cap Managed Volatility Portfolio	2,162,534	10,304,007	7,954,487	(1,950,526)	(5,711)	(2,027,346)	14,274,911	118,902	802,655
ATM Small Cap Managed Volatility Portfolio	2,897,992	30,015,075	9,831,517	(5,326,841)	685,234	(5,604,918)	29,600,067	289,990	2,151,275
AXA Global Equity Managed Volatility Portfolio	1,154,985	27,609,449	3,264,842	(9,851,578)	4,533,809	(8,328,186)	17,228,336	250,992	1,440,061
AXA International Core Managed Volatility Portfolio	1,131,950	13,337,596	1,359,343	(1,901,052)	459,062	(2,529,429)	10,725,520	243,485	—
AXA International Value Managed Volatility Portfolio	602,984	8,225,128	1,092,776	(950,526)	158,800	(1,610,263)	6,915,915	159,846	—
AXA Large Cap Core Managed Volatility Portfolio	3,169,550	44,417,829	4,116,539	(14,027,893)	4,895,989	(9,698,024)	29,704,440	431,136	2,679,292
AXA Large Cap Growth Managed Volatility Portfolio	905,410	30,890,773	3,597,859	(4,752,630)	1,088,623	(4,291,482)	26,533,143	214,355	2,468,858
AXA Large Cap Value Managed Volatility Portfolio	1,196,381	23,534,888	3,236,942	(4,326,841)	1,544,711	(5,085,093)	18,904,607	589,001	1,007,689
AXA/AB Small Cap Growth Portfolio	939,399	13,958,089	6,949,517	(2,376,315)	115,672	(3,912,075)	14,734,888	63,130	2,579,064
AXA/Franklin Small Cap Value Managed Volatility Portfolio	247,756	4,132,231	588,107	(475,263)	11,631	(975,084)	3,281,622	34,245	462,398
AXA/Loomis Sayles Growth Portfolio	995,244	11,656,607	1,107,765	(4,575,789)	1,408,388	(2,179,464)	7,417,507	27,988	805,384
AXA/Morgan Stanley Small Cap Growth Portfolio	548,092	3,042,355	3,339,670	(475,263)	25,247	(1,075,193)	4,856,816	90	748,115
EQ/BlackRock Basic Value Equity Portfolio	775,934	23,321,696	2,535,197	(7,102,104)	3,779,762	(6,775,622)	15,758,929	331,342	1,472,137
EQ/Core Bond Index Portfolio	21,460,955	232,302,018	24,987,067	(46,018,145)	245,577	(4,047,045)	207,469,472	4,576,007	—
EQ/Global Bond PLUS Portfolio	2,084,900	21,604,119	856,750	(3,251,578)	(67,871)	(556,977)	18,584,443	307,962	—
EQ/Intermediate Government Bond Portfolio	27,695,177	327,805,513	22,562,375	(68,274,720)	(672,664)	(954,385)	280,466,119	4,464,697	—
EQ/International Equity Index Portfolio	223,789	2,182,099	57,123	—	—	(383,500)	1,855,722	57,123	—

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EQ/JPMorgan Value Opportunities Portfolio	1,065,558	20,140,043	3,268,689	(2,851,578)	21,440	(4,593,838)	15,984,756	237,394	1,482,507
EQ/Large Cap Growth Index Portfolio	146,091	1,980,997	145,332	—	—	(185,256)	1,941,073	18,510	126,823
EQ/MFS International Growth Portfolio	4,400,271	38,340,352	5,302,874	(7,652,630)	1,327,839	(7,642,060)	29,676,375	373,917	3,014,311
EQ/PIMCO Ultra Short Bond Portfolio	11,159,239	120,357,502	9,238,747	(19,009,467)	48,168	(1,012,575)	109,622,375	2,446,020	—
EQ/Quality Bond PLUS Portfolio	3,463,283	29,535,744	5,890,355	(6,027,367)	(57,956)	(465,695)	28,875,081	567,172	—
EQ/T. Rowe Price Growth Stock Portfolio	123,488	8,745,275	1,438,089	(4,500,526)	890,877	(1,181,374)	5,392,341	5,657	449,502
Multimanager Core Bond Portfolio	3,725,199	38,931,185	4,425,796	(6,478,155)	(69,291)	(1,187,915)	35,621,620	1,128,220	—
Multimanager Mid Cap Growth Portfolio*	531,583	5,329,968	1,495,289	(1,375,262)	300,549	(1,119,620)	4,630,924	—	653,826
Multimanager Mid Cap Value Portfolio	252,834	6,408,217	439,674	(2,675,262)	1,155,834	(1,940,513)	3,387,950	39,216	308,994

Total		1,378,963,954	178,040,578	(271,855,191)	25,869,714	(123,204,732)	1,187,814,323	22,109,893	37,594,826

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$1,187,814,323	$—	$1,187,814,323

Total Assets	$—	$1,187,814,323	$—	$1,187,814,323

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,187,814,323	$—	$1,187,814,323

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$178,040,578
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$271,855,191

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$113,248,285
Aggregate gross unrealized depreciation	(21,703,996)

Net unrealized appreciation	$91,544,289

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,096,270,034

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $1,094,077,064)	$1,187,814,323
Cash	1,902,827
Receivable for Portfolio shares sold	686,923
Other assets	5,621

Total assets	1,190,409,694

LIABILITIES
Payable for securities purchased	494,138
Payable for Portfolio shares redeemed	457,371
Distribution fees payable – Class B	245,681
Investment management fees payable	170,871
Administrative fees payable	125,206
Trustees’ fees payable	23,907
Distribution fees payable – Class A	3,490
Accrued expenses	154,002

Total liabilities	1,674,666

NET ASSETS	$1,188,735,028

Net assets were comprised of:
Paid in capital	$1,064,800,199
Total distributable earnings (loss)	123,934,829

Net assets	$1,188,735,028

Class A
Net asset value, offering and redemption price per share, $16,417,674 / 1,815,855 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.04

Class B
Net asset value, offering and redemption price per share, $1,144,989,501 / 126,565,084 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.05

Class K
Net asset value, offering and redemption price per share, $27,327,853 / 3,022,436 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.04

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$22,109,893
Interest	11,296

Total income	22,121,189

EXPENSES
Distribution fees – Class B	3,154,649
Administrative fees	1,750,918
Investment management fees	1,312,421
Custodian fees	212,200
Printing and mailing expenses	155,449
Recoupment fees	131,494
Professional fees	72,507
Distribution fees – Class A	43,980
Trustees’ fees	35,903
Miscellaneous	25,144

Total expenses	6,894,665

NET INVESTMENT INCOME (LOSS)	15,226,524

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gain (loss) from affiliates)	25,869,714
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	37,594,826

Net realized gain (loss)	63,464,540

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	(123,204,732)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(59,740,192)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(44,513,668)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$15,226,524	$12,117,623
Net realized gain (loss)	63,464,540	57,662,812
Net change in unrealized appreciation (depreciation)	(123,204,732)	48,628,712

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(44,513,668)	118,409,147

Distributions to shareholders: (a)
Class A	(976,321)	(804,838)
Class B	(68,236,715)	(58,090,288)
Class K	(1,734,548)	(1,639,187)

Total distributions to shareholders	(70,947,584)	(60,534,313)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 276,578 and 381,682 shares, respectively ]	2,724,844	3,825,583
Capital shares issued in reinvestment of dividends and distributions [ 104,991 and 80,782 shares, respectively ]	976,321	804,838
Capital shares repurchased [ (368,045) and (557,186) shares, respectively ]	(3,624,954)	(5,535,328)

Total Class A transactions	76,211	(904,907)

Class B
Capital shares sold [ 10,244,339 and 7,526,493 shares, respectively ]	101,190,108	74,998,817
Capital shares issued in reinvestment of dividends and distributions [ 7,332,797 and 5,826,806 shares, respectively ]	68,236,715	58,090,288
Capital shares repurchased [ (24,159,569) and (21,844,356) shares, respectively ]	(239,176,609)	(217,457,921)

Total Class B transactions	(69,749,786)	(84,368,816)

Class K
Capital shares sold [ 127,180 and 286,350 shares, respectively ]	1,268,086	2,855,205
Capital shares issued in reinvestment of dividends and distributions [ 186,493 and 164,436 shares, respectively ]	1,734,548	1,639,187
Capital shares repurchased [ (843,950) and (814,267) shares, respectively ]	(8,378,502)	(8,216,955)

Total Class K transactions	(5,375,868)	(3,722,563)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(75,049,443)	(88,996,286)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(190,510,695)	(31,121,452)
NET ASSETS:
Beginning of year	1,379,245,723	1,410,367,175

End of year (b)	$1,188,735,028	$1,379,245,723

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $220,945, $15,618,717 and $500,016 for Classes A, B and K, respectively; and dividends from net realized capital gains of $583,893, $42,471,571 and $1,139,171 for Classes A, B and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $392,688 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2018		2017		2016		2015		2014
Net asset value, beginning of year	$9.95		$9.56		$9.46		$9.96		$10.15

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.12		0.09		0.08		0.05		0.05
Net realized and unrealized gain (loss)	(0.47)		0.75		0.37		(0.12)		0.27

Total from investment operations	(0.35)		0.84		0.45		(0.07)		0.32

Less distributions:
Dividends from net investment income	(0.15)		(0.12)		(0.09)		(0.08)		(0.10)
Distributions from net realized gains	(0.41)		(0.33)		(0.26)		(0.35)		(0.41)

Total dividends and distributions	(0.56)		(0.45)		(0.35)		(0.43)		(0.51)

Net asset value, end of year	$9.04		$9.95		$9.56		$9.46		$9.96

Total return	(3.63)%		8.79%		4.73%		(0.67)%		3.19%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$16,418		$17,939		$18,136		$18,349		$20,884
Ratio of expenses to average net assets:
After waivers (f)	0.53	%(j)	0.52	%(j)	0.52	%(j)	0.53	%(j)	0.51	%(j)
Before waivers (f)	0.53%		0.53%		0.53%		0.53%		0.53%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.18%		0.93%		0.79%		0.53%		0.48%
Before waivers (f)(x)	1.18%		0.93%		0.78%		0.53%		0.47%
Portfolio turnover rate^	14%		10%		11%		8%		10%

	Year Ended December 31,
Class B	2018		2017		2016		2015		2014
Net asset value, beginning of year	$9.96		$9.57		$9.46		$9.96		$10.16

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.11		0.09		0.08		0.05		0.05
Net realized and unrealized gain (loss)	(0.46)		0.75		0.38		(0.12)		0.26

Total from investment operations	(0.35)		0.84		0.46		(0.07)		0.31

Less distributions:
Dividends from net investment income	(0.15)		(0.12)		(0.09)		(0.08)		(0.10)
Distributions from net realized gains	(0.41)		(0.33)		(0.26)		(0.35)		(0.41)

Total dividends and distributions	(0.56)		(0.45)		(0.35)		(0.43)		(0.51)

Net asset value, end of year	$9.05		$9.96		$9.57		$9.46		$9.96

Total return	(3.62)%		8.78%		4.84%		(0.67)%		3.08%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,144,990		$1,325,942		$1,354,790		$1,414,428		$1,607,870
Ratio of expenses to average net assets:
After waivers (f)	0.53	%(j)	0.52	%(j)	0.52	%(j)	0.53	%(j)	0.51	%(j)
Before waivers (f)	0.53%		0.53%		0.53%		0.53%		0.53%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.16%		0.86%		0.81%		0.54%		0.46%
Before waivers (f)(x)	1.16%		0.86%		0.80%		0.54%		0.45%
Portfolio turnover rate^	14%		10%		11%		8%		10%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018		2017		2016		2015		2014
Net asset value, beginning of year	$9.95		$9.56		$9.46		$9.96		$10.15

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.13		0.11		0.11		0.08		0.08
Net realized and unrealized gain (loss)	(0.46)		0.76		0.37		(0.12)		0.27

Total from investment operations	(0.33)		0.87		0.48		(0.04)		0.35

Less distributions:
Dividends from net investment income	(0.17)		(0.15)		(0.12)		(0.11)		(0.13)
Distributions from net realized gains	(0.41)		(0.33)		(0.26)		(0.35)		(0.41)

Total dividends and distributions	(0.58)		(0.48)		(0.38)		(0.46)		(0.54)

Net asset value, end of year	$9.04		$9.95		$9.56		$9.46		$9.96

Total return	(3.38)%		9.05%		4.99%		(0.42)%		3.44%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$27,328		$35,366		$37,441		$36,735		$40,720
Ratio of expenses to average net assets:
After waivers (f)	0.28	%(j)	0.27	%(j)	0.27	%(j)	0.28	%(j)	0.26	%(j)
Before waivers (f)	0.28%		0.28%		0.28%		0.28%		0.28%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.29%		1.07%		1.10%		0.79%		0.75%
Before waivers (f)(x)	1.29%		1.06%		1.09%		0.79%		0.73%
Portfolio turnover rate^	14%		10%		11%		8%		10%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.10% for Class A, 1.10% for Class B and 0.85% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA MODERATE ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class A Shares	(4.73)%	2.62%	5.89%
Portfolio – Class B Shares	(4.77)	2.61	5.80
Portfolio – Class K Shares*	(4.54)	2.88	5.16
AXA Moderate Allocation Index	(3.69)	3.45	6.58
S&P 500® Index	(4.38)	8.49	13.12
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.43	1.46	1.83

* Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned (4.77)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the AXA Moderate Allocation Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned (3.69)%, (4.38)% and 1.43%, respectively.

Portfolio Highlights

The Portfolio holds allocations to a mixture of U.S. government bonds, U.S. stocks and international stocks. Competing trade tariffs, rising interest rates and political uncertainty around the world created a challenging environment in all of these asset classes in 2018. With U.S. bonds generating only modest positive returns and global stocks in negative territory, the Portfolio’s modest bond gains were offset by its falling equity holdings. A few comments:

•

Given signs of a strong economy, the U.S. Federal Reserve raised interest rates four times during the year. Accordingly, most U.S. bond markets registered minimal gains. The allocation to core bonds, including intermediate-term governments and intermediate- and short-term corporates, provided the Portfolio a modest gain.

•

Non-U.S. developed-world stocks provided a big proportion of the equity losses. International stocks suffered from elevated volatility, amid concerns about slowing global growth and rising geopolitical uncertainty. A rising dollar also eroded international returns for U.S. dollar-based investors.

•

Through late 2018, U.S. stocks experienced their worst losses in a decade, as pressure from high valuations and worries about slowing global growth contributed to risk aversion. For most of the year, the stock market’s performance was dominated by six technology companies (Facebook, Amazon, Netflix, Alphabet (parent company of Google), Apple and Microsoft) that comprise a hefty proportion of its weight, and masked declines posted by a broader group of stocks. In the final months of the year, U.S. stock indexes fell about 20% from mid-year highs, with mid-cap and small cap equities having the worst performance within the asset class. While performance was in the negative territory, allocation to large cap growth portfolios was the best performing within domestic equities as growth continues to outperform value.

AXA MODERATE ALLOCATION PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2018
Fixed Income	50.5%
Equity	49.5

Top 10 Holdings (as a percentage of Total Investments in Securities) As of December 31, 2018
EQ/Intermediate Government Bond Portfolio	19.7%
EQ/Core Bond Index Portfolio	14.6
ATM Large Cap Managed Volatility Portfolio	11.2
EQ/PIMCO Ultra Short Bond Portfolio	7.7
ATM International Managed Volatility Portfolio	6.1
EQ/MFS International Growth Portfolio	4.2
ATM Small Cap Managed Volatility Portfolio	3.0
AXA Large Cap Core Managed Volatility Portfolio	2.8
Multimanager Core Bond Portfolio	2.6
AXA/AB Small Cap Growth Portfolio	2.5

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class A
Actual	$1,000.00	$948.10	$2.44
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.71	2.53
Class B
Actual	1,000.00	947.70	2.43
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.71	2.53
Class K
Actual	1,000.00	949.30	1.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.97	1.25

*  Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 0.50%, 0.50% and 0.25%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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AXA MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
Equity (49.5%)
1290 VT Equity Income Portfolio‡	24,457,370	$90,755,350
1290 VT GAMCO Small Company Value Portfolio‡	1,971,684	98,595,715
1290 VT Micro Cap Portfolio‡	2,677,317	24,071,957
1290 VT Small Cap Value Portfolio‡	5,570,938	49,446,595
ATM International Managed Volatility Portfolio‡	46,437,644	425,641,461
ATM Large Cap Managed Volatility Portfolio‡	60,107,036	778,037,434
ATM Mid Cap Managed Volatility Portfolio‡	6,996,333	46,182,870
ATM Small Cap Managed Volatility Portfolio‡	20,552,352	209,921,581
AXA Global Equity Managed Volatility Portfolio‡	11,257,560	167,923,474
AXA International Core Managed Volatility Portfolio‡	11,750,394	111,338,019
AXA International Value Managed Volatility Portfolio‡	4,697,132	53,873,638
AXA Large Cap Core Managed Volatility Portfolio‡	20,562,968	192,712,372
AXA Large Cap Growth Managed Volatility Portfolio‡	5,487,072	160,799,202
AXA Large Cap Value Managed Volatility Portfolio‡	7,844,394	123,953,147
AXA/AB Small Cap Growth Portfolio‡	11,032,036	173,042,354
AXA/Franklin Small Cap Value Managed Volatility Portfolio‡	2,105,354	27,886,226
AXA/Loomis Sayles Growth Portfolio‡	8,643,658	64,420,770
AXA/Morgan Stanley Small Cap Growth Portfolio‡	4,805,699	42,584,816
EQ/BlackRock Basic Value Equity Portfolio‡	5,297,341	107,587,069
EQ/International Equity Index Portfolio‡	2,560,842	21,235,273
EQ/JPMorgan Value Opportunities Portfolio‡	6,644,054	99,669,446

EQ/Large Cap Growth Index Portfolio‡	884,534	11,752,575
EQ/MFS International Growth Portfolio‡	42,756,515	288,359,120
EQ/T. Rowe Price Growth Stock Portfolio‡	652,754	28,503,716
Multimanager Mid Cap Growth Portfolio*‡	1,653,975	14,408,738
Multimanager Mid Cap Value Portfolio‡	1,811,104	24,268,615

Total Equity		3,436,971,533

Fixed Income (50.4%)
1290 VT DoubleLine Opportunistic Bond Portfolio‡	12,928,538	124,720,549
1290 VT High Yield Bond Portfolio‡	6,054,537	54,094,752
EQ/Core Bond Index Portfolio‡	104,598,452	1,011,184,535
EQ/Global Bond PLUS Portfolio‡	10,281,711	91,649,413
EQ/Intermediate Government Bond Portfolio‡	134,750,803	1,364,607,107
EQ/PIMCO Ultra Short Bond Portfolio‡	54,544,807	535,818,912
EQ/Quality Bond PLUS Portfolio‡	16,855,217	140,530,165
Multimanager Core Bond Portfolio‡	18,621,853	178,068,514

Total Fixed Income		3,500,673,947

Total Investments in Securities (99.9%) (Cost $6,284,122,364)		6,937,645,480
Other Assets Less Liabilities (0.1%)		4,441,081

Net Assets (100%)		$6,942,086,561

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
1290 VT DoubleLine Opportunistic Bond Portfolio	12,928,538	111,790,460	31,649,748	(14,016,750)	(6,013)	(4,696,896)	124,720,549	3,990,527	—
1290 VT Equity Income Portfolio	24,457,370	102,779,031	41,941,198	(12,014,357)	136,847	(42,087,369)	90,755,350	2,358,952	28,360,058
1290 VT GAMCO Small Company Value Portfolio	1,971,684	119,535,634	16,715,137	(14,011,964)	457,088	(24,100,180)	98,595,715	946,475	5,283,503
1290 VT High Yield Bond Portfolio	6,054,537	62,546,546	3,270,385	(7,507,179)	(39,915)	(4,175,085)	54,094,752	3,159,290	—
1290 VT Micro Cap Portfolio	2,677,317	25,696,909	5,738,351	(2,002,393)	235,579	(5,596,489)	24,071,957	78,784	4,372,535

See Notes to Financial Statements.

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AXA MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
1290 VT Small Cap Value Portfolio	5,570,938	65,488,795	2,751,013	(10,904,786)	365,241	(8,253,668)	49,446,595	633,628	2,043,322
ATM International Managed Volatility Portfolio	46,437,644	477,456,204	77,887,683	(52,062,215)	1,896,752	(79,536,963)	425,641,461	9,773,969	4,650,891
ATM Large Cap Managed Volatility Portfolio	60,107,036	981,063,359	69,896,223	(158,119,645)	32,767,227	(147,569,730)	778,037,434	12,513,841	55,530,800
ATM Mid Cap Managed Volatility Portfolio	6,996,333	57,396,224	5,939,287	(6,007,179)	109,605	(11,255,067)	46,182,870	614,946	4,213,246
ATM Small Cap Managed Volatility Portfolio	20,552,352	239,408,035	40,461,861	(24,023,929)	1,982,198	(47,906,584)	209,921,581	2,508,943	18,582,601
AXA Global Equity Managed Volatility Portfolio	11,257,560	214,856,744	37,589,496	(48,521,536)	2,080,078	(38,081,308)	167,923,474	2,338,596	13,417,615
AXA International Core Managed Volatility Portfolio	11,750,394	125,971,668	21,517,346	(17,014,357)	5,147,785	(24,284,423)	111,338,019	2,295,157	—
AXA International Value Managed Volatility Portfolio	4,697,132	55,230,270	14,193,913	(6,007,179)	(477,622)	(9,065,744)	53,873,638	1,082,818	—
AXA Large Cap Core Managed Volatility Portfolio	20,562,968	247,787,604	20,617,357	(44,028,715)	11,829,429	(43,493,303)	192,712,372	2,800,846	17,372,133
AXA Large Cap Growth Managed Volatility Portfolio	5,487,072	177,638,030	24,676,385	(22,026,322)	986,766	(20,475,657)	160,799,202	1,301,441	14,967,597
AXA Large Cap Value Managed Volatility Portfolio	7,844,394	147,782,686	15,781,661	(16,019,143)	5,526,783	(29,118,840)	123,953,147	3,867,947	6,617,461
AXA/AB Small Cap Growth Portfolio	11,032,036	193,087,142	46,357,337	(22,021,536)	1,721,169	(46,101,758)	173,042,354	741,964	30,282,089
AXA/Franklin Small Cap Value Managed Volatility Portfolio	2,105,354	31,824,973	6,204,174	(2,002,393)	55,913	(8,196,441)	27,886,226	290,920	3,876,222
AXA/Loomis Sayles Growth Portfolio	8,643,658	90,887,835	7,379,185	(26,009,572)	7,810,162	(15,646,840)	64,420,770	243,301	6,987,758
AXA/Morgan Stanley Small Cap Growth Portfolio	4,805,699	46,834,579	8,882,598	(4,004,786)	277,337	(9,404,912)	42,584,816	835	7,307,699
EQ/BlackRock Basic Value Equity Portfolio	5,297,341	145,016,978	12,666,534	(29,521,536)	15,239,629	(35,814,536)	107,587,069	2,265,912	10,067,336
EQ/Core Bond Index Portfolio	104,598,452	1,128,806,657	108,034,993	(206,638,788)	1,075,165	(20,093,492)	1,011,184,535	22,787,153	—
EQ/Global Bond PLUS Portfolio	10,281,711	105,519,975	1,705,449	(12,511,964)	(577,643)	(2,486,404)	91,649,413	1,520,290	—
EQ/Intermediate Government Bond Portfolio	134,750,803	1,565,133,721	78,432,385	(271,184,253)	(3,208,313)	(4,566,433)	1,364,607,107	21,580,948	—
EQ/International Equity Index Portfolio	2,560,842	13,126,613	11,398,132	—	—	(3,289,472)	21,235,273	648,131	—
EQ/JPMorgan Value Opportunities Portfolio	6,644,054	124,506,204	17,686,034	(14,016,750)	142,490	(28,648,532)	99,669,446	1,483,203	9,243,610

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EQ/Large Cap Growth Index Portfolio	884,534	11,994,306	879,944	—	—	(1,121,675)	11,752,575	112,070	767,874
EQ/MFS International Growth Portfolio	42,756,515	364,997,461	56,142,852	(73,535,893)	14,961,518	(74,206,818)	288,359,120	3,560,318	28,527,060
EQ/PIMCO Ultra Short Bond Portfolio	54,544,807	546,454,415	63,981,544	(69,571,787)	151,304	(5,196,564)	535,818,912	11,970,597	—
EQ/Quality Bond PLUS Portfolio	16,855,217	162,555,349	13,060,899	(32,519,143)	(271,788)	(2,295,152)	140,530,165	2,764,646	—
EQ/T. Rowe Price Growth Stock Portfolio	652,754	51,102,026	6,481,975	(28,004,786)	6,418,637	(7,494,136)	28,503,716	29,966	2,377,946
Multimanager Core Bond Portfolio	18,621,853	196,320,632	12,980,063	(25,023,929)	(329,870)	(5,878,382)	178,068,514	5,609,749	—
Multimanager Mid Cap Growth Portfolio*	1,653,975	10,774,348	6,296,505	—	—	(2,662,115)	14,408,738	—	1,796,503
Multimanager Mid Cap Value Portfolio	1,811,104	29,761,402	5,532,120	(5,002,392)	2,251,230	(8,273,745)	24,268,615	281,007	2,214,080

Total		8,031,132,815	894,729,767	(1,275,857,157)	108,714,768	(821,074,713)	6,937,645,480	126,157,170	278,859,939

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$6,937,645,480	$—	$6,937,645,480

Total Assets	$—	$6,937,645,480	$—	$6,937,645,480

Total Liabilities	$—	$—	$—	$—

Total	$—	$6,937,645,480	$—	$6,937,645,480

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$894,729,767
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,275,857,157

See Notes to Financial Statements.

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AXA MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$760,098,264
Aggregate gross unrealized depreciation	(135,624,068)

Net unrealized appreciation	$624,474,196

Federal income tax cost of investments in securities and derivative instruments, if applicable	$6,313,171,284

See Notes to Financial Statements.

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AXA MODERATE ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $6,284,122,364)	$6,937,645,480
Cash	3,423,553
Receivable for securities sold	4,628,100
Receivable for Portfolio shares sold	2,231,244
Other assets	32,883

Total assets	6,947,961,260

LIABILITIES
Payable for Portfolio shares redeemed	2,687,677
Distribution fees payable – Class B	1,040,199
Administrative fees payable	734,393
Investment management fees payable	564,155
Distribution fees payable – Class A	396,466
Trustees’ fees payable	143,347
Accrued expenses	308,462

Total liabilities	5,874,699

NET ASSETS	$6,942,086,561

Net assets were comprised of:
Paid in capital	$6,085,885,529
Total distributable earnings (loss)	856,201,032

Net assets	$6,942,086,561

Class A
Net asset value, offering and redemption price per share, $1,843,863,549 / 142,295,841 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.96

Class B
Net asset value, offering and redemption price per share, $4,820,681,459 / 375,078,728 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.85

Class K
Net asset value, offering and redemption price per share, $277,541,553 / 21,418,280 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.96

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$126,157,170
Interest	65,819

Total income	126,222,989

EXPENSES
Distribution fees – Class B	13,426,604
Administrative fees	10,263,407
Investment management fees	7,224,297
Distribution fees – Class A	5,052,301
Printing and mailing expenses	873,468
Professional fees	234,484
Custodian fees	225,800
Trustees’ fees	209,776
Miscellaneous	146,868

Total expenses	37,657,005

NET INVESTMENT INCOME (LOSS)	88,565,984

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($108,714,768 of realized gain (loss) from affiliates)	108,733,070
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	278,859,939

Net realized gain (loss)	387,593,009

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	(821,074,713)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(433,481,704)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(344,915,720)

See Notes to Financial Statements.

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AXA MODERATE ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$88,565,984	$69,953,136
Net realized gain (loss)	387,593,009	372,655,874
Net change in unrealized appreciation (depreciation)	(821,074,713)	403,100,511

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(344,915,720)	845,709,521

Distributions to shareholders: (a)
Class A	(108,457,397)	(95,379,190)
Class B	(287,404,348)	(256,321,841)
Class K	(17,014,144)	(14,478,219)

Total distributions to shareholders	(412,875,889)	(366,179,250)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 2,746,319 and 3,615,344 shares, respectively ]	39,203,750	51,643,423
Capital shares issued in reinvestment of dividends and distributions [ 8,047,850 and 6,622,842 shares, respectively ]	108,457,397	95,379,190
Capital shares repurchased [ (13,645,175) and (17,011,688) shares, respectively ]	(195,766,034)	(243,469,221)

Total Class A transactions	(48,104,887)	(96,446,608)

Class B
Capital shares sold [ 8,842,368 and 6,441,450 shares, respectively ]	126,437,514	91,281,549
Capital shares issued in reinvestment of dividends and distributions [ 21,493,860 and 17,934,892 shares, respectively ]	287,404,348	256,321,841
Capital shares repurchased [ (49,190,182) and (50,783,200) shares, respectively ]	(699,762,016)	(720,301,825)

Total Class B transactions	(285,920,154)	(372,698,435)

Class K
Capital shares sold [ 1,017,294 and 1,248,438 shares, respectively ]	14,522,864	17,754,238
Capital shares issued in reinvestment of dividends and distributions [ 1,264,172 and 1,004,809 shares, respectively ]	17,014,144	14,478,219
Capital shares repurchased [ (2,150,219) and (2,100,516) shares, respectively ]	(30,836,858)	(30,192,512)

Total Class K transactions	700,150	2,039,945

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(333,324,891)	(467,105,098)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,091,116,500)	12,425,173
NET ASSETS:
Beginning of year	8,033,203,061	8,020,777,888

End of year (b)	$6,942,086,561	$8,033,203,061

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $25,655,738, $68,787,288 and $4,433,727 for Classes A, B and K, respectively; and dividends from net realized capital gains of $69,723,452, $187,534,553 and $10,044,492 for Classes A, B and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $2,819,459 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2018		2017		2016		2015		2014
Net asset value, beginning of year	$14.41		$13.59		$13.43		$14.18		$14.55

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.17		0.12		0.11		0.08		0.07
Net realized and unrealized gain (loss)	(0.84)		1.37		0.60		(0.20)		0.37

Total from investment operations	(0.67)		1.49		0.71		(0.12)		0.44

Less distributions:
Dividends from net investment income	(0.22)		(0.18)		(0.12)		(0.12)		(0.16)
Distributions from net realized gains	(0.56)		(0.49)		(0.43)		(0.51)		(0.65)

Total dividends and distributions	(0.78)		(0.67)		(0.55)		(0.63)		(0.81)

Net asset value, end of year	$12.96		$14.41		$13.59		$13.43		$14.18

Total return	(4.73)%		11.00%		5.35%		(0.84)%		3.04%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,843,864		$2,092,058		$2,064,205		$2,122,648		$2,307,372
Ratio of expenses to average net assets:
After waivers (f)	0.50	%(j)	0.51	%(k)	0.52	%(m)	0.51	%(k)	0.53	%(n)
Before waivers (f)	0.50%		0.51%		0.52%		0.51%		0.53%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.16%		0.87%		0.78%		0.53%		0.48%
Before waivers (f)(x)	1.16%		0.87%		0.78%		0.53%		0.48%
Portfolio turnover rate^	12%		9%		9%		8%		10%

	Year Ended December 31,
Class B	2018		2017		2016		2015		2014
Net asset value, beginning of year	$14.30		$13.49		$13.33		$14.09		$14.46

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.16		0.12		0.10		0.07		0.07
Net realized and unrealized gain (loss)	(0.83)		1.36		0.61		(0.20)		0.37

Total from investment operations	(0.67)		1.48		0.71		(0.13)		0.44

Less distributions:
Dividends from net investment income	(0.22)		(0.18)		(0.12)		(0.12)		(0.16)
Distributions from net realized gains	(0.56)		(0.49)		(0.43)		(0.51)		(0.65)

Total dividends and distributions	(0.78)		(0.67)		(0.55)		(0.63)		(0.81)

Net asset value, end of year	$12.85		$14.30		$13.49		$13.33		$14.09

Total return	(4.77)%		11.00%		5.38%		(0.92)%		3.06%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,820,681		$5,634,278		$5,669,408		$6,037,275		$6,809,285
Ratio of expenses to average net assets:
After waivers (f)	0.50	%(j)	0.51	%(k)	0.52	%(m)	0.51	%(k)	0.53	%(n)
Before waivers (f)	0.50%		0.51%		0.52%		0.51%		0.53%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.14%		0.85%		0.77%		0.52%		0.46%
Before waivers (f)(x)	1.14%		0.85%		0.77%		0.52%		0.46%
Portfolio turnover rate^	12%		9%		9%		8%		10%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018		2017		2016		2015		2014
Net asset value, beginning of year	$14.42		$13.59		$13.43		$14.18		$14.55

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.20		0.16		0.14		0.11		0.11
Net realized and unrealized gain (loss)	(0.84)		1.38		0.61		(0.20)		0.37

Total from investment operations	(0.64)		1.54		0.75		(0.09)		0.48

Less distributions:
Dividends from net investment income	(0.26)		(0.22)		(0.16)		(0.15)		(0.20)
Distributions from net realized gains	(0.56)		(0.49)		(0.43)		(0.51)		(0.65)

Total dividends and distributions	(0.82)		(0.71)		(0.59)		(0.66)		(0.85)

Net asset value, end of year	$12.96		$14.42		$13.59		$13.43		$14.18

Total return	(4.54)%		11.34%		5.61%		(0.60)%		3.30%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$277,542		$306,867		$287,164		$286,432		$310,021
Ratio of expenses to average net assets:
After waivers (f)	0.25	%(j)	0.26	%(k)	0.27	%(m)	0.26	%(k)	0.28	%(n)
Before waivers (f)	0.25%		0.26%		0.27%		0.26%		0.28%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.41%		1.13%		1.04%		0.78%		0.74%
Before waivers (f)(x)	1.41%		1.13%		1.04%		0.78%		0.74%
Portfolio turnover rate^	12%		9%		9%		8%		10%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.09% for Class A, 1.09% for Class B and 0.84% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.11% for Class A, 1.11% for Class B and 0.86% for Class K.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.12% for Class A, 1.12% for Class B and 0.87% for Class K.
(n)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.14% for Class A, 1.14% for Class B and 0.89% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA MODERATE-PLUS ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class A Shares	(6.84)%	3.29%	7.43%
Portfolio – Class B Shares	(6.84)	3.29	7.35
Portfolio – Class K Shares*	(6.58)	3.55	6.88
AXA Moderate-Plus Allocation Index	(5.80)	4.24	8.50
S&P 500® Index	(4.38)	8.49	13.12
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.43	1.46	1.83

* Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned (6.84)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the AXA Moderate-Plus Allocation Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned (5.80)%, (4.38)% and 1.43%, respectively.

Portfolio Highlights

The Portfolio holds allocations to a mixture of U.S. stocks, international stocks and U.S. government bonds. Competing trade tariffs, rising interest rates and political uncertainty around the world created a challenging environment in all of these asset classes in 2018. With global stocks in negative territory, and U.S. bonds generating only small positive returns, the Portfolio’s equity holdings generally fell, and were offset only modestly by bond gains. A few comments:

•

Through late 2018, U.S. stocks experienced their worst losses in a decade, as pressure from high valuations and worries about slowing global growth contributed to risk aversion. For most of the year, the stock market’s performance was dominated by six technology companies (Facebook, Amazon, Netflix, Alphabet (parent company of Google), Apple and Microsoft) that comprise a hefty proportion of its weight, and masked declines posted by a broader group of stocks. In the final months of the year, U.S. stock indexes fell about 20% from mid-year highs, with mid-cap and small cap equities having the worst performance within the asset class. While performance was in the negative territory, allocation to large cap growth portfolios was the best performing within domestic equities as growth continues to outperform value.

•

Non-U.S. developed-world stock holdings were also big contributors to negative return in 2018. International stocks suffered from the same elevated volatility as their U.S. counterparts, amid concerns about slowing global growth and rising geopolitical uncertainty. A rising dollar also eroded international returns for U.S. dollar-based investors.

•

Given signs of a strong economy, the U.S. Federal Reserve raised interest rates four times during the year. Accordingly, most U.S. bond markets registered minimal gains. The allocation to core bonds, including intermediate-term governments and intermediate- and short-term corporates, provided the Portfolio a modest gain.

AXA MODERATE-PLUS ALLOCATION PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2018
Equity	70.0%
Fixed Income	30.0

Top 10 Holdings (as a percentage of Total Investments in Securities) As of December 31, 2018
ATM Large Cap Managed Volatility Portfolio	15.8%
EQ/Intermediate Government Bond Portfolio	12.5
EQ/Core Bond Index Portfolio	8.5
ATM International Managed Volatility Portfolio	8.0
ATM Small Cap Managed Volatility Portfolio	5.4
EQ/MFS International Growth Portfolio	4.8
EQ/PIMCO Ultra Short Bond Portfolio	4.5
AXA Large Cap Core Managed Volatility Portfolio	4.2
AXA/AB Small Cap Growth Portfolio	3.5
AXA Large Cap Growth Managed Volatility Portfolio	3.2

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class A
Actual	$1,000.00	$921.20	$2.39
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.71	2.52
Class B
Actual	1,000.00	921.20	2.39
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.71	2.52
Class K
Actual	1,000.00	922.20	1.18
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.97	1.25

*  Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 0.49%, 0.49% and 0.24%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
Equity (70.0%)
1290 VT Equity Income Portfolio‡	41,768,569	$154,992,993
1290 VT GAMCO Small Company Value Portfolio‡	3,232,966	161,667,208
1290 VT Micro Cap Portfolio‡	5,775,707	51,929,809
1290 VT Small Cap Value Portfolio‡	9,061,254	80,425,980
ATM International Managed Volatility Portfolio‡	70,925,931	650,097,945
ATM Large Cap Managed Volatility Portfolio‡	99,448,211	1,287,277,428
ATM Mid Cap Managed Volatility Portfolio‡	9,934,587	65,578,316
ATM Small Cap Managed Volatility Portfolio‡	42,921,314	438,398,006
AXA Global Equity Managed Volatility Portfolio‡	17,108,190	255,194,435
AXA International Core Managed Volatility Portfolio‡	18,527,407	175,551,971
AXA International Value Managed Volatility Portfolio‡	7,690,465	88,205,597
AXA Large Cap Core Managed Volatility Portfolio‡	36,394,694	341,084,415
AXA Large Cap Growth Managed Volatility Portfolio‡	8,780,999	257,328,051
AXA Large Cap Value Managed Volatility Portfolio‡	15,752,988	248,920,736
AXA/AB Small Cap Growth Portfolio‡	18,185,035	285,240,295
AXA/Franklin Small Cap Value Managed Volatility Portfolio‡	4,479,863	59,337,517
AXA/Loomis Sayles Growth Portfolio‡	13,380,299	99,722,726
AXA/Morgan Stanley Small Cap Growth Portfolio‡	11,576,343	102,581,627
EQ/BlackRock Basic Value Equity Portfolio‡	9,545,269	193,860,931
EQ/International Equity Index Portfolio‡	7,372,875	61,138,101
EQ/JPMorgan Value Opportunities Portfolio‡	9,026,908	135,415,357

EQ/Large Cap Growth Index Portfolio‡	1,391,183	18,484,293
EQ/MFS International Growth Portfolio‡	58,243,932	392,809,580
EQ/T. Rowe Price Growth Stock Portfolio‡	1,336,196	58,347,484
Multimanager Mid Cap Growth Portfolio*‡	2,174,059	18,939,490
Multimanager Mid Cap Value Portfolio‡	1,389,562	18,619,996

Total Equity		5,701,150,287

Fixed Income (29.9%)
1290 VT DoubleLine Opportunistic Bond Portfolio‡	8,976,077	86,591,482
1290 VT High Yield Bond Portfolio‡	3,550,833	31,725,208
EQ/Core Bond Index Portfolio‡	71,473,945	690,960,017
EQ/Global Bond PLUS Portfolio‡	1,245,562	11,102,729
EQ/Intermediate Government Bond Portfolio‡	100,711,581	1,019,895,514
EQ/PIMCO Ultra Short Bond Portfolio‡	36,827,463	361,773,231
EQ/Quality Bond PLUS Portfolio‡	13,082,934	109,078,801
Multimanager Core Bond Portfolio‡	13,625,404	130,290,763

Total Fixed Income		2,441,417,745

Total Investments in Securities (99.9%) (Cost $6,930,133,895)		8,142,568,032
Other Assets Less Liabilities (0.1%)		4,169,395

Net Assets (100%)		$8,146,737,427

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
1290 VT DoubleLine Opportunistic Bond Portfolio	8,976,077	77,654,777	22,472,718	(10,252,001)	(4,785)	(3,279,227)	86,591,482	2,771,006	—
1290 VT Equity Income Portfolio	41,768,569	195,818,440	52,455,147	(20,504,003)	383,363	(73,159,954)	154,992,993	4,028,004	48,423,721
1290 VT GAMCO Small Company Value Portfolio	3,232,966	189,679,262	31,227,172	(20,504,003)	504,315	(39,239,538)	161,667,208	1,553,478	8,670,271
1290 VT High Yield Bond Portfolio	3,550,833	29,925,995	6,850,610	(2,563,000)	1,142	(2,489,539)	31,725,208	1,850,181	—
1290 VT Micro Cap Portfolio	5,775,707	59,171,811	10,153,570	(5,126,001)	687,564	(12,957,135)	51,929,809	179,694	9,973,020

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
1290 VT Small Cap Value Portfolio	9,061,254	99,593,594	4,357,825	(9,689,001)	835,063	(14,671,501)	80,425,980	1,031,183	3,325,357
ATM International Managed Volatility Portfolio	70,925,931	804,736,058	66,257,170	(93,579,010)	4,400,123	(131,716,396)	650,097,945	15,773,032	7,570,025
ATM Large Cap Managed Volatility Portfolio	99,448,211	1,601,511,375	112,603,822	(235,408,020)	45,209,526	(236,639,275)	1,287,277,428	20,703,661	91,871,932
ATM Mid Cap Managed Volatility Portfolio	9,934,587	84,772,585	6,878,468	(10,252,001)	330,023	(16,150,759)	65,578,316	874,076	6,002,681
ATM Small Cap Managed Volatility Portfolio	42,921,314	517,105,946	74,136,436	(54,260,006)	4,548,308	(103,132,678)	438,398,006	5,366,422	39,761,461
AXA Global Equity Managed Volatility Portfolio	17,108,190	339,727,795	46,863,345	(76,506,004)	4,590,219	(59,480,920)	255,194,435	3,541,126	20,317,086
AXA International Core Managed Volatility Portfolio	18,527,407	203,281,274	28,047,277	(25,504,003)	7,693,416	(37,965,993)	175,551,971	3,543,853	—
AXA International Value Managed Volatility Portfolio	7,690,465	109,668,854	10,047,060	(12,815,002)	(408,804)	(18,286,511)	88,205,597	2,044,921	—
AXA Large Cap Core Managed Volatility Portfolio	36,394,694	431,497,655	35,711,117	(69,321,005)	16,106,605	(72,909,957)	341,084,415	4,957,183	30,746,664
AXA Large Cap Growth Managed Volatility Portfolio	8,780,999	306,656,350	26,018,281	(45,319,004)	15,346,877	(45,374,453)	257,328,051	2,081,665	23,931,054
AXA Large Cap Value Managed Volatility Portfolio	15,752,988	303,181,660	29,073,204	(35,882,004)	15,207,748	(62,659,872)	248,920,736	7,771,455	13,295,763
AXA/AB Small Cap Growth Portfolio	18,185,035	324,026,476	68,014,629	(33,319,004)	2,210,334	(75,692,140)	285,240,295	1,223,568	50,035,502
AXA/Franklin Small Cap Value Managed Volatility Portfolio	4,479,863	70,417,602	11,413,425	(5,126,001)	153,414	(17,520,923)	59,337,517	619,378	8,293,191
AXA/Loomis Sayles Growth Portfolio	13,380,299	138,014,161	11,196,456	(37,065,002)	10,915,091	(23,337,980)	99,722,726	376,639	10,817,678
AXA/Morgan Stanley Small Cap Growth Portfolio	11,576,343	115,252,501	19,408,396	(10,252,001)	710,781	(22,538,050)	102,581,627	2,012	17,654,673
EQ/BlackRock Basic Value Equity Portfolio	9,545,269	240,135,925	22,188,800	(30,630,003)	14,343,155	(52,176,946)	193,860,931	4,075,827	18,108,696
EQ/Core Bond Index Portfolio	71,473,945	823,752,576	43,972,615	(163,379,010)	1,720,134	(15,106,298)	690,960,017	15,658,501	—
EQ/Global Bond PLUS Portfolio	1,245,562	11,257,603	182,952	—	—	(337,826)	11,102,729	182,953	—
EQ/Intermediate Government Bond Portfolio	100,711,581	1,165,459,522	101,479,088	(241,050,015)	(2,792,032)	(3,201,049)	1,019,895,514	16,457,704	—
EQ/International Equity Index Portfolio	7,372,875	68,824,388	11,889,579	(7,689,001)	455,292	(12,342,157)	61,138,101	1,888,298	—
EQ/JPMorgan Value Opportunities Portfolio	9,026,908	172,112,724	22,475,988	(20,504,003)	280,905	(38,950,257)	135,415,357	2,015,761	12,456,806

See Notes to Financial Statements.

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AXA MODERATE-PLUS ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EQ/Large Cap Growth Index Portfolio	1,391,183	21,267,670	1,396,133	(2,563,000)	1,001,182	(2,617,692)	18,484,293	177,348	1,218,359
EQ/MFS International Growth Portfolio	58,243,932	479,671,502	61,214,762	(65,260,006)	9,665,764	(92,482,442)	392,809,580	4,904,142	39,502,065
EQ/PIMCO Ultra Short Bond Portfolio	36,827,463	365,023,573	56,094,604	(55,934,005)	61,197	(3,472,138)	361,773,231	8,086,906	—
EQ/Quality Bond PLUS Portfolio	13,082,934	112,378,117	22,148,264	(23,515,002)	(177,486)	(1,755,092)	109,078,801	2,146,125	—
EQ/T. Rowe Price Growth Stock Portfolio	1,336,196	70,724,888	4,925,246	(12,689,001)	2,455,132	(7,068,781)	58,347,484	61,306	4,862,655
Multimanager Core Bond Portfolio	13,625,404	139,574,987	15,120,978	(19,878,001)	(280,184)	(4,247,017)	130,290,763	4,118,413	—
Multimanager Mid Cap Growth Portfolio*	2,174,059	16,915,915	5,392,489	—	—	(3,368,914)	18,939,490	—	2,392,488
Multimanager Mid Cap Value Portfolio	1,389,562	22,295,418	3,419,240	(2,563,000)	893,440	(5,425,102)	18,619,996	216,105	1,702,708

Total		9,711,088,979	1,045,086,866	(1,458,900,123)	157,046,822	(1,311,754,512)	8,142,568,032	140,281,926	470,933,856

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$8,142,568,032	$—	$8,142,568,032

Total Assets	$—	$8,142,568,032	$—	$8,142,568,032

Total Liabilities	$—	$—	$—	$—

Total	$—	$8,142,568,032	$—	$8,142,568,032

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,045,086,866
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,458,900,123

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,279,231,733
Aggregate gross unrealized depreciation	(143,255,098)

Net unrealized appreciation	$1,135,976,635

Federal income tax cost of investments in securities and derivative instruments, if applicable	$7,006,591,397

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $6,930,133,895)	$8,142,568,032
Cash	6,309,058
Receivable for securities sold	3,352,394
Receivable for Portfolio shares sold	999,675
Other assets	39,731

Total assets	8,153,268,890

LIABILITIES
Payable for Portfolio shares redeemed	2,624,101
Distribution fees payable – Class B	1,713,833
Administrative fees payable	868,220
Investment management fees payable	662,320
Trustees’ fees payable	158,843
Distribution fees payable – Class A	41,133
Accrued expenses	463,013

Total liabilities	6,531,463

NET ASSETS	$8,146,737,427

Net assets were comprised of:
Paid in capital	$6,616,223,598
Total distributable earnings (loss)	1,530,513,829

Net assets	$8,146,737,427

Class A
Net asset value, offering and redemption price per share, $189,591,965 / 18,981,758 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.99

Class B
Net asset value, offering and redemption price per share, $7,894,298,784 / 790,081,933 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.99

Class K
Net asset value, offering and redemption price per share, $62,846,678 / 6,291,703 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.99

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$140,281,926
Interest	75,491

Total income	140,357,417

EXPENSES
Distribution fees – Class B	22,527,656
Administrative fees	12,414,632
Investment management fees	8,663,183
Printing and mailing expenses	1,039,566
Distribution fees – Class A	542,383
Professional fees	270,633
Trustees’ fees	253,040
Custodian fees	212,100
Miscellaneous	175,006

Total expenses	46,098,199

NET INVESTMENT INCOME (LOSS)	94,259,218

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gain (loss) from affiliates)	157,046,822
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	470,933,856

Net realized gain (loss)	627,980,678

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	(1,311,754,512)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(683,773,834)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(589,514,616)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$94,259,218	$81,305,662
Net realized gain (loss)	627,980,678	567,829,559
Net change in unrealized appreciation (depreciation)	(1,311,754,512)	673,900,572

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(589,514,616)	1,323,035,793

Distributions to shareholders: (a)
Class A	(13,601,091)	(12,692,409)
Class B	(567,430,924)	(522,170,353)
Class K	(4,876,712)	(4,561,201)

Total distributions to shareholders	(585,908,727)	(539,423,963)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 961,402 and 1,024,672 shares, respectively ]	10,854,833	11,517,555
Capital shares issued in reinvestment of dividends and distributions [ 1,283,452 and 1,109,094 shares, respectively ]	13,601,091	12,692,409
Capital shares repurchased [ (2,925,665) and (3,074,793) shares, respectively ]	(33,498,110)	(34,676,896)

Total Class A transactions	(9,042,186)	(10,466,932)

Class B
Capital shares sold [ 8,334,098 and 9,065,469 shares, respectively ]	94,604,817	102,276,364
Capital shares issued in reinvestment of dividends and distributions [ 53,501,500 and 45,614,303 shares, respectively ]	567,430,924	522,170,353
Capital shares repurchased [ (90,625,594) and (89,132,231) shares, respectively ]	(1,038,824,874)	(1,006,485,953)

Total Class B transactions	(376,789,133)	(382,039,236)

Class K
Capital shares sold [ 417,114 and 410,614 shares, respectively ]	4,738,358	4,634,093
Capital shares issued in reinvestment of dividends and distributions [ 460,221 and 398,229 shares, respectively ]	4,876,712	4,561,201
Capital shares repurchased [ (1,490,413) and (1,186,488) shares, respectively ]	(16,877,673)	(13,268,654)

Total Class K transactions	(7,262,603)	(4,073,360)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(393,093,922)	(396,579,528)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,568,517,265)	387,032,302
NET ASSETS:
Beginning of year	9,715,254,692	9,328,222,390

End of year (b)	$8,146,737,427	$9,715,254,692

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $3,047,588, $125,055,757 and $1,238,281 for Classes A, B and K, respectively; and dividends from net realized capital gains of $9,644,821, $397,114,596 and $3,322,920 for Classes A, B and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $4,569,909 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2018		2017		2016		2015		2014
Net asset value, beginning of year	$11.49		$10.58		$10.38		$11.14		$11.66

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.12		0.10		0.08		0.05		0.06
Net realized and unrealized gain (loss)	(0.87)		1.47		0.68		(0.19)		0.38

Total from investment operations	(0.75)		1.57		0.76		(0.14)		0.44

Less distributions:
Dividends from net investment income	(0.18)		(0.16)		(0.10)		(0.10)		(0.15)
Distributions from net realized gains	(0.57)		(0.50)		(0.46)		(0.52)		(0.81)

Total dividends and distributions	(0.75)		(0.66)		(0.56)		(0.62)		(0.96)

Net asset value, end of year	$9.99		$11.49		$10.58		$10.38		$11.14

Total return	(6.84)%		14.94%		7.24%		(1.29)%		3.72%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$189,592		$225,874		$218,035		$221,573		$246,364
Ratio of expenses to average net assets:
After waivers (f)	0.50	%(j)	0.51	%(k)	0.51	%(m)	0.51	%(k)	0.52	%(n)
Before waivers (f)	0.50%		0.51%		0.51%		0.51%		0.52%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.01%		0.86%		0.74%		0.47%		0.49%
Before waivers (f)(x)	1.01%		0.86%		0.74%		0.47%		0.49%
Portfolio turnover rate^	11%		8%		8%		9%		10%

	Year Ended December 31,
Class B	2018		2017		2016		2015		2014
Net asset value, beginning of year	$11.49		$10.59		$10.38		$11.14		$11.66

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.12		0.10		0.08		0.05		0.06
Net realized and unrealized gain (loss)	(0.87)		1.46		0.69		(0.19)		0.38

Total from investment operations	(0.75)		1.56		0.77		(0.14)		0.44

Less distributions:
Dividends from net investment income	(0.18)		(0.16)		(0.10)		(0.10)		(0.15)
Distributions from net realized gains	(0.57)		(0.50)		(0.46)		(0.52)		(0.81)

Total dividends and distributions	(0.75)		(0.66)		(0.56)		(0.62)		(0.96)

Net asset value, end of year	$9.99		$11.49		$10.59		$10.38		$11.14

Total return	(6.84)%		14.83%		7.34%		(1.29)%		3.72%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,894,299		$9,410,038		$9,033,114		$9,427,864		$10,569,594
Ratio of expenses to average net assets:
After waivers (f)	0.50	%(j)	0.51	%(k)	0.51	%(m)	0.51	%(k)	0.52	%(n)
Before waivers (f)	0.50%		0.51%		0.51%		0.51%		0.52%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.01%		0.85%		0.74%		0.47%		0.48%
Before waivers (f)(x)	1.01%		0.85%		0.74%		0.47%		0.48%
Portfolio turnover rate^	11%		8%		8%		9%		10%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018		2017		2016		2015		2014
Net asset value, beginning of year	$11.49		$10.58		$10.38		$11.14		$11.66

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.14		0.13		0.11		0.08		0.09
Net realized and unrealized gain (loss)	(0.86)		1.47		0.67		(0.19)		0.38

Total from investment operations	(0.72)		1.60		0.78		(0.11)		0.47

Less distributions:
Dividends from net investment income	(0.21)		(0.19)		(0.12)		(0.13)		(0.18)
Distributions from net realized gains	(0.57)		(0.50)		(0.46)		(0.52)		(0.81)

Total dividends and distributions	(0.78)		(0.69)		(0.58)		(0.65)		(0.99)

Net asset value, end of year	$9.99		$11.49		$10.58		$10.38		$11.14

Total return	(6.58)%		15.21%		7.51%		(1.04)%		3.98%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$62,847		$79,342		$77,074		$76,922		$85,699
Ratio of expenses to average net assets:
After waivers (f)	0.25	%(j)	0.26	%(k)	0.26	%(m)	0.26	%(k)	0.27	%(n)
Before waivers (f)	0.25%		0.26%		0.26%		0.26%		0.27%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.24%		1.11%		1.02%		0.72%		0.74%
Before waivers (f)(x)	1.24%		1.11%		1.02%		0.72%		0.74%
Portfolio turnover rate^	11%		8%		8%		9%		10%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.13% for Class A, 1.13% for Class B and 0.88% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.14% for Class A, 1.14% for Class B and 0.89% for Class K.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.18% for Class A, 1.18% for Class B and 0.93% for Class K.
(n)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.16% for Class A, 1.16% for Class B and 0.91% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA AGGRESSIVE ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class A Shares	(8.72)%	4.00%	8.95%
Portfolio – Class B Shares	(8.72)	4.00	8.87
Portfolio – Class K Shares*	(8.46)	4.26	8.56
AXA Aggressive Allocation Index	(7.78)	5.08	10.37
S&P 500® Index	(4.38)	8.49	13.12
Bloomberg Barclays U.S. Intermediate Government Bond Index	1.43	1.46	1.83

* Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned (8.72)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the AXA Aggressive Allocation Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned (7.78)%, (4.38)% and 1.43%, respectively.

Portfolio Highlights

The Portfolio holds allocations to a mixture of U.S. stocks, international stocks and U.S. government bonds. Competing trade tariffs, rising interest rates and political uncertainty around the world created a challenging environment in all of these asset classes in 2018. With global stocks in negative territory, and U.S. bonds generating only small positive returns, the Portfolio’s equity holdings generally fell, and were offset only modestly by bond gains. A few comments:

•

Through late 2018, U.S. stocks experienced their worst losses in a decade, as pressure from high valuations and worries about slowing global growth contributed to risk aversion. For most of the year, the stock market’s performance was dominated by six technology companies (Facebook, Amazon, Netflix, Alphabet (parent company of Google), Apple and Microsoft) that comprise a hefty proportion of its weight, and masked declines posted by a broader group of stocks. In the final months of the year, U.S. stock indexes fell about 20% from mid-year highs, with mid-cap and small cap equities having the worst performance within the asset class. While performance was in the negative territory, allocation to large cap growth portfolios was the best performing within domestic equities as growth continues to outperform value.

•

Non-U.S. developed-world stock holdings were also big contributors to negative returns in 2018. International stocks suffered from the same elevated volatility as their U.S. counterparts, amid concerns about slowing global growth and rising geopolitical uncertainty. A rising dollar also eroded international returns for U.S. dollar-based investors.

•

Given signs of a strong economy, the U.S. Federal Reserve raised interest rates four times during the year. Accordingly, most U.S. bond markets registered minimal gains. The allocation to core bonds, including intermediate-term governments and intermediate- and short-term corporates, provided the Portfolio a modest gain.

AXA AGGRESSIVE ALLOCATION PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2018
Equity	90.6%
Fixed Income	9.4

Top 10 Holdings (as a percentage of Total Investments in Securities) As of December 31, 2018
ATM Large Cap Managed Volatility Portfolio	23.1%
ATM International Managed Volatility Portfolio	9.7
EQ/MFS International Growth Portfolio	6.2
ATM Small Cap Managed Volatility Portfolio	5.9
AXA Large Cap Core Managed Volatility Portfolio	5.6
AXA Large Cap Value Managed Volatility Portfolio	4.8
AXA Global Equity Managed Volatility Portfolio	4.1
EQ/Intermediate Government Bond Portfolio	3.9
AXA Large Cap Growth Managed Volatility Portfolio	3.7
AXA/AB Small Cap Growth Portfolio	3.2

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class A
Actual	$1,000.00	$899.30	$2.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.67	2.56
Class B
Actual	1,000.00	899.30	2.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.67	2.56
Class K
Actual	1,000.00	901.10	1.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.93	1.29

*  Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 0.50%, 0.50% and 0.25%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
Equity (90.6%)
1290 VT Equity Income Portfolio‡	18,289,566	$67,868,129
1290 VT GAMCO Small Company Value Portfolio‡	1,461,135	73,065,277
1290 VT Micro Cap Portfolio‡	2,615,600	23,517,048
1290 VT Small Cap Value Portfolio‡	3,167,778	28,116,598
ATM International Managed Volatility Portfolio‡	31,806,085	291,530,479
ATM Large Cap Managed Volatility Portfolio‡	53,571,189	693,436,132
ATM Mid Cap Managed Volatility Portfolio‡	5,655,143	37,329,660
ATM Small Cap Managed Volatility Portfolio‡	17,446,976	178,203,293
AXA Global Equity Managed Volatility Portfolio‡	8,365,196	124,779,507
AXA International Core Managed Volatility Portfolio‡	7,741,240	73,350,248
AXA International Value Managed Volatility Portfolio‡	4,490,309	51,501,483
AXA Large Cap Core Managed Volatility Portfolio‡	17,993,613	168,632,856
AXA Large Cap Growth Managed Volatility Portfolio‡	3,833,076	112,328,676
AXA Large Cap Value Managed Volatility Portfolio‡	9,076,844	143,427,696
AXA/AB Small Cap Growth Portfolio‡	6,060,202	95,056,944
AXA/Franklin Small Cap Value Managed Volatility Portfolio‡	2,167,094	28,704,000
AXA/Loomis Sayles Growth Portfolio‡	8,197,335	61,094,347
AXA/Morgan Stanley Small Cap Growth Portfolio‡	5,416,723	47,999,291
EQ/BlackRock Basic Value Equity Portfolio‡	4,531,563	92,034,401
EQ/International Equity Index Portfolio‡	6,211,888	51,510,844
EQ/JPMorgan Value Opportunities Portfolio‡	3,150,421	47,260,409

EQ/Large Cap Growth Index Portfolio‡	1,130,311	15,018,153
EQ/MFS International Growth Portfolio‡	27,741,414	187,094,054
EQ/T. Rowe Price Growth Stock Portfolio‡	391,740	17,106,071
Multimanager Mid Cap Growth Portfolio*‡	895,758	7,803,466
Multimanager Mid Cap Value Portfolio‡	462,270	6,194,374

Total Equity		2,723,963,436

Fixed Income (9.4%)
1290 VT DoubleLine Opportunistic Bond Portfolio‡	1,423,045	13,728,002
1290 VT High Yield Bond Portfolio‡	422,061	3,770,938
EQ/Core Bond Index Portfolio‡	8,578,018	82,926,268
EQ/Intermediate Government Bond Portfolio‡	11,548,364	116,949,055
EQ/PIMCO Ultra Short Bond Portfolio‡	3,584,738	35,214,541
EQ/Quality Bond PLUS Portfolio‡	1,392,448	11,609,517
Multimanager Core Bond Portfolio‡	1,786,530	17,083,413

Total Fixed Income		281,281,734

Total Investments in Securities (100.0%) (Cost $2,454,256,452)		3,005,245,170
Other Assets Less Liabilities (0.0%)		1,142,075

Net Assets (100%)		$3,006,387,245

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
1290 VT DoubleLine Opportunistic Bond Portfolio	1,423,045	14,460,052	1,359,576	(1,548,416)	(493)	(542,717)	13,728,002	439,581	—
1290 VT Equity Income Portfolio	18,289,566	83,641,641	23,035,683	(6,967,873)	67,007	(31,908,329)	67,868,129	1,762,888	21,182,818
1290 VT GAMCO Small Company Value Portfolio	1,461,135	89,589,961	9,731,233	(8,516,290)	1,058,787	(18,798,414)	73,065,277	702,411	3,918,847
1290 VT High Yield Bond Portfolio	422,061	2,852,869	1,219,137	—	—	(301,068)	3,770,938	219,137	—
1290 VT Micro Cap Portfolio	2,615,600	26,774,143	4,631,377	(2,322,624)	276,696	(5,842,544)	23,517,048	81,440	4,519,944

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
1290 VT Small Cap Value Portfolio	3,167,778	34,564,102	1,565,349	(3,096,833)	67,491	(4,983,511)	28,116,598	361,049	1,164,309
ATM International Managed Volatility Portfolio	31,806,085	341,175,168	41,049,183	(32,516,742)	1,246,321	(59,423,451)	291,530,479	7,296,789	3,507,494
ATM Large Cap Managed Volatility Portfolio	53,571,189	846,785,006	61,650,058	(111,827,150)	18,777,334	(121,949,116)	693,436,132	11,147,607	49,582,665
ATM Mid Cap Managed Volatility Portfolio	5,655,143	46,277,979	3,954,488	(3,871,041)	67,924	(9,099,690)	37,329,660	496,810	3,407,690
ATM Small Cap Managed Volatility Portfolio	17,446,976	211,537,510	25,101,706	(17,032,579)	816,668	(42,220,012)	178,203,293	2,233,207	16,548,551
AXA Global Equity Managed Volatility Portfolio	8,365,196	133,679,050	32,620,957	(12,387,330)	272,790	(29,405,960)	124,779,507	1,849,508	10,611,489
AXA International Core Managed Volatility Portfolio	7,741,240	92,468,567	3,778,599	(8,516,290)	632,464	(15,013,092)	73,350,248	1,668,625	—
AXA International Value Managed Volatility Portfolio	4,490,309	66,293,463	1,251,914	(4,645,249)	(241,868)	(11,156,777)	51,501,483	1,191,928	—
AXA Large Cap Core Managed Volatility Portfolio	17,993,613	196,098,814	17,846,002	(17,032,579)	367,204	(28,646,585)	168,632,856	2,449,892	15,176,161
AXA Large Cap Growth Managed Volatility Portfolio	3,833,076	137,866,658	11,489,043	(24,613,122)	9,809,348	(22,223,251)	112,328,676	908,379	10,430,699
AXA Large Cap Value Managed Volatility Portfolio	9,076,844	182,951,416	12,302,998	(24,535,747)	14,033,372	(41,324,343)	143,427,696	4,472,051	7,650,990
AXA/AB Small Cap Growth Portfolio	6,060,202	113,669,650	17,315,376	(11,613,122)	804,655	(25,119,615)	95,056,944	408,246	16,757,164
AXA/Franklin Small Cap Value Managed Volatility Portfolio	2,167,094	33,100,064	5,803,310	(2,322,624)	68,177	(7,944,927)	28,704,000	281,469	3,791,848
AXA/Loomis Sayles Growth Portfolio	8,197,335	71,548,680	6,912,239	(9,419,457)	2,006,413	(9,953,528)	61,094,347	230,502	6,611,753
AXA/Morgan Stanley Small Cap Growth Portfolio	5,416,723	54,502,051	8,345,171	(4,645,249)	340,062	(10,542,744)	47,999,291	942	8,284,243
EQ/BlackRock Basic Value Equity Portfolio	4,531,563	112,796,925	10,631,166	(13,516,290)	1,949,243	(19,826,643)	92,034,401	1,932,994	8,588,198
EQ/Core Bond Index Portfolio	8,578,018	84,255,261	11,060,999	(10,942,082)	4,686	(1,452,596)	82,926,268	1,861,022	—
EQ/Intermediate Government Bond Portfolio	11,548,364	120,807,308	15,041,687	(18,313,122)	(42,199)	(544,619)	116,949,055	1,891,722	—

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EQ/International Equity Index Portfolio	6,211,888	72,581,726	1,642,300	(11,871,041)	868,112	(11,710,253)	51,510,844	1,592,312	—
EQ/JPMorgan Value Opportunities Portfolio	3,150,421	62,786,557	5,181,789	(6,967,873)	61,085	(13,801,149)	47,260,409	704,196	4,387,614
EQ/Large Cap Growth Index Portfolio	1,130,311	26,479,701	1,152,356	(12,548,416)	7,670,090	(7,735,578)	15,018,153	143,982	988,379
EQ/MFS International Growth Portfolio	27,741,414	217,522,131	29,297,189	(19,355,204)	986,501	(41,356,563)	187,094,054	2,359,218	19,063,030
EQ/PIMCO Ultra Short Bond Portfolio	3,584,738	37,077,251	2,337,220	(3,871,041)	(508)	(328,381)	35,214,541	787,231	—
EQ/Quality Bond PLUS Portfolio	1,392,448	12,339,975	237,930	(774,208)	(5,636)	(188,544)	11,609,517	227,935	—
EQ/T. Rowe Price Growth Stock Portfolio	391,740	19,507,440	2,085,487	(3,096,833)	476,238	(1,866,261)	17,106,071	17,344	1,378,152
Multimanager Core Bond Portfolio	1,786,530	14,914,401	4,227,394	(1,548,416)	(11,450)	(498,516)	17,083,413	507,398	—
Multimanager Mid Cap Growth Portfolio*	895,758	8,973,127	1,129,658	(774,208)	60,339	(1,585,450)	7,803,466	—	1,119,661
Multimanager Mid Cap Value Portfolio	462,270	7,847,313	648,600	(774,209)	413,125	(1,940,455)	6,194,374	71,922	566,681

Total		3,577,725,960	375,637,174	(411,783,260)	62,899,978	(599,234,682)	3,005,245,170	50,299,737	219,238,380

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$3,005,245,170	$—	$3,005,245,170

Total Assets	$—	$3,005,245,170	$—	$3,005,245,170

Total Liabilities	$—	$—	$—	$—

Total	$—	$3,005,245,170	$—	$3,005,245,170

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$375,637,174
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$411,783,260

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$602,516,621
Aggregate gross unrealized depreciation	(85,053,938)

Net unrealized appreciation	$517,462,683

Federal income tax cost of investments in securities and derivative instruments, if applicable	$2,487,782,487

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $2,454,256,452)	$3,005,245,170
Cash	1,831,325
Receivable for securities sold	1,591,764
Receivable for Portfolio shares sold	601,916
Other assets	14,818

Total assets	3,009,284,993

LIABILITIES
Payable for Portfolio shares redeemed	1,376,645
Distribution fees payable – Class B	634,443
Administrative fees payable	322,466
Investment management fees payable	255,837
Trustees’ fees payable	53,548
Distribution fees payable – Class A	16,010
Accrued expenses	238,799

Total liabilities	2,897,748

NET ASSETS	$3,006,387,245

Net assets were comprised of:
Paid in capital	$2,301,543,838
Total distributable earnings (loss)	704,843,407

Net assets	$3,006,387,245

Class A
Net asset value, offering and redemption price per share, $73,762,161 / 7,276,557 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.14

Class B
Net asset value, offering and redemption price per share, $2,902,333,544 / 286,267,105 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.14

Class K
Net asset value, offering and redemption price per share, $30,291,540 / 2,988,006 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.14

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$50,299,737
Interest	29,035

Total income	50,328,772

EXPENSES
Distribution fees – Class B	8,407,423
Administrative fees	4,645,861
Investment management fees	3,370,401
Printing and mailing expenses	395,123
Custodian fees	209,300
Distribution fees – Class A	207,022
Professional fees	126,229
Trustees’ fees	94,090
Miscellaneous	64,098

Total expenses	17,519,547

NET INVESTMENT INCOME (LOSS)	32,809,225

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gain (loss) from affiliates)	62,899,978
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	219,238,380

Net realized gain (loss)	282,138,358

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	(599,234,682)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(317,096,324)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(284,287,099)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$32,809,225	$29,621,904
Net realized gain (loss)	282,138,358	193,065,155
Net change in unrealized appreciation (depreciation)	(599,234,682)	374,222,205

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(284,287,099)	596,909,264

Distributions to shareholders: (a)
Class A	(5,871,031)	(3,929,135)
Class B	(233,829,686)	(159,512,661)
Class K	(2,514,956)	(1,762,408)

Total distributions to shareholders	(242,215,673)	(165,204,204)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 678,415 and 567,516 shares, respectively ]	8,004,457	6,474,931
Capital shares issued in reinvestment of dividends and distributions [ 535,560 and 332,665 shares, respectively ]	5,871,031	3,929,135
Capital shares repurchased [ (929,422) and (1,169,266) shares, respectively ]	(11,096,686)	(13,386,373)

Total Class A transactions	2,778,802	(2,982,307)

Class B
Capital shares sold [ 6,647,233 and 9,300,008 shares, respectively ]	79,677,576	104,680,641
Capital shares issued in reinvestment of dividends and distributions [ 21,299,917 and 13,505,195 shares, respectively ]	233,829,686	159,512,661
Capital shares repurchased [ (30,268,610) and (30,117,894) shares, respectively ]	(362,002,844)	(345,168,360)

Total Class B transactions	(48,495,582)	(80,975,058)

Class K
Capital shares sold [ 288,916 and 276,906 shares, respectively ]	3,465,392	3,160,584
Capital shares issued in reinvestment of dividends and distributions [ 229,477 and 148,971 shares, respectively ]	2,514,956	1,762,408
Capital shares repurchased [ (603,223) and (393,449) shares, respectively ]	(7,277,939)	(4,499,186)

Total Class K transactions	(1,297,591)	423,806

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(47,014,371)	(83,533,559)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(573,517,143)	348,171,501
NET ASSETS:
Beginning of year	3,579,904,388	3,231,732,887

End of year (b)	$3,006,387,245	$3,579,904,388

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $1,207,668, $48,797,218 and $600,792 for Classes A, B and K, respectively; and dividends from net realized capital gains of $2,721,467, $110,715,443 and $1,161,616 for Classes A, B and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $1,857,803 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2018		2017		2016		2015		2014
Net asset value, beginning of year	$11.99		$10.55		$10.24		$11.24		$11.94

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.12		0.10		0.08		0.05		0.06
Net realized and unrealized gain (loss)	(1.11)		1.90		0.82		(0.26)		0.51

Total from investment operations	(0.99)		2.00		0.90		(0.21)		0.57

Less distributions:
Dividends from net investment income	(0.19)		(0.17)		(0.10)		(0.10)		(0.19)
Distributions from net realized gains	(0.67)		(0.39)		(0.49)		(0.69)		(1.08)

Total dividends and distributions	(0.86)		(0.56)		(0.59)		(0.79)		(1.27)

Net asset value, end of year	$10.14		$11.99		$10.55		$10.24		$11.24

Total return	(8.72)%		19.17%		8.81%		(1.76)%		4.66%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$73,762		$83,800		$76,625		$75,748		$84,100
Ratio of expenses to average net assets (f)	0.51	%(j)	0.52	%(k)	0.52	%(m)	0.51	%(j)	0.53	%(n)
Ratio of net investment income (loss) to average net assets (f)(x)	0.98%		0.88%		0.75%		0.45%		0.54%
Portfolio turnover rate^	11%		8%		5%		10%		12%

	Year Ended December 31,
Class B	2018		2017		2016		2015		2014
Net asset value, beginning of year	$11.99		$10.55		$10.25		$11.25		$11.94

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.11		0.10		0.08		0.05		0.06
Net realized and unrealized gain (loss)	(1.10)		1.90		0.81		(0.26)		0.52

Total from investment operations	(0.99)		2.00		0.89		(0.21)		0.58

Less distributions:
Dividends from net investment income	(0.19)		(0.17)		(0.10)		(0.10)		(0.19)
Distributions from net realized gains	(0.67)		(0.39)		(0.49)		(0.69)		(1.08)

Total dividends and distributions	(0.86)		(0.56)		(0.59)		(0.79)		(1.27)

Net asset value, end of year	$10.14		$11.99		$10.55		$10.25		$11.25

Total return	(8.72)%		19.17%		8.70%		(1.76)%		4.75%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,902,334		$3,459,262		$3,123,018		$3,187,246		$3,482,029
Ratio of expenses to average net assets (f)	0.51	%(j)	0.52	%(k)	0.52	%(m)	0.51	%(j)	0.53	%(n)
Ratio of net investment income (loss) to average net assets (f)(x)	0.94%		0.86%		0.75%		0.45%		0.53%
Portfolio turnover rate^	11%		8%		5%		10%		12%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018		2017		2016		2015		2014
Net asset value, beginning of year	$11.99		$10.55		$10.25		$11.24		$11.94

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.14		0.13		0.10		0.08		0.10
Net realized and unrealized gain (loss)	(1.10)		1.90		0.82		(0.25)		0.50

Total from investment operations	(0.96)		2.03		0.92		(0.17)		0.60

Less distributions:
Dividends from net investment income	(0.22)		(0.20)		(0.13)		(0.13)		(0.22)
Distributions from net realized gains	(0.67)		(0.39)		(0.49)		(0.69)		(1.08)

Total dividends and distributions	(0.89)		(0.59)		(0.62)		(0.82)		(1.30)

Net asset value, end of year	$10.14		$11.99		$10.55		$10.25		$11.24

Total return	(8.46)%		19.44%		8.97%		(1.43)%		4.92%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$30,292		$36,843		$32,090		$32,037		$34,528
Ratio of expenses to average net assets (f)	0.26	%(j)	0.27	%(k)	0.27	%(m)	0.26	%(j)	0.28	%(n)
Ratio of net investment income (loss) to average net assets (f)(x)	1.15%		1.13%		1.01%		0.69%		0.81%
Portfolio turnover rate^	11%		8%		5%		10%		12%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.17% for Class A, 1.17% for Class B and 0.92% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.18% for Class A, 1.18% for Class B and 0.93% for Class K.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.19% for Class A, 1.19% for Class B and 0.94% for Class K.
(n)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.21% for Class A, 1.21% for Class B and 0.96% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

CHARTERSM CONSERVATIVE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	Since Incept.
Portfolio – Class B Shares*	(3.30)%	1.86%	1.85%
Charter Conservative Index	(1.81)	1.93	1.79
Dow Jones Moderately Conservative Portfolio Index	(3.15)	3.29	3.25

* Date of inception 10/30/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned (3.30)% for the year ended December 31, 2018. After accounting for the impact of fees and expenses, the Portfolio underperformed the following benchmarks over the same period: the Charter Conservative Index and the Dow Jones Moderately Conservative Portfolio Index, which returned (1.81)% and (3.15)%, respectively.

Portfolio Highlights

The Portfolio holds allocations to a mixture of global stocks and bonds, with an allocation to alternative (noncorrelated) investments. In 2018, competing trade tariffs, rising U.S. interest rates and political uncertainty around the world created a challenging environment in all of these asset classes. With global stocks well into negative territory and global bonds also down somewhat, flat returns from alternatives offered a modest offset. A few comments:

•

Non-U.S. developed-world stocks provided hefty equity losses, suffering from elevated volatility, amid concerns about political and trade uncertainties. A rising dollar further eroded international returns for U.S. dollar-based investors. The allocation to frontier and emerging markets had the worst performance within the asset class.

•

Through late 2018, U.S. stocks experienced their worst losses in a decade, as pressure from high valuations and worries about slowing global growth trends contributed to risk aversion. In the final months of the year, U.S. stock indexes fell about 20% from mid-year highs. The Portfolio’s U.S. mid-cap stocks fell steeply late in 2018, as high valuations and initially high expectations for tax reform and regulatory relief left little room for risk tolerance. The allocation to growth equities, which outperformed value stocks, contributed to performance.

•

For fixed-income markets, rising U.S. interest rates and a rising dollar provided a negative tone to the market throughout the year. The U.S. Federal Reserve raised interest rates four times during the year. The European Central Bank held rates steady, indicating it would do so at least through the summer of 2019; however, it announced that its bond buying program would be discontinued at year end. On the positive side, central banks in several other countries maintained extraordinarily accommodative monetary policies. Many smaller developed market sovereigns ended 2018 with flatter yields curves and lower 10 year bond yields than a year earlier. Overall, however, the allocation to U.S. short- and intermediate-term bonds eked out a positive return, but the global bonds (unhedged) (in USD terms) were down modestly.

•

In the alternative markets, categories and strategies that provided a buffer against equity losses include currency carry-trade, global long short strategy, and precious metals. Strategies linked to energy contributed a small loss.

CHARTERSM CONSERVATIVE PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2018
Fixed Income	67.9%
Equity	20.3
Alternatives	10.8
Specialty	0.6
Commodity	0.4

Top 10 Holdings (as a percentage of Total Investments in Securities) As of December 31, 2018
1290 VT Convertible Securities Portfolio	8.2%
EQ/Global Bond PLUS Portfolio	7.6
EQ/Intermediate Government Bond Portfolio	7.6
Multimanager Core Bond Portfolio	7.6
iShares JP Morgan USD Emerging Markets Bond ETF	7.6
EQ/PIMCO Ultra Short Bond Portfolio	7.5
EQ/PIMCO Global Real Return Portfolio	6.4
Vanguard Total International Bond ETF	6.4
1290 VT High Yield Bond Portfolio	4.8
iShares Floating Rate Bond ETF	4.7

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class B
Actual	$1,000.00	$967.00	$3.13
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.03	3.21

*  Expenses are equal to the Portfolio’s Class B shares annualized expense ratio of 0.63%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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CHARTERSM CONSERVATIVE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
Equity (1.6%)
Invesco S&P 500 BuyWrite ETF	6,750	$133,313
iShares Global Infrastructure ETF	4,040	159,095
iShares Micro-Cap ETF	340	28,033
iShares MSCI EAFE Small-Cap ETF	2,970	153,905
iShares U.S. Oil & Gas Exploration & Production ETF	740	38,206

Total Equity		512,552

Commodity (0.4%)
Invesco DB Base Metals Fund	1,320	20,315
Invesco DB Commodity Index Tracking Fund	2,390	34,631
Invesco DB Gold Fund	1,870	73,940
Invesco DB Silver Fund	400	9,192

Total Commodity		138,078

Specialty (0.6%)
Invesco DB G10 Currency Harvest Fund	7,390	173,887

Fixed Income (22.5%)
iShares Floating Rate Bond ETF	29,620	1,491,663
iShares International Treasury Bond ETF	2,240	108,573
iShares JP Morgan USD Emerging Markets Bond ETF	22,820	2,371,225
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	30,030	781,681
Vanguard Short-Term Inflation-Protected Securities ETF	7,480	358,442
Vanguard Total International Bond ETF	36,810	1,996,942

Total Fixed Income		7,108,526

Total Exchange Traded Funds (25.1%) (Cost $8,210,168)		7,933,043

INVESTMENT COMPANIES:
Alternatives (10.7%)
1290 VT Convertible Securities Portfolio‡	255,781	2,567,555
1290 VT Energy Portfolio‡	7,488	40,584
1290 VT GAMCO Mergers & Acquisitions Portfolio‡	34,774	415,562
1290 VT Natural Resources Portfolio‡	7,177	52,042
1290 VT Real Estate Portfolio‡	10,447	105,089
AQR Managed Futures Strategy Fund, Institutional Class*	5,901	49,630
BlackRock Global Long/Short Credit Fund, Institutional Class	8,193	78,573
Franklin K2 Alternative Strategies Fund, Advisor Class	6,967	75,455

Total Alternatives		3,384,490

Equity (18.6%)
1290 VT GAMCO Small Company Value Portfolio‡	5,699	284,984
1290 VT Low Volatility Global Equity Portfolio‡	14,676	160,927
1290 VT Micro Cap Portfolio‡	12,018	108,058
1290 VT SmartBeta Equity Portfolio‡	12,954	150,897
AXA/AB Small Cap Growth Portfolio‡	20,162	316,253
AXA/ClearBridge Large Cap Growth Portfolio‡	28,239	311,671
AXA/Janus Enterprise Portfolio*‡	27,845	474,306
EQ/BlackRock Basic Value Equity Portfolio‡	15,000	304,637
EQ/Capital Guardian Research Portfolio‡	28,267	627,894
EQ/Emerging Markets Equity PLUS Portfolio‡	37,267	321,031
EQ/International Equity Index Portfolio‡	95,162	789,110
EQ/Invesco Comstock Portfolio‡	19,170	291,391
EQ/MFS International Growth Portfolio‡	67,050	452,198
EQ/T. Rowe Price Growth Stock Portfolio‡	7,267	317,349
Financial Investors Trust – Listed Private Equity Fund, Institutional Class	1,714	10,402
MSIF Frontier Markets Portfolio, Institutional Class	9,597	150,101
Multimanager Mid Cap Value Portfolio‡	35,454	475,074
Templeton Emerging Markets Small Cap Fund, Advisor Class	11,572	146,383
Templeton Global Smaller Companies Fund, Advisor Class	21,471	170,910

Total Equity		5,863,576

Fixed Income (45.0%)
1290 VT High Yield Bond Portfolio‡	167,053	1,492,544
Eaton Vance Floating-Rate Fund, Institutional Class	99,923	868,330
EQ/Global Bond PLUS Portfolio‡	269,364	2,401,060
EQ/Intermediate Government Bond Portfolio‡	236,563	2,395,646
EQ/PIMCO Global Real Return Portfolio‡	212,145	2,017,913
EQ/PIMCO Ultra Short Bond Portfolio‡	239,930	2,356,947
Multimanager Core Bond Portfolio‡	248,591	2,377,111
PIMCO International Bond Fund Unhedged, Institutional Class	33,168	308,133

Total Fixed Income		14,217,684

Total Investment Companies (74.3%) (Cost $24,234,511)		23,465,750

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Value (Note 1)

Total Investments in Securities (99.4%) (Cost $32,444,679)	$31,398,793
Other Assets Less Liabilities (0.6%)	200,559

Net Assets (100%)	$31,599,352

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($) (a)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
1290 VT Convertible Securities Portfolio	255,781	2,527,644	864,713	(589,183)	1,638	(237,257)	2,567,555	69,776	62,645
1290 VT Energy Portfolio	7,488	49,375	14,108	(10,416)	(1)	(12,482)	40,584	1,092	—
1290 VT GAMCO Mergers & Acquisitions Portfolio	34,774	417,145	109,939	(72,909)	2	(38,615)	415,562	7,329	11,501
1290 VT GAMCO Small Company Value Portfolio	5,699	306,604	98,587	(52,078)	142	(68,271)	284,984	2,692	15,018
1290 VT High Yield Bond Portfolio	167,053	1,518,568	426,914	(333,604)	(44)	(119,290)	1,492,544	88,492	—
1290 VT Low Volatility Global Equity Portfolio	14,676	173,315	44,900	(46,247)	777	(11,818)	160,927	4,513	1,339
1290 VT Micro Cap Portfolio	12,018	149,822	46,834	(67,531)	7,898	(28,965)	108,058	368	20,435
1290 VT Natural Resources Portfolio	7,177	57,771	14,702	(10,416)	5	(10,020)	52,042	1,687	—
1290 VT Real Estate Portfolio	10,447	120,691	30,445	(35,831)	(21)	(10,195)	105,089	4,414	—
1290 VT SmartBeta Equity Portfolio	12,954	166,765	47,163	(46,247)	2,466	(19,250)	150,897	2,317	5,800
AXA/AB Small Cap Growth Portfolio	20,162	322,844	162,428	(98,778)	1,747	(71,988)	316,253	1,201	49,049
AXA/ClearBridge Large Cap Growth Portfolio	28,239	326,433	107,072	(93,493)	1,643	(29,984)	311,671	1,396	27,583
AXA/Janus Enterprise Portfolio*	27,845	472,810	161,120	(130,824)	137	(28,937)	474,306	—	25,794
EQ/BlackRock Basic Value Equity Portfolio	15,000	317,103	99,370	(52,078)	413	(60,171)	304,637	6,300	27,992
EQ/Capital Guardian Research Portfolio	28,267	624,328	268,688	(161,271)	4,673	(108,524)	627,894	5,292	73,424
EQ/Emerging Markets Equity PLUS Portfolio	37,267	329,023	128,102	(83,078)	3,279	(56,295)	321,031	5,570	1,755
EQ/Global Bond PLUS Portfolio	269,364	2,305,984	654,610	(487,522)	(559)	(71,453)	2,401,060	39,685	—
EQ/Intermediate Government Bond Portfolio	236,563	2,297,168	635,674	(527,222)	(266)	(9,708)	2,395,646	36,548	—
EQ/International Equity Index Portfolio	95,162	788,677	310,833	(166,402)	765	(144,763)	789,110	23,019	—
EQ/Invesco Comstock Portfolio	19,170	315,741	97,395	(62,493)	848	(60,100)	291,391	5,932	13,370
EQ/MFS International Growth Portfolio	67,050	476,791	154,979	(83,324)	341	(96,589)	452,198	5,610	45,244

See Notes to Financial Statements.

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CHARTERSM CONSERVATIVE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($) (a)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EQ/PIMCO Global Real Return Portfolio	212,145	1,967,342	561,377	(432,129)	(109)	(78,568)	2,017,913	56,345	—
EQ/PIMCO Ultra Short Bond Portfolio	239,930	2,303,580	604,136	(527,222)	443	(23,990)	2,356,947	52,510	—
EQ/T. Rowe Price Growth Stock Portfolio	7,267	317,205	132,869	(109,193)	7,625	(31,157)	317,349	295	23,280
Multimanager Core Bond Portfolio	248,591	2,307,953	669,208	(527,222)	(1,491)	(71,337)	2,377,111	70,082	—
Multimanager Mid Cap Value Portfolio	35,454	467,733	194,219	(83,324)	276	(103,830)	475,074	4,876	38,417

Total		21,428,415	6,640,385	(4,890,037)	32,627	(1,603,557)	21,607,833	497,341	442,646

(a)	Purchases at Cost were adjusted to account for return of capital distributions from fund of funds investments, if applicable.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$7,933,043	$—	$—	$7,933,043
Investment Companies
Investment Companies	1,857,917	21,607,833	—	23,465,750

Total Assets	$9,790,960	$21,607,833	$—	$31,398,793

Total Liabilities	$—	$—	$—	$—

Total	$9,790,960	$21,607,833	$—	$31,398,793

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$8,161,429
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$5,529,826

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$145,346
Aggregate gross unrealized depreciation	(1,210,519)

Net unrealized depreciation	$(1,065,173)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$32,463,966

See Notes to Financial Statements.

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CHARTERSM CONSERVATIVE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $22,288,176)	$21,607,833
Unaffiliated Issuers (Cost $10,156,503)	9,790,960
Cash	454,854
Receivable for Portfolio shares sold	21,025
Receivable from investment manager	10,076
Dividends, interest and other receivables	4,313
Other assets	133

Total assets	31,889,194

LIABILITIES
Payable for securities purchased	199,568
Distribution fees payable – Class B	6,672
Payable for Portfolio shares redeemed	2,286
Trustees’ fees payable	223
Accrued expenses	81,093

Total liabilities	289,842

NET ASSETS	$31,599,352

Net assets were comprised of:
Paid in capital	$32,208,173
Total distributable earnings (loss)	(608,821)

Net assets	$31,599,352

Class B
Net asset value, offering and redemption price per share, $31,599,352 / 3,249,306 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.72

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends ($497,341 of dividend income received from affiliates)	$849,394
Interest	2,689

Total income	852,083

EXPENSES
Custodian fees	162,000
Distribution fees – Class B	79,248
Investment management fees	47,549
Administrative fees	42,209
Professional fees	40,935
Printing and mailing expenses	14,891
Tax expense	2,678
Trustees’ fees	853
Miscellaneous	509

Gross expenses	390,872
Less: Waiver from investment manager	(89,758)
Reimbursement from investment manager	(106,423)

Net expenses	194,691

NET INVESTMENT INCOME (LOSS)	657,392

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($32,627 of realized gain (loss) from affiliates)	30,740
Net distributions of realized gain received from underlying funds ($442,646 received from affiliates)	467,188

Net realized gain (loss)	497,928

Net change in unrealized appreciation (depreciation) on investments in securities ($(1,603,557) of change in unrealized appreciation (depreciation) from affiliates)	(2,213,650)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,715,722)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,058,330)

See Notes to Financial Statements.

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CHARTERSM CONSERVATIVE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$657,392	$448,228
Net realized gain (loss)	497,928	372,095
Net change in unrealized appreciation (depreciation)	(2,213,650)	1,440,659

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,058,330)	2,260,982

Distributions to shareholders: (a)
Class B	(912,924)	(648,426)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 756,610 and 673,619 shares, respectively ]	7,793,346	6,869,365
Capital shares issued in reinvestment of dividends and distributions [ 92,839 and 62,777 shares, respectively ]	912,924	648,426
Capital shares repurchased [ (600,450) and (693,458) shares, respectively ]	(6,189,065)	(7,005,072)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	2,517,205	512,719

TOTAL INCREASE (DECREASE) IN NET ASSETS	545,951	2,125,275
NET ASSETS:
Beginning of year	31,053,401	28,928,126

End of year (b)	$31,599,352	$31,053,401

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $496,594 for Class B; and dividends from net realized capital gains of $151,832 for Class B. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $20,752 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

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CHARTERSM CONSERVATIVE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class B	2018		2017		2016		2015	2014
Net asset value, beginning of year	$10.35		$9.78		$9.44		$9.90	$9.88

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.21		0.16		0.22		0.16	0.21
Net realized and unrealized gain (loss)	(0.54)		0.63		0.32		(0.42)	(0.01)

Total from investment operations	(0.33)		0.79		0.54		(0.26)	0.20

Less distributions:
Dividends from net investment income	(0.20)		(0.17)		(0.19)		(0.14)	(0.18)
Distributions from net realized gains	(0.10)		(0.05)		(0.01)		(0.06)	— #

Total dividends and distributions	(0.30)		(0.22)		(0.20)		(0.20)	(0.18)

Net asset value, end of year	$9.72		$10.35		$9.78		$9.44	$9.90

Total return	(3.30)%		8.07%		5.69%		(2.67)%	2.02%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$31,599		$31,053		$28,928		$17,270	$13,616
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.61	%(j)	0.60	%(j)	0.58	%(k)	0.62%	0.65%
Before waivers and reimbursements (f)	1.23%		1.27%		1.51%		2.14%	3.65%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	2.07%		1.53%		2.29%		1.58%	2.11%
Before waivers and reimbursements (f)(x)	1.46%		0.87%		1.37%		0.06%	(0.88)%
Portfolio turnover rate^	18%		20%		11%		47%	19%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.25%.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.06%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

CHARTERSM MODERATE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	Since Incept.
Portfolio – Class B Shares*	(4.82)%	2.04%	2.14%
Charter Moderate Index	(3.06)	2.39	2.36
Dow Jones Moderately Conservative Portfolio Index	(3.15)	3.29	3.25

* Date of inception 10/30/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned (4.82)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the Charter Moderate Index and the Dow Jones Moderately Conservative Portfolio Index, which returned (3.06)% and (3.15)%, respectively.

Portfolio Highlights

The Portfolio holds allocations to a mixture of global stocks and bonds, with an allocation to alternative (noncorrelated) investments. In 2018, competing trade tariffs, rising U.S. interest rates and political uncertainty around the world created a challenging environment in all of these asset classes. With global stocks well into negative territory and global bonds also down somewhat, flat returns from alternatives offered a modest offset. A few comments:

•

Non-U.S. developed-world stocks provided hefty equity losses, suffering from elevated volatility, amid concerns about political and trade uncertainties. A rising dollar further eroded international returns for U.S. dollar-based investors. The allocation to frontier and emerging markets had the worst performance within the asset class.

•

Through late 2018, U.S. stocks experienced their worst losses in a decade, as pressure from high valuations and worries about slowing global growth trends contributed to risk aversion. In the final months of the year, U.S. stock indexes fell about 20% from mid-year highs. The Portfolio’s U.S. mid-cap stocks fell steeply late in 2018, as high valuations and initially high expectations for tax reform and regulatory relief left little room for risk tolerance. The allocation to growth equities, which outperformed value stocks, contributed to performance.

•

For fixed-income markets, rising U.S. interest rates and a rising dollar provided a negative tone to the market throughout the year. The U.S. Federal Reserve raised interest rates four times during the year. The European Central Bank held rates steady, indicating it would do so at least through the summer of 2019; however, it announced that its bond buying program would be discontinued at year end. On the positive side, central banks in several other countries maintained extraordinarily accommodative monetary policies. Many smaller developed market sovereigns ended 2018 with flatter yields curves and lower 10 year bond yields than at the end of 2017. Overall, however, the allocation to U.S. short- and intermediate-term bonds eked out a positive return, but the global bonds (unhedged) (in USD terms) were down modestly.

•

In the alternative markets, categories and strategies that provided a buffer against equity losses include currency carry-trade, global long short strategy, and precious metals. Strategies linked to energy contributed a small loss.

CHARTERSM MODERATE PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2018
Fixed Income	49.9%
Equity	36.6
Alternatives	11.5
Commodity	1.1
Specialty	0.9

Top 10 Holdings (as a percentage of Total Investments in Securities) As of December 31, 2018
1290 VT Convertible Securities Portfolio	6.5%
EQ/Global Bond PLUS Portfolio	5.7
iShares JP Morgan USD Emerging Markets Bond ETF	5.6
EQ/Intermediate Government Bond Portfolio	5.6
Multimanager Core Bond Portfolio	5.5
EQ/PIMCO Ultra Short Bond Portfolio	5.5
EQ/PIMCO Global Real Return Portfolio	4.7
Vanguard Total International Bond ETF	4.6
EQ/International Equity Index Portfolio	4.4
iShares Floating Rate Bond ETF	3.7

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class B
Actual	$1,000.00	$948.30	$2.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.35	2.89

*  Expenses are equal to the Portfolio’s Class B shares annualized expense ratio of 0.57%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

CHARTERSM MODERATE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
Equity (3.1%)
Invesco S&P 500 BuyWrite ETF	13,890	$274,327
iShares Global Infrastructure ETF	6,950	273,691
iShares Micro-Cap ETF	1,000	82,450
iShares MSCI EAFE Small-Cap ETF	5,030	260,655
iShares U.S. Oil & Gas Exploration & Production ETF	2,260	116,684

Total Equity		1,007,807

Commodity (1.1%)
Invesco DB Base Metals Fund	3,010	46,324
Invesco DB Commodity Index Tracking Fund	6,830	98,967
Invesco DB Gold Fund	5,080	200,863
Invesco DB Silver Fund	1,090	25,048

Total Commodity		371,202

Specialty (0.9%)
Invesco DB G10 Currency Harvest Fund	12,470	293,419

Fixed Income (16.8%)
iShares Floating Rate Bond ETF	24,560	1,236,842
iShares International Treasury Bond ETF	2,040	98,879
iShares JP Morgan USD Emerging Markets Bond ETF	17,850	1,854,793
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	21,470	558,864
Vanguard Short-Term Inflation-Protected Securities ETF	5,900	282,728
Vanguard Total International Bond ETF	27,670	1,501,098

Total Fixed Income		5,533,204

Total Exchange Traded Funds (21.9%) (Cost $7,541,676)		7,205,632

INVESTMENT COMPANIES:
Alternatives (11.5%)
1290 VT Convertible Securities Portfolio‡	211,740	2,125,464
1290 VT Energy Portfolio‡	19,049	103,246
1290 VT GAMCO Mergers & Acquisitions Portfolio‡	44,837	535,813
1290 VT Natural Resources Portfolio‡	18,042	130,831
1290 VT Real Estate Portfolio‡	27,460	276,218
AQR Managed Futures Strategy Fund, Institutional Class*	27,599	232,105
BlackRock Global Long/Short Credit Fund, Institutional Class	26,685	255,911
Franklin K2 Alternative Strategies Fund, Advisor Class	12,034	130,323

Total Alternatives		3,789,911

Equity (33.6%)
1290 VT GAMCO Small Company Value Portfolio‡	11,640	582,065
1290 VT Low Volatility Global Equity Portfolio‡	27,848	305,366
1290 VT Micro Cap Portfolio‡	26,089	234,568
1290 VT SmartBeta Equity Portfolio‡	22,601	263,263

AXA/AB Small Cap Growth Portfolio‡	35,595	558,317
AXA/ClearBridge Large Cap Growth Portfolio‡	51,403	567,326
AXA/Janus Enterprise Portfolio*‡	49,766	847,685
EQ/BlackRock Basic Value Equity Portfolio‡	27,739	563,367
EQ/Capital Guardian Research Portfolio‡	51,761	1,149,744
EQ/Emerging Markets Equity PLUS Portfolio‡	69,127	595,474
EQ/International Equity Index Portfolio‡	172,157	1,427,575
EQ/Invesco Comstock Portfolio‡	37,537	570,578
EQ/MFS International Growth Portfolio‡	127,209	857,924
EQ/T. Rowe Price Growth Stock Portfolio‡	13,075	570,948
Financial Investors Trust – Listed Private Equity Fund, Institutional Class	36,471	221,378
MSIF Frontier Markets Portfolio, Institutional Class	16,712	261,379
Multimanager Mid Cap Value Portfolio‡	63,824	855,236
Templeton Emerging Markets Small Cap Fund, Advisor Class	21,162	267,704
Templeton Global Smaller Companies Fund, Advisor Class	40,380	321,428

Total Equity		11,021,325

Fixed Income (33.2%)
1290 VT High Yield Bond Portfolio‡	130,227	1,163,521
Eaton Vance Floating-Rate Fund, Institutional Class	66,251	575,724
EQ/Core Bond Index Portfolio‡	2,159	20,872
EQ/Global Bond PLUS Portfolio‡	209,122	1,864,076
EQ/Intermediate Government Bond Portfolio‡	181,506	1,838,091
EQ/PIMCO Global Real Return Portfolio‡	162,621	1,546,847
EQ/PIMCO Ultra Short Bond Portfolio‡	184,454	1,811,980
Multimanager Core Bond Portfolio‡	191,474	1,830,939
PIMCO International Bond Fund Unhedged, Institutional Class	27,501	255,481

Total Fixed Income		10,907,531

Total Investment Companies (78.3%) (Cost $27,026,809)		25,718,767

Total Investments in Securities (100.2%) (Cost $34,568,485)		32,924,399
Other Assets Less Liabilities (-0.2%)		(66,372)

Net Assets (100%)		$32,858,027

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM MODERATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($) (a)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
1290 VT Convertible Securities Portfolio	211,740	2,175,344	420,005	(268,587)	94	(201,392)	2,125,464	59,117	53,239
1290 VT Energy Portfolio	19,049	130,141	20,413	(14,904)	(30)	(32,374)	103,246	2,843	2
1290 VT GAMCO Mergers & Acquisitions Portfolio	44,837	516,441	129,653	(59,615)	(48)	(50,618)	535,813	9,606	15,072
1290 VT GAMCO Small Company Value Portfolio	11,640	600,744	180,737	(67,067)	209	(132,558)	582,065	5,275	29,402
1290 VT High Yield Bond Portfolio	130,227	1,247,474	230,931	(216,633)	(2,071)	(96,180)	1,163,521	72,807	15
1290 VT Low Volatility Global Equity Portfolio	27,848	325,966	55,192	(54,259)	409	(21,942)	305,366	8,714	2,558
1290 VT Micro Cap Portfolio	26,089	252,771	98,651	(74,056)	8,454	(51,252)	234,568	695	38,606
1290 VT Natural Resources Portfolio	18,042	149,482	21,884	(14,904)	14	(25,645)	130,831	4,317	—
1290 VT Real Estate Portfolio	27,460	286,036	46,943	(29,807)	7	(26,961)	276,218	11,806	—
1290 VT SmartBeta Equity Portfolio	22,601	272,948	58,340	(37,259)	(53)	(30,713)	263,263	4,124	10,295
AXA/AB Small Cap Growth Portfolio	35,595	601,687	240,244	(153,567)	3,554	(133,601)	558,317	2,254	91,931
AXA/ClearBridge Large Cap Growth Portfolio	51,403	620,058	132,672	(135,767)	2,729	(52,366)	567,326	2,588	51,025
AXA/Janus Enterprise Portfolio*	49,766	889,757	206,966	(190,826)	38	(58,250)	847,685	—	49,988
EQ/BlackRock Basic Value Equity Portfolio	27,739	599,239	143,528	(67,067)	307	(112,640)	563,367	11,845	52,625
EQ/Capital Guardian Research Portfolio	51,761	1,195,781	344,919	(185,433)	829	(206,352)	1,149,744	10,361	143,441
EQ/Core Bond Index Portfolio	2,159	20,768	449	—	—	(345)	20,872	449	—
EQ/Emerging Markets Equity PLUS Portfolio	69,127	596,520	186,368	(84,067)	1,024	(104,371)	595,474	10,497	3,312
EQ/Global Bond PLUS Portfolio	209,122	1,840,907	381,421	(301,152)	36	(57,136)	1,864,076	31,461	—
EQ/Intermediate Government Bond Portfolio	181,506	1,836,683	343,803	(334,152)	60	(8,303)	1,838,091	29,145	—
EQ/International Equity Index Portfolio	172,157	1,489,953	413,150	(205,393)	932	(271,067)	1,427,575	42,599	30
EQ/Invesco Comstock Portfolio	37,537	613,696	163,744	(101,067)	5,447	(111,242)	570,578	10,814	24,371
EQ/MFS International Growth Portfolio	127,209	907,011	262,405	(131,574)	1,512	(181,430)	857,924	10,828	86,381
EQ/PIMCO Global Real Return Portfolio	162,621	1,565,241	322,684	(279,844)	(1)	(61,233)	1,546,847	43,161	—
EQ/PIMCO Ultra Short Bond Portfolio	184,454	1,835,448	321,200	(326,652)	416	(18,432)	1,811,980	41,241	—
EQ/T. Rowe Price Growth Stock Portfolio	13,075	583,327	126,951	(84,467)	861	(55,724)	570,948	600	47,293
Multimanager Core Bond Portfolio	191,474	1,835,513	396,599	(342,604)	(1,332)	(57,237)	1,830,939	55,853	—
Multimanager Mid Cap Value Portfolio	63,824	917,809	261,459	(130,874)	2,411	(195,569)	855,236	9,152	72,110

Total		23,906,745	5,511,311	(3,891,597)	25,808	(2,354,933)	23,197,334	492,152	771,696

(a)	Purchases at Cost were adjusted to account for return of capital distributions from fund of funds investments, if applicable.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM MODERATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$7,205,632	$—	$—	$7,205,632
Investment Companies
Investment Companies	2,521,433	23,197,334	—	25,718,767

Total Assets	$9,727,065	$23,197,334	$—	$32,924,399

Total Liabilities	$—	$—	$—	$—

Total	$9,727,065	$23,197,334	$—	$32,924,399

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$6,770,243
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$4,412,699

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$187,491
Aggregate gross unrealized depreciation	(1,829,277)

Net unrealized depreciation	$(1,641,786)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$34,566,185

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM MODERATE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $24,282,364)	$23,197,334
Unaffiliated Issuers (Cost $10,286,121)	9,727,065
Cash	168,329
Receivable from investment manager	11,178
Receivable for Portfolio shares sold	3,644
Dividends, interest and other receivables	3,121
Receivable for securities sold	1,449
Other assets	145

Total assets	33,112,265

LIABILITIES
Payable for Portfolio shares redeemed	153,463
Distribution fees payable – Class B	7,097
Payable for securities purchased	2,958
Trustees’ fees payable	952
Accrued expenses	89,768

Total liabilities	254,238

NET ASSETS	$32,858,027

Net assets were comprised of:
Paid in capital	$33,779,947
Total distributable earnings (loss)	(921,920)

Net assets	$32,858,027

Class B
Net asset value, offering and redemption price per share, $32,858,027 / 3,356,382 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.79

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends ($492,152 of dividend income received from affiliates)	$807,683
Interest	2,875

Total income	810,558

EXPENSES
Custodian fees	165,200
Distribution fees – Class B	85,977
Investment management fees	51,587
Administrative fees	45,813
Professional fees	40,956
Printing and mailing expenses	15,210
Tax expense	1,584
Trustees’ fees	923
Miscellaneous	462

Gross expenses	407,712
Less: Waiver from investment manager	(97,400)
Reimbursement from investment manager	(119,033)

Net expenses	191,279

NET INVESTMENT INCOME (LOSS)	619,279

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($25,808 of realized gain (loss) from affiliates)	24,686
Net distributions of realized gain received from underlying funds ($771,696 received from affiliates)	820,731

Net realized gain (loss)	845,417

Net change in unrealized appreciation (depreciation) on investments in securities ($(2,354,933) of change in unrealized appreciation (depreciation) from affiliates)	(3,149,497)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,304,080)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,684,801)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM MODERATE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$619,279	$440,849
Net realized gain (loss)	845,417	586,521
Net change in unrealized appreciation (depreciation)	(3,149,497)	1,912,341

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,684,801)	2,939,711

Distributions to shareholders: (a)
Class B	(1,096,406)	(735,542)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 490,998 and 880,198 shares, respectively ]	5,203,874	9,156,691
Capital shares issued in connection with merger (Note 9) [ 0 and 831,598 shares, respectively ]	—	8,545,655
Capital shares issued in reinvestment of dividends and distributions [ 109,399 and 69,408 shares, respectively ]	1,096,406	735,542
Capital shares repurchased [ (426,043) and (1,007,909) shares, respectively ]	(4,488,189)	(10,426,013)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,812,091	8,011,875

TOTAL INCREASE (DECREASE) IN NET ASSETS	(969,116)	10,216,044
NET ASSETS:
Beginning of year	33,827,143	23,611,099

End of year (b)	$32,858,027	$33,827,143

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $502,622 for Class B; and dividends from net realized capital gains of $232,920 for Class B. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $38,680 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM MODERATE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class B	2018		2017		2016		2015	2014
Net asset value, beginning of year	$10.63		$9.80		$9.42		$9.93	$9.93

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.19		0.16		0.16		0.12	0.19
Net realized and unrealized gain (loss)	(0.70)		0.91		0.43		(0.43)	(0.02)

Total from investment operations	(0.51)		1.07		0.59		(0.31)	0.17

Less distributions:
Dividends from net investment income	(0.19)		(0.16)		(0.16)		(0.13)	(0.16)
Distributions from net realized gains	(0.14)		(0.08)		(0.05)		(0.07)	(0.01)

Total dividends and distributions	(0.33)		(0.24)		(0.21)		(0.20)	(0.17)

Net asset value, end of year	$9.79		$10.63		$9.80		$9.42	$9.93

Total return	(4.82)%		10.90%		6.22%		(3.04)%	1.78%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$32,858		$33,827		$23,611		$19,789	$17,731
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.56	%(j)	0.55	%(j)	0.58	%(k)	0.63%	0.65%
Before waivers and reimbursements (f)	1.19%		1.36%		1.52%		1.81%	2.86%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.80%		1.52%		1.67%		1.24%	1.87%
Before waivers and reimbursements (f)(x)	1.17%		0.72%		0.74%		0.06%	(0.35)%
Portfolio turnover rate^	13%		35%		13%		39%	13%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.25%.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.07%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

CHARTERSM MODERATE GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	Since Incept.
Portfolio – Class B Shares*	(6.17)%	2.19%	2.37%
Charter Moderate Growth Index	(3.89)	2.67	2.71
Dow Jones Moderate Portfolio Index	(5.21)	4.11	4.24

* Date of inception 10/30/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned (6.17)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the Charter Moderate Growth Index and the Dow Jones Moderate Portfolio Index, which returned (3.89)% and (5.21)%, respectively.

Portfolio Highlights

The Portfolio holds allocations to a mixture of global stocks and bonds, with an allocation to alternative (noncorrelated) investments. In 2018, competing trade tariffs, rising U.S. interest rates and political uncertainty around the world created a challenging environment in all of these asset classes. With global stocks well into negative territory and global bonds also down somewhat, flat returns from alternatives offered a modest offset. A few comments:

•

Non-U.S. developed-world stocks provided hefty equity losses, suffering from elevated volatility, amid concerns about political and trade uncertainties. A rising dollar further eroded international returns for U.S. dollar-based investors. The allocation to frontier and emerging markets had the worst performance within the asset class.

•

Through late 2018, U.S. stocks experienced their worst losses in a decade, as pressure from high valuations and worries about slowing global growth trends contributed to risk aversion. In the final months of the year, U.S. stock indexes fell about 20% from mid-year highs. The Portfolio’s U.S. mid-cap stocks fell steeply late in 2018, as high valuations and initially high expectations for tax reform and regulatory relief left little room for risk tolerance. The allocation to growth equities, which outperformed value stocks, contributed to performance.

•

For fixed-income markets, rising U.S. interest rates and a rising dollar provided a negative tone to the market throughout the year. The U.S. Federal Reserve raised interest rates four times during the year. The European Central Bank held rates steady, indicating it would do so at least through the summer of 2019; however, it announced that its bond buying program would be discontinued at year end. On the positive side, central banks in several other countries maintained extraordinarily accommodative monetary policies. Many smaller developed market sovereigns ended 2018 with flatter yields curves and lower 10 year bond yields than at the end of 2017. Overall, however, the allocation to U.S. short- and intermediate-term bonds eked out a positive return, but the global bonds (unhedged) (in USD terms) were down modestly.

•

In the alternative markets, categories and strategies that provided a buffer against equity losses include currency carry-trade, global long short strategy, and precious metals. Strategies linked to energy contributed a small loss.

CHARTERSM MODERATE GROWTH PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2018
Equity	48.2%
Fixed Income	36.0
Alternatives	12.9
Commodity	1.7
Specialty	1.2

Top 10 Holdings (as a percentage of Total Investments in Securities) As of December 31, 2018
EQ/International Equity Index Portfolio	5.6%
1290 VT Convertible Securities Portfolio	5.3
EQ/Capital Guardian Research Portfolio	4.4
EQ/PIMCO Ultra Short Bond Portfolio	4.1
EQ/Global Bond PLUS Portfolio	4.1
Multimanager Core Bond Portfolio	4.1
EQ/Intermediate Government Bond Portfolio	4.0
iShares JP Morgan USD Emerging Markets Bond ETF	4.0
EQ/PIMCO Global Real Return Portfolio	3.4
EQ/MFS International Growth Portfolio	3.3

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class B
Actual	$1,000.00	$932.30	$3.05
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.05	3.19

*  Expenses are equal to the Portfolio’s Class B shares annualized expense ratio of 0.63%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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CHARTERSM MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
Equity (4.8%)
Invesco S&P 500 BuyWrite ETF	17,580	$347,205
iShares Global Infrastructure ETF	8,680	341,818
iShares Micro-Cap ETF	640	52,768
iShares MSCI EAFE Small-Cap ETF	7,020	363,777
iShares U.S. Oil & Gas Exploration & Production ETF	5,170	266,927

Total Equity		1,372,495

Commodity (1.7%)
Invesco DB Base Metals Fund	4,060	62,483
Invesco DB Commodity Index Tracking Fund	9,150	132,584
Invesco DB Gold Fund	6,230	246,334
Invesco DB Silver Fund	1,350	31,023

Total Commodity		472,424

Specialty (1.2%)
Invesco DB G10 Currency Harvest Fund	14,365	338,008

Fixed Income (12.4%)
iShares Floating Rate Bond ETF	18,270	920,077
iShares International Treasury Bond ETF	1,730	83,853
iShares JP Morgan USD Emerging Markets Bond ETF	10,770	1,119,111
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	13,450	350,103
Vanguard Short-Term Inflation-Protected Securities ETF	3,450	165,324
Vanguard Total International Bond ETF	16,150	876,138

Total Fixed Income		3,514,606

Total Exchange Traded Funds (20.1%) (Cost $5,929,924)		5,697,533

INVESTMENT COMPANIES:
Alternatives (12.9%)
1290 VT Convertible Securities Portfolio‡	148,418	1,489,834
1290 VT Energy Portfolio‡	29,068	157,549
1290 VT GAMCO Mergers & Acquisitions Portfolio‡	51,397	614,212
1290 VT Natural Resources Portfolio‡	23,782	172,452
1290 VT Real Estate Portfolio‡	36,011	362,228
AQR Managed Futures Strategy Fund, Institutional Class*	43,991	369,962
BlackRock Global Long/Short Credit Fund, Institutional Class	38,001	364,426
Franklin K2 Alternative Strategies Fund, Advisor Class	10,588	114,665

Total Alternatives		3,645,328

Equity (43.4%)
1290 VT GAMCO Small Company Value Portfolio‡	12,519	626,046
1290 VT Low Volatility Global Equity Portfolio‡	30,237	331,557
1290 VT Micro Cap Portfolio‡	29,631	266,416
1290 VT SmartBeta Equity Portfolio‡	28,004	326,203
AXA/AB Small Cap Growth Portfolio‡	39,727	623,129
AXA/ClearBridge Large Cap Growth Portfolio‡	58,506	645,712
AXA/Janus Enterprise Portfolio*‡	55,243	940,976
EQ/BlackRock Basic Value Equity Portfolio‡	31,583	641,444
EQ/Capital Guardian Research Portfolio‡	56,546	1,256,037
EQ/Emerging Markets Equity PLUS Portfolio‡	74,976	645,858
EQ/International Equity Index Portfolio‡	192,026	1,592,338
EQ/Invesco Comstock Portfolio‡	41,378	628,965
EQ/MFS International Growth Portfolio‡	140,448	947,210
EQ/T. Rowe Price Growth Stock Portfolio‡	14,603	637,648
Financial Investors Trust – Listed Private Equity Fund, Institutional Class	56,696	344,144
MSIF Frontier Markets Portfolio, Institutional Class	19,415	303,651
Multimanager Mid Cap Value Portfolio‡	70,461	944,170
Templeton Emerging Markets Small Cap Fund, Advisor Class	24,771	313,359
Templeton Global Smaller Companies Fund, Advisor Class	31,146	247,919

Total Equity		12,262,782

Fixed Income (23.6%)
1290 VT High Yield Bond Portfolio‡	81,657	729,574
Eaton Vance Floating-Rate Fund, Institutional Class	20,685	179,752
EQ/Core Bond Index Portfolio‡	1,511	14,610
EQ/Global Bond PLUS Portfolio‡	128,969	1,149,608
EQ/Intermediate Government Bond Portfolio‡	112,786	1,142,176
EQ/PIMCO Global Real Return Portfolio‡	101,364	964,173
EQ/PIMCO Ultra Short Bond Portfolio‡	119,109	1,170,059
Multimanager Core Bond Portfolio‡	119,660	1,144,232
PIMCO International Bond Fund Unhedged, Institutional Class	18,768	174,353

Total Fixed Income		6,668,537

Total Investment Companies (79.9%) (Cost $23,676,230)		22,576,647

See Notes to Financial Statements.

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CHARTERSM MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Value (Note 1)

Total Investments in Securities (100.0%) (Cost $29,606,154)	$28,274,180
Other Assets Less Liabilities (0.0%)	(3,745)

Net Assets (100%)	$28,270,435

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($) (a)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
1290 VT Convertible Securities Portfolio	148,418	1,258,106	563,742	(185,332)	217	(146,899)	1,489,834	40,524	36,638
1290 VT Energy Portfolio	29,068	166,308	60,342	(21,384)	(21)	(47,696)	157,549	4,199	8
1290 VT GAMCO Mergers & Acquisitions Portfolio	51,397	499,593	242,154	(71,281)	(82)	(56,172)	614,212	10,712	16,806
1290 VT GAMCO Small Company Value Portfolio	12,519	547,061	298,006	(78,410)	(89)	(140,522)	626,046	5,575	31,079
1290 VT High Yield Bond Portfolio	81,657	621,544	313,774	(148,166)	(26)	(57,552)	729,574	42,988	16
1290 VT Low Volatility Global Equity Portfolio	30,237	273,580	124,132	(42,769)	(28)	(23,358)	331,557	9,172	2,677
1290 VT Micro Cap Portfolio	29,631	230,010	166,115	(75,141)	2,413	(56,981)	266,416	797	44,244
1290 VT Natural Resources Portfolio	23,782	165,192	61,666	(21,384)	(19)	(33,003)	172,452	5,526	—
1290 VT Real Estate Portfolio	36,011	311,286	127,342	(42,769)	6	(33,637)	362,228	15,060	—
1290 VT SmartBeta Equity Portfolio	28,004	276,776	129,571	(42,769)	3	(37,378)	326,203	4,948	12,339
AXA/AB Small Cap Growth Portfolio	39,727	554,798	364,888	(145,410)	1,695	(152,842)	623,129	2,477	101,059
AXA/ClearBridge Large Cap Growth Portfolio	58,506	550,727	283,636	(125,538)	679	(63,792)	645,712	2,855	56,215
AXA/Janus Enterprise Portfolio*	55,243	830,009	372,114	(188,678)	149	(72,618)	940,976	—	53,981
EQ/BlackRock Basic Value Equity Portfolio	31,583	558,780	320,136	(118,738)	448	(119,182)	641,444	12,488	55,483
EQ/Capital Guardian Research Portfolio	56,546	1,098,497	622,091	(237,047)	2,158	(229,662)	1,256,037	11,046	153,131
EQ/Core Bond Index Portfolio	1,511	14,538	314	—	—	(242)	14,610	314	—
EQ/Emerging Markets Equity PLUS Portfolio	74,976	566,009	305,391	(114,910)	2,620	(113,252)	645,858	11,069	3,569
EQ/Global Bond PLUS Portfolio	128,969	963,251	460,978	(240,563)	(269)	(33,789)	1,149,608	19,204	—
EQ/Intermediate Government Bond Portfolio	112,786	956,226	444,089	(254,263)	(89)	(3,787)	1,142,176	17,815	—
EQ/International Equity Index Portfolio	192,026	1,366,522	741,219	(217,997)	216	(297,622)	1,592,338	46,918	26
EQ/Invesco Comstock Portfolio	41,378	556,190	291,347	(97,538)	2	(121,036)	628,965	12,073	27,210

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($) (a)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EQ/MFS International Growth Portfolio	140,448	827,011	450,561	(133,678)	732	(197,416)	947,210	11,601	92,828
EQ/PIMCO Global Real Return Portfolio	101,364	831,628	372,703	(204,178)	(53)	(35,927)	964,173	27,070	—
EQ/PIMCO Ultra Short Bond Portfolio	119,109	966,498	414,690	(199,263)	428	(12,294)	1,170,059	25,413	—
EQ/T. Rowe Price Growth Stock Portfolio	14,603	552,079	276,321	(125,538)	1,585	(66,799)	637,648	649	51,105
Multimanager Core Bond Portfolio	119,660	963,883	474,913	(261,691)	(1,147)	(31,726)	1,144,232	33,424	—
Multimanager Mid Cap Value Portfolio	70,461	827,876	461,804	(133,178)	424	(212,756)	944,170	9,987	78,684

Total		17,333,978	8,744,039	(3,527,613)	11,952	(2,397,940)	20,164,416	383,904	817,098

(a)	Purchases at Cost were adjusted to account for return of capital distributions from fund of funds investments, if applicable.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$5,697,533	$—	$—	$5,697,533
Investment Companies
Investment Companies	2,412,231	20,164,416	—	22,576,647

Total Assets	$8,109,764	$20,164,416	$—	$28,274,180

Total Liabilities	$—	$—	$—	$—

Total	$8,109,764	$20,164,416	$—	$28,274,180

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$11,216,578
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$3,976,135

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$185,164
Aggregate gross unrealized depreciation	(1,527,194)

Net unrealized depreciation	$(1,342,030)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$29,616,210

See Notes to Financial Statements.

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CHARTERSM MODERATE GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $21,053,511)	$20,164,416
Unaffiliated Issuers (Cost $8,552,643)	8,109,764
Cash	245,138
Receivable from investment manager	12,407
Dividends, interest and other receivables	1,190
Receivable for securities sold	987
Other assets	115

Total assets	28,534,017

LIABILITIES
Payable for Portfolio shares redeemed	152,066
Payable for securities purchased	26,926
Distribution fees payable – Class B	5,979
Trustees’ fees payable	208
Accrued expenses	78,403

Total liabilities	263,582

NET ASSETS	$28,270,435

Net assets were comprised of:
Paid in capital	$28,874,753
Total distributable earnings (loss)	(604,318)

Net assets	$28,270,435

Class B
Net asset value, offering and redemption price per share, $28,270,435 / 2,879,129 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.82

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends ($383,904 of dividend income received from affiliates)	$609,074
Interest	2,585

Total income	611,659

EXPENSES
Custodian fees	168,000
Distribution fees – Class B	69,847
Investment management fees	41,908
Professional fees	40,845
Administrative fees	37,189
Printing and mailing expenses	14,508
Trustees’ fees	727
Tax expense	640
Miscellaneous	593

Gross expenses	374,257
Less: Waiver from investment manager	(79,097)
Reimbursement from investment manager	(122,071)

Net expenses	173,089

NET INVESTMENT INCOME (LOSS)	438,570

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($11,952 of realized gain (loss) from affiliates)	16,673
Net distributions of realized gain received from underlying funds ($817,098 received from affiliates)	863,676

Net realized gain (loss)	880,349

Net change in unrealized appreciation (depreciation) on investments in securities ($(2,397,940) of change in unrealized appreciation (depreciation) from affiliates)	(3,157,595)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,277,246)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,838,676)

See Notes to Financial Statements.

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CHARTERSM MODERATE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$438,570	$272,160
Net realized gain (loss)	880,349	554,157
Net change in unrealized appreciation (depreciation)	(3,157,595)	1,946,426

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,838,676)	2,772,743

Distributions to shareholders: (a)
Class B	(909,895)	(557,234)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 940,880 and 418,284 shares, respectively ]	10,112,405	4,378,111
Capital shares issued in reinvestment of dividends and distributions [ 89,660 and 51,783 shares, respectively ]	909,895	557,234
Capital shares repurchased [ (394,724) and (455,728) shares, respectively ]	(4,246,150)	(4,764,640)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	6,776,150	170,705

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,027,579	2,386,214
NET ASSETS:
Beginning of year	24,242,856	21,856,642

End of year (b)	$28,270,435	$24,242,856

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $319,247 for Class B; and dividends from net realized capital gains of $237,987 for Class B. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $41,210 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

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CHARTERSM MODERATE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class B	2018		2017		2016		2015	2014
Net asset value, beginning of year	$10.81		$9.81		$9.38		$9.94	$9.94

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.17		0.12		0.14		0.12	0.17
Net realized and unrealized gain (loss)	(0.82)		1.14		0.51		(0.45)	0.01 †

Total from investment operations	(0.65)		1.26		0.65		(0.33)	0.18

Less distributions:
Dividends from net investment income	(0.18)		(0.15)		(0.14)		(0.13)	(0.15)
Distributions from net realized gains	(0.16)		(0.11)		(0.08)		(0.10)	(0.03)

Total dividends and distributions	(0.34)		(0.26)		(0.22)		(0.23)	(0.18)

Net asset value, end of year	$9.82		$10.81		$9.81		$9.38	$9.94

Total return	(6.17)%		12.83%		6.88%		(3.34)%	1.88%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$28,270		$24,243		$21,857		$16,803	$12,771
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.62	%(j)	0.61	%(j)	0.59	%(k)	0.63%	0.65%
Before waivers and reimbursements (f)	1.34%		1.45%		1.62%		2.24%	3.80%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.57%		1.18%		1.43%		1.25%	1.66%
Before waivers and reimbursements (f)(x)	0.85%		0.34%		0.40%		(0.37)%	(1.49)%
Portfolio turnover rate^	14%		19%		17%		49%	21%
†

The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.35%.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.11%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

CHARTERSM GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	Since Incept.
Portfolio – Class B Shares*	(7.42)%	2.07%	2.29%
Charter Growth Index	(4.73)	2.93	3.06
Dow Jones Moderately Aggressive Portfolio Index	(7.33)	4.62	4.92

* Date of inception 10/30/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned (7.42)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the Charter Growth Index and the Dow Jones Moderately Aggressive Portfolio Index, which returned (4.73)% and (7.33)%, respectively.

Portfolio Highlights

The Portfolio holds allocations to a mixture of global stocks and bonds, with an allocation to alternative (noncorrelated) investments. In 2018, competing trade tariffs, rising U.S. interest rates and political uncertainty around the world created a challenging environment in all of these asset classes. With global stocks well into negative territory and global bonds also down somewhat, flat returns from alternatives offered a modest offset. A few comments:

•

Non-U.S. developed-world stocks provided hefty equity losses, suffering from elevated volatility, amid concerns about political and trade uncertainties. A rising dollar further eroded international returns for U.S. dollar-based investors. The allocation to frontier and emerging markets had the worst performance within the asset class.

•

Through late 2018, U.S. stocks experienced their worst losses in a decade, as pressure from high valuations and worries about slowing global growth trends contributed to risk aversion. In the final months of the year, U.S. stock indexes fell about 20% from mid-year highs. The Portfolio’s U.S. mid-cap stocks fell steeply late in 2018, as high valuations and initially high expectations for tax reform and regulatory relief left little room for risk tolerance. The allocation to growth equities, which outperformed value stocks, contributed to performance.

•

For fixed-income markets, rising U.S. interest rates and a rising dollar provided a negative tone to the market throughout the year. The U.S. Federal Reserve raised interest rates four times during the year. The European Central Bank held rates steady, indicating it would do so at least through the summer of 2019; however, it announced that its bond buying program would be discontinued at year end. On the positive side, central banks in several other countries maintained extraordinarily accommodative monetary policies. Many smaller developed market sovereigns ended 2018 with flatter yields curves and lower 10 year bond yields than at the end of 2017. Overall, however, the allocation to U.S. short- and intermediate-term bonds eked out a positive return, but the global bonds (unhedged) (in USD terms) were down modestly.

•

In the alternative markets, categories and strategies that provided a buffer against equity losses include currency carry-trade, global long short strategy, and precious metals. Strategies linked to energy contributed a small loss.

CHARTERSM GROWTH PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2018
Equity	58.8%
Fixed Income	22.9
Alternatives	13.6
Commodity	3.1
Specialty	1.6

Top 10 Holdings (as a percentage of Total Investments in Securities) As of December 31, 2018
EQ/International Equity Index Portfolio	6.8%
EQ/Capital Guardian Research Portfolio	5.5
EQ/MFS International Growth Portfolio	4.2
1290 VT Convertible Securities Portfolio	4.2
AXA/Janus Enterprise Portfolio	4.1
Multimanager Mid Cap Value Portfolio	4.1
EQ/Emerging Markets Equity PLUS Portfolio	2.9
EQ/T. Rowe Price Growth Stock Portfolio	2.7
1290 VT GAMCO Small Company Value Portfolio	2.7
EQ/BlackRock Basic Value Equity Portfolio	2.7

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class B
Actual	$1,000.00	$915.60	$3.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.96	3.28

*  Expenses are equal to the Portfolio’s Class B shares annualized expense ratio of 0.64%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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CHARTERSM GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
Equity (5.8%)
Invesco S&P 500 BuyWrite ETF	9,310	$183,873
iShares Global Infrastructure ETF	7,390	291,018
iShares Micro-Cap ETF	240	19,788
iShares MSCI EAFE Small-Cap ETF	2,870	148,723
iShares U.S. Oil & Gas Exploration & Production ETF	4,120	212,716

Total Equity		856,118

Commodity (3.0%)
Invesco DB Base Metals Fund	3,850	59,252
Invesco DB Commodity Index Tracking Fund	9,970	144,465
Invesco DB Gold Fund	5,625	222,412
Invesco DB Silver Fund	1,110	25,508

Total Commodity		451,637

Specialty (1.6%)
Invesco DB G10 Currency Harvest Fund	9,960	234,359

Fixed Income (7.8%)
iShares Floating Rate Bond ETF	5,920	298,131
iShares International Treasury Bond ETF	1,060	51,378
iShares JP Morgan USD Emerging Markets Bond ETF	3,670	381,350
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	4,360	113,491
Vanguard Short-Term Inflation-Protected Securities ETF	1,220	58,462
Vanguard Total International Bond ETF	4,760	258,230

Total Fixed Income		1,161,042

Total Exchange Traded Funds (18.2%) (Cost $2,955,809)		2,703,156

INVESTMENT COMPANIES:
Alternatives (13.6%)
1290 VT Convertible Securities Portfolio‡	60,912	611,437
1290 VT Energy Portfolio‡	33,463	181,367
1290 VT GAMCO Mergers & Acquisitions Portfolio‡	20,111	240,334
1290 VT Natural Resources Portfolio‡	26,500	192,157
1290 VT Real Estate Portfolio‡	35,652	358,624
AQR Managed Futures Strategy Fund, Institutional Class*	23,130	194,521
BlackRock Global Long/Short Credit Fund, Institutional Class	15,365	147,348
Franklin K2 Alternative Strategies Fund, Advisor Class	8,269	89,556

Total Alternatives		2,015,344

Equity (52.6%)
1290 VT GAMCO Small Company Value Portfolio‡	8,070	403,548
1290 VT Low Volatility Global Equity Portfolio‡	19,645	215,409
1290 VT Micro Cap Portfolio‡	18,820	169,208
1290 VT SmartBeta Equity Portfolio‡	18,154	211,463
AXA/AB Small Cap Growth Portfolio‡	25,430	398,887
AXA/ClearBridge Large Cap Growth Portfolio‡	36,399	401,728
AXA/Janus Enterprise Portfolio*‡	35,695	608,013
EQ/BlackRock Basic Value Equity Portfolio‡	19,826	402,661
EQ/Capital Guardian Research Portfolio‡	36,345	807,316
EQ/Emerging Markets Equity PLUS Portfolio‡	49,222	424,013
EQ/International Equity Index Portfolio‡	120,784	1,001,576
EQ/Invesco Comstock Portfolio‡	26,334	400,290
EQ/MFS International Growth Portfolio‡	91,898	619,782
EQ/T. Rowe Price Growth Stock Portfolio‡	9,271	404,814
Financial Investors Trust – Listed Private Equity Fund, Institutional Class	19,000	115,331
MSIF Frontier Markets Portfolio, Institutional Class	12,943	202,433
Multimanager Mid Cap Value Portfolio‡	44,989	602,847
Templeton Emerging Markets Small Cap Fund, Advisor Class	16,011	202,542
Templeton Global Smaller Companies Fund, Advisor Class	28,805	229,290

Total Equity		7,821,151

Fixed Income (15.0%)
1290 VT High Yield Bond Portfolio‡	27,367	244,512
Eaton Vance Floating-Rate Fund, Institutional Class	8,843	76,845
EQ/Core Bond Index Portfolio‡	798	7,716
EQ/Global Bond PLUS Portfolio‡	41,996	374,343
EQ/Intermediate Government Bond Portfolio‡	37,255	377,275
EQ/PIMCO Global Real Return Portfolio‡	33,619	319,784
EQ/PIMCO Ultra Short Bond Portfolio‡	38,506	378,267
Multimanager Core Bond Portfolio‡	39,551	378,204
PIMCO International Bond Fund Unhedged, Institutional Class	7,148	66,408

Total Fixed Income		2,223,354

Total Investment Companies (81.2%) (Cost $12,884,718)		12,059,849

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Value (Note 1)

Total Investments in Securities (99.4%) (Cost $15,840,527)	$14,763,005
Other Assets Less Liabilities (0.6%)	92,069

Net Assets (100%)	$14,855,074

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
1290 VT Convertible Securities Portfolio	60,912	541,974	173,371	(42,090)	(5)	(61,813)	611,437	16,946	15,159
1290 VT Energy Portfolio	33,463	201,470	61,575	(28,232)	(583)	(52,863)	181,367	4,732	—
1290 VT GAMCO Mergers & Acquisitions Portfolio	20,111	212,294	67,462	(16,836)	7	(22,593)	240,334	4,266	6,691
1290 VT GAMCO Small Company Value Portfolio	8,070	374,706	152,975	(29,463)	131	(94,801)	403,548	3,695	20,595
1290 VT High Yield Bond Portfolio	27,367	247,626	71,514	(54,436)	(127)	(20,065)	244,512	15,009	—
1290 VT Low Volatility Global Equity Portfolio	19,645	194,370	57,270	(20,732)	65	(15,564)	215,409	6,076	1,750
1290 VT Micro Cap Portfolio	18,820	164,437	79,968	(41,722)	4,551	(38,026)	169,208	528	29,323
1290 VT Natural Resources Portfolio	26,500	201,397	55,717	(28,232)	12	(36,737)	192,157	6,273	—
1290 VT Real Estate Portfolio	35,652	333,388	100,571	(40,054)	(42)	(35,239)	358,624	15,812	—
1290 VT SmartBeta Equity Portfolio	18,154	196,031	60,863	(20,732)	65	(24,764)	211,463	3,275	8,146
AXA/AB Small Cap Growth Portfolio	25,430	383,348	204,217	(89,763)	2,377	(101,292)	398,887	1,630	66,401
AXA/ClearBridge Large Cap Growth Portfolio	36,399	377,925	136,309	(73,563)	787	(39,730)	401,728	1,814	35,610
AXA/Janus Enterprise Portfolio*	35,695	565,924	191,709	(102,390)	(151)	(47,079)	608,013	—	35,445
EQ/BlackRock Basic Value Equity Portfolio	19,826	374,906	144,479	(35,463)	275	(81,536)	402,661	8,377	37,219
EQ/Capital Guardian Research Portfolio	36,345	746,124	300,366	(85,322)	247	(154,099)	807,316	7,415	102,244
EQ/Core Bond Index Portfolio	798	15,576	166	(7,800)	(216)	(10)	7,716	166	—
EQ/Emerging Markets Equity PLUS Portfolio	49,222	380,188	166,809	(50,463)	1,770	(74,291)	424,013	7,418	2,505
EQ/Global Bond PLUS Portfolio	41,996	334,683	113,752	(62,754)	(113)	(11,225)	374,343	6,392	—
EQ/Intermediate Government Bond Portfolio	37,255	332,848	108,502	(62,754)	(35)	(1,286)	377,275	5,944	—
EQ/International Equity Index Portfolio	120,784	919,935	359,903	(79,495)	(123)	(198,644)	1,001,576	30,674	—
EQ/Invesco Comstock Portfolio	26,334	377,772	139,431	(36,963)	248	(80,198)	400,290	7,913	17,834

See Notes to Financial Statements.

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CHARTERSM GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EQ/MFS International Growth Portfolio	91,898	576,200	237,221	(63,090)	280	(130,829)	619,782	7,744	61,710
EQ/PIMCO Global Real Return Portfolio	33,619	303,454	79,484	(50,945)	27	(12,236)	319,784	8,852	—
EQ/PIMCO Ultra Short Bond Portfolio	38,506	340,735	101,096	(59,454)	73	(4,183)	378,267	8,537	—
EQ/T. Rowe Price Growth Stock Portfolio	9,271	378,689	139,129	(72,963)	1,675	(41,716)	404,814	413	32,431
Multimanager Core Bond Portfolio	39,551	333,371	120,739	(64,959)	(271)	(10,676)	378,204	11,116	—
Multimanager Mid Cap Value Portfolio	44,989	557,410	229,274	(42,090)	14	(141,761)	602,847	6,578	51,832

Total		9,966,781	3,653,872	(1,362,760)	10,938	(1,533,256)	10,735,575	197,595	524,895

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$2,703,156	$—	$—	$2,703,156
Investment Companies
Investment Companies	1,324,274	10,735,575	—	12,059,849

Total Assets	$4,027,430	$10,735,575	$—	$14,763,005

Total Liabilities	$—	$—	$—	$—

Total	$4,027,430	$10,735,575	$—	$14,763,005

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$4,859,084
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,545,060

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$172,756
Aggregate gross unrealized depreciation	(1,231,414)

Net unrealized depreciation	$(1,058,658)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$15,821,663

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $11,425,165)	$10,735,575
Unaffiliated Issuers (Cost $4,415,362)	4,027,430
Cash	117,372
Receivable for Portfolio shares sold	40,160
Receivable from investment manager	14,573
Dividends, interest and other receivables	486
Receivable for securities sold	383
Other assets	61

Total assets	14,936,040

LIABILITIES
Distribution fees payable – Class B	3,194
Payable for Portfolio shares redeemed	1,109
Payable for securities purchased	463
Trustees’ fees payable	203
Accrued expenses	75,997

Total liabilities	80,966

NET ASSETS	$14,855,074

Net assets were comprised of:
Paid in capital	$15,448,593
Total distributable earnings (loss)	(593,519)

Net assets	$14,855,074

Class B
Net asset value, offering and redemption price per share, $14,855,074 / 1,534,539 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.68

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends ($197,595 of dividend income received from affiliates)	$296,491
Interest	1,591

Total income	298,082

EXPENSES
Custodian fees	157,600
Professional fees	39,474
Distribution fees – Class B	37,364
Administrative fees	32,500
Investment management fees	22,419
Printing and mailing expenses	13,066
Trustees’ fees	390
Tax expense	178
Miscellaneous	183

Gross expenses	303,174
Less: Waiver from investment manager	(54,919)
Reimbursement from investment manager	(152,604)

Net expenses	95,651

NET INVESTMENT INCOME (LOSS)	202,431

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($10,938 of realized gain (loss) from affiliates)	12,389
Net distributions of realized gain received from underlying funds ($524,895 received from affiliates)	556,611

Net realized gain (loss)	569,000

Net change in unrealized appreciation (depreciation) on investments in securities ($(1,533,256) of change in unrealized appreciation (depreciation) from affiliates)	(1,985,441)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,416,441)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,214,010)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$202,431	$128,622
Net realized gain (loss)	569,000	404,126
Net change in unrealized appreciation (depreciation)	(1,985,441)	1,188,104

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,214,010)	1,720,852

Distributions to shareholders: (a)
Class B	(518,037)	(412,687)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 339,605 and 168,778 shares, respectively ]	3,667,996	1,787,589
Capital shares issued in reinvestment of dividends and distributions [ 51,109 and 38,395 shares, respectively ]	518,037	412,687
Capital shares repurchased [ (101,788) and (236,903) shares, respectively ]	(1,080,904)	(2,436,288)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	3,105,129	(236,012)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,373,082	1,072,153
NET ASSETS:
Beginning of year	13,481,992	12,409,839

End of year (b)	$14,855,074	$13,481,992

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $167,433 for Class B; and dividends from net realized capital gains of $245,254 for Class B. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $21,830 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class B	2018		2017		2016		2015	2014
Net asset value, beginning of year	$10.82		$9.73		$9.22		$10.01	$10.02

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.15		0.11		0.10		0.08	0.14
Net realized and unrealized gain (loss)	(0.94)		1.33		0.59		(0.53)	0.03

Total from investment operations	(0.79)		1.44		0.69		(0.45)	0.17

Less distributions:
Dividends from net investment income	(0.16)		(0.14)		(0.12)		(0.11)	(0.15)
Distributions from net realized gains	(0.19)		(0.21)		(0.06)		(0.23)	(0.03)

Total dividends and distributions	(0.35)		(0.35)		(0.18)		(0.34)	(0.18)

Net asset value, end of year	$9.68		$10.82		$9.73		$9.22	$10.01

Total return	(7.42)%		14.81%		7.44%		(4.55)%	1.64%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$14,855		$13,482		$12,410		$11,889	$14,325
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.64	%(j)	0.62	%(j)	0.60	%(k)	0.63%	0.65%
Before waivers and reimbursements (f)	2.03%		2.28%		2.26%		2.30%	3.03%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.35%		1.04%		1.10%		0.77%	1.36%
Before waivers and reimbursements (f)(x)	(0.03)%		(0.62)%		(0.56)%		(0.90)%	(1.02)%
Portfolio turnover rate^	10%		20%		19%		39%	55%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.40%.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.13%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

CHARTERSM AGGRESSIVE GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	Since Incept.
Portfolio – Class B Shares*	(8.66)%	2.00%	2.31%
Charter Aggressive Growth Index	(5.59)	3.19	3.39
Dow Jones Moderately Aggressive Portfolio Index	(7.33)	4.62	4.92

* Date of inception 10/30/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned (8.66)% for the year ended December 31, 2018. This compares to the returns of the following benchmarks over the same period: the Charter Aggressive Growth Index and the Dow Jones Moderately Aggressive Portfolio Index, which returned (5.59)% and (7.33)%, respectively.

Portfolio Highlights

The Portfolio holds allocations to a mixture of global stocks and bonds, with an allocation to alternative (noncorrelated) investments. In 2018, competing trade tariffs, rising U.S. interest rates and political uncertainty around the world created a challenging environment in all of these asset classes. With global stocks well into negative territory and global bonds also down somewhat, flat returns from alternatives offered a modest offset. A few comments:

•

Non-U.S. developed-world stocks provided hefty equity losses, suffering from elevated volatility, amid concerns about political and trade uncertainties. A rising dollar further eroded international returns for U.S. dollar-based investors. The allocation to frontier and emerging markets had the worst performance within the asset class.

•

Through late 2018, U.S. stocks experienced their worst losses in a decade, as pressure from high valuations and worries about slowing global growth trends contributed to risk aversion. In the final months of the year, U.S. stock indexes fell about 20% from mid-year highs. The Portfolio’s U.S. mid-cap stocks fell steeply late in 2018, as high valuations and initially high expectations for tax reform and regulatory relief left little room for risk tolerance. The allocation to growth equities, which outperformed value stocks, contributed to performance.

•

For fixed-income markets, rising U.S. interest rates and a rising dollar provided a negative tone to the market throughout the year. The U.S. Federal Reserve raised interest rates four times during the year. The European Central Bank held rates steady, indicating it would do so at least through the summer of 2019; however, it announced that its bond buying program would be discontinued at year end. On the positive side, central banks in several other countries maintained extraordinarily accommodative monetary policies. Many smaller developed market sovereigns ended 2018 with flatter yields curves and lower 10 year bond yields than at the end of 2017. Overall, however, the allocation to U.S. short- and intermediate-term bonds eked out a positive return, but the global bonds (unhedged) (in USD terms) were down modestly.

•

In the alternative markets, categories and strategies that provided a buffer against equity losses include currency carry-trade, global long short strategy, and precious metals. Strategies linked to energy contributed a small loss.

CHARTERSM AGGRESSIVE GROWTH PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2018
Equity	69.8%
Alternatives	14.0
Fixed Income	9.5
Commodity	4.6
Specialty	2.1

Top 10 Holdings (as a percentage of Total Investments in Securities) As of December 31, 2018
EQ/International Equity Index Portfolio	8.0%
EQ/Capital Guardian Research Portfolio	6.4
EQ/MFS International Growth Portfolio	4.9
AXA/Janus Enterprise Portfolio	4.9
Multimanager Mid Cap Value Portfolio	4.8
1290 VT Real Estate Portfolio	3.6
EQ/Emerging Markets Equity PLUS Portfolio	3.4
AXA/ClearBridge Large Cap Growth Portfolio	3.3
EQ/T. Rowe Price Growth Stock Portfolio	3.2
EQ/Invesco Comstock Portfolio	3.2

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class B
Actual	$1,000.00	$900.40	$3.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.82	3.42

*  Expenses are equal to the Portfolio’s Class B shares annualized expense ratio of 0.67%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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CHARTERSM AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
Equity (7.4%)
Invesco S&P 500 BuyWrite ETF	5,440	$107,440
iShares Global Infrastructure ETF	4,750	187,055
iShares Micro-Cap ETF	290	23,911
iShares MSCI EAFE Small-Cap ETF	970	50,265
iShares U.S. Oil & Gas Exploration & Production ETF	2,900	149,727

Total Equity		518,398

Commodity (4.6%)
Invesco DB Base Metals Fund	2,900	44,631
Invesco DB Commodity Index Tracking Fund	6,940	100,561
Invesco DB Gold Fund	3,710	146,693
Invesco DB Silver Fund	1,260	28,955

Total Commodity		320,840

Specialty (2.1%)
Invesco DB G10 Currency Harvest Fund	6,055	142,474

Fixed Income (3.4%)
iShares Floating Rate Bond ETF	1,100	55,396
iShares International Treasury Bond ETF	160	7,755
iShares JP Morgan USD Emerging Markets Bond ETF	730	75,854
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	1,120	29,154
Vanguard Short-Term Inflation-Protected Securities ETF	270	12,938
Vanguard Total International Bond ETF	1,070	58,048

Total Fixed Income		239,145

Total Exchange Traded Funds (17.5%) (Cost $1,402,929)		1,220,857

INVESTMENT COMPANIES:
Alternatives (13.9%)
1290 VT Convertible Securities Portfolio‡	20,247	203,243
1290 VT Energy Portfolio‡	23,891	129,488
1290 VT GAMCO Mergers & Acquisitions Portfolio‡	5,679	67,863
1290 VT Natural Resources Portfolio‡	19,592	142,065
1290 VT Real Estate Portfolio‡	24,591	247,360
AQR Managed Futures Strategy Fund, Institutional Class*	10,458	87,950
BlackRock Global Long/Short Credit Fund, Institutional Class	4,784	45,877
Franklin K2 Alternative Strategies Fund, Advisor Class	3,721	40,298

Total Alternatives		964,144

Equity (61.8%)
1290 VT GAMCO Small Company Value Portfolio‡	4,355	217,772
1290 VT Low Volatility Global Equity Portfolio‡	10,746	117,834
1290 VT Micro Cap Portfolio‡	9,821	88,303

1290 VT SmartBeta Equity Portfolio‡	10,072	117,325
AXA/AB Small Cap Growth Portfolio‡	13,758	215,805
AXA/ClearBridge Large Cap Growth Portfolio‡	20,589	227,239
AXA/Janus Enterprise Portfolio*‡	19,800	337,265
EQ/BlackRock Basic Value Equity Portfolio‡	10,875	220,864
EQ/Capital Guardian Research Portfolio‡	19,967	443,509
EQ/Emerging Markets Equity PLUS Portfolio‡	26,980	232,412
EQ/International Equity Index Portfolio‡	66,767	553,653
EQ/Invesco Comstock Portfolio‡	14,662	222,869
EQ/MFS International Growth Portfolio‡	50,366	339,680
EQ/T. Rowe Price Growth Stock Portfolio‡	5,153	225,027
Financial Investors Trust – Listed Private Equity Fund, Institutional Class	4,076	24,742
MSIF Frontier Markets Portfolio, Institutional Class	7,426	116,150
Multimanager Mid Cap Value Portfolio‡	24,812	332,478
Templeton Emerging Markets Small Cap Fund, Advisor Class	9,131	115,512
Templeton Global Smaller Companies Fund, Advisor Class	19,745	157,172

Total Equity		4,305,611

Fixed Income (6.0%)
1290 VT High Yield Bond Portfolio‡	4,906	43,836
Eaton Vance Floating-Rate Fund, Institutional Class	1,993	17,320
EQ/Global Bond PLUS Portfolio‡	8,028	71,562
EQ/Intermediate Government Bond Portfolio‡	7,125	72,153
EQ/PIMCO Global Real Return Portfolio‡	6,381	60,699
EQ/PIMCO Ultra Short Bond Portfolio‡	7,069	69,446
Multimanager Core Bond Portfolio‡	7,531	72,012
PIMCO International Bond Fund Unhedged, Institutional Class	1,120	10,409

Total Fixed Income		417,437

Total Investment Companies (81.7%) (Cost $6,256,768)		5,687,192

Total Investments in Securities (99.2%) (Cost $7,659,697)		6,908,049
Other Assets Less Liabilities (0.8%)		53,585

Net Assets (100%)		$6,961,634

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

See Notes to Financial Statements.

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CHARTERSM AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
1290 VT Convertible Securities Portfolio	20,247	180,702	95,677	(52,196)	(27)	(20,913)	203,243	5,701	5,143
1290 VT Energy Portfolio	23,891	140,034	70,869	(43,083)	(81)	(38,251)	129,488	3,375	—
1290 VT GAMCO Mergers & Acquisitions Portfolio	5,679	59,535	33,424	(18,641)	(50)	(6,405)	67,863	1,217	1,911
1290 VT GAMCO Small Company Value Portfolio	4,355	208,337	120,490	(59,652)	(518)	(50,885)	217,772	1,993	11,147
1290 VT High Yield Bond Portfolio	4,906	41,265	20,946	(14,685)	(105)	(3,585)	43,836	2,766	—
1290 VT Low Volatility Global Equity Portfolio	10,746	103,442	52,849	(29,826)	(148)	(8,483)	117,834	3,366	1,009
1290 VT Micro Cap Portfolio	9,821	92,518	53,643	(38,370)	2,321	(21,809)	88,303	306	16,982
1290 VT Natural Resources Portfolio	19,592	147,597	65,284	(43,083)	28	(27,761)	142,065	4,691	—
1290 VT Real Estate Portfolio	24,591	231,728	128,532	(87,808)	(215)	(24,877)	247,360	11,465	—
1290 VT SmartBeta Equity Portfolio	10,072	106,105	54,911	(29,826)	(145)	(13,720)	117,325	1,836	4,601
AXA/AB Small Cap Growth Portfolio	13,758	210,950	147,190	(91,652)	1,714	(52,397)	215,805	867	35,574
AXA/ClearBridge Large Cap Growth Portfolio	20,589	213,316	118,507	(83,252)	1,070	(22,402)	227,239	1,037	20,523
AXA/Janus Enterprise Portfolio*	19,800	307,317	159,385	(101,750)	(165)	(27,522)	337,265	—	20,022
EQ/BlackRock Basic Value Equity Portfolio	10,875	212,144	122,231	(69,452)	307	(44,366)	220,864	4,645	20,636
EQ/Capital Guardian Research Portfolio	19,967	416,240	249,296	(137,276)	762	(85,513)	443,509	4,116	57,340
EQ/Emerging Markets Equity PLUS Portfolio	26,980	212,417	124,391	(59,652)	247	(44,991)	232,412	4,121	1,520
EQ/Global Bond PLUS Portfolio	8,028	59,738	39,598	(25,541)	(31)	(2,202)	71,562	1,301	—
EQ/Intermediate Government Bond Portfolio	7,125	62,983	31,452	(22,041)	(17)	(224)	72,153	1,157	—
EQ/International Equity Index Portfolio	66,767	516,515	302,565	(151,171)	(122)	(114,134)	553,653	17,150	—
EQ/Invesco Comstock Portfolio	14,662	213,032	118,434	(63,652)	(275)	(44,670)	222,869	4,483	10,103
EQ/MFS International Growth Portfolio	50,366	313,099	185,977	(85,750)	(84)	(73,562)	339,680	4,288	34,523
EQ/PIMCO Global Real Return Portfolio	6,381	50,833	34,082	(21,813)	(28)	(2,375)	60,699	1,845	—
EQ/PIMCO Ultra Short Bond Portfolio	7,069	60,444	31,926	(22,141)	7	(790)	69,446	1,631	—
EQ/T. Rowe Price Growth Stock Portfolio	5,153	207,589	115,907	(75,252)	494	(23,711)	225,027	236	18,721
Multimanager Core Bond Portfolio	7,531	59,106	40,409	(25,541)	(74)	(1,888)	72,012	2,115	—
Multimanager Mid Cap Value Portfolio	24,812	311,472	185,990	(85,750)	(599)	(78,635)	332,478	3,697	29,129

Total		4,738,458	2,703,965	(1,538,856)	4,266	(836,071)	5,071,762	89,405	288,884

See Notes to Financial Statements.

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CHARTERSM AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$1,220,857	$—	$—	$1,220,857
Investment Companies
Investment Companies	615,430	5,071,762	—	5,687,192

Total Assets	$1,836,287	$5,071,762	$—	$6,908,049

Total Liabilities	$—	$—	$—	$—

Total	$1,836,287	$5,071,762	$—	$6,908,049

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$3,450,112
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,879,657

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$91,581
Aggregate gross unrealized depreciation	(850,238)

Net unrealized depreciation	$(758,657)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$7,666,706

See Notes to Financial Statements.

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CHARTERSM AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $5,562,099)	$5,071,762
Unaffiliated Issuers (Cost $2,097,598)	1,836,287
Cash	53,982
Receivable for Portfolio shares sold	59,680
Receivable from investment manager	18,287
Receivable for securities sold	336
Dividends, interest and other receivables	95
Other assets	32

Total assets	7,040,461

LIABILITIES
Distribution fees payable – Class B	1,496
Payable for Portfolio shares redeemed	401
Trustees’ fees payable	108
Payable for securities purchased	90
Accrued expenses	76,732

Total liabilities	78,827

NET ASSETS	$6,961,634

Net assets were comprised of:
Paid in capital	$7,468,797
Total distributable earnings (loss)	(507,163)

Net assets	$6,961,634

Class B
Net asset value, offering and redemption price per share, $6,961,634 / 711,323 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.79

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends ($89,405 of dividend income received from affiliates)	$128,827
Interest	733

Total income	129,560

EXPENSES
Custodian fees	157,400
Professional fees	40,332
Administrative fees	32,501
Distribution fees – Class B	18,452
Printing and mailing expenses	12,224
Investment management fees	11,071
Trustees’ fees	194
Tax expense	138
Miscellaneous	92

Gross expenses	272,404
Less: Waiver from investment manager	(43,572)
Reimbursement from investment manager	(179,365)

Net expenses	49,467

NET INVESTMENT INCOME (LOSS)	80,093

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($4,266 of realized gain (loss) from affiliates)	5,601
Net distributions of realized gain received from underlying funds ($288,884 received from affiliates)	306,937

Net realized gain (loss)	312,538

Net change in unrealized appreciation (depreciation) on investments in securities ($(836,071) of change in unrealized appreciation (depreciation) from affiliates)	(1,092,111)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(779,573)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(699,480)

See Notes to Financial Statements.

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CHARTERSM AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$80,093	$51,206
Net realized gain (loss)	312,538	182,680
Net change in unrealized appreciation (depreciation)	(1,092,111)	666,585

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(699,480)	900,471

Distributions to shareholders: (a)
Class B	(260,308)	(174,793)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 262,402 and 125,125 shares, respectively ]	2,920,982	1,318,875
Capital shares issued in reinvestment of dividends and distributions [ 25,114 and 15,934 shares, respectively ]	260,308	174,793
Capital shares repurchased [ (153,654) and (100,985) shares, respectively ]	(1,678,047)	(1,061,890)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,503,243	431,778

TOTAL INCREASE (DECREASE) IN NET ASSETS	543,455	1,157,456
NET ASSETS:
Beginning of year	6,418,179	5,260,723

End of year (b)	$6,961,634	$6,418,179

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $74,516 for Class B; and dividends from net realized capital gains of $100,277 for Class B. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $8,450 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

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CHARTERSM AGGRESSIVE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class B	2018		2017		2016		2015	2014
Net asset value, beginning of year	$11.11		$9.79		$9.12		$9.93	$9.98

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.12		0.09		0.06		0.07	0.12
Net realized and unrealized gain (loss)	(1.07)		1.54		0.72		(0.62)	(0.01)

Total from investment operations	(0.95)		1.63		0.78		(0.55)	0.11

Less distributions:
Dividends from net investment income	(0.15)		(0.13)		(0.09)		(0.09)	(0.15)
Distributions from net realized gains	(0.22)		(0.18)		—		(0.17)	(0.01)
Return of capital	—		—		(0.02)		—	—

Total dividends and distributions	(0.37)		(0.31)		(0.11)		(0.26)	(0.16)

Net asset value, end of year	$9.79		$11.11		$9.79		$9.12	$9.93

Total return	(8.66)%		16.76%		8.47%		(5.58)%	1.08%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,962		$6,418		$5,261		$7,220	$7,187
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.67	%(j)	0.66	%(j)	0.61	%(k)	0.63%	0.65%
Before waivers and reimbursements (f)	3.69%		4.24%		3.84%		3.54%	4.93%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.09%		0.88%		0.64%		0.70%	1.18%
Before waivers and reimbursements (f)(x)	(1.94)%		(2.71)%		(2.59)%		(2.21)%	(3.10)%
Portfolio turnover rate^	26%		21%		46%		40%	21%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.45%.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.10%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

CHARTERSM MULTI-SECTOR BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class A Shares	(0.36)%	1.31%	3.26%
Portfolio – Class B Shares	(0.63)	1.26	3.16
Portfolio – Class K Shares*	(0.12)	1.62	1.87
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	0.88	1.86	2.90

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned (0.63)% for the year ended December 31, 2018. After accounting for the impact of fees and expenses, the Portfolio underperformed its benchmark, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which returned 0.88% over the same period.

Portfolio Highlights

The Portfolio invests in Funds and ETFs that, in turn, invest in investment-grade and high-yield U.S. government and corporate bonds. The underlying holdings include passive funds, which tend to track their representative indexes after a margin for fees; and active funds, which attempt to offer excess returns over the indexes.

In 2018, given signs of a strong economy, the U.S. Federal Reserve (the Fed) raised interest rates four times during the year then lowered guidance from three to two rate hikes in 2019, signaling a slightly more dovish stance than expected. The year-end reaction included a significant rally across the intermediate portion of the U.S. Treasury curve resulting in a multitude of curve inversions.

•	Among high-quality sectors, the market favoured U.S. government bonds in intermediate- and short-term maturities.

•	Driven by rising interest rates, U.S.-China trade tensions, and concerns over the duration of the economic cycle, the high-yield bond market posted a negative return in the year.

CHARTERSM MULTI-SECTOR BOND PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2018
Fixed Income	100.0%

Top Holdings (as a percentage of Total Investments in Securities) As of December 31, 2018
EQ/Core Bond Index Portfolio	47.1%
EQ/Quality Bond PLUS Portfolio	23.0
1290 VT High Yield Bond Portfolio	10.4
1290 VT DoubleLine Opportunistic Bond Portfolio	7.5
EQ/PIMCO Global Real Return Portfolio	5.3
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	4.2
Natixis Loomis Sayles Strategic Income Fund, Institutional Class Shares	2.5

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class A
Actual	$1,000.00	$1,009.70	$2.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.49	2.75
Class B
Actual	1,000.00	1,007.00	2.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.49	2.75
Class K
Actual	1,000.00	1,009.40	1.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.75	1.47

*  Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 0.54%, 0.54% and 0.29%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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CHARTERSM MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
Fixed Income (100.1%)
1290 VT DoubleLine Opportunistic Bond Portfolio‡	1,384,639	$13,357,499
1290 VT High Yield Bond Portfolio‡	2,062,017	18,423,254
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	773,384	7,424,491
EQ/Core Bond Index Portfolio‡	8,652,216	83,643,559
EQ/PIMCO Global Real Return Portfolio‡	982,914	9,349,432
EQ/Quality Bond PLUS Portfolio‡	4,909,264	40,930,930
Natixis Loomis Sayles Strategic Income Fund, Institutional Class Shares	335,144	4,534,496

Total Investments in Securities (100.1%) (Cost $185,418,487)		177,663,661
Other Assets Less Liabilities (-0.1%)		(101,812)

Net Assets (100%)		$177,561,849

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
1290 VT DoubleLine Opportunistic Bond Portfolio	1,384,639	13,449,571	425,171	—	—	(517,243)	13,357,499	425,170	—
1290 VT High Yield Bond Portfolio	2,062,017	19,508,479	1,275,810	(918,819)	3,980	(1,446,196)	18,423,254	1,073,115	—
EQ/Core Bond Index Portfolio	8,652,216	92,642,595	4,445,858	(11,944,836)	(222,496)	(1,277,562)	83,643,559	1,810,825	—
EQ/PIMCO Global Real Return Portfolio	982,914	10,179,404	457,869	(918,819)	(128)	(368,894)	9,349,432	255,174	—
EQ/Quality Bond PLUS Portfolio	4,909,264	43,680,418	1,615,007	(3,675,276)	(29,344)	(659,875)	40,930,930	804,225	—

Total		179,460,467	8,219,715	(17,457,750)	(247,988)	(4,269,770)	165,704,674	4,368,509	—

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM MULTI-SECTOR BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$11,958,987	$165,704,674	$—	$177,663,661

Total Assets	$11,958,987	$165,704,674	$—	$177,663,661

Total Liabilities	$—	$—	$—	$—

Total	$11,958,987	$165,704,674	$—	$177,663,661

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$8,876,718
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$18,376,379

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(7,701,703)

Net unrealized depreciation	$(7,701,703)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$185,365,364

See Notes to Financial Statements.

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CHARTERSM MULTI-SECTOR BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $172,145,742)	$165,704,674
Unaffiliated Issuers (Cost $13,272,745)	11,958,987
Cash	1,099
Receivable for securities sold	100,255
Dividends, interest and other receivables	21,389
Receivable for Portfolio shares sold	18,357
Other assets	784

Total assets	177,805,545

LIABILITIES
Payable for Portfolio shares redeemed	73,354
Distribution fees payable – Class A	24,654
Payable for securities purchased	20,126
Administrative fees payable	14,580
Distribution fees payable – Class B	9,954
Trustees’ fees payable	1,732
Accrued expenses	99,296

Total liabilities	243,696

NET ASSETS	$177,561,849

Net assets were comprised of:
Paid in capital	$186,434,222
Total distributable earnings (loss)	(8,872,373)

Net assets	$177,561,849

Class A
Net asset value, offering and redemption price per share, $116,112,235 / 31,331,423 shares outstanding (unlimited amount authorized: $0.01 par value)	$3.71

Class B
Net asset value, offering and redemption price per share, $46,800,368 / 12,670,109 shares outstanding (unlimited amount authorized: $0.01 par value)	$3.69

Class K
Net asset value, offering and redemption price per share, $14,649,246 / 3,941,230 shares outstanding (unlimited amount authorized: $0.01 par value)	$3.72

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends ($4,368,509 of dividend income received from affiliates)	$4,808,620
Interest	171,017

Total income	4,979,637

EXPENSES
Distribution fees – Class A	300,798
Investment management fees	275,827
Administrative fees	245,106
Distribution fees – Class B	120,138
Custodian fees	69,900
Professional fees	45,982
Printing and mailing expenses	30,542
Trustees’ fees	5,023
Miscellaneous	2,581

Gross expenses	1,095,897
Less: Waiver from investment manager	(152,328)

Net expenses	943,569

NET INVESTMENT INCOME (LOSS)	4,036,068

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($(247,988) of realized gain (loss) from affiliates)	(188,277)
Net distributions of realized gain received from underlying funds	22,083

Net realized gain (loss)	(166,194)

Net change in unrealized appreciation (depreciation) on investments in securities ($(4,269,770) of change in unrealized appreciation (depreciation) from affiliates)	(4,859,939)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(5,026,133)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(990,065)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM MULTI-SECTOR BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,036,068	$3,139,019
Net realized gain (loss)	(166,194)	(2,402)
Net change in unrealized appreciation (depreciation)	(4,859,939)	1,336,863

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(990,065)	4,473,480

Distributions to shareholders: (a)
Class A	(2,641,107)	(2,046,286)
Class B	(1,068,824)	(797,952)
Class K	(367,542)	(302,328)

Total distributions to shareholders	(4,077,473)	(3,146,566)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 1,334,090 and 1,526,128 shares, respectively ]	5,035,310	5,872,352
Capital shares issued in reinvestment of dividends [ 715,181 and 538,325 shares, respectively ]	2,641,107	2,046,286
Capital shares repurchased [ (3,882,290) and (6,127,046) shares, respectively ]	(14,624,115)	(23,480,490)

Total Class A transactions	(6,947,698)	(15,561,852)

Class B
Capital shares sold [ 1,280,730 and 1,434,978 shares, respectively ]	4,805,811	5,508,467
Capital shares issued in reinvestment of dividends [ 290,379 and 210,597 shares, respectively ]	1,068,824	797,952
Capital shares repurchased [ (1,932,338) and (1,986,892) shares, respectively ]	(7,252,660)	(7,630,589)

Total Class B transactions	(1,378,025)	(1,324,170)

Class K
Capital shares sold [ 601,621 and 780,063 shares, respectively ]	2,279,736	3,006,812
Capital shares issued in reinvestment of dividends [ 99,239 and 79,320 shares, respectively ]	367,542	302,328
Capital shares repurchased [ (1,058,615) and (778,453) shares, respectively ]	(4,003,146)	(3,005,774)

Total Class K transactions	(1,355,868)	303,366

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(9,681,591)	(16,582,656)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(14,749,129)	(15,255,742)
NET ASSETS:
Beginning of year	192,310,978	207,566,720

End of year (b)	$177,561,849	$192,310,978

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $2,046,286, $797,952 and $302,328 for Classes A, B and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $42,698 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

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CHARTERSM MULTI-SECTOR BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2018		2017		2016		2015		2014
Net asset value, beginning of year	$3.81		$3.79		$3.76		$3.84		$3.85

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.08		0.06		0.07		0.06		0.08
Net realized and unrealized gain (loss)	(0.09)		0.02		0.04		(0.08)		0.01

Total from investment operations	(0.01)		0.08		0.11		(0.02)		0.09

Less distributions:
Dividends from net investment income	(0.09)		(0.06)		(0.07)		(0.06)		(0.10)
Return of capital	—		—		(0.01)		—		—

Total dividends and distributions	(0.09)		(0.06)		(0.08)		(0.06)		(0.10)

Net asset value, end of year	$3.71		$3.81		$3.79		$3.76		$3.84

Total return	(0.36)%		2.17%		2.89%		(0.48)%		2.39%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$116,112		$126,383		$141,039		$152,206		$168,386
Ratio of expenses to average net assets:
After waivers (f)	0.54	%(j)	0.54	%(j)	0.54	%(j)	0.58	%(j)	0.77	%(k)
Before waivers (f)	0.62%		0.61%		0.62%		0.62%		0.79%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	2.16%		1.55%		1.76%		1.43%		1.93%
Before waivers (f)(x)	2.09%		1.48%		1.68%		1.39%		1.92%
Portfolio turnover rate^	5%		7%		6%		21%		81	%(h)

	Year Ended December 31,
Class B	2018		2017		2016		2015		2014
Net asset value, beginning of year	$3.80		$3.78		$3.75		$3.83		$3.84

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.08		0.06		0.07		0.06		0.08
Net realized and unrealized gain (loss)	(0.10)		0.02		0.04		(0.08)		0.01

Total from investment operations	(0.02)		0.08		0.11		(0.02)		0.09

Less distributions:
Dividends from net investment income	(0.09)		(0.06)		(0.07)		(0.06)		(0.10)
Return of capital	—		—		(0.01)		—		—

Total dividends and distributions	(0.09)		(0.06)		(0.08)		(0.06)		(0.10)

Net asset value, end of year	$3.69		$3.80		$3.78		$3.75		$3.83

Total return	(0.63)%		2.18%		2.89%		(0.49)%		2.39%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$46,800		$49,500		$50,504		$51,286		$53,942
Ratio of expenses to average net assets:
After waivers (f)	0.54	%(j)	0.54	%(j)	0.54	%(j)	0.58	%(j)	0.77	%(k)
Before waivers (f)	0.62%		0.61%		0.62%		0.62%		0.79%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	2.19%		1.58%		1.82%		1.47%		1.94%
Before waivers (f)(x)	2.12%		1.50%		1.75%		1.42%		1.93%
Portfolio turnover rate^	5%		7%		6%		21%		81	%(h)

See Notes to Financial Statements.

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CHARTERSM MULTI-SECTOR BOND PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2018		2017		2016		2015		2014
Net asset value, beginning of year	$3.82		$3.80		$3.77		$3.85		$3.85

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.09		0.07		0.08		0.06		0.09
Net realized and unrealized gain (loss)	(0.09)		0.02		0.04		(0.07)		0.02

Total from investment operations	—	#	0.09		0.12		(0.01)		0.11

Less distributions:
Dividends from net investment income	(0.10)		(0.07)		(0.08)		(0.07)		(0.11)
Return of capital	—		—		(0.01)		—		—

Total dividends and distributions	(0.10)		(0.07)		(0.09)		(0.07)		(0.11)

Net asset value, end of year	$3.72		$3.82		$3.80		$3.77		$3.85

Total return	(0.12)%		2.42%		3.15%		(0.23)%		2.92%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$14,649		$16,428		$16,024		$15,595		$17,523
Ratio of expenses to average net assets:
After waivers (f)	0.29	%(j)	0.29	%(j)	0.29	%(j)	0.33	%(j)	0.74	%(k)
Before waivers (f)	0.37%		0.36%		0.37%		0.37%		0.76%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	2.36%		1.83%		2.07%		1.65%		2.22%
Before waivers (f)(x)	2.29%		1.76%		1.99%		1.61%		2.20%
Portfolio turnover rate^	5%		7%		6%		21%		81	%(h)
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(h)	Change in investment strategy resulted in higher portfolio turnover.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.10% for Class A, 1.10% for Class B and 0.85% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.31% for Class A, 1.31% for Class B and 1.28% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

CHARTERSM SMALL CAP GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years
Portfolio – Class A Shares*	(4.57)%	3.49%	11.05%
Portfolio – Class B Shares	(4.98)	3.40	10.93
Russell 2000® Growth Index	(9.31)	5.13	13.52

* Class A shares were not subject to 12b-1 fees prior to January 1, 2012. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

On April 21, 2014, the Multimanager Small Cap Growth Portfolio was converted into the CharterSM Small Cap Growth Portfolio. Prior to April 21, 2014, the Portfolio invested directly in securities, rather than pursuing a “Fund of Funds” strategy.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned (4.98)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the Russell 2000® Growth Index, which returned (9.31)% over the same period.

Portfolio Highlights

Despite early year gains and a benign outlook, U.S. small-cap stocks faced stronger headwinds as the year progressed. The stronger U.S. economy, relative to other developed economies, and divergent global central bank policies resulted in a steadily increasing U.S. dollar over the course of the year. Increasing uncertainty around trade and tariff disputes, plus the relatively robust economic backdrop in 2018 gave the Fed support to raise rates in March, June and September, as expected and with little resistance. A December rate increase met with more resistance as the market digested political pressure from the White House and a fast approaching deadline for the ongoing trade negotiations with China.

While the market had ignored many of these challenges for most of the year, these factors were squarely in investors’ focus at the end of the quarter, and small cap growth stocks were hit hard as the market grappled with a potential slowdown in global growth.

The Portfolio outperformed its benchmark, as its holdings in 1290 VT Microcap Portfolio (Subadvisors: Horizon Asset Management LLC and BlackRock Investment Management LLC) and AXA/Morgan Stanley Small Cap Growth Portfolio (Subadvisors: Morgan Stanley Investment Management Inc. and BlackRock Investment Management LLC) both outperformed their benchmarks by a sizeable margin.

•	Overall, stock selection in technology and healthcare drove most of the relative gains.

•	Stock selection in industrials was unfavorable but was partially offset by a beneficial underweight to the sector.

An overweighting to the consumer discretionary sector, as well as the specific stocks selected, was the top detractor to performance.

CHARTERSM SMALL CAP GROWTH PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2018
Equity	100.0%

Top Holdings (as a percentage of Total Investments in Securities) As of December 31, 2018
AXA/Morgan Stanley Small Cap Growth Portfolio	71.4%
1290 VT Micro Cap Portfolio	28.6

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class A
Actual	$1,000.00	$832.30	$2.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,025.21	2.80
Class B
Actual	1,000.00	829.60	2.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.44	2.80

*  Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.55% and 0.55%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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CHARTERSM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
Equity (100.0%)
1290 VT Micro Cap Portfolio‡	2,794,287	$25,123,641
AXA/Morgan Stanley Small Cap Growth Portfolio‡	7,069,603	62,645,981

Total Investments in Securities (100.0%) (Cost $87,540,820)		87,769,622
Other Assets Less Liabilities (0.0%)		(4,612)

Net Assets (100%)		$87,765,010

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
1290 VT Micro Cap Portfolio	2,794,287	27,761,489	6,366,540	(2,828,862)	105,019	(6,280,545)	25,123,641	87,336	4,847,167
AXA/Morgan Stanley Small Cap Growth Portfolio	7,069,603	69,311,269	14,623,095	(7,457,910)	241,118	(14,071,591)	62,645,981	1,235	10,846,492

Total		97,072,758	20,989,635	(10,286,772)	346,137	(20,352,136)	87,769,622	88,571	15,693,659

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$87,769,622	$—	$87,769,622

Total Assets	$—	$87,769,622	$—	$87,769,622

Total Liabilities	$—	$—	$—	$—

Total	$—	$87,769,622	$—	$87,769,622

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$20,989,635
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$10,286,772

See Notes to Financial Statements.

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CHARTERSM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,835,086
Aggregate gross unrealized depreciation	(1,590,575)

Net unrealized appreciation	$244,511

Federal income tax cost of investments in securities and derivative instruments, if applicable	$87,525,111

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $87,540,820)	$87,769,622
Cash	20,774
Receivable for Portfolio shares sold	56,579
Receivable for securities sold	31,085
Receivable from investment manager	1,101
Other assets	414

Total assets	87,879,575

LIABILITIES
Payable for Portfolio shares redeemed	35,042
Distribution fees payable – Class B	19,309
Trustees’ fees payable	643
Accrued expenses	59,571

Total liabilities	114,565

NET ASSETS	$87,765,010

Net assets were comprised of:
Paid in capital	$77,092,944
Total distributable earnings (loss)	10,672,066

Net assets	$87,765,010

Class A
Net asset value, offering and redemption price per share, $78 / 7 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.23	†

Class B
Net asset value, offering and redemption price per share, $87,764,932 / 7,295,800 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.03

†	Net asset value amounts may not recalculate due to rounding of net assets and/or shares outstanding.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$88,571
Interest	681

Total income	89,252

EXPENSES
Distribution fees – Class B	257,045
Investment management fees	154,228
Administrative fees	137,142
Professional fees	42,407
Custodian fees	42,200
Printing and mailing expenses	21,298
Trustees’ fees	2,707
Miscellaneous	1,561

Gross expenses	658,588
Less: Waiver from investment manager	(93,955)

Net expenses	564,633

NET INVESTMENT INCOME (LOSS)	(475,381)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($346,137 of realized gain (loss) from affiliates)	428,165
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	15,693,659

Net realized gain (loss)	16,121,824

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	(20,352,136)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(4,230,312)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,705,693)

See Notes to Financial Statements.

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CHARTERSM SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(475,381)	$(428,435)
Net realized gain (loss)	16,121,824	9,888,292
Net change in unrealized appreciation (depreciation)	(20,352,136)	10,299,137

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,705,693)	19,758,994

Distributions to shareholders: (a)
Class A	(10)	(38,048)
Class B	(11,384,438)	(4,468,366)

Total distributions to shareholders	(11,384,448)	(4,506,414)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 0 and 37,585 shares, respectively ]	—	489,264
Capital shares issued in reinvestment of dividends and distributions [ 1 and 2,680 shares, respectively ]	10	38,048
Capital shares repurchased [ 0 and (68,530) shares, respectively ]	—	(984,281)

Total Class A transactions	10	(456,969)

Class B
Capital shares sold [ 761,898 and 582,900 shares, respectively ]	11,967,094	7,830,651
Capital shares issued in reinvestment of dividends and distributions [ 819,177 and 318,220 shares, respectively ]	11,384,438	4,468,366
Capital shares repurchased [ (1,096,722) and (1,055,461) shares, respectively ]	(16,520,576)	(14,060,573)

Total Class B transactions	6,830,956	(1,761,556)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	6,830,966	(2,218,525)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,259,175)	13,034,055
NET ASSETS:
Beginning of year	97,024,185	83,990,130

End of year (b)	$87,765,010	$97,024,185

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $20,622 and $2,260,846 for Classes A and B, respectively; and dividends from net realized capital gains of $17,426 and $2,207,520 for Classes A, B and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $29,293 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2018		2017		2016		2015		2014
Net asset value, beginning of year	$14.39		$12.12		$11.28		$12.04		$12.37

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.01		(0.06)		(0.02)		(0.03)		(0.08)
Net realized and unrealized gain (loss)	(0.48)		3.01		1.07		(0.70)		(0.25)

Total from investment operations	(0.47)		2.95		1.05		(0.73)		(0.33)

Less distributions:
Dividends from net investment income	(0.53)		(0.35)		—		(0.03)		—
Distributions from net realized gains	(1.16)		(0.33)		(0.21)		—		—

Total dividends and distributions	(1.69)		(0.68)		(0.21)		(0.03)		—

Net asset value, end of year	$12.23		$14.39		$12.12		$11.28		$12.04

Total return	(4.57)%		24.42	%(ii)	9.34	%(ee)	(6.05	)%(aa)	(2.67)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$—	#	$—	#	$343		$322		$403
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.55	%(j)	0.55	%(j)	0.48	%(j)	0.46	%(j)	0.84	%(k)
Before waivers and reimbursements (f)	0.64%		0.63%		0.64%		0.67%		1.00%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	(0.46)%		(0.46)%		(0.14	)%(gg)	(0.23	)%(cc)	(0.72)%
Before waivers and reimbursements (f)(x)	(0.55)%		(0.54)%		(0.30	)%(gg)	(0.44	)%(cc)	(0.87)%
Portfolio turnover rate^	10%		12%		3%		9%		93%

	Year Ended December 31,
Class B	2018		2017		2016		2015		2014
Net asset value, beginning of year	$14.24		$12.01		$11.18		$11.93		$12.25

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	(0.07)		(0.06)		(0.01)		(0.03)		(0.08)
Net realized and unrealized gain (loss)	(0.45)		2.97		1.05		(0.69)		(0.24)

Total from investment operations	(0.52)		2.91		1.04		(0.72)		(0.32)

Less distributions:
Dividends from net investment income	(0.53)		(0.35)		—		(0.03)		—
Distributions from net realized gains	(1.16)		(0.33)		(0.21)		—		—

Total dividends and distributions	(1.69)		(0.68)		(0.21)		(0.03)		—

Net asset value, end of year	$12.03		$14.24		$12.01		$11.18		$11.93

Total return	(4.98)%		24.31	%(jj)	9.34	%(ff)	(6.02	)%(bb)	(2.61)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$87,765		$97,024		$83,647		$84,337		$96,679
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.55	%(j)	0.55	%(j)	0.48	%(j)	0.46	%(j)	0.85	%(k)
Before waivers and reimbursements (f)	0.64%		0.63%		0.64%		0.67%		1.00%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	(0.46)%		(0.48)%		(0.13	)%(hh)	(0.23	)%(dd)	(0.72)%
Before waivers and reimbursements (f)(x)	(0.55)%		(0.56)%		(0.30	)%(hh)	(0.44	)%(dd)	(0.88)%
Portfolio turnover rate^	10%		12%		3%		9%		93%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	January 1, 2014 to April 17, 2014+
Net asset value, beginning of year	$12.43

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	(0.02)
Net realized and unrealized gain (loss)	(0.83)

Total from investment operations	(0.85)

Net asset value, end of year	$11.58

Total return (b)	(6.84)%

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.06%
Before waivers and reimbursements (a)(f)	1.08%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	(0.67)%
Before waivers and reimbursements (a)(f)(x)	(0.69)%
Portfolio turnover rate (z)^	93%
#	Amount is less than $500.
^	Portfolio turnover rate excludes derivatives, if any.
+	On April 17, 2014, shares were fully redeemed. The shares are no longer being offered, but are still registered.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.45% for Class A and 1.45% for Class B.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.85% for Class A and 1.86% for Class B.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.
(aa)	Includes income resulting from a litigation payment. Without this income, the total return would have been (6.21)%.
(bb)	Includes income resulting from a litigation payment. Without this income, the total return would have been (6.18)%.
(cc)	Includes income resulting from litigation income. Without this income, the ratios would have been (0.46)% after waivers and reimbursements and (0.67)% before waivers, and reimbursements.
(dd)	Includes income resulting from litigation income. Without this income, the ratios would have been (0.46)% after waivers and reimbursements and (0.67)% before waivers, and reimbursements.
(ee)	Includes income resulting from a litigation payment. Without this income, the total return would have been 9.07%.
(ff)	Includes income resulting from a litigation payment. Without this income, the total return would have been 9.06%.
(gg)	Includes income resulting from litigation income. Without this income, the ratios would have been (0.43)% after waivers and reimbursements and (0.60)% before waivers, and reimbursements.
(hh)	Includes income resulting from litigation income. Without this income, the ratios would have been (0.43)% after waivers and reimbursements and (0.59)% before waivers, and reimbursements.
(ii)	Includes a litigation payment. Without this payment, the total return would have been 24.16%.
(jj)	Includes a litigation payment. Without this payment, the total return would have been 24.05%.

See Notes to Financial Statements.

CHARTERSM SMALL CAP VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years
Portfolio – Class A Shares	(12.97)%	0.00%	9.18%
Portfolio – Class B Shares	(12.96)	0.00	9.09
Russell 2000® Value Index	(12.86)	3.61	10.40

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned (12.96)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the Russell 2000® Value Index, which returned (12.86)% over the same period.

Portfolio Highlights

Despite early year gains and a benign outlook, U.S. small-cap stocks faced stronger headwinds as the year progressed. The stronger U.S. economy, relative to other developed economies, and divergent global central bank policies resulted in a steadily increasing U.S. dollar over the course of the year. Increasing uncertainty around trade and tariff disputes, plus the relatively robust economic backdrop in 2018 gave the Fed cover to raise rates in March, June and September, as expected and with little resistance. A December rate increase met with more resistance as the market digested political pressure from the White House and a fast approaching deadline for the ongoing trade negotiations with China.

While the market had ignored many of these challenges for most of the year, these factors were squarely in investors’ focus at the end of the quarter, and small cap value stocks were hit hard as the market grappled with a potential slowdown in global growth.

The Portfolio underperformed its benchmark, as its holdings in 1290 VT GAMCO Small Company Value (Subadvisor: GAMCO Asset Management Inc.) underperformed its benchmark by a sizeable margin.

•

Detractors from performance included industrial stocks with economic and trade sensitivity, especially after trade rhetoric ramped up and the deadline for negotiations with China came into view at the end of the year.

•	Consumer discretionary holdings, including auto parts suppliers, faced a challenging environment due to concerns about where we are in the economic cycle and rising input costs.

•

The Portfolio’s holding in Texas Pacific Land Trust contributed substantially to relative returns. The company generated profits from land sales and royalties during the year, while establishing a water services business.

CHARTERSM SMALL CAP VALUE PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2018
Equity	100.0%

Top Holdings (as a percentage of Total Investments in Securities) As of December 31, 2018
1290 VT Small Cap Value Portfolio	65.5%
1290 VT GAMCO Small Company Value Portfolio	34.5

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class A
Actual	$1,000.00	$804.90	$2.62
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.31	2.93
Class B
Actual	1,000.00	804.60	2.62
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.31	2.93

*  Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.57% and 0.58%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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CHARTERSM SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
Equity (100.0%)
1290 VT GAMCO Small Company Value Portfolio‡	979,196	$48,965,498
1290 VT Small Cap Value Portfolio‡	10,477,630	92,997,464

Total Investments in Securities (100.0%) (Cost $135,545,831)		141,962,962
Other Assets Less Liabilities (0.0%)		(50,653)

Net Assets (100%)		$141,912,309

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($) (a)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
1290 VT GAMCO Small Company Value Portfolio	979,196	57,605,725	10,451,404	(6,926,714)	54,760	(12,219,677)	48,965,498	477,066	2,663,571
1290 VT Small Cap Value Portfolio	10,477,630	114,647,583	10,531,079	(17,060,493)	2,288,116	(17,408,821)	92,997,464	610,021	4,038,490

Total		172,253,308	20,982,483	(23,987,207)	2,342,876	(29,628,498)	141,962,962	1,087,087	6,702,061

(a)	Purchases at Cost were adjusted to account for return of capital distributions from fund of funds investments, if applicable.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$141,962,962	$—	$141,962,962

Total Assets	$—	$141,962,962	$—	$141,962,962

Total Liabilities	$—	$—	$—	$—

Total	$—	$141,962,962	$—	$141,962,962

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$20,982,483
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$23,987,207

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$10,803,033
Aggregate gross unrealized depreciation	(4,212,652)

Net unrealized appreciation	$6,590,381

Federal income tax cost of investments in securities and derivative instruments, if applicable	$135,372,581

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM SMALL CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $135,545,831)	$141,962,962
Receivable for securities sold	125,875
Receivable for Portfolio shares sold	61,641
Other assets	747

Total assets	142,151,225

LIABILITIES
Overdraft payable	19,600
Payable for Portfolio shares redeemed	96,199
Distribution fees payable – Class B	28,803
Administrative fees payable	14,314
Trustees’ fees payable	4,673
Distribution fees payable – Class A	2,362
Accrued expenses	72,965

Total liabilities	238,916

NET ASSETS	$141,912,309

Net assets were comprised of:
Paid in capital	$130,631,465
Total distributable earnings (loss)	11,280,844

Net assets	$141,912,309

Class A
Net asset value, offering and redemption price per share, $10,796,337 / 713,984 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.12

Class B
Net asset value, offering and redemption price per share, $131,115,972 / 8,665,028 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.13

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$1,087,087
Interest	1,043

Total income	1,088,130

EXPENSES
Distribution fees – Class B	408,271
Investment management fees	265,889
Administrative fees	236,741
Professional fees	42,943
Custodian fees	38,600
Distribution fees – Class A	34,876
Printing and mailing expenses	29,561
Trustees’ fees	4,744
Miscellaneous	2,360

Gross expenses	1,063,985
Less: Waiver from investment manager	(43,830)

Net expenses	1,020,155

NET INVESTMENT INCOME (LOSS)	67,975

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($2,342,876 of realized gain (loss) from affiliates)	2,429,433
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	6,702,061

Net realized gain (loss)	9,131,494

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	(29,628,498)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(20,497,004)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(20,429,029)

See Notes to Financial Statements.

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CHARTERSM SMALL CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$67,975	$172,244
Net realized gain (loss)	9,131,494	13,331,976
Net change in unrealized appreciation (depreciation)	(29,628,498)	4,418,165

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(20,429,029)	17,922,385

Distributions to shareholders: (a)
Class A	(343,406)	(204,988)
Class B	(4,186,259)	(2,218,731)

Total distributions to shareholders	(4,529,665)	(2,423,719)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 14,670 and 37,742 shares, respectively ]	268,479	628,900
Capital shares issued in reinvestment of dividends [ 23,337 and 11,453 shares, respectively ]	343,406	204,988
Capital shares repurchased [ (112,638) and (112,182) shares, respectively ]	(2,199,433)	(1,913,756)

Total Class A transactions	(1,587,548)	(1,079,868)

Class B
Capital shares sold [ 676,217 and 440,930 shares, respectively ]	12,380,513	7,357,477
Capital shares issued in reinvestment of dividends [ 284,284 and 123,879 shares, respectively ]	4,186,259	2,218,731
Capital shares repurchased [ (1,086,826) and (1,689,744) shares, respectively ]	(20,284,846)	(28,188,581)

Total Class B transactions	(3,718,074)	(18,612,373)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(5,305,622)	(19,692,241)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(30,264,316)	(4,193,575)
NET ASSETS:
Beginning of year	172,176,625	176,370,200

End of year (b)	$141,912,309	$172,176,625

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $204,988 and $2,218,731 for Classes A and B, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $180,652 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2018		2017		2016		2015		2014
Net asset value, beginning of year	$17.96		$16.37		$13.23		$15.32		$16.17

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	—	#	0.02		0.04		—	#	(0.05)
Net realized and unrealized gain (loss)	(2.35)		1.83		3.30		(2.01)		(0.77)

Total from investment operations	(2.35)		1.85		3.34		(2.01)		(0.82)

Less distributions:
Dividends from net investment income	(0.16)		(0.26)		(0.20)		(0.08)		(0.03)
Distributions from net realized gains	(0.33)		—		—		—		—

Total dividends and distributions	(0.49)		(0.26)		(0.20)		(0.08)		(0.03)

Net asset value, end of year	$15.12		$17.96		$16.37		$13.23		$15.32

Total return	(12.97)%		11.28%		25.22%		(13.14)%		(5.09)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$10,796		$14,165		$13,940		$11,735		$14,496
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.58	%(j)	0.59	%(j)	0.53	%(j)	0.47	%(j)	0.85	%(k)
Before waivers and reimbursements (f)	0.60%		0.60%		0.61%		0.62%		0.93%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	—	%‡	0.12%		0.27%		0.03%		(0.31)%
Before waivers and reimbursements (f)(x)	(0.02)%		0.11%		0.19%		(0.13)%		(0.39)%
Portfolio turnover rate^	12%		15%		11%		29%		47%

	Year Ended December 31,
Class B	2018		2017		2016		2015		2014
Net asset value, beginning of year	$17.97		$16.38		$13.24		$15.33		$16.18

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.01		0.02		0.04		0.01		(0.05)
Net realized and unrealized gain (loss)	(2.36)		1.83		3.30		(2.02)		(0.77)

Total from investment operations	(2.35)		1.85		3.34		(2.01)		(0.82)

Less distributions:
Dividends from net investment income	(0.16)		(0.26)		(0.20)		(0.08)		(0.03)
Distributions from net realized gains	(0.33)		—		—		—		—

Total dividends and distributions	(0.49)		(0.26)		(0.20)		(0.08)		(0.03)

Net asset value, end of year	$15.13		$17.97		$16.38		$13.24		$15.33

Total return	(12.96)%		11.27%		25.20%		(13.13)%		(5.08)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$131,116		$158,012		$162,430		$145,069		$167,494
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.58	%(j)	0.59	%(j)	0.53	%(j)	0.47	%(j)	0.85	%(k)
Before waivers and reimbursements (f)	0.60%		0.60%		0.60%		0.62%		0.93%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	0.04%		0.10%		0.28%		0.05%		(0.31)%
Before waivers and reimbursements (f)(x)	0.02%		0.09%		0.20%		(0.10)%		(0.39)%
Portfolio turnover rate^	12%		15%		11%		29%		47%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

CHARTERSM SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	January 1, 2014 to April 17, 2014+
Net asset value, beginning of year	$16.17

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	— #
Net realized and unrealized gain (loss)	(0.18)

Total from investment operations	(0.18)

Net asset value, end of year	$15.99

Total return (b)	(1.11)%

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.09%
Before waivers and reimbursements (a)(f)	1.12%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	(0.05)%
Before waivers and reimbursements (a)(f)(x)	(0.08)%
Portfolio turnover rate (z)^	47%
‡	Amount is less than 0.005%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
+	On April 17, 2014, shares were fully redeemed. The shares are no longer being offered, but are still registered.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.45% for Class A and 1.45% for Class B.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.85% for Class A and 1.85% for Class B.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

TARGET 2015 ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class B Shares	(4.24)%	2.59%	6.41%
Portfolio – Class K Shares*	(4.08)	2.85	5.50
S&P Target Date 2015 Index	(3.67)	3.79	7.11

* Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned (4.24)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the S&P Target Date 2015 Index, which returned (3.67)% over the same period.

Portfolio Highlights

The Portfolio is managed to its specific year of planned retirement. It is a fund of funds, which invests in underlying portfolios invested in three major asset classes: domestic equity securities (of any size), international equity securities and fixed-income investments. The underlying portfolios include both passive (indexed) and actively managed strategies.

In 2018, competing trade tariffs, rising interest rates and political uncertainty around the world created a challenging environment for all the securities markets, including the Portfolio’s holdings. With U.S. bonds generating at best modest positive returns and the world’s stocks generally in negative territory, the Portfolio’s holdings performed in a manner consistent with their markets. A few comments:

•

Through late 2018, U.S. stocks experienced their worst losses in a decade, as pressure from high valuations and worries about slowing global growth contributed to risk aversion. In the final months of the year, U.S. stock indexes fell about 20% from mid-year highs with mid-cap and small-cap equities having the worst performance within the asset class. While performance was in the negative territory, allocation to large-cap growth portfolios was the best performing within domestic equities as growth continues to outperform value.

•

Non-U.S. developed-world stocks also provided equity losses. International stocks suffered from the same elevated volatility as their U.S. counterparts, amid concerns about slowing global growth and rising geopolitical uncertainty. A rising dollar also eroded international returns for U.S. dollar-based investors.

•

Given signs of a strong economy, the U.S. Federal Reserve raised interest rates four times during the year. Accordingly, most U.S. bond markets registered minimal gains. Non-U.S. bonds were in negative territory. The Portfolio benefitted from U.S. bond holdings, including intermediate-term governments and intermediate- and short-term corporate bond funds, all of which generated a small positive return. The Portfolio’s global bonds offset those gains somewhat.

TARGET 2015 ALLOCATION PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2018
Fixed Income	56.0%
Equity	44.0

Top 10 Holdings (as a percentage of Total Investments in Securities) As of December 31, 2018
EQ/Core Bond Index Portfolio	22.2%
EQ/Equity 500 Index Portfolio	19.8
EQ/Quality Bond PLUS Portfolio	10.6
EQ/International Equity Index Portfolio	8.8
EQ/Global Bond PLUS Portfolio	8.3
1290 VT High Yield Bond Portfolio	7.9
EQ/PIMCO Ultra Short Bond Portfolio	7.0
EQ/Emerging Markets Equity PLUS Portfolio	3.3
EQ/Small Company Index Portfolio	2.7
EQ/MFS International Growth Portfolio	2.4

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class B
Actual	$1,000.00	$957.60	$2.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.41	2.82
Class K
Actual	1,000.00	959.20	1.50
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.68	1.55

*  Expenses are equal to the Portfolio’s Class B and Class K shares annualized expense ratios of 0.55% and 0.30%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

TARGET 2015 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
Equity (44.1%)
EQ/BlackRock Basic Value Equity Portfolio‡	52,831	$1,072,985
EQ/Emerging Markets Equity PLUS Portfolio‡	170,784	1,471,177
EQ/Equity 500 Index Portfolio‡	217,606	8,784,839
EQ/International Equity Index Portfolio‡	468,784	3,887,298
EQ/MFS International Growth Portfolio‡	159,515	1,075,804
EQ/Small Company Index Portfolio‡	129,137	1,217,199
Multimanager Aggressive Equity Portfolio‡	10,346	566,068
Multimanager Mid Cap Growth Portfolio*‡	81,546	710,398
Multimanager Mid Cap Value Portfolio‡	56,689	759,631

Total Equity		19,545,399

Fixed Income (56.0%)
1290 VT High Yield Bond Portfolio‡	389,798	3,482,684

EQ/Core Bond Index Portfolio‡	1,019,194	9,852,853
EQ/Global Bond PLUS Portfolio‡	413,881	3,689,262
EQ/PIMCO Ultra Short Bond Portfolio‡	316,097	3,105,170
EQ/Quality Bond PLUS Portfolio‡	565,423	4,714,211

Total Fixed Income		24,844,180

Total Investments in Securities (100.1%) (Cost $39,745,631)		44,389,579
Other Assets Less Liabilities (-0.1%)		(44,057)

Net Assets (100%)		$44,345,522

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
1290 VT High Yield Bond Portfolio	389,798	4,495,241	816,024	(1,548,311)	(18,449)	(261,821)	3,482,684	209,725	—
EQ/BlackRock Basic Value Equity Portfolio	52,831	1,703,612	289,229	(715,255)	97,957	(302,558)	1,072,985	23,007	102,218
EQ/Core Bond Index Portfolio	1,019,194	12,239,389	2,265,706	(4,452,047)	19,042	(219,237)	9,852,853	219,510	—
EQ/Emerging Markets Equity PLUS Portfolio	170,784	2,225,403	396,859	(839,502)	21,894	(333,477)	1,471,177	26,190	9,961
EQ/Equity 500 Index Portfolio	217,606	13,503,508	1,412,706	(5,437,329)	2,451,926	(3,145,972)	8,784,839	166,871	218,528
EQ/Global Bond PLUS Portfolio	413,881	4,664,650	798,362	(1,632,341)	(46,145)	(95,264)	3,689,262	63,164	—
EQ/International Equity Index Portfolio	468,784	5,763,372	853,814	(1,903,290)	17,946	(844,544)	3,887,298	122,053	—
EQ/MFS International Growth Portfolio	159,515	1,498,389	563,825	(778,945)	40,901	(248,366)	1,075,804	12,345	100,423
EQ/PIMCO Ultra Short Bond Portfolio	316,097	3,746,973	718,918	(1,335,280)	2,040	(27,481)	3,105,170	71,522	—
EQ/Quality Bond PLUS Portfolio	565,423	5,832,802	1,000,252	(2,025,463)	(12,086)	(81,294)	4,714,211	95,453	—
EQ/Small Company Index Portfolio	129,137	1,159,295	893,342	(609,996)	24,867	(250,309)	1,217,199	15,086	103,763
Multimanager Aggressive Equity Portfolio	10,346	778,928	130,603	(302,576)	167,420	(208,307)	566,068	2,427	63,424
Multimanager Mid Cap Growth Portfolio*	81,546	909,853	226,795	(306,163)	50,801	(170,888)	710,398	—	97,494
Multimanager Mid Cap Value Portfolio	56,689	1,050,683	143,741	(247,576)	100,410	(287,627)	759,631	8,896	70,094

Total		59,572,098	10,510,176	(22,134,074)	2,918,524	(6,477,145)	44,389,579	1,036,249	765,905

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2015 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$44,389,579	$—	$44,389,579

Total Assets	$—	$44,389,579	$—	$44,389,579

Total Liabilities	$—	$—	$—	$—

Total	$—	$44,389,579	$—	$44,389,579

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$10,510,176
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$22,134,074

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,535,803
Aggregate gross unrealized depreciation	(1,925,293)

Net unrealized appreciation	$4,610,510

Federal income tax cost of investments in securities and derivative instruments, if applicable	$39,779,069

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2015 ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $39,745,631)	$44,389,579
Receivable for securities sold	83,309
Receivable for Portfolio shares sold	19,129
Receivable from investment manager	1,463
Other assets	249

Total assets	44,493,729

LIABILITIES
Overdraft payable	52,917
Payable for Portfolio shares redeemed	25,083
Distribution fees payable – Class B	4,747
Trustees’ fees payable	1,036
Accrued expenses	64,424

Total liabilities	148,207

NET ASSETS	$44,345,522

Net assets were comprised of:
Paid in capital	$38,805,889
Total distributable earnings (loss)	5,539,633

Net assets	$44,345,522

Class B
Net asset value, offering and redemption price per share, $21,944,520 / 2,733,575 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.03

Class K
Net asset value, offering and redemption price per share, $22,401,002 / 2,792,877 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.02

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$1,036,249
Interest	573

Total income	1,036,822

EXPENSES
Custodian fees	87,800
Administrative fees	71,846
Distribution fees – Class B	63,997
Investment management fees	53,766
Professional fees	40,144
Printing and mailing expenses	15,786
Trustees’ fees	1,498
Miscellaneous	792

Gross expenses	335,629
Less: Waiver from investment manager	(110,428)

Net expenses	225,201

NET INVESTMENT INCOME (LOSS)	811,621

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gain (loss) from affiliates)	2,918,524
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	765,905

Net realized gain (loss)	3,684,429

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	(6,477,145)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,792,716)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,981,095)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2015 ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$811,621	$797,485
Net realized gain (loss)	3,684,429	1,664,844
Net change in unrealized appreciation (depreciation)	(6,477,145)	4,002,319

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,981,095)	6,464,648

Distributions to shareholders: (a)
Class B	(2,105,525)	(1,088,471)
Class K	(2,227,616)	(1,283,955)

Total distributions to shareholders	(4,333,141)	(2,372,426)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 474,513 and 843,799 shares, respectively ]	4,387,525	7,598,595
Capital shares issued in reinvestment of dividends and distributions [ 257,690 and 117,891 shares, respectively ]	2,105,525	1,088,471
Capital shares repurchased [ (1,065,835) and (1,122,832) shares, respectively ]	(9,840,685)	(10,196,628)

Total Class B transactions	(3,347,635)	(1,509,562)

Class K
Capital shares sold [ 277,226 and 451,271 shares, respectively ]	2,574,686	4,089,270
Capital shares issued in reinvestment of dividends and distributions [ 272,897 and 139,076 shares, respectively ]	2,227,616	1,283,955
Capital shares repurchased [ (1,128,213) and (794,167) shares, respectively ]	(10,358,064)	(7,191,600)

Total Class K transactions	(5,555,762)	(1,818,375)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(8,903,397)	(3,327,937)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,217,633)	764,285
NET ASSETS:
Beginning of year	59,563,155	58,798,870

End of year (b)	$44,345,522	$59,563,155

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $373,854 and $487,345 for Classes B and K, respectively; and dividends from net realized capital gains of $714,617 and $796,610 for Classes B and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $6,201 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2015 ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class B	2018		2017		2016	2015	2014
Net asset value, beginning of year	$9.25		$8.65		$8.47	$8.85	$9.95

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.13		0.11		0.12	0.10	0.10
Net realized and unrealized gain (loss)	(0.52)		0.86		0.36	(0.27)	0.20

Total from investment operations	(0.39)		0.97		0.48	(0.17)	0.30

Less distributions:
Dividends from net investment income	(0.16)		(0.13)		(0.13)	(0.10)	(0.12)
Distributions from net realized gains	(0.67)		(0.24)		(0.17)	(0.11)	(1.28)

Total dividends and distributions	(0.83)		(0.37)		(0.30)	(0.21)	(1.40)

Net asset value, end of year	$8.03		$9.25		$8.65	$8.47	$8.85

Total return	(4.24)%		11.20%		5.69%	(1.88)%	2.91%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$21,945		$28,385		$27,912	$29,766	$33,628
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.55	%(j)	0.54	%(j)	0.58%	0.60%	0.60%
Before waivers and reimbursements (f)	0.76%		0.73%		0.71%	0.69%	0.73%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.45%		1.19%		1.37%	1.08%	1.00%
Before waivers and reimbursements (f)(x)	1.25%		1.00%		1.24%	0.99%	0.88%
Portfolio turnover rate^	20%		21%		17%	23%	40%

	Year Ended December 31,
Class K	2018		2017		2016	2015	2014
Net asset value, beginning of year	$9.25		$8.64		$8.47	$8.85	$9.94

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.14		0.13		0.14	0.11	0.12
Net realized and unrealized gain (loss)	(0.52)		0.87		0.35	(0.25)	0.22

Total from investment operations	(0.38)		1.00		0.49	(0.14)	0.34

Less distributions:
Dividends from net investment income	(0.18)		(0.15)		(0.15)	(0.13)	(0.15)
Distributions from net realized gains	(0.67)		(0.24)		(0.17)	(0.11)	(1.28)

Total dividends and distributions	(0.85)		(0.39)		(0.32)	(0.24)	(1.43)

Net asset value, end of year	$8.02		$9.25		$8.64	$8.47	$8.85

Total return	(4.08)%		11.60%		5.83%	(1.64)%	3.27%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$22,401		$31,179		$30,887	$33,759	$41,241
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.30	%(j)	0.29	%(j)	0.33%	0.35%	0.35%
Before waivers (f)	0.50%		0.48%		0.46%	0.44%	0.48%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.56%		1.47%		1.60%	1.28%	1.22%
Before waivers (f)(x)	1.36%		1.29%		1.47%	1.19%	1.09%
Portfolio turnover rate^	20%		21%		17%	23%	40%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.10% for Class B and 0.85% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

TARGET 2025 ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class B Shares	(6.15)%	3.47%	7.76%
Portfolio – Class K Shares*	(5.89)	3.73	7.06
S&P Target Date 2025 Index	(5.02)	4.31	8.46

* Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned (6.15)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the S&P Target Date 2025 Index, which returned (5.02)% over the same period.

Portfolio Highlights

The Portfolio is managed to its specific year of planned retirement. It is a fund of funds, which invests in underlying portfolios invested in three major asset classes: domestic equity securities (of any size), international equity securities and fixed-income investments. The underlying portfolios include both passive (indexed) and actively managed strategies.

In 2018, competing trade tariffs, rising interest rates and political uncertainty around the world created a challenging environment for all the securities markets, including the Portfolio’s holdings. With U.S. bonds generating at best modest positive returns and the world’s stocks generally in negative territory, the Portfolio’s holdings performed in a manner consistent with their markets. A few comments:

•

Through late 2018, U.S. stocks experienced their worst losses in a decade, as pressure from high valuations and worries about slowing global growth contributed to risk aversion. In the final months of the year, U.S. stock indexes fell about 20% from mid-year highs with mid-cap and small-cap equities having the worst performance within the asset class. While performance was in the negative territory, allocation to large-cap growth portfolios was the best performing within domestic equities as growth continues to outperform value.

•

Non-U.S. developed-world stocks also provided equity losses. International stocks suffered from the same elevated volatility as their U.S. counterparts, amid concerns about slowing global growth and rising geopolitical uncertainty. A rising dollar also eroded international returns for U.S. dollar-based investors.

•

Given signs of a strong economy, the U.S. Federal Reserve raised interest rates four times during the year. Accordingly, most U.S. bond markets registered minimal gains. Non-U.S. bonds were in negative territory. The Portfolio benefitted from U.S. bond holdings, including intermediate-term governments and intermediate- and short-term corporate bond funds, all of which generated a small positive return. The Portfolio’s global bonds offset those gains somewhat.

TARGET 2025 ALLOCATION PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2018
Equity	65.2%
Fixed Income	34.8

Top 10 Holdings (as a percentage of Total Investments in Securities) As of December 31, 2018
EQ/Equity 500 Index Portfolio	30.7%
EQ/Core Bond Index Portfolio	13.3
EQ/International Equity Index Portfolio	11.7
EQ/Quality Bond PLUS Portfolio	6.3
EQ/Small Company Index Portfolio	6.2
1290 VT High Yield Bond Portfolio	5.8
EQ/MFS International Growth Portfolio	5.3
EQ/Global Bond PLUS Portfolio	5.2
EQ/Emerging Markets Equity PLUS Portfolio	5.0
EQ/PIMCO Ultra Short Bond Portfolio	4.2

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class B
Actual	$1,000.00	$934.40	$2.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.34	2.90
Class K
Actual	1,000.00	936.10	1.56
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.60	1.63

*  Expenses are equal to the Portfolio’s Class B and Class K shares annualized expense ratios of 0.57% and 0.32%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

TARGET 2025 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
Equity (65.2%)
EQ/BlackRock Basic Value Equity Portfolio‡	181,454	$3,685,268
EQ/Emerging Markets Equity PLUS Portfolio‡	848,951	7,313,076
EQ/Equity 500 Index Portfolio‡	1,123,343	45,349,875
EQ/International Equity Index Portfolio‡	2,087,409	17,309,419
EQ/MFS International Growth Portfolio‡	1,155,122	7,790,393
EQ/Small Company Index Portfolio‡	972,259	9,164,169
Multimanager Aggressive Equity Portfolio‡	40,790	2,231,719
Multimanager Mid Cap Growth Portfolio*‡	174,588	1,520,936
Multimanager Mid Cap Value Portfolio‡	146,517	1,963,311

Total Equity		96,328,166

Fixed Income (34.8%)
1290 VT High Yield Bond Portfolio‡	949,236	8,481,025
EQ/Core Bond Index Portfolio‡	2,022,671	19,553,762
EQ/Global Bond PLUS Portfolio‡	864,007	7,701,611
EQ/PIMCO Ultra Short Bond Portfolio‡	637,182	6,259,336
EQ/Quality Bond PLUS Portfolio‡	1,121,931	9,354,089

Total Fixed Income		51,349,823

Total Investments in Securities (100.0%) (Cost $128,473,962)		147,677,989
Other Assets Less Liabilities (0.0%)		52,284

Net Assets (100%)		$147,730,273

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
1290 VT High Yield Bond Portfolio	949,236	9,133,500	2,029,993	(2,003,260)	361	(679,569)	8,481,025	508,075	—
EQ/BlackRock Basic Value Equity Portfolio	181,454	5,003,395	859,929	(1,475,701)	97,973	(800,328)	3,685,268	78,413	348,387
EQ/Core Bond Index Portfolio	2,022,671	20,377,865	4,145,015	(4,619,392)	(7,695)	(342,031)	19,553,762	433,553	—
EQ/Emerging Markets Equity PLUS Portfolio	848,951	9,260,367	1,350,784	(1,815,708)	15,408	(1,497,775)	7,313,076	130,077	48,097
EQ/Equity 500 Index Portfolio	1,123,343	57,233,083	5,888,312	(13,942,208)	1,907,074	(5,736,386)	45,349,875	854,846	1,115,941
EQ/Global Bond PLUS Portfolio	864,007	8,235,971	1,559,973	(1,825,459)	4,350	(273,224)	7,701,611	131,015	—
EQ/International Equity Index Portfolio	2,087,409	21,783,930	3,382,319	(4,323,246)	14,452	(3,548,036)	17,309,419	529,603	—
EQ/MFS International Growth Portfolio	1,155,122	9,211,849	1,894,229	(1,663,666)	19,334	(1,671,353)	7,790,393	98,457	791,287
EQ/PIMCO Ultra Short Bond Portfolio	637,182	6,345,880	1,348,816	(1,374,367)	(157)	(60,836)	6,259,336	143,586	—
EQ/Quality Bond PLUS Portfolio	1,121,931	9,905,940	1,969,626	(2,358,175)	(8,139)	(155,163)	9,354,089	188,957	—
EQ/Small Company Index Portfolio	972,259	10,239,232	3,007,931	(2,088,445)	64,628	(2,059,177)	9,164,169	126,741	871,810
Multimanager Aggressive Equity Portfolio	40,790	2,726,128	474,757	(787,851)	380,236	(561,551)	2,231,719	9,515	248,677
Multimanager Mid Cap Growth Portfolio*	174,588	1,640,422	535,749	(406,028)	22,664	(271,871)	1,520,936	—	197,207
Multimanager Mid Cap Value Portfolio	146,517	2,367,193	263,940	(187,957)	45,211	(525,076)	1,963,311	22,757	179,307

Total		173,464,755	28,711,373	(38,871,463)	2,555,700	(18,182,376)	147,677,989	3,255,595	3,800,713

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2025 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$147,677,989	$—	$147,677,989

Total Assets	$—	$147,677,989	$—	$147,677,989

Total Liabilities	$—	$—	$—	$—

Total	$—	$147,677,989	$—	$147,677,989

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$28,711,373
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$38,871,463

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$24,662,672
Aggregate gross unrealized depreciation	(5,643,725)

Net unrealized appreciation	$19,018,947

Federal income tax cost of investments in securities and derivative instruments, if applicable	$128,659,042

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2025 ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $128,473,962)	$147,677,989
Cash	199,073
Receivable for Portfolio shares sold	130,587
Other assets	760

Total assets	148,008,409

LIABILITIES
Payable for securities purchased	122,962
Payable for Portfolio shares redeemed	38,246
Distribution fees payable – Class B	21,043
Administrative fees payable	15,688
Investment management fees payable	8,944
Trustees’ fees payable	2,028
Accrued expenses	69,225

Total liabilities	278,136

NET ASSETS	$147,730,273

Net assets were comprised of:
Paid in capital	$125,284,387
Total distributable earnings (loss)	22,445,886

Net assets	$147,730,273

Class B
Net asset value, offering and redemption price per share, $98,100,320 / 9,604,235 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.21

Class K
Net asset value, offering and redemption price per share, $49,629,953 / 4,861,872 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.21

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$3,255,595
Interest	1,142

Total income	3,256,737

EXPENSES
Distribution fees – Class B	265,788
Administrative fees	226,609
Investment management fees	169,741
Custodian fees	91,700
Professional fees	43,036
Printing and mailing expenses	28,743
Trustees’ fees	4,603
Miscellaneous	2,361

Gross expenses	832,581
Less: Waiver from investment manager	(31,136)

Net expenses	801,445

NET INVESTMENT INCOME (LOSS)	2,455,292

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gain (loss) from affiliates)	2,555,700
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	3,800,713

Net realized gain (loss)	6,356,413

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	(18,182,376)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(11,825,963)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(9,370,671)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2025 ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,455,292	$2,256,375
Net realized gain (loss)	6,356,413	2,667,507
Net change in unrealized appreciation (depreciation)	(18,182,376)	17,267,801

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(9,370,671)	22,191,683

Distributions to shareholders: (a)
Class B	(4,087,157)	(1,411,317)
Class K	(2,227,604)	(1,108,896)

Total distributions to shareholders	(6,314,761)	(2,520,213)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 1,631,993 and 2,484,751 shares, respectively ]	18,478,396	26,461,092
Capital shares issued in reinvestment of dividends [ 396,460 and 124,413 shares, respectively ]	4,087,157	1,411,317
Capital shares repurchased [ (1,556,382) and (1,155,088) shares, respectively ]	(17,679,953)	(12,377,009)

Total Class B transactions	4,885,600	15,495,400

Class K
Capital shares sold [ 253,422 and 930,760 shares, respectively ]	2,896,616	10,067,771
Capital shares issued in reinvestment of dividends [ 216,213 and 97,803 shares, respectively ]	2,227,604	1,108,896
Capital shares repurchased [ (1,758,970) and (861,686) shares, respectively ]	(20,094,376)	(9,073,240)

Total Class K transactions	(14,970,156)	2,103,427

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(10,084,556)	17,598,827

TOTAL INCREASE (DECREASE) IN NET ASSETS	(25,769,988)	37,270,297
NET ASSETS:
Beginning of year	173,500,261	136,229,964

End of year (b)	$147,730,273	$173,500,261

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $1,411,317 and $1,108,896 for Classes B and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $20,879 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2025 ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class B	2018		2017		2016	2015	2014
Net asset value, beginning of year	$11.35		$9.97		$9.42	$9.87	$10.67

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.16		0.15		0.14	0.12	0.12
Net realized and unrealized gain (loss)	(0.85)		1.39		0.55	(0.32)	0.32

Total from investment operations	(0.69)		1.54		0.69	(0.20)	0.44

Less distributions:
Dividends from net investment income	(0.19)		(0.16)		(0.14)	(0.12)	(0.14)
Distributions from net realized gains	(0.26)		—		—	(0.13)	(1.10)

Total dividends and distributions	(0.45)		(0.16)		(0.14)	(0.25)	(1.24)

Net asset value, end of year	$10.21		$11.35		$9.97	$9.42	$9.87

Total return	(6.15)%		15.41%		7.34%	(1.98)%	4.04%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$98,100		$103,688		$76,579	$69,065	$67,492
Ratio of expenses to average net assets:
After waivers (f)	0.57	%(j)	0.56	%(j)	0.59%	0.60%	0.60%
Before waivers (f)	0.58%		0.59%		0.61%	0.60%	0.65%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.44%		1.37%		1.48%	1.21%	1.12%
Before waivers (f)(x)	1.42%		1.34%		1.46%	1.20%	1.07%
Portfolio turnover rate^	17%		14%		16%	22%	36%

	Year Ended December 31,
Class K	2018		2017		2016	2015	2014
Net asset value, beginning of year	$11.35		$9.97		$9.41	$9.87	$10.67

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.17		0.17		0.15	0.14	0.14
Net realized and unrealized gain (loss)	(0.83)		1.39		0.58	(0.32)	0.32

Total from investment operations	(0.66)		1.56		0.73	(0.18)	0.46

Less distributions:
Dividends from net investment income	(0.22)		(0.18)		(0.17)	(0.15)	(0.16)
Distributions from net realized gains	(0.26)		—		—	(0.13)	(1.10)

Total dividends and distributions	(0.48)		(0.18)		(0.17)	(0.28)	(1.26)

Net asset value, end of year	$10.21		$11.35		$9.97	$9.41	$9.87

Total return	(5.89)%		15.68%		7.73%	(1.84)%	4.31%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$49,630		$69,812		$59,651	$59,886	$62,392
Ratio of expenses to average net assets:
After waivers (f)	0.32	%(j)	0.31	%(j)	0.34%	0.35%	0.35%
Before waivers (f)	0.33%		0.34%		0.36%	0.35%	0.40%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.46%		1.59%		1.61%	1.43%	1.32%
Before waivers (f)(x)	1.44%		1.56%		1.59%	1.42%	1.27%
Portfolio turnover rate^	17%		14%		16%	22%	36%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.10% for Class B and 0.85% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

TARGET 2035 ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class B Shares	(7.14)%	3.87%	8.56%
Portfolio – Class K Shares*	(6.88)	4.13	7.91
S&P Target Date 2035 Index	(6.88)	4.69	9.38

* Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned (7.14)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the S&P Target Date 2035 Index, which returned (6.88)% over the same period.

Portfolio Highlights

The Portfolio is managed to its specific year of planned retirement. It is a fund of funds, which invests in underlying portfolios invested in three major asset classes: domestic equity securities (of any size), international equity securities and fixed-income investments. The underlying portfolios include both passive (indexed) and actively managed strategies.

In 2018, competing trade tariffs, rising interest rates and political uncertainty around the world created a challenging environment for all the securities markets, including the Portfolio’s holdings. With U.S. bonds generating at best modest positive returns and the world’s stocks generally in negative territory, the Portfolio’s holdings performed in a manner consistent with their markets. A few comments:

•

Through late 2018, U.S. stocks experienced their worst losses in a decade, as pressure from high valuations and worries about slowing global growth contributed to risk aversion. In the final months of the year, U.S. stock indexes fell about 20% from mid-year highs with mid-cap and small-cap equities having the worst performance within the asset class. While performance was in the negative territory, allocation to large-cap growth portfolios was the best performing within domestic equities as growth continues to outperform value.

•

Non-U.S. developed-world stocks also provided equity losses. International stocks suffered from the same elevated volatility as their U.S. counterparts, amid concerns about slowing global growth and rising geopolitical uncertainty. A rising dollar also eroded international returns for U.S. dollar-based investors.

•

Given signs of a strong economy, the U.S. Federal Reserve raised interest rates four times during the year. Accordingly, most U.S. bond markets registered minimal gains. Non-U.S. bonds were in negative territory. The Portfolio benefitted from U.S. bond holdings, including intermediate-term governments and intermediate- and short-term corporate bond funds, all of which generated a small positive return. The Portfolio’s global bonds offset those gains somewhat.

TARGET 2035 ALLOCATION PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2018
Equity	78.8%
Fixed Income	21.2

Top 10 Holdings (as a percentage of Total Investments in Securities) As of December 31, 2018
EQ/Equity 500 Index Portfolio	40.0%
EQ/International Equity Index Portfolio	13.3
EQ/Core Bond Index Portfolio	8.1
EQ/Small Company Index Portfolio	7.8
EQ/MFS International Growth Portfolio	6.8
EQ/Emerging Markets Equity PLUS Portfolio	5.5
EQ/Quality Bond PLUS Portfolio	3.9
1290 VT High Yield Bond Portfolio	3.5
EQ/Global Bond PLUS Portfolio	3.2
EQ/PIMCO Ultra Short Bond Portfolio	2.5

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class B
Actual	$1,000.00	$921.60	$2.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.23	3.01
Class K
Actual	1,000.00	923.30	1.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.49	1.74

*  Expenses are equal to the Portfolio’s Class B and Class K shares annualized expense ratios of 0.59% and 0.34%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

TARGET 2035 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
Equity (78.8%)
EQ/BlackRock Basic Value Equity Portfolio‡	151,298	$3,072,812
EQ/Emerging Markets Equity PLUS Portfolio‡	793,767	6,837,704
EQ/Equity 500 Index Portfolio‡	1,233,191	49,784,495
EQ/International Equity Index Portfolio‡	2,001,239	16,594,873
EQ/MFS International Growth Portfolio‡	1,262,902	8,517,282
EQ/Small Company Index Portfolio‡	1,025,154	9,662,743
Multimanager Aggressive Equity Portfolio‡	26,939	1,473,884
Multimanager Mid Cap Growth Portfolio*‡	122,970	1,071,266
Multimanager Mid Cap Value Portfolio‡	72,190	967,334

Total Equity		97,982,393

Fixed Income (21.3%)
1290 VT High Yield Bond Portfolio‡	486,476	4,346,459
EQ/Core Bond Index Portfolio‡	1,036,388	10,019,073
EQ/Global Bond PLUS Portfolio‡	445,202	3,968,452
EQ/PIMCO Ultra Short Bond Portfolio‡	323,204	3,174,978
EQ/Quality Bond PLUS Portfolio‡	587,387	4,897,328

Total Fixed Income		26,406,290

Total Investments in Securities (100.1%) (Cost $107,583,002)		124,388,683
Other Assets Less Liabilities (-0.1%)		(118,427)

Net Assets (100%)		$124,270,256

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
1290 VT High Yield Bond Portfolio	486,476	4,191,816	1,087,728	(584,295)	215	(349,005)	4,346,459	258,226	—
EQ/BlackRock Basic Value Equity Portfolio	151,298	3,444,930	908,757	(685,603)	17,524	(612,796)	3,072,812	63,855	283,703
EQ/Core Bond Index Portfolio	1,036,388	9,389,052	2,143,026	(1,346,686)	(146)	(166,173)	10,019,073	220,247	—
EQ/Emerging Markets Equity PLUS Portfolio	793,767	7,747,348	1,299,838	(882,117)	13,092	(1,340,457)	6,837,704	119,675	43,437
EQ/Equity 500 Index Portfolio	1,233,191	53,730,706	7,362,549	(6,822,470)	159,619	(4,645,909)	49,784,495	923,521	1,202,978
EQ/Global Bond PLUS Portfolio	445,202	3,816,699	817,722	(538,665)	(156)	(127,148)	3,968,452	66,895	—
EQ/International Equity Index Portfolio	2,001,239	18,385,354	3,332,072	(1,790,899)	2,003	(3,333,657)	16,594,873	502,794	—
EQ/MFS International Growth Portfolio	1,262,902	9,077,657	2,008,674	(777,268)	(545)	(1,791,236)	8,517,282	105,736	848,912
EQ/PIMCO Ultra Short Bond Portfolio	323,204	2,893,416	687,767	(372,089)	(46)	(34,070)	3,174,978	72,094	—
EQ/Quality Bond PLUS Portfolio	587,387	4,594,076	1,115,086	(734,391)	(299)	(77,144)	4,897,328	97,811	—
EQ/Small Company Index Portfolio	1,025,154	9,775,482	3,039,015	(978,782)	13,146	(2,186,118)	9,662,743	132,443	911,020
Multimanager Aggressive Equity Portfolio	26,939	1,471,805	517,459	(362,877)	19,393	(171,896)	1,473,884	6,144	160,565
Multimanager Mid Cap Growth Portfolio*	122,970	1,042,092	343,347	(115,151)	2,892	(201,914)	1,071,266	—	143,048
Multimanager Mid Cap Value Portfolio	72,190	1,099,073	134,041	(28,788)	154	(237,146)	967,334	11,146	87,821

Total		130,659,506	24,797,081	(16,020,081)	226,846	(15,274,669)	124,388,683	2,580,587	3,681,484

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2035 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$124,388,683	$—	$124,388,683

Total Assets	$—	$124,388,683	$—	$124,388,683

Total Liabilities	$—	$—	$—	$—

Total	$—	$124,388,683	$—	$124,388,683

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$24,797,081
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$16,020,081

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$21,174,789
Aggregate gross unrealized depreciation	(4,483,218)

Net unrealized appreciation	$16,691,571

Federal income tax cost of investments in securities and derivative instruments, if applicable	$107,697,112

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2035 ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $107,583,002)	$124,388,683
Cash	52,009
Receivable for Portfolio shares sold	128,621
Receivable for securities sold	8,990
Other assets	582

Total assets	124,578,885

LIABILITIES
Payable for Portfolio shares redeemed	196,812
Distribution fees payable – Class B	20,479
Administrative fees payable	13,136
Investment management fees payable	7,750
Trustees’ fees payable	1,387
Accrued expenses	69,065

Total liabilities	308,629

NET ASSETS	$124,270,256

Net assets were comprised of:
Paid in capital	$104,354,701
Total distributable earnings (loss)	19,915,555

Net assets	$124,270,256

Class B
Net asset value, offering and redemption price per share, $95,352,855 / 8,936,234 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.67

Class K
Net asset value, offering and redemption price per share, $28,917,401 / 2,711,344 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.67

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$2,580,587
Interest	1,164

Total income	2,581,751

EXPENSES
Distribution fees – Class B	247,497
Administrative fees	179,398
Investment management fees	134,552
Custodian fees	91,400
Professional fees	42,156
Printing and mailing expenses	24,873
Trustees’ fees	3,598
Miscellaneous	1,725

Gross expenses	725,199
Less: Waiver from investment manager	(26,227)

Net expenses	698,972

NET INVESTMENT INCOME (LOSS)	1,882,779

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($226,846 of realized gain (loss) from affiliates)	226,848
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	3,681,484

Net realized gain (loss)	3,908,332

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	(15,274,669)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(11,366,337)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(9,483,558)

See Notes to Financial Statements.

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TARGET 2035 ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,882,779	$1,589,960
Net realized gain (loss)	3,908,332	1,903,573
Net change in unrealized appreciation (depreciation)	(15,274,669)	15,523,593

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(9,483,558)	19,017,126

Distributions to shareholders: (a)
Class B	(2,779,163)	(1,242,049)
Class K	(946,742)	(575,553)

Total distributions to shareholders	(3,725,905)	(1,817,602)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 1,625,384 and 1,584,099 shares, respectively ]	19,201,903	17,473,432
Capital shares issued in reinvestment of dividends [ 252,238 and 105,018 shares, respectively ]	2,779,163	1,242,049
Capital shares repurchased [ (856,428) and (707,073) shares, respectively ]	(10,152,379)	(7,852,286)

Total Class B transactions	11,828,687	10,863,195

Class K
Capital shares sold [ 282,994 and 423,625 shares, respectively ]	3,435,734	4,662,753
Capital shares issued in reinvestment of dividends [ 86,059 and 48,677 shares, respectively ]	946,742	575,553
Capital shares repurchased [ (782,664) and (451,104) shares, respectively ]	(9,368,651)	(4,870,168)

Total Class K transactions	(4,986,175)	368,138

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	6,842,512	11,231,333

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,366,951)	28,430,857
NET ASSETS:
Beginning of year	130,637,207	102,206,350

End of year (b)	$124,270,256	$130,637,207

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $1,242,049 and $575,553 for Classes B and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $17,373 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2035 ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class B	2018		2017		2016	2015	2014
Net asset value, beginning of year	$11.83		$10.18		$9.56	$10.04	$10.86

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.17		0.15		0.14	0.12	0.13
Net realized and unrealized gain (loss)	(1.01)		1.66		0.62	(0.32)	0.37

Total from investment operations	(0.84)		1.81		0.76	(0.20)	0.50

Less distributions:
Dividends from net investment income	(0.18)		(0.16)		(0.14)	(0.13)	(0.14)
Distributions from net realized gains	(0.14)		—		—	(0.15)	(1.18)

Total dividends and distributions	(0.32)		(0.16)		(0.14)	(0.28)	(1.32)

Net asset value, end of year	$10.67		$11.83		$10.18	$9.56	$10.04

Total return	(7.14)%		17.78%		7.94%	(1.98)%	4.50%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$95,353		$93,665		$70,609	$61,678	$59,151
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.59	%(j)	0.58	%(j)	0.59%	0.60%	0.60%
Before waivers and reimbursements (f)	0.61%		0.62%		0.65%	0.65%	0.72%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.41%		1.31%		1.46%	1.24%	1.17%
Before waivers and reimbursements (f)(x)	1.39%		1.27%		1.40%	1.19%	1.05%
Portfolio turnover rate^	12%		9%		10%	19%	30%

	Year Ended December 31,
Class K	2018		2017		2016	2015	2014
Net asset value, beginning of year	$11.83		$10.18		$9.55	$10.04	$10.86

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.16		0.17		0.16	0.14	0.15
Net realized and unrealized gain (loss)	(0.97)		1.67		0.64	(0.33)	0.38

Total from investment operations	(0.81)		1.84		0.80	(0.19)	0.53

Less distributions:
Dividends from net investment income	(0.21)		(0.19)		(0.17)	(0.15)	(0.17)
Distributions from net realized gains	(0.14)		—		—	(0.15)	(1.18)

Total dividends and distributions	(0.35)		(0.19)		(0.17)	(0.30)	(1.35)

Net asset value, end of year	$10.67		$11.83		$10.18	$9.55	$10.04

Total return	(6.88)%		18.05%		8.32%	(1.83)%	4.76%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$28,917		$36,972		$31,598	$28,494	$27,674
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.34	%(j)	0.33	%(j)	0.34%	0.35%	0.35%
Before waivers (f)	0.35%		0.37%		0.40%	0.40%	0.47%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.38%		1.50%		1.67%	1.41%	1.40%
Before waivers (f)(x)	1.36%		1.46%		1.61%	1.36%	1.28%
Portfolio turnover rate^	12%		9%		10%	19%	30%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.10% for Class B and 0.85% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

TARGET 2045 ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class B Shares	(7.97)%	4.16%	9.26%
Portfolio – Class K Shares*	(7.71)	4.43	8.67
S&P Target Date 2045 Index	(7.74)	4.91	9.88

* Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned (7.97)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the S&P Target Date 2045 Index, which returned (7.74)% over the same period.

Portfolio Highlights

The Portfolio is managed to its specific year of planned retirement. It is a fund of funds, which invests in underlying portfolios invested in three major asset classes: domestic equity securities (of any size), international equity securities and fixed-income investments. The underlying portfolios include both passive (indexed) and actively managed strategies.

In 2018, competing trade tariffs, rising interest rates and political uncertainty around the world created a challenging environment for all the securities markets, including the Portfolio’s holdings. With U.S. bonds generating at best modest positive returns and the world’s stocks generally in negative territory, the Portfolio’s holdings performed in a manner consistent with their markets. A few comments:

•

Through late 2018, U.S. stocks experienced their worst losses in a decade, as pressure from high valuations and worries about slowing global growth contributed to risk aversion. In the final months of the year, U.S. stock indexes fell about 20% from mid-year highs with mid-cap and small-cap equities having the worst performance within the asset class. While performance was in the negative territory, allocation to large-cap growth portfolios was the best performing within domestic equities as growth continues to outperform value.

•

Non-U.S. developed-world stocks also provided equity losses. International stocks suffered from the same elevated volatility as their U.S. counterparts, amid concerns about slowing global growth and rising geopolitical uncertainty. A rising dollar also eroded international returns for U.S. dollar-based investors.

•

Given signs of a strong economy, the U.S. Federal Reserve raised interest rates four times during the year. Accordingly, most U.S. bond markets registered minimal gains. Non-U.S. bonds were in negative territory. The Portfolio benefitted from U.S. bond holdings, including intermediate-term governments and intermediate- and short-term corporate bond funds, all of which generated a small positive return. The Portfolio’s global bonds offset those gains somewhat.

TARGET 2045 ALLOCATION PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2018
Equity	88.1%
Fixed Income	11.9

Top 10 Holdings (as a percentage of Total Investments in Securities) As of December 31, 2018
EQ/Equity 500 Index Portfolio	44.5%
EQ/International Equity Index Portfolio	15.3
EQ/Small Company Index Portfolio	8.4
EQ/MFS International Growth Portfolio	7.6
EQ/Emerging Markets Equity PLUS Portfolio	6.2
EQ/Core Bond Index Portfolio	4.4
EQ/BlackRock Basic Value Equity Portfolio	3.1
1290 VT High Yield Bond Portfolio	2.4
EQ/Quality Bond PLUS Portfolio	2.1
EQ/Global Bond PLUS Portfolio	1.6

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class B
Actual	$1,000.00	$912.60	$2.87
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.20	3.04
Class K
Actual	1,000.00	913.70	1.67
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.46	1.76

*  Expenses are equal to the Portfolio’s Class B and Class K shares annualized expense ratios of 0.60% and 0.35%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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TARGET 2045 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
Equity (88.1%)
EQ/BlackRock Basic Value Equity Portfolio‡	146,492	$2,975,198
EQ/Emerging Markets Equity PLUS Portfolio‡	688,817	5,933,643
EQ/Equity 500 Index Portfolio‡	1,058,772	42,743,129
EQ/International Equity Index Portfolio‡	1,772,427	14,697,502
EQ/MFS International Growth Portfolio‡	1,087,726	7,335,861
EQ/Small Company Index Portfolio‡	852,672	8,036,986
Multimanager Aggressive Equity Portfolio‡	22,346	1,222,616
Multimanager Mid Cap Growth Portfolio*‡	91,827	799,958
Multimanager Mid Cap Value Portfolio‡	68,080	912,271

Total Equity		84,657,164

Fixed Income (11.9%)
1290 VT High Yield Bond Portfolio‡	259,499	2,318,513

EQ/Core Bond Index Portfolio‡	432,525	4,181,348
EQ/Global Bond PLUS Portfolio‡	169,273	1,508,867
EQ/PIMCO Ultra Short Bond Portfolio‡	138,207	1,357,674
EQ/Quality Bond PLUS Portfolio‡	246,138	2,052,171

Total Fixed Income		11,418,573

Total Investments in Securities (100.0%) (Cost $84,297,596)		96,075,737
Other Assets Less Liabilities (0.0%)		26,778

Net Assets (100%)		$96,102,515

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
1290 VT High Yield Bond Portfolio	259,499	2,037,942	573,222	(109,934)	(65)	(182,652)	2,318,513	134,832	—
EQ/BlackRock Basic Value Equity Portfolio	146,492	3,110,306	762,565	(308,609)	1,823	(590,887)	2,975,198	62,256	276,603
EQ/Core Bond Index Portfolio	432,525	3,562,646	890,409	(207,483)	(8)	(64,216)	4,181,348	89,998	—
EQ/Emerging Markets Equity PLUS Portfolio	688,817	6,513,049	1,105,150	(553,543)	11,620	(1,142,633)	5,933,643	104,589	37,463
EQ/Equity 500 Index Portfolio	1,058,772	45,511,366	5,966,460	(4,862,220)	90,373	(3,962,850)	42,743,129	796,157	1,038,725
EQ/Global Bond PLUS Portfolio	169,273	1,301,962	320,492	(68,709)	(6)	(44,872)	1,508,867	24,873	—
EQ/International Equity Index Portfolio	1,772,427	15,843,873	2,737,196	(924,372)	(4)	(2,959,191)	14,697,502	452,543	—
EQ/MFS International Growth Portfolio	1,087,726	7,690,406	1,669,604	(459,669)	475	(1,564,955)	7,335,861	92,157	740,273
EQ/PIMCO Ultra Short Bond Portfolio	138,207	1,137,970	311,067	(76,258)	(3)	(15,102)	1,357,674	30,209	—
EQ/Quality Bond PLUS Portfolio	246,138	1,637,545	547,890	(103,742)	18	(29,540)	2,052,171	40,183	—
EQ/Small Company Index Portfolio	852,672	8,020,297	2,471,410	(537,285)	3,206	(1,920,642)	8,036,986	114,730	789,094
Multimanager Aggressive Equity Portfolio	22,346	1,116,443	438,723	(189,901)	2,690	(145,339)	1,222,616	5,146	134,489
Multimanager Mid Cap Growth Portfolio*	91,827	814,463	188,669	(41,225)	298	(162,247)	799,958	—	113,898
Multimanager Mid Cap Value Portfolio	68,080	1,031,593	118,385	(13,742)	1	(223,966)	912,271	10,526	82,935

Total		99,329,861	18,101,242	(8,456,692)	110,418	(13,009,092)	96,075,737	1,958,199	3,213,480

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2045 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$96,075,737	$—	$96,075,737

Total Assets	$—	$96,075,737	$—	$96,075,737

Total Liabilities	$—	$—	$—	$—

Total	$—	$96,075,737	$—	$96,075,737

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$18,101,242
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$8,456,692

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$15,494,552
Aggregate gross unrealized depreciation	(3,753,187)

Net unrealized appreciation	$11,741,365

Federal income tax cost of investments in securities and derivative instruments, if applicable	$84,334,372

See Notes to Financial Statements.

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TARGET 2045 ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $84,297,596)	$96,075,737
Cash	136,529
Receivable for Portfolio shares sold	116,396
Other assets	442

Total assets	96,329,104

LIABILITIES
Payable for securities purchased	90,750
Payable for Portfolio shares redeemed	34,721
Distribution fees payable – Class B	17,824
Administrative fees payable	10,196
Investment management fees payable	3,405
Trustees’ fees payable	979
Accrued expenses	68,714

Total liabilities	226,589

NET ASSETS	$96,102,515

Net assets were comprised of:
Paid in capital	$81,515,669
Total distributable earnings (loss)	14,586,846

Net assets	$96,102,515

Class B
Net asset value, offering and redemption price per share, $82,505,595 / 7,720,197 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.69

Class K
Net asset value, offering and redemption price per share, $13,596,920 / 1,273,521 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.68

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$1,958,199
Interest	927

Total income	1,959,126

EXPENSES
Distribution fees – Class B	217,653
Administrative fees	137,961
Investment management fees	103,510
Custodian fees	91,500
Professional fees	41,372
Printing and mailing expenses	21,407
Trustees’ fees	2,747
Miscellaneous	1,299

Gross expenses	617,449
Less: Waiver from investment manager	(46,513)

Net expenses	570,936

NET INVESTMENT INCOME (LOSS)	1,388,190

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gain (loss) from affiliates)	110,418
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	3,213,480

Net realized gain (loss)	3,323,898

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	(13,009,092)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(9,685,194)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(8,297,004)

See Notes to Financial Statements.

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TARGET 2045 ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,388,190	$1,165,739
Net realized gain (loss)	3,323,898	1,505,531
Net change in unrealized appreciation (depreciation)	(13,009,092)	13,085,250

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(8,297,004)	15,756,520

Distributions to shareholders: (a)
Class B	(2,218,376)	(1,086,934)
Class K	(410,812)	(268,580)

Total distributions to shareholders	(2,629,188)	(1,355,514)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 1,223,803 and 1,367,309 shares, respectively ]	14,615,781	14,940,455
Capital shares issued in reinvestment of dividends [ 201,053 and 91,159 shares, respectively ]	2,218,376	1,086,934
Capital shares repurchased [ (586,121) and (652,361) shares, respectively ]	(6,981,417)	(7,108,228)

Total Class B transactions	9,852,740	8,919,161

Class K
Capital shares sold [ 74,652 and 274,492 shares, respectively ]	899,947	3,038,086
Capital shares issued in reinvestment of dividends [ 37,364 and 22,540 shares, respectively ]	410,812	268,580
Capital shares repurchased [ (287,178) and (245,524) shares, respectively ]	(3,487,590)	(2,735,110)

Total Class K transactions	(2,176,831)	571,556

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	7,675,909	9,490,717

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,250,283)	23,891,723
NET ASSETS:
Beginning of year	99,352,798	75,461,075

End of year (b)	$96,102,515	$99,352,798

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $1,086,934 and $268,580 for Classes B and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $13,348 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

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TARGET 2045 ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class B	2018		2017		2016	2015	2014
Net asset value, beginning of year	$11.93		$10.10		$9.42	$9.93	$10.73

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.16		0.14		0.14	0.13	0.14
Net realized and unrealized gain (loss)	(1.10)		1.85		0.68	(0.34)	0.38

Total from investment operations	(0.94)		1.99		0.82	(0.21)	0.52

Less distributions:
Dividends from net investment income	(0.18)		(0.16)		(0.14)	(0.13)	(0.14)
Distributions from net realized gains	(0.12)		—		—	(0.17)	(1.18)

Total dividends and distributions	(0.30)		(0.16)		(0.14)	(0.30)	(1.32)

Net asset value, end of year	$10.69		$11.93		$10.10	$9.42	$9.93

Total return	(7.97)%		19.71%		8.65%	(2.18)%	4.73%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$82,506		$82,083		$61,361	$51,847	$46,316
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.59	%(j)	0.58	%(j)	0.59%	0.60%	0.60%
Before waivers and reimbursements (f)	0.64%		0.66%		0.70%	0.73%	0.81%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.34%		1.29%		1.45%	1.29%	1.27%
Before waivers and reimbursements (f)(x)	1.29%		1.22%		1.35%	1.16%	1.06%
Portfolio turnover rate^	8%		8%		6%	16%	32%

	Year Ended December 31,
Class K	2018		2017		2016	2015	2014
Net asset value, beginning of year	$11.92		$10.09		$9.41	$9.92	$10.72

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.16		0.16		0.16	0.15	0.14
Net realized and unrealized gain (loss)	(1.07)		1.86		0.68	(0.34)	0.41

Total from investment operations	(0.91)		2.02		0.84	(0.19)	0.55

Less distributions:
Dividends from net investment income	(0.21)		(0.19)		(0.16)	(0.15)	(0.17)
Distributions from net realized gains	(0.12)		—		—	(0.17)	(1.18)

Total dividends and distributions	(0.33)		(0.19)		(0.16)	(0.32)	(1.35)

Net asset value, end of year	$10.68		$11.92		$10.09	$9.41	$9.92

Total return	(7.71)%		20.00%		8.93%	(1.94)%	4.99%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$13,597		$17,270		$14,100	$12,059	$11,331
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.34	%(j)	0.34	%(j)	0.34%	0.35%	0.35%
Before waivers and reimbursements (f)	0.39%		0.41%		0.45%	0.48%	0.56%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.35%		1.47%		1.65%	1.47%	1.28%
Before waivers and reimbursements (f)(x)	1.30%		1.40%		1.55%	1.34%	1.07%
Portfolio turnover rate^	8%		8%		6%	16%	32%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.10% for Class B and 0.85% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

TARGET 2055 ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/18

	1 Year	Since Incept.
Portfolio – Class B Shares*	(8.74)%	3.67%
Portfolio – Class K Shares*	(8.57)	3.92
S&P Target Date 2055 Index	(7.97)	4.19

* Date of inception 4/30/15. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned (8.74)% for the year ended December 31, 2018. This compares to the Portfolio’s benchmark, the S&P Target Date 2055 Index, which returned (7.97)% over the same period.

Portfolio Highlights

The Portfolio is managed to its specific year of planned retirement. It is a fund of funds, which currently invests in underlying portfolios invested in two asset classes: domestic equity securities (of any size) and international equity securities. The portfolios include both passive (indexed) and actively managed strategies.

In 2018, competing trade tariffs, rising interest rates and political uncertainty around the world created a challenging environment for all the securities markets, including the Portfolio’s holdings. A few comments:

•

Through late 2018, U.S. stocks experienced their worst losses in a decade, as pressure from high valuations and worries about slowing global growth contributed to risk aversion. In the final months of the year, U.S. stock indexes fell about 20% from mid-year highs with mid-cap and small-cap equities having the worst performance within the asset class. While performance was in the negative territory, allocation to large-cap growth portfolios was the best performing within domestic equities as growth continues to outperform value.

•

Non-U.S. developed-world stocks also provided equity losses. International stocks suffered from the same elevated volatility as their U.S. counterparts, amid concerns about slowing global growth and rising geopolitical uncertainty. A rising dollar also eroded international returns for U.S. dollar-based investors.

TARGET 2055 ALLOCATION PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2018
Equity	100.0%

Top Holdings (as a percentage of Total Investments in Securities) As of December 31, 2018
EQ/Equity 500 Index Portfolio	46.6%
EQ/International Equity Index Portfolio	15.6
EQ/MFS International Growth Portfolio	11.3
EQ/Small Company Index Portfolio	10.9
EQ/Emerging Markets Equity PLUS Portfolio	6.7
EQ/BlackRock Basic Value Equity Portfolio	4.9
Multimanager Aggressive Equity Portfolio	3.2
Multimanager Mid Cap Value Portfolio	0.4
Multimanager Mid Cap Growth Portfolio	0.4

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 - 12/31/18
Class B
Actual	$1,000.00	$900.60	$2.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.24	2.99
Class K
Actual	1,000.00	901.50	1.62
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.50	1.72

*  Expenses are equal to the Portfolio’s Class B and Class K shares annualized expense ratios of 0.59% and 0.34%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

TARGET 2055 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
Equity (99.9%)
EQ/BlackRock Basic Value Equity Portfolio‡	52,995	$1,076,307
EQ/Emerging Markets Equity PLUS Portfolio‡	172,265	1,483,931
EQ/Equity 500 Index Portfolio‡	254,546	10,276,128
EQ/International Equity Index Portfolio‡	414,151	3,434,263
EQ/MFS International Growth Portfolio‡	369,245	2,490,266
EQ/Small Company Index Portfolio‡	253,871	2,392,898
Multimanager Aggressive Equity Portfolio‡	12,907	706,166
Multimanager Mid Cap Growth Portfolio*‡	9,787	85,259

Multimanager Mid Cap Value Portfolio‡	7,419	99,417

Total Investments in Securities (99.9%) (Cost $23,559,653)		22,044,635
Other Assets Less Liabilities (0.1%)		27,941

Net Assets (100%)		$22,072,576

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2018, were as follows:

Security Description	Shares at December 31, 2018	Market Value December 31, 2017 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)		Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2018 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EQ/BlackRock Basic Value Equity Portfolio	52,995	845,911	565,958	(126,557)	1,500		(210,505)	1,076,307	21,845	97,057
EQ/Emerging Markets Equity PLUS Portfolio	172,265	1,113,180	657,392	(32,592)	2		(254,051)	1,483,931	25,381	8,349
EQ/Equity 500 Index Portfolio	254,546	7,681,758	4,045,729	(425,332)	50		(1,026,077)	10,276,128	186,581	242,032
EQ/International Equity Index Portfolio	414,151	2,505,377	1,649,222	(81,713)	(22)		(638,601)	3,434,263	102,560	—
EQ/MFS International Growth Portfolio	369,245	1,948,343	1,106,178	(49,492)	11		(514,774)	2,490,266	30,522	242,505
EQ/Small Company Index Portfolio	253,871	1,735,631	1,295,884	(54,228)	—	#	(584,389)	2,392,898	33,175	228,149
Multimanager Aggressive Equity Portfolio	12,907	466,576	403,019	(69,314)	1,089		(95,204)	706,166	2,870	75,017
Multimanager Mid Cap Growth Portfolio*	9,787	54,365	52,248	(2,414)	1		(18,941)	85,259	—	11,607
Multimanager Mid Cap Value Portfolio	7,419	94,415	30,358	(1,207)	1		(24,150)	99,417	1,132	8,907

Total		16,445,556	9,805,988	(842,849)	2,632		(3,366,692)	22,044,635	404,066	913,623

#	Amount represents less than $0.50.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2055 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2018:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$22,044,635	$—	$22,044,635

Total Assets	$—	$22,044,635	$—	$22,044,635

Total Liabilities	$—	$—	$—	$—

Total	$—	$22,044,635	$—	$22,044,635

The Portfolio held no derivatives contracts during the year ended December 31, 2018.

Investment security transactions for the year ended December 31, 2018 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$9,805,988
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$842,849

As of December 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$80,012
Aggregate gross unrealized depreciation	(1,653,442)

Net unrealized depreciation	$(1,573,430)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$23,618,065

See Notes to Financial Statements.

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TARGET 2055 ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $23,559,653)	$22,044,635
Cash	26,578
Receivable for Portfolio shares sold	74,477
Receivable from investment manager	4,443
Other assets	83

Total assets	22,150,216

LIABILITIES
Payable for securities purchased	20,360
Distribution fees payable – Class B	3,267
Payable for Portfolio shares redeemed	376
Trustees’ fees payable	4
Accrued expenses	53,633

Total liabilities	77,640

NET ASSETS	$22,072,576

Net assets were comprised of:
Paid in capital	$25,877,085
Total distributable earnings (loss)	(3,804,509)

Net assets	$22,072,576

Class B
Net asset value, offering and redemption price per share, $15,557,426 / 1,540,745 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.10

Class K
Net asset value, offering and redemption price per share, $6,515,150 / 645,191 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.10

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$404,066
Interest	441

Total income	404,507

EXPENSES
Custodian fees	58,700
Professional fees	39,405
Distribution fees – Class B	32,620
Administrative fees	32,501
Investment management fees	20,315
Printing and mailing expenses	12,190
Trustees’ fees	483
Miscellaneous	216

Gross expenses	196,430
Less: Waiver from investment manager	(52,816)
Reimbursement from investment manager	(43,380)

Net expenses	100,234

NET INVESTMENT INCOME (LOSS)	304,273

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gain (loss) from affiliates)	2,632
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	913,623

Net realized gain (loss)	916,255

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	(3,366,692)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,450,437)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,146,164)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2055 ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$304,273	$195,047
Net realized gain (loss)	916,255	279,930
Net change in unrealized appreciation (depreciation)	(3,366,692)	2,015,759

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,146,164)	2,490,736

Distributions to shareholders: (a)
Class B	(243,888)	(119,970)
Class K	(122,308)	(108,718)

Total distributions to shareholders	(366,196)	(228,688)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 802,545 and 499,940 shares, respectively ]	9,084,789	5,188,770
Capital shares issued in reinvestment of dividends and distributions [ 24,462 and 10,665 shares, respectively ]	243,888	119,970
Capital shares repurchased [ (115,832) and (85,576) shares, respectively ]	(1,323,800)	(881,791)

Total Class B transactions	8,004,877	4,426,949

Class K
Capital shares sold [ 21,993 and 46,974 shares, respectively ]	250,224	490,139
Capital shares issued in reinvestment of dividends and distributions [ 12,267 and 9,661 shares, respectively ]	122,308	108,718
Capital shares repurchased [ (20,773) and (10,932) shares, respectively ]	(237,317)	(116,320)

Total Class K transactions	135,215	482,537

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	8,140,092	4,909,486

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,627,732	7,171,534
NET ASSETS:
Beginning of year	16,444,844	9,273,310

End of year (b)	$22,072,576	$16,444,844

(a)  Prior year distributions to shareholders were made up of dividends from net investment income of $119,970 and $108,718 for Classes B and K, respectively. These amounts were reclassified to conform with the current year presentation.

(b)  Includes accumulated undistributed (overdistributed) net investment income of $1,494 as of December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See Notes to Financial Statements.

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TARGET 2055 ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,					May 1, 2015* to December 31, 2015
Class B	2018		2017		2016
Net asset value, beginning of period	$11.25		$9.36		$9.24	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.18		0.17		0.24	0.28
Net realized and unrealized gain (loss)	(1.16)		1.87		0.63 †	(0.90)

Total from investment operations	(0.98)		2.04		0.87	(0.62)

Less distributions:
Dividends from net investment income	(0.17)		(0.15)		(0.11)	(0.13)
Distributions from net realized gains	—		—		(0.64)	(0.01)

Total dividends and distributions	(0.17)		(0.15)		(0.75)	(0.14)

Net asset value, end of period	$10.10		$11.25		$9.36	$9.24

Total return (b)	(8.74)%		21.78%		9.46%	(6.19)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$15,557		$9,334		$3,787	$711
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.58	%(j)	0.57	%(j)	0.59%	0.60%
Before waivers and reimbursements (a)(f)	1.06%		1.41%		2.06%	0.86%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.57%		1.64%		2.57%	4.39	%(l)
Before waivers and reimbursements (a)(f)(x)	1.10%		0.79%		1.10%	4.13	%(l)
Portfolio turnover rate (z)^	4%		5%		33%	1%

	Year Ended December 31,					May 1, 2015* to December 31, 2015
Class K	2018		2017		2016
Net asset value, beginning of period	$11.26		$9.36		$9.24	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.16		0.15		0.07	0.14
Net realized and unrealized gain (loss)	(1.13)		1.92		0.82 †	(0.74)

Total from investment operations	(0.97)		2.07		0.89	(0.60)

Less distributions:
Dividends from net investment income	(0.19)		(0.17)		(0.13)	(0.15)
Distributions from net realized gains	—		—		(0.64)	(0.01)

Total dividends and distributions	(0.19)		(0.17)		(0.77)	(0.16)

Net asset value, end of period	$10.10		$11.26		$9.36	$9.24

Total return (b)	(8.57)%		22.17%		9.73%	(6.03)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,515		$7,111		$5,486	$28,262
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.33	%(j)	0.32	%(j)	0.34%	0.35%
Before waivers and reimbursements (a)(f)	0.80%		1.15%		1.26%	0.57%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.36%		1.45%		0.83%	2.17	%(l)
Before waivers and reimbursements (a)(f)(x)	0.89%		0.62%		(0.09)%	1.95	%(l)
Portfolio turnover rate (z)^	4%		5%		33%	1%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2055 ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
†

The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.10% for Class B and 0.85% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Note 1	Organization and Significant Accounting Policies

AXA Premier VIP Trust (the “Trust”) was organized as a Delaware statutory trust on October 2, 2001 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers eighteen diversified Portfolios (each, a “Portfolio” and together, the “Portfolios”). The investment adviser to each Portfolio is AXA Equitable Funds Management Group, LLC, (“FMG LLC” or the “Adviser”), a wholly-owned subsidiary of AXA Equitable Life Insurance Company (“AXA Equitable”).

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that may provide for general indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Trust and management expect the risk of loss to be remote.

The Portfolios are types of mutual funds often described as a “fund-of-funds.” Each of the AXA Conservative Allocation Portfolio, AXA Conservative-Plus Allocation Portfolio, AXA Moderate Allocation Portfolio, AXA Moderate-Plus Allocation Portfolio and AXA Aggressive Allocation Portfolio (each, an “AXA Allocation Portfolio” and together, the “AXA Allocation Portfolios”) and the Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio and Target 2055 Allocation Portfolio (each, a “Target Allocation Portfolio” and together, the “Target Allocation Portfolios”) pursues its investment objective by investing exclusively in other affiliated mutual funds within the EQ Advisors Trust (“EQAT”), a separate registered investment company managed by FMG LLC. Each of the CharterSM Conservative Portfolio, CharterSM Moderate Portfolio, CharterSM Moderate Growth Portfolio, CharterSM Growth Portfolio, CharterSM Aggressive Growth Portfolio, CharterSM Multi-Sector Bond Portfolio, CharterSM Small Cap Growth Portfolio and CharterSM Small Cap Value Portfolio (each, a “Charter Allocation Portfolio” and together, the “Charter Allocation Portfolios”) pursues its investment objective by investing in other affiliated mutual funds within EQAT and unaffiliated investment companies and exchange-traded funds (“ETFs”).

The Trust issues three classes of shares, Class A, Class B and Class K. The Class A and Class B shares are each subject to distribution fees imposed under distribution plans (“Distribution Plans”) adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust’s multiple class distribution system, each class of shares has identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the applicable Distribution Plan. The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by AXA Equitable, AXA Life and Annuity Company and other affiliated or unaffiliated insurance companies, and to the AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans.

The investment objectives of each Portfolio are as follows:

AXA Conservative Allocation Portfolio — Seeks to achieve a high level of current income.

AXA Conservative-Plus Allocation Portfolio — Seeks to achieve current income and growth of capital, with a greater emphasis on current income.

AXA Moderate Allocation Portfolio — Seeks to achieve long-term capital appreciation and current income.

AXA Moderate-Plus Allocation Portfolio — Seeks to achieve long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

AXA Aggressive Allocation Portfolio — Seeks to achieve long-term capital appreciation.

CharterSM Conservative Portfolio — Seeks a high level of current income.

CharterSM Moderate Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on current income.

CharterSM Moderate Growth Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on current income.

CharterSM Growth Portfolio — Seeks long-term capital appreciation and current income.

CharterSM Aggressive Growth Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

CharterSM Multi-Sector Bond Portfolio — Seeks to achieve high total return through a combination of current income and capital appreciation.

CharterSM Small Cap Growth Portfolio — Seeks to achieve long-term growth of capital.

CharterSM Small Cap Value Portfolio — Seeks to achieve long-term growth of capital.

Target 2015 Allocation Portfolio — Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.

Target 2025 Allocation Portfolio — Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.

Target 2035 Allocation Portfolio — Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.

Target 2045 Allocation Portfolio — Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.

Target 2055 Allocation Portfolio — Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.

The following is a summary of the significant accounting policies of the Trust:

The preparation of financial statements in accordance with United States of America generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The Portfolios are investment companies and, accordingly, follow the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. GAAP.

The Securities Exchange Commission (“SEC”) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Portfolios’ financial statements for the year ended December 31, 2018. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements under U.S. GAAP. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. An entity is permitted to early adopt any eliminated or modified disclosures upon issuance of this ASU and delay adoption of the new disclosures until their effective date. As such, the Portfolios have early adopted the eliminated and modified disclosures, as permitted by this ASU.

Valuation:

Equity securities (including securities issued by ETFs) listed on national securities exchanges are generally valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are generally valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Investments in shares of open-end investment companies (other than ETFs) held by a Portfolio are generally valued at the net asset value (“NAV”) of the shares of such underlying funds as described in the underlying funds’ prospectuses.

If market quotations are not readily available for a security or other financial instrument, such security and instrument shall be referred to the Trust’s Valuation Committee (“Committee”), which will value the asset in good faith pursuant to procedures (“Pricing Procedures”) adopted by the Board of Trustees of the Trust (the “Board” or “Trustees”).

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Portfolios. The Board has delegated the responsibility of calculating the NAVs of each of the Trust’s Portfolios and classes pursuant to these Pricing Procedures to the Trust’s administrator, FMG LLC (in its capacity as administrator, the “Administrator”). The Administrator has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. (the “Sub-Administrator”), which assists in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from FMG LLC.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of the Trust’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 - quoted prices in active markets for identical assets
•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2018, is included in the Portfolio of Investments for each Portfolio. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level.

Transfers into and transfers out of Level 3 are included in the Level 3 reconciliation following the Portfolio of Investments for each Portfolio, if any. Transfers between levels may be due to a decline, or an increase, in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available observable market inputs to determine price.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement.

The Committee has the ability to meet and review reports based on the valuation techniques used to value Level 3 securities. As part of a review, the Committee would consider obtaining updates from its pricing vendors for fair valued securities. For example, with respect to model driven prices, the Committee could receive reports regarding a review and recalculation of pricing models and related discounts. For those securities which are valued based on broker quotes, the Committee may evaluate variances between existing broker quotes and any alternative broker quotes or other pricing source.

To substantiate unobservable inputs used in a fair valuation, the Secretary of the Committee can perform an independent verification as well as additional research for fair value notifications received from the pricing agents. Among other factors, particular areas of focus may include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements, any available trade data or other information. The Committee also notes the materiality of holdings and price changes on a Portfolio’s NAV.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

Pursuant to procedures approved by the Board, events or circumstances affecting the values of Portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the Trust’s calculation of a NAV for each applicable Portfolio when the Committee deems that the particular event or circumstance would materially affect such Portfolio’s NAV. At December 31, 2018, none of the Portfolios applied these procedures.

Security Transactions and Investment Income:

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income (net of withholding taxes) and distributions to shareholders are recorded on the ex-dividend date. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) and interest expense are accrued daily.

The Portfolios record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Those classified as short-term gain distributions are reflected as such for book but as ordinary income for tax. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolios adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

Realized gains and losses on the sale of investments are computed on the basis of the specific identified cost of the investments sold.

Allocation of Expenses and Income:

Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio or other appropriate allocation methods.

All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Market and Credit Risk:

Because the Portfolios invest in affiliated mutual funds, unaffiliated investment companies or ETFs, the Portfolios indirectly pay a portion of the expenses incurred by the underlying funds and ETFs. As a result, the cost of investing in the Portfolios may be higher than the cost of investing in a Portfolio that invests directly in individual securities and financial instruments. The Portfolios are also subject to certain risks related to the underlying funds’ and ETFs’ investments in securities and financial instruments (such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities) and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the underlying fund or ETF to meet its investment objective. With respect to the Portfolio’s investments in ETFs, there is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investments in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular underlying fund or ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the underlying fund or ETF, which will vary.

Taxes:

Each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies (“RICs”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal, state and local income tax provisions are required.

The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Portfolios’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2018, the Portfolios did not incur any interest or penalties. Each of the tax years in the four-year period ended December 31, 2018 remains subject to examination by the Internal Revenue Service, state and local taxing authorities.

Dividends from net investment income, if any, are declared and distributed at least annually for all Portfolios. Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of a Portfolio to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

related Portfolios. All distributions are calculated on a tax basis and, as such, the amounts may differ from financial statement investment income and realized gains. Those differences which are significant to the Portfolios are primarily due to capital loss carryforwards (Charter Multi-Sector Bond and Target 2055 Allocation), partnership basis adjustments (Charter Aggressive Growth), and realized gain/loss for conversion transaction (AXA Aggressive Allocation and AXA Moderate-Plus Allocation). In addition, short-term capital gains and foreign currency gains are treated as capital gains for U.S. GAAP purposes but are considered ordinary income for tax purposes. Capital and net specified losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of a Portfolio’s next taxable year. The tax character of distributions for the years ended December 31, 2018 and December 31, 2017 and the tax composition of undistributed ordinary income and undistributed long term gains at December 31, 2018 are presented in the following table:

	Year Ended December 31, 2018		As of December 31, 2018		Year Ended December 31, 2017
Portfolios:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains
AXA Conservative Allocation	$16,954,911	$25,711,509	$7,530	$14,663,312	$13,838,692	$29,759,889
AXA Conservative-Plus Allocation	19,963,265	50,984,319	6,178	32,422,109	16,689,239	43,845,074
AXA Moderate Allocation	125,234,264	287,641,625	195,841	231,668,648	101,358,615	264,820,635
AXA Moderate-Plus Allocation	156,153,118	429,755,609	59,850	394,902,493	135,648,024	403,775,939
AXA Aggressive Allocation	58,108,048	184,107,625	29,366	187,623,271	54,552,190	110,652,014
CharterSM Conservative	651,385	261,539	88,958	367,729	515,659	132,767
CharterSM Moderate	675,847	420,559	71,230	651,565	540,085	195,457
CharterSM Moderate Growth	527,912	381,983	49,715	688,185	337,272	219,962
CharterSM Growth	262,993	255,044	23,327	442,816	175,805	236,882
CharterSM Aggressive Growth	120,994	139,314	9,295	242,298	92,484	82,309
CharterSM Multi-Sector Bond	4,077,473	—	—	—	3,146,566	—
CharterSM Small Cap Growth	4,092,357	7,292,091	—	10,428,927	2,549,673	1,956,741
CharterSM Small Cap Value	2,601,480	1,928,185	—	4,693,164	2,423,719	—
Target 2015 Allocation	928,437	3,404,704	—	932,735	880,522	1,491,904
Target 2025 Allocation	2,972,733	3,342,028	116	3,428,849	2,518,214	1,999
Target 2035 Allocation	2,330,822	1,395,083	270	3,225,077	1,816,262	1,340
Target 2045 Allocation	1,662,067	967,121	35,779	2,810,637	1,354,089	1,425
Target 2055 Allocation	366,196	—	—	—	228,688	—

There were no Returns of Capital for 2017 or 2018.

Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications to undistributed (over distributed) net investment income (loss), accumulated net realized gain (loss) and paid-in-capital at December 31, 2018 as follows:

Portfolios:	Undistributed Net Investment Income (Loss) (a)	Accumulated Net Realized Gain (Loss) (a)	Paid In Capital
AXA Conservative Allocation	$1,538,925	$(1,538,926)	$1
AXA Conservative-Plus Allocation	3,649,983	(3,649,983)	—
AXA Moderate Allocation	28,827,337	(28,827,337)	—
AXA Moderate-Plus Allocation	49,129,233	(49,129,233)	—
AXA Aggressive Allocation	20,276,736	(20,276,736)	—
CharterSM Conservative	36,949	(36,761)	(188)
CharterSM Moderate	62,674	(61,933)	(741)
CharterSM Moderate Growth	70,946	(70,306)	(640)
CharterSM Growth	45,264	(45,266)	2
CharterSM Aggressive Growth	27,465	(30,840)	3,375
CharterSM Multi-Sector Bond	84,902	3,589	(88,491)
CharterSM Small Cap Growth	4,140,075	(4,140,075)	—

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

Portfolios:	Undistributed Net Investment Income (Loss) (a)	Accumulated Net Realized Gain (Loss) (a)	Paid In Capital
CharterSM Small Cap Value	$1,427,024	$(1,409,627)	$(17,397)
Target 2015 Allocation	63,345	(63,345)	—
Target 2025 Allocation	268,747	(268,747)	—
Target 2035 Allocation	226,645	(226,645)	—
Target 2045 Allocation	195,539	(195,539)	—
Target 2055 Allocation	61,923	(55,193)	(6,730)

(a)	These components of net assets are included in Total Distributable Earnings (Loss) in the Statement of Assets and Liabilities.

The significant permanent book to tax differences related to the adjustments above are related to short term capital gain distributions received from fund of funds investments (AXA Aggressive Allocation, AXA Moderate-Plus Allocation, Charter Aggressive Growth, Charter Small Cap Growth, and Charter Small Cap Value).

Net capital and net specified gains/losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2018, the following Portfolios deferred to January 1, 2019 post-October losses of:

Portfolios:	Specified Loss	Short-Term Capital Loss (gain)	Long-Term Capital Loss (gain)
AXA Conservative Allocation	$—	$—	$—
AXA Conservative-Plus Allocation	—	13,120	—
AXA Moderate Allocation	—	—	—
AXA Moderate-Plus Allocation	—	266,142	—
AXA Aggressive Allocation	—	219,053	—
CharterSM Conservative	—	138	—
CharterSM Moderate	—	2,474	—
CharterSM Moderate Growth	—	—	—
CharterSM Growth	—	817	—
CharterSM Aggressive Growth	—	—	—
CharterSM Multi-Sector Bond	—	(12)	10,115
CharterSM Small Cap Growth	—	—	—
CharterSM Small Cap Value	—	—	—
Target 2015 Allocation	—	2,516	—
Target 2025 Allocation	—	—	—
Target 2035 Allocation	—	—	—
Target 2045 Allocation	—	—	—
Target 2055 Allocation	—	—	—

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC Mod Act”), net capital losses recognized by the Portfolios may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Net capital losses that will be carried forward, if any, are presented in the table below.

The following Portfolios utilized net capital loss carryforwards during 2018 and/or have losses incurred that will be carried forward under the provisions of the RIC Mod Act are as follows:

	Utilized		Losses carried forward
Portfolios:	Short Term	Long Term	Short Term	Long Term
CharterSM Multi-Sector Bond	$73,866	$—	$548,959	$608,121
Target 2055 Allocation	857,613	—	2,231,079	—

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

Note 2	Management of the Trust

The Trust, on behalf of each Portfolio, has entered into an investment management agreement (the “Management Agreement”) with FMG LLC. The Management Agreement for the Portfolios obligates the Adviser to, among other things: (i) provide investment management and advisory services; (ii) render investment advice concerning the underlying funds and ETFs in which to invest and the appropriate allocations for each of the Portfolios; (iii) implement and monitor the investment programs and results; (iv) apprise the Trustees/Trust of developments materially affecting the Portfolios; (v) oversee each Portfolio’s compliance with investment objectives and policies as well as the Trust’s compliance with various federal and state statutes; and (vi) carry out the directives of the Board. For the year ended December 31, 2018, for its services under the Management Agreement, the Adviser was entitled to receive an annual fee as a percentage of average daily net assets, for each of the following Portfolios, calculated daily and payable monthly as follows:

Portfolios:	Management Fee
CharterSM Conservative	0.150% of average daily net assets
CharterSM Moderate	0.150% of average daily net assets
CharterSM Moderate Growth	0.150% of average daily net assets
CharterSM Growth	0.150% of average daily net assets
CharterSM Aggressive Growth	0.150% of average daily net assets
CharterSM Multi-Sector Bond	0.150% of average daily net assets
CharterSM Small Cap Growth	0.150% of average daily net assets
CharterSM Small Cap Value	0.150% of average daily net assets
Target 2015 Allocation	0.100% of average daily net assets
Target 2025 Allocation	0.100% of average daily net assets
Target 2035 Allocation	0.100% of average daily net assets
Target 2045 Allocation	0.100% of average daily net assets
Target 2055 Allocation	0.100% of average daily net assets

	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $4 Billion	Next $3 Billion	Thereafter
AXA Conservative Allocation	0.1000%	0.0925%	0.0900%	0.0875%
AXA Conservative-Plus Allocation	0.1000	0.0925	0.0900	0.0875
AXA Moderate Allocation	0.1000	0.0925	0.0900	0.0875
AXA Moderate-Plus Allocation	0.1000	0.0925	0.0900	0.0875
AXA Aggressive Allocation	0.1000	0.0925	0.0900	0.0875

Note 3	Administrative Fees

Pursuant to an administrative agreement (“Mutual Funds Service Agreement”), the Administrator provides the Trust with necessary administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. FMG LLC may carry out its responsibilities either directly or through sub-contracting with third party providers. For these services, each AXA Allocation Portfolio, Target Allocation Portfolio and Charter Allocation Portfolio pays FMG LLC, as Administrator, its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500 per Portfolio.

For purposes of calculating the asset-based administration fee, the assets of the AXA Allocation Portfolios, Target Allocation Portfolios and Charter Allocation Portfolios are aggregated with certain portfolios of the EQAT Trust, which are also managed by FMG LLC.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

Effective October 1, 2018, the asset-based administration fee is equal to an annual rate of 0.140% of the first $60 billion of the aggregate average daily net assets of the Charter Allocation Portfolios, AXA Allocation Portfolios, Target Allocation Portfolios and certain portfolios of the EQAT Trust; 0.110% on the next $20 billion; 0.0875% on the next $20 billion and 0.0800% thereafter.

Prior to October 1, 2018, the asset-based administrative fee was equal to an annual rate of 0.150% of the first $35 billion of the aggregate average daily net assets of the Charter Allocation Portfolios, AXA Allocation Portfolios, Target Allocation Portfolios and certain portfolios of the EQAT Trust; 0.110% on the next $10 billion; and 0.090% thereafter.

Pursuant to a sub-administration arrangement with FMG LLC, the Sub-Administrator assists the administrator in providing the Trust with certain administrative services, including monitoring of portfolio compliance and portfolio accounting support services, subject to the supervision of FMG LLC.

Note 4	Custody Fees

The Trust has entered into a Custody Agreement with JPMorgan Chase Bank, N.A. (in this capacity, the “Custodian”). The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. The Custodian serves as custodian of the Trust’s Portfolio securities and other assets. Under the terms of the Custody Agreement between the Trust and the Custodian, the Custodian maintains and deposits in each Portfolio’s account, cash, securities and other assets of the Portfolios. The Custodian is also required, upon the order of the Trust, to deliver securities held by the Custodian, and to make payments for securities purchased by the Trust. The Custodian has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which Portfolio securities purchased outside the United States are maintained in the custody of these entities. At year end, certain of the Portfolios maintained a significant cash balance with the Custodian or its affiliates. These balances are presented as cash on each Portfolio’s Statement of Assets and Liabilities.

Note 5	Distribution Plans

The Trust, on behalf of each Portfolio, has entered into distribution agreements with AXA Distributors, LLC (“AXA Distributors” or the “Distributor”), an indirect wholly-owned subsidiary of AXA Equitable and an affiliate of FMG LLC, pursuant to which the Distributor serves as the principal underwriter of the Class A, Class B and Class K shares of the Trust. The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to each of the Class A and Class B shares of the Trust (“Distribution Plans”). The Distribution Plans provide that the Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.25% of the average daily net assets attributable to each of the Trust’s Class A and Class B shares for which it provides service.

Note 6	Expense Limitation

In the interest of limiting through April 30, 2019 (unless the Board consents to an earlier revision or termination of this arrangement) the expenses of certain Portfolios, FMG LLC has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolios so that the annual operating expenses as a percentage of daily net assets for each Portfolio, inclusive of fees and expenses of other investment companies in which a Portfolio invests (but exclusive of interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business), do not exceed the following annualized rates:

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

	Maximum Annual Operating Expense Limit
Portfolios:	Class K	Class A+	Class B+
AXA Conservative Allocation*	0.75%	1.00%	1.00%
AXA Conservative-Plus Allocation*	0.85	1.10	1.10
AXA Moderate Allocation*	0.90	1.15	1.15
AXA Moderate-Plus Allocation*	0.95	1.20	1.20
AXA Aggressive Allocation*	1.00	1.25	1.25
CharterSM Conservative*	N/A	N/A	1.25
CharterSM Moderate*	N/A	N/A	1.25
CharterSM Moderate Growth*	N/A	N/A	1.35
CharterSM Growth*	N/A	N/A	1.40
CharterSM Aggressive Growth*	N/A	N/A	1.45
CharterSM Multi-Sector Bond*	0.85	1.10	1.10
CharterSM Small Cap Growth*	1.20	1.45	1.45
CharterSM Small Cap Value*	1.20	1.45	1.45
Target 2015 Allocation*	0.85	1.10	1.10
Target 2025 Allocation*	0.85	1.10	1.10
Target 2035 Allocation*	0.85	N/A	1.10
Target 2045 Allocation*	0.85	N/A	1.10
Target 2055 Allocation*	0.85	N/A	1.10

+	Includes amounts payable pursuant to Rule 12b-1.
*	Includes fees and expenses of underlying investment companies and any exchange-traded funds in which the Portfolio invests.
N/A	The shares of the Portfolio class are not currently offered for sale.

FMG LLC first waives its management fees, then waives its administration fees, and then reimburses a Portfolio’s expenses out of its own resources. FMG LLC may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded, provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits mentioned above for the respective period. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio’s total annual expense ratio is less than the respective percentages stated above for the respective period; and (ii) the payment of such reimbursement has been approved by the Board. Any reimbursement, called recoupment fees on the Statement of Operations, will be based on the earliest fees waived or assumed by FMG LLC.

During the year ended December 31, 2018, the following Portfolio incurred recoupment fees:

Portfolio:	Recoupment Fees
AXA Conservative-Plus Allocation	$131,494

$131,494

Recoupments in excess of waivers during the period would be presented as Recoupment Fees in the Statement of Operations. At December 31, 2018, under the Expense Limitation Agreement, the amount that would be recoverable from each Portfolio is as follows:

Portfolios:	2019	2020	2021	Total Eligible For Recoupment
AXA Conservative Allocation	$862,082	$742,021	$582,315	$2,186,418
AXA Conservative-Plus Allocation	10,979	34,381	—	45,360

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

Portfolios:	2019	2020	2021	Total Eligible For Recoupment
CharterSM Conservative	$201,250	$194,144	$196,181	$591,575
CharterSM Moderate	195,749	218,397	216,433	630,579
CharterSM Moderate Growth	196,206	194,355	201,168	591,729
CharterSM Growth	199,830	205,443	207,523	612,796
CharterSM Aggressive Growth	208,837	209,172	222,937	640,946
CharterSM Multi-Sector Bond	162,677	148,023	152,328	463,028
CharterSM Small Cap Growth	130,166	73,443	93,955	297,564
CharterSM Small Cap Value	117,830	42,876	43,830	204,536
Target 2015 Allocation	—	74,592	110,428	185,020
Target 2025 Allocation	—	34,118	31,136	65,254
Target 2035 Allocation	—	32,508	26,227	58,735
Target 2045 Allocation	—	42,811	46,513	89,324
Target 2055 Allocation	—	76,653	96,196	172,849

Note 7	Trustees Deferred Compensation Plan

At a special meeting held on March 28, 2017, shareholders of the Trust approved a proposal to elect the ten individuals serving as the Board of Trustees of EQAT and 1290 Funds, each separate registered investment companies managed by FMG LLC, to the Board of the Trust effective April 27, 2017 (the “Effective Date”). The five former Trustees of the Trust who were not “interested persons” of the Trust, as defined in the 1940 Act (the “Former Trustees”), did not stand for re-election. Upon the Effective Date, the Former Trustees were deemed to have retired, as defined in the Plan.

Prior to the Effective Date, a deferred compensation plan (the “Plan”) for the benefit of the Former Trustees was adopted by the Trust. Under the Plan, each Former Trustee had the option to defer payment of such fees until their retirement as a Trustee or until the attainment of a specified age, whichever comes first. Fees deferred under the Plan, together with accrued earnings thereon, will be disbursed to a participating Former Trustee in one lump sum or in installments over a five- to twenty-year period as elected by such Former Trustee. At December 31, 2018, the total amount deferred by the Former Trustees participating in the Plan was $495,869.

Note 8	Percentage of Ownership by Affiliates

At December 31, 2018, AXA Equitable held investments in each of the Portfolios as follows:

Portfolio:	Percentage of Ownership
Target 2055 Allocation	27%

Shares of affiliated underlying investment companies may be held by the Portfolios. The following tables represent the percentage of ownership that each Portfolio has in each respective affiliated underlying investment company’s net assets as of December 31, 2018.

Portfolios:	AXA Conservative Allocation	AXA Conservative- Plus Allocation	AXA Moderate Allocation	AXA Moderate- Plus Allocation	AXA Aggressive Allocation
1290 VT DoubleLine Opportunistic Bond	8.42%	7.52%	37.52%	26.05%	4.13%
1290 VT Equity Income	1.24	2.53	17.42	29.76	13.03

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December 31, 2018

Portfolios:	AXA Conservative Allocation	AXA Conservative- Plus Allocation	AXA Moderate Allocation	AXA Moderate- Plus Allocation	AXA Aggressive Allocation
1290 VT GAMCO Small Company Value	0.21%	0.43%	3.50%	5.74%	2.59%
1290 VT High Yield Bond	6.98	5.58	28.16	16.51	1.96
1290 VT Micro Cap	0.78	2.60	18.48	39.87	18.06
1290 VT Small Cap Value	—	2.86	18.89	30.73	10.74
AXA Global Equity Managed Volatility	0.26	0.93	9.04	13.74	6.72
AXA International Core Managed Volatility	0.30	0.76	7.93	12.51	5.23
AXA International Value Managed Volatility	0.27	0.85	6.62	10.83	6.33
AXA Large Cap Core Managed Volatility	0.75	1.36	8.83	15.63	7.73
AXA Large Cap Growth Managed Volatility	0.29	0.61	3.69	5.91	2.58
AXA Large Cap Value Managed Volatility	0.16	0.47	3.07	6.16	3.55
AXA/AB Small Cap Growth	0.19	0.85	9.99	16.47	5.49
AXA/Franklin Small Cap Value Managed Volatility	—	1.36	11.58	24.63	11.92
AXA/Loomis Sayles Growth	1.07	1.28	11.14	17.24	10.56
AXA/Morgan Stanley Small Cap Growth	1.03	1.84	16.16	38.93	18.22
ATM International Managed Volatility	1.22	3.47	29.67	45.32	20.32
ATM Large Cap Managed Volatility	2.07	4.17	26.44	43.75	23.57
ATM Mid Cap Managed Volatility	5.13	8.29	26.82	38.08	21.68
ATM Small Cap Managed Volatility	0.48	3.44	24.40	50.96	20.71
EQ/BlackRock Basic Value Equity	0.77	1.06	7.22	13.01	6.18
EQ/Core Bond Index	3.22	2.72	13.24	9.05	1.09
EQ/Global Bond PLUS	8.70	7.00	34.50	4.18	—
EQ/Intermediate Government Bond	4.14	3.45	16.79	12.55	1.44
EQ/International Equity Index	0.06	0.12	1.41	4.06	3.42
EQ/JPMorgan Value Opportunities	1.63	2.79	17.41	23.65	8.25
EQ/Large Cap Growth Index	0.11	0.15	0.92	1.44	1.17
EQ/MFS International Growth	0.79	2.36	22.89	31.18	14.85
EQ/PIMCO Ultra Short Bond	9.18	8.02	39.21	26.47	2.58
EQ/Quality Bond PLUS	2.14	1.89	9.22	7.16	0.76
EQ/T. Rowe Price Growth Stock	0.35	0.41	2.18	4.47	1.31
Multimanager Core Bond	5.76	5.05	25.24	18.47	2.42
Multimanager Mid Cap Growth	1.93	2.52	7.84	10.31	4.25
Multimanager Mid Cap Value	1.21	2.21	15.83	12.14	4.04

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

Portfolios:	CharterSM Conservative	CharterSM Moderate		CharterSM Moderate Growth		CharterSM Growth		CharterSM Aggressive Growth		CharterSM Multi- Sector Bond	CharterSM Small Cap Growth	CharterSM Small Cap Value
1290 VT Energy	0.91%	2.32%		3.55%		4.08%		2.91%		—%	—%	—%
1290 VT Low Volatility Global Equity	1.53	2.91		3.16		2.05		1.12		—	—	—
1290 VT Convertible Securities	12.27	10.16		7.12		2.92		0.97		—	—	—
1290 VT DoubleLine Opportunistic Bond	—	—		—		—		—		4.02	—	—
1290 VT GAMCO Mergers & Acquisitions	0.20	0.25		0.29		0.11		0.03		—	—	—
1290 VT GAMCO Small Company Value	0.01	0.02		0.02		0.01		0.01		—	—	1.74
1290 VT High Yield Bond	0.78	0.61		0.38		0.13		0.02		9.59	—	—
1290 VT Micro Cap	0.08	0.18		0.20		0.13		0.07		—	19.29	—
1290 VT Natural Resources	0.28	0.72		0.94		1.05		0.78		—	—	—
1290 VT Real Estate	0.40	1.05		1.37		1.36		0.94		—	—	—
1290 VT Small Cap Value	—	—		—		—		—		—	—	35.54
1290 VT SmartBeta Equity	0.72	1.26		1.56		1.01		0.56		—	—	—
AXA/AB Small Cap Growth	0.02	0.03		0.04		0.02		0.01		—	—	—
AXA/ClearBridge Large Cap Growth	0.10	0.18		0.20		0.12		0.07		—	—	—
AXA/Janus Enterprise	0.05	0.10		0.11		0.07		0.04		—	—	—
AXA/Morgan Stanley Small Cap Growth	—	—		—		—		—		—	23.78	—
EQ/BlackRock Basic Value Equity	0.02	0.04		0.04		0.03		0.01		—	—	—
EQ/Capital Guardian Research	0.18	0.32		0.35		0.23		0.12		—	—	—
EQ/Core Bond Index	—	—	#	—	#	—	#	—		1.10	—	—
EQ/Emerging Markets Equity PLUS	0.59	1.09		1.18		0.78		0.43		—	—	—
EQ/Global Bond PLUS	0.90	0.70		0.43		0.14		0.03		—	—	—
EQ/Intermediate Government Bond	0.03	0.02		0.01		—	#	—	#	—	—	—

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

Portfolios:	CharterSM Conservative	CharterSM Moderate	CharterSM Moderate Growth	CharterSM Growth	CharterSM Aggressive Growth	CharterSM Multi- Sector Bond	CharterSM Small Cap Growth	CharterSM Small Cap Value
EQ/International Equity Index	0.05%	0.09%	0.11%	0.07%	0.04%	—%	—%	—%
EQ/Invesco Comstock	0.14	0.28	0.30	0.19	0.11	—	—	—
EQ/MFS International Growth	0.04	0.07	0.08	0.05	0.03	—	—	—
EQ/PIMCO Global Real Return	2.20	1.68	1.05	0.35	0.07	10.18	—	—
EQ/PIMCO Ultra Short Bond	0.17	0.13	0.09	0.03	0.01	—	—	—
EQ/Quality Bond PLUS	—	—	—	—	—	2.69	—	—
EQ/T. Rowe Price Growth Stock	0.02	0.04	0.05	0.03	0.02	—	—	—
Multimanager Core Bond	0.34	0.26	0.16	0.05	0.01	—	—	—
Multimanager Mid Cap Value	0.31	0.56	0.62	0.39	0.22	—	—	—

#	Percentage of ownership is less than 0.005%.

Portfolios:	Target 2015 Allocation	Target 2025 Allocation	Target 2035 Allocation	Target 2045 Allocation	Target 2055 Allocation
1290 VT High Yield Bond	1.81%	4.41%	2.26%	1.21%	—%
EQ/BlackRock Basic Value Equity	0.07	0.25	0.21	0.20	0.07
EQ/Core Bond Index	0.13	0.26	0.13	0.05	—
EQ/Emerging Markets Equity PLUS	2.70	13.40	12.53	10.87	2.72
EQ/Equity 500 Index	0.17	0.89	0.97	0.84	0.20
EQ/Global Bond PLUS	1.39	2.90	1.49	0.57	—
EQ/International Equity Index	0.26	1.15	1.10	0.98	0.23
EQ/MFS International Growth	0.09	0.62	0.68	0.58	0.20
EQ/PIMCO Ultra Short Bond	0.23	0.46	0.23	0.10	—
EQ/Quality Bond PLUS	0.31	0.61	0.32	0.13	—
EQ/Small Company Index	0.12	0.91	0.96	0.80	0.24
Multimanager Aggressive Equity	0.05	0.21	0.14	0.11	0.07
Multimanager Mid Cap Growth	0.39	0.83	0.58	0.44	0.05
Multimanager Mid Cap Value	0.50	1.28	0.63	0.59	0.06

Note 9	Substitution, Reorganization and In-Kind Transaction

The following transaction occurred during 2017:

After the close of business on May 19, 2017, CharterSM Moderate Portfolio acquired the net assets of the CharterSM International Moderate Portfolio, a series of the Trust, pursuant to an Agreement and Plan of Reorganization and Termination as approved by contract holders on March 28, 2017. For U.S. GAAP purposes, this transaction was treated as a merger. The purpose of this merger was to combine funds managed by FMG LLC with comparable investment objectives. The reorganization was accomplished by a taxable exchange resulting in the CharterSM Moderate Portfolio issuing 831,598 Class B shares (valued at $8,545,655) in exchange for 877,366 Class B shares of the CharterSM International Moderate Portfolio. Money market investments held by CharterSM International Moderate Portfolio, with a value of $7,930,350 at

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

May 19, 2017, were the principal assets acquired by CharterSM Moderate Portfolio. For U.S. GAAP purposes, assets received and shares issued by CharterSM Moderate Portfolio were recorded at fair value. CharterSM International Moderate Portfolio’s net assets at the merger date of $8,545,655 were combined with those of CharterSM Moderate Portfolio. Prior to the acquisition described above, the net assets of the CharterSM Moderate Portfolio totaled $25,821,636. Immediately after the combination, the net assets of the CharterSM Moderate Portfolio totaled $34,367,291.

Note 10	Subsequent Events

The Adviser evaluated subsequent events from December 31, 2018, the date of these financial statements, through the date these financial statements were issued. There were no subsequent events to disclose.

Note 11	Pending Legal Proceedings

In November 2010, the Trust and EQ Advisors Trust, and several of their respective portfolios (the “Named Portfolios”), were named as defendants and putative members of the proposed defendant class of shareholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to the Trust and EQ Advisors Trust, and the Named Portfolios, as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s suit (“Committee Suit”) has been consolidated with a number of related lawsuits filed by Tribune noteholders (“Noteholders”) and retiree participants in certain Tribune-defined compensation plans (“Retirees”) around the United States into a single multi-district litigation proceeding now pending in the United States District Court for the Southern District of New York (In re: Tribune Company Fraudulent Conveyance Litigation).

The lawsuits do not allege any misconduct by the Trust, EQ Advisors Trust or the Named Portfolios. Certain of the Plaintiffs’ claims have been dismissed and in March 2016 the United States Court of Appeals for the Second Circuit (the “Second Circuit”) affirmed the dismissal of those claims. In September 2016, Plaintiffs filed a petition for a writ of certiorari with the United States Supreme Court. On May 15, 2018, the Second Circuit reclaimed jurisdiction over the Noteholder and Retiree Suits from the U.S. Supreme Court in anticipation of further review by the Second Circuit in light of the U.S. Supreme Court’s February 2018 ruling in another case, Merit Management Group, LP v FTI Consulting, Inc. (the “Merit Management” case).

Meanwhile, the Tribune bankruptcy estate is still pursuing its intentional fraudulent transfer claim in the Committee Suit. In May 2014, defendants in the Committee Suit filed a motion to dismiss for failure to state a claim on the grounds that plaintiff failed to plead the intentional fraudulent transfer claim with specificity. In January 2017, the United States District Court for the Southern District of New York dismissed the intentional fraudulent transfer claim against Tribune’s former shareholders, such as the Named Portfolios, who sold their shares as part of the public tender offers. No appeal has been taken from that decision, because the Court has not yet certified that decision for immediate appeal to the Second Circuit.

In March 2018, the plaintiff sought leave to amend its complaint in the Committee Suit to add a claim for constructive fraudulent transfer under federal law in light of the U.S. Supreme Court’s ruling in the Merit Management case. That request is now stayed pending further rulings from the Second Circuit on the constructive fraudulent transfer claims under state law being asserted in the Noteholder and Retiree Suits. The Trust cannot predict the outcome of these

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NOTES TO FINANCIAL STATEMENTS (Concluded)

December 31, 2018

lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Named Portfolios, the payment of such judgments or settlements could have an adverse effect on each Named Portfolio’s net asset value. However, no liability for litigation relating to this matter has been accrued in the financial statements of the Named Portfolios, as the Adviser believes a loss is not probable. As a result of business combinations, the Named Portfolios which were formerly part of the Trust were acquired by portfolios of EQ Advisors Trust and are therefore not presented in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AXA Premier VIP Trust and Shareholders of each of the eighteen funds listed below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AXA Conservative Allocation Portfolio, AXA Conservative-Plus Allocation Portfolio, AXA Moderate Allocation Portfolio, AXA Moderate-Plus Allocation Portfolio, AXA Aggressive Allocation Portfolio, CharterSM Conservative Portfolio, CharterSM Moderate Portfolio, CharterSM Moderate Growth Portfolio, CharterSM Growth Portfolio, CharterSM Aggressive Growth Portfolio, CharterSM Multi-Sector Bond Portfolio, CharterSM Small Cap Growth Portfolio, CharterSM Small Cap Value Portfolio, Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio and Target 2055 Allocation Portfolio (constituting AXA Premier VIP Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2019

We have served as the auditor of one or more investment companies in the AXA FMG LLC — advised mutual fund complex since 1997.

AXA PREMIER VIP TRUST

DISCLOSURE REGARDING INVESTMENT MANAGEMENT AGREEMENT APPROVAL

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2018 (UNAUDITED)

At an in-person meeting held on August 22, 2018, the Board of Trustees (the “Board”) of AXA Premier VIP Trust (the “Trust”), including those Trustees who are not parties to any Current Agreement or New Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved a new Investment Management Agreement (the “New Agreement”) between the Trust and AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) with respect to the Portfolios listed below:

AXA Aggressive Allocation Portfolio

AXA Conservative Allocation Portfolio

AXA Conservative-Plus Allocation Portfolio

AXA Moderate Allocation Portfolio

AXA Moderate-Plus Allocation Portfolio

(collectively, the “AXA Allocation Portfolios”)

Target 2015 Allocation Portfolio

Target 2025 Allocation Portfolio

Target 2035 Allocation Portfolio

Target 2045 Allocation Portfolio

Target 2055 Allocation Portfolio

(collectively, the “Target Allocation Portfolios”)

CharterSM Aggressive Growth Portfolio

CharterSM Conservative Portfolio

CharterSM Growth Portfolio

CharterSM Moderate Growth Portfolio

CharterSM Moderate Portfolio

CharterSM Multi-Sector Bond Portfolio

CharterSM Small Cap Growth Portfolio

CharterSM Small Cap Value Portfolio

(collectively, the “Charter Portfolios”)

The Board also determined to recommend that shareholders of each Portfolio approve the New Agreement.1 As of the date of this shareholder report, the Portfolios’ shareholders have since approved the New Agreement at a special shareholder meeting held on October 25, 2018.

On May 10, 2017, AXA S.A. (“AXA”) announced its intention to sell a minority stake in its U.S. subsidiary, AXA Equitable Holdings, Inc. (“AEH”), an entity through which AXA owns an indirect interest in the Adviser, via an initial public offering (“IPO”) and listing of AEH’s shares of common stock on the New York Stock Exchange. On November 13, 2017, AEH filed a Form S-1 registration statement with the U.S. Securities and Exchange Commission, confirming the May 2017 announcement. AXA has since announced its intention to sell its remaining ownership interest in AEH — and, indirectly, the Adviser — over time through a series of sales of AEH’s common stock (the “Sell-Down Plan”), subject to market conditions. The Sell-Down Plan also is subject to a lock-up period on sales by AXA of its remaining AEH common stock ending 180 days after the date of AEH’s Form S-1 registration statement filed May 2, 2018.

Section 15(a)(4) of the 1940 Act provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transaction is often referred to as a “Change of Control Event.” The Sell-Down Plan contemplates one or

[1]

Section 15 of the 1940 Act requires that any investment advisory agreement, including any investment sub-advisory agreement, with respect to a Portfolio be in writing and be approved initially by both the Board (including a majority of the Independent Trustees) and the Portfolio’s shareholders.

more transactions that are expected to be treated as a direct or indirect “Change of Control Event” for the Adviser, which in turn would result in the automatic termination of the current Investment Management Agreement (the “Current Agreement”) for the Portfolios. The Board noted that the first of any Change of Control Events is not anticipated to occur prior to November 1, 2018.

In anticipation of the Sell-Down Plan, the Board met at a series of meetings, including meetings of the full Board and meetings of the Independent Trustees separately, commencing in June 2018 and concluding at the Board’s August 22, 2018 meeting, for purposes of, among other things, considering whether it would be in the best interests of each Portfolio and its shareholders to approve the New Agreement. The decisions by the Board, including a majority of the Independent Trustees, to approve the New Agreement — and to recommend that shareholders of each Portfolio approve the New Agreement, as well as future agreements that may become effective upon certain Change of Control Events in the future — were based on the Board’s determination, acting in the exercise of its business judgment, that it would be in the best interests of the shareholders of each Portfolio for the Adviser to continue providing investment advisory and related services for the Portfolios, without interruption, as consummation of the Sell-Down Plan proceeds. The Board was aware that the implementation of the Sell-Down Plan may not result immediately in a Change of Control Event, but also recognized that the Sell-Down Plan contemplates a series of transactions that may be deemed to constitute one or more Change of Control Events in the future.

Prior to its approval of the New Agreement, the Board reviewed, among other matters, the nature, quality and extent of the services currently being provided by the Adviser under the Current Agreement and to be provided under the New Agreement. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Agreement, which was most recently approved for continuation at an in-person meeting of the Board held on July 10-12, 2018. During the review process that led to its approval of continuation of the Current Agreement, the Board was aware that it likely would be asked in the very near future to consider approval of the New Agreement. On July 10-12, 2018, the Board concluded, in light of all the factors it considered, that the approval of continuation of the Current Agreement was in the best interests of each Portfolio and its shareholders and that the fee rates set forth in the Current Agreement were fair and reasonable. The discussion of the process followed by the Board in its approval of the continuation of the Current Agreement on July 10-12, 2018, including the information reviewed, certain material factors considered, and certain related conclusions reached, is provided elsewhere in this shareholder report.

In connection with its approval of the New Agreement on August 22, 2018, the Board considered its conclusions in connection with its July 10-12, 2018 approval of the Current Agreement, including the Board’s general satisfaction with the nature and quality of services being provided. The Board considered actions to be taken by the Adviser in connection with the July 10-12, 2018 approval of the Current Agreement with respect to certain Portfolios in response to discussions with the Board in connection with those approvals. Also in connection with its August 22, 2018 approval of the New Agreement, the Board considered a representation made to it on that date by the Adviser that there were no additional developments not already disclosed to the Board since July 10-12, 2018 that would be a material consideration to the Board in connection with its consideration of the New Agreement.

In connection with its approval of the Portfolios’ New Agreement on August 22, 2018, the Board also noted that the Adviser had presented a new form of agreement. The Board noted that the new form of agreement contains certain updated provisions that differ from the Current Agreement and that are part of the Adviser’s effort to update and standardize the terms of the investment management agreements across the fund complex. The Board received from the Adviser a summary of substantive updates, as well as certain other changes, that were incorporated into the new form of agreement. In this regard the Board noted that there was no change to the services provided to a Portfolio, and no change to the management fee paid to the Adviser by a Portfolio, under the new form of agreement.

The Board also concluded that approval by shareholders of both the New Agreement and future agreements that may become effective upon certain Change of Control Events in the future will permit the Portfolios to benefit from the continuation of services by the Adviser and its affiliates throughout the implementation of the Sell-Down Plan without the need for multiple shareholder meetings. Further, the Board concluded that it would be beneficial to the Portfolios to enter into the New Agreement after shareholder approval is obtained, regardless of whether a Change of Control Event were to occur, because the New

Agreement would permit the Portfolios to operate under an investment management agreement that contains updated and standardized terms that are no less favorable than the terms of the Portfolios’ Current Agreement, thus promoting greater uniformity and efficiency across the fund complex. The Board considered the advice provided by legal counsel to the Portfolios and the Adviser, with respect to the New Agreement, including advice relating to the process and timing of seeking shareholder approval of the New Agreement, and whether shareholder approvals would be required in connection with any future aspects of the Sell-Down Plan. The Board further considered that the Adviser and its affiliates agreed to bear all expenses associated with obtaining shareholder approval of the New Agreement.

In addition to the information it considered in approving the Current Agreement, in considering the New Agreement the Board focused its review on, and requested and evaluated other information relating to, the potential impact of implementing the Sell-Down Plan on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser and its affiliates that render administrative, distribution, compliance, and other services to the Portfolios. When making its decisions on August 22, 2018, the Board took into account that the Adviser had discussed with the Board at prior Board meetings the potential impacts of the IPO and the Sell-Down Plan on the Portfolios and on the Adviser and its affiliates providing services to the Trust, and that the Independent Trustees, in consultation with their independent legal counsel, had requested additional information and regular updates from the Adviser specifically relating to the Sell-Down Plan. The Independent Trustees solicited and received from their legal counsel ongoing advice regarding the Board’s legal duties and, with assistance from their counsel, prepared written inquiries to the Adviser regarding the Sell-Down Plan, including requests for details regarding AEH’s anticipated business plan for continuing operations after the implementation of the Sell-Down Plan and the occurrence of potential Change of Control Events. The Board received and evaluated responses from the Adviser and its affiliates pursuant to inquiries made on the Board’s behalf. These evaluations were conducted through meetings of the Independent Trustees (which, upon invitation, included one Board member who is not an Independent Trustee).

At its July 10-12 and August 22, 2018 meetings, the Board engaged in a review and analysis of additional information regarding the proposed Sell-Down Plan and related matters. This analysis focused on, among other matters, the expectations for continuity and stability of AEH and its subsidiaries throughout implementation of the Sell-Down Plan and thereafter. In this connection, the Board considered that the Sell-Down Plan is being implemented as a result of a business plan of AXA, a publicly held French holding company, that the Board generally has been satisfied with the nature and quality of the services provided to the Portfolios, including investment advisory, administrative, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability of the services currently being provided. The Board carefully considered the Adviser’s anticipated future plans related to capitalization, operational matters, and the retention of current levels of staffing and related compensation structures, as well as the importance of the investment management operations within the AEH business structure going forward.

The Board also considered the anticipated divestiture by AXA of its U.S. subsidiary, AEH, under the Sell-Down Plan, as well as potential advantages of this divestiture to Portfolio investors (such as the continuity in U.S. asset management activities, continuity of key personnel, opportunities to grow the independent investment management operations and the importance of asset management operations to the future overall success of AEH), as well as potential disadvantages of this divestiture to Portfolio investors, such as the potential eventual loss of affiliation with the AXA name brand. The Board considered AEH’s anticipated ability to continue to use the “AXA” brand name for its asset management operations for a period of time following the consummation of the Sell-Down Plan, as well as the status of its planning to transition such operations to a new name. The Board further considered, among other matters: (1) the anticipated arrangements between AXA and AEH over the course of the Sell-Down Plan; (2) the anticipated use of potential proceeds of the capital that would be raised through the Form S-1 offering (including that portion of potential proceeds that may be retained by AXA and that portion that may be dedicated to the capitalization and operations of AEH, including its asset management operations); and (3) other information provided by the Adviser and its affiliates.

At its July 10-12 and August 22, 2018 meetings, the Board considered that, if shareholders approve the New Agreement, the Board currently expects to continue to conduct an annual investment management contract review process consistent with the process it would have conducted had the Current Agreement continued in effect and not been replaced by the New Agreement, notwithstanding the two-year initial term set forth in the New Agreement. For example, if the New Agreement is approved by shareholders in 2018, the New Agreement normally would not need to be considered for renewal until 2020. However, the Board currently intends to conduct annual reviews of such contract during 2019 and 2020, and the Adviser has consented to this process. Thus, the Board noted that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios.

Although the Board gave attention to all information provided, the following further discusses some of the factors that the Board deemed relevant to its decision to approve the New Agreement.

Nature, Quality and Extent of Services

In determining whether to approve the New Agreement for the Portfolios, the Independent Trustees evaluated the nature, quality and extent of the overall services to be provided to each Portfolio and its investors by the Adviser and, where applicable, its affiliates. The Board considered the expected impact, if any, of the Sell-Down Plan on the operations, facilities, organization and personnel of the Adviser; the ability of the Adviser to perform its duties after the Sell-Down Plan, including any changes to the level or quality of services provided to the Portfolios; the potential implications of any additional regulatory requirements imposed on the Adviser or Portfolios following the Sell-Down Plan; and any anticipated changes to the investment and other practices of the Portfolios. In this regard, the Independent Trustees requested and received assurances that the Adviser and its affiliates: (1) are committed to maintaining appropriate levels of overall staffing, ongoing resources, and service quality; and (2) throughout the time period during which the Sell-Down Plan is implemented, will keep the Board apprised regarding material developments with respect to these matters. The Board considered that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. The Board considered representations by the Adviser and its affiliates that their separation from AXA as contemplated by the Sell-Down Plan will not lead to a reduction in the quality or scope of these and other services provided by those firms to the Portfolios. The Board also considered that the importance of the asset management operations to the overall success of AEH, as described by the Form S-1 registration statement filed by AEH, could provide a strong incentive to AEH to provide appropriate resource allocations to support those asset management operations. The Board also considered representations by the Adviser and its affiliates, including senior investment management personnel indicating that: (1) the Adviser can be expected to provide services of the same nature, extent, and quality under the New Agreement as it provides under the Current Agreement; and (2) the Sell-Down Plan is not expected to result in any changes to: (i) the management of the Portfolios, including the continuity of the Portfolios’ portfolio managers and other personnel responsible for the management operations of the Portfolios; or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

The Board noted that there are no changes in the fees payable and services provided between the Current Agreement and the New Agreement. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that terms of the New Agreement, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Portfolios than, the terms of the corresponding Current Agreement. The Board considered that, to the extent that the New Agreement does have changes, those changes are designed to benefit shareholders and/or to provide management, subject to Board supervision, with greater flexibility to manage the Portfolios in a manner consistent with stated investment objectives.

With respect to the performance of the Portfolios, the Board considered its prior review, at its July 10-12, 2018 meeting, of peer group and benchmark investment performance comparison data relating to each Portfolio. The Board considered that the portfolio investment personnel responsible for the management of the Portfolios were expected to continue to manage the Portfolios following the completion of the Sell-Down Plan, and the investment strategies of the Portfolios were not expected to change as a result of the Sell-Down Plan. The key personnel who have responsibility for the Portfolios in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Sell-Down Plan. Notwithstanding the foregoing, the Board recognized that personnel changes may occur in the future in the ordinary course.

Based on their review, the Independent Trustees found that the nature, quality and extent of services to be provided to each Portfolio under the New Agreement were appropriate in light of the Portfolio’s investment objective and supported approval of the New Agreement.

Expenses

The Board considered each Portfolio’s management fee in light of the nature, quality and extent of the overall services provided by the Adviser. With regard to this factor, the Board considered its prior review at its July 10-12, 2018 meeting, including its review of comparative fee and expense information for each Portfolio provided to the Board by Broadridge Financial Solutions Inc., an independent provider of mutual fund industry data, as well as additional substantial material prepared by management. The Board also considered that the fee schedule, including the breakpoint schedule (as applicable), for each Portfolio under the New Agreement is identical to that under the Current Agreement. The Board also considered that, after extensive discussions and negotiations with the Adviser at the July 10-12, 2018 meeting, the Adviser had agreed, effective October 1, 2018, to implement revisions to the administrative fee rate schedule for the Portfolios, and that such fee revisions would also apply under the New Agreement. The Board noted that the Adviser anticipates complying with the requirements of Section 15(f) of the 1940 Act2 with respect to any transaction under the Sell-Down Plan that is deemed to cause an assignment of the then-effective investment management agreement for a Portfolio. In this regard, the Adviser has represented to the Board that it will use its best efforts to ensure that it and its affiliates will not take any action that imposes an “unfair burden” on the Portfolios as a result of the transaction or as a result of any express or implied terms, conditions or understandings applicable to the assignment, for so long as the requirements of Section 15(f) apply. Based on its review, the Board determined, with respect to each Portfolio, that the Adviser’s management fee under the New Agreement is fair and reasonable.

Profitability and Costs

With regard to this factor, the Board considered its prior review at its July 10-12, 2018 meeting, including its review of, among other things, profitability information setting forth the overall profitability of the Trust to the Adviser and its affiliates, as well as the Adviser’s and its affiliates’ profits in providing management and other services to each of the individual Portfolios during the 12-month period ended December 31, 2017. The Board recognized that it is difficult to predict with any degree of certainty the impact of the Sell-Down Plan on the Adviser’s profitability. The Board further considered that there were no changes to the management or administration fees to be paid by any Portfolio as a result of the Sell-Down Plan. The Board concluded that the Adviser’s level of profitability for its advisory activities under the New Agreement would continue to be reasonable in light of the services provided.

Economies of Scale

With regard to this factor, the Board considered its prior review at its July 10-12, 2018 meeting, including its review of, among other things, the management fee schedules, including the breakpoint schedules (as applicable), of the Portfolios, and noted that those schedules will not change under the New Agreement. The Board also considered that the contractual expense limitation arrangements that are currently in place for the Portfolios will not change as a result of the Sell-Down Plan. Based on their review, including the considerations in the annual review of the Current Agreement, the Independent Trustees determined that the management fee schedules, including the breakpoint schedules (as applicable), continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Agreement.

[2]

Section 15(f) generally provides, in pertinent part, that affiliated persons of an adviser may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such an adviser which results in an assignment of an investment advisory or sub-advisory agreement if, for a period of three years after the time of such a transaction, at least 75% of the members of the board of any investment company which it oversees are not “interested persons” (as defined in the 1940 Act) of the new or old investment adviser; and, if, for a two-year period, there is no “unfair burden” imposed on any such investment company as a result of the transaction or as a result of any express or implied terms, conditions or understandings applicable to the assignment. The Board of the Trust currently satisfies the 75% requirement of Section 15(f).

Fall-Out and Other Benefits

With regard to this factor, the Board considered its prior review at its July 10-12, 2018 meeting, including its review of the possible fall-out benefits and other types of benefits that may accrue to the Adviser and its affiliates. The Board noted that as the applicable policies and operations of the Adviser and its affiliates with respect to the Portfolios were not anticipated to change significantly after the Sell-Down Plan, such fall-out benefits were expected to remain after the Sell-Down Plan. Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Adviser are fair and reasonable.

Conclusion

Based on the foregoing and other relevant considerations, at a meeting of the Board held on August 22, 2018, the Board, including a majority of the Independent Trustees, acting in the exercise of its business judgment, voted to approve the New Agreement and to recommend approval of the New Agreement by shareholders of the Portfolios. The Board concluded that, in light of all factors considered, the terms of the New Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Agreement so as to enable there to be a continuation without interruption of the current services being provided by the current service providers pursuant to the Current Agreement. The Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Agreement and to recommend approval of the New Agreement by shareholders of the Portfolios.

AXA PREMIER VIP TRUST

DISCLOSURE REGARDING INVESTMENT MANAGEMENT AGREEMENT APPROVAL

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2018 (UNAUDITED)

At a meeting held on July 10-12, 2018, the Board of Trustees (the “Board”) of AXA Premier VIP Trust (the “Trust”), including those Trustees who are not parties to the Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Management Agreement (the “Agreement”) between the Trust and AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) with respect to the Portfolios listed below, for an additional one-year term.

AXA Aggressive Allocation Portfolio

AXA Conservative Allocation Portfolio

AXA Conservative-Plus Allocation Portfolio

AXA Moderate Allocation Portfolio

AXA Moderate-Plus Allocation Portfolio

(collectively, the “AXA Allocation Portfolios”)

Target 2015 Allocation Portfolio

Target 2025 Allocation Portfolio

Target 2035 Allocation Portfolio

Target 2045 Allocation Portfolio

Target 2055 Allocation Portfolio

(collectively, the “Target Allocation Portfolios”)

CharterSM Aggressive Growth Portfolio

CharterSM Conservative Portfolio

CharterSM Growth Portfolio

CharterSM Moderate Growth Portfolio

CharterSM Moderate Portfolio

CharterSM Multi-Sector Bond Portfolio

CharterSM Small Cap Growth Portfolio

CharterSM Small Cap Value Portfolio

(collectively, the “Charter Portfolios”)

The Board noted that the Trust is an affiliated investment company of EQ Advisors Trust and 1290 Funds, both of which are also managed by the Adviser, and that, effective April 27, 2017, all of the Board members, who serve on the Boards of Trustees of EQ Advisors Trust and 1290 Funds, also began serving on the Board of the Trust.

In reaching its decision to renew the Agreement with respect to each Portfolio, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to each Portfolio, including: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by the Adviser and its affiliates, including the investment performance of the Portfolio; (2) the level of the Portfolio’s management fee and the Portfolio’s expense ratios relative to those of peer funds; (3) the costs of the services to be provided by and the profits to be realized by the Adviser and its affiliates from their relationships with the Portfolio; (4) the anticipated effect of growth and size on the Portfolio’s performance and expenses, including any potential economies of scale and, if so, whether any such economies of scale are equitably shared with investors; and (5) “fall-out” benefits that may accrue to the Adviser and its affiliates (i.e., indirect benefits that the Adviser or its affiliates would not receive but for the existence of the Portfolios). In considering the Agreement, the Board did not identify any single factor or information as all-important or controlling, and each Trustee may have attributed different weight to each factor.

The Trustees noted their experience and familiarity with the Adviser and its operations gained from their service on the Boards of Trustees of EQ Advisors Trust and 1290 Funds. The Trustees also noted that, as a result of their service on the Boards of Trustees of EQ Advisors Trust and 1290 Funds, the Trustees were familiar with the funds-of-funds structure of the Portfolios of the Trust and with matters that may arise due to the structure of the Portfolios, as EQ Advisors Trust and 1290 Funds have series that, like the Portfolios of the Trust, operate as funds-of-funds managed by the Adviser, and other series of EQ Advisors Trust serve as underlying investment options for the Portfolios of the Trust. In considering the renewal of the Agreement, the Trustees took into account information (both written and oral) relating to the Adviser and to the funds-of-funds structure of the Portfolios of the Trust provided to them in their capacities as Trustees of EQ Advisors Trust and 1290 Funds.

In connection with its deliberations, the Board took into account information (both written and oral) provided to the Board, including its various committees, throughout the year, as well as information provided specifically in connection with the annual renewal process. The Trustees also recognized that the fee arrangements for the Portfolios are in many cases the result of review and discussion between the Trustees and the Adviser in the prior year and that their conclusions may be based, in part, on their consideration of these same arrangements in the prior year.

Information provided and discussed throughout the year included investment performance reports and related financial and general market outlook information for each Portfolio, as well as periodic reports on, among other matters, brokerage allocation and execution; pricing and valuation; legal and compliance matters; shareholder and other services and support provided to the Portfolios by the Adviser and its affiliates; actual and potential conflicts of interest that could impact the business operations of the Adviser and the Trust; sales and marketing activity; risk management; and fixed income liquidity stress testing.

Information provided and discussed specifically in connection with the annual renewal process included an extensive report prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of mutual fund industry data, as well as additional substantial material prepared by management. Broadridge provided its report directly to the Independent Trustees and included in its report comparative fee, expense, and investment performance information for each Portfolio. The materials provided by Broadridge in connection with the July 2018 annual renewal process reflected certain enhancements to the presentation and format of the materials provided by Broadridge in connection with the July 2017 annual renewal process. The enhancements were based on a review of the materials by the Independent Trustees, in consultation with their independent legal counsel, intended to ensure that the Independent Trustees continue to receive comparative fee, expense, and investment performance information in a format that enhances their review of the Portfolios’ investment advisory arrangements. The materials provided by Broadridge in connection with the 2017 annual renewal process had included additional and updated information requested by the Independent Trustees, in their capacities as Trustees of EQ Advisors Trust and 1290 Funds and in consultation with their independent legal counsel, following an extensive review of the materials provided by Broadridge (and its predecessor) in connection with prior meetings of the Boards of Trustees of EQ Advisors Trust and 1290 Funds at which the Trustees had considered the annual renewal of investment advisory arrangements for those two investment companies. The additional material prepared by management generally included Portfolio-by-Portfolio information showing each Portfolio’s average net assets; management fees; expense ratios; expense limitation arrangements; investment performance (in addition to the performance information prepared by Broadridge); and profitability information, including information regarding the profitability of the Adviser’s operations on an overall Trust basis, as well as on a Portfolio-by-Portfolio basis. In addition, for each Portfolio, the Adviser provided separate materials describing the Portfolio’s investment performance over various time periods and the services provided and the fees charged with respect to the Portfolio, and discussing whether the Portfolio had performed as expected over time and other matters.

The Independent Trustees met in advance of the meeting at which the Board approved the renewal of the Agreement to review the information provided and communicated follow-up questions for management to address at the renewal meeting. The Independent Trustees also met in executive sessions during the meeting to discuss the Agreements and the information provided. When invited, management representatives attended portions of the executive sessions to review and discuss matters relating to the Agreement and to provide additional information requested by the Independent Trustees. At the meeting and during the portions of the executive sessions attended by management, the Independent Trustees and management engaged in extensive discussions and negotiations regarding the Agreement. As noted below, as a result of these extensive discussions and negotiations, the Adviser agreed to implement revisions to the administrative fee rate schedule for all of the Portfolios. The Independent Trustees were assisted by independent legal counsel prior to and during the meeting and during their deliberations regarding the Agreement, and also received from counsel materials addressing, among other things, the legal standards applicable to their consideration of the Agreement. In addition, the Independent Trustees reviewed information and met during the year to discuss information relevant to their annual consideration of the Agreements.

Although the Board approved the renewal of the Agreement for all of the Portfolios at the same Board meeting, the Board considered each Portfolio separately. In approving the renewal of the Agreement with respect to each Portfolio, each Trustee, including the Independent Trustees, on the basis of their business judgment after review of the information provided, determined that the management fee was fair and reasonable and that the renewal of the Agreement was in the best interests of the applicable Portfolio and its investors. Although the Board gave attention to all information provided, the following discusses some of the primary factors that the Board deemed relevant to its decision to renew the Agreement.

Nature, Quality and Extent of Services

The Board evaluated the nature, quality and extent of the overall services to be provided to each Portfolio and its investors by the Adviser and its affiliates. In addition to the investment performance and expense information discussed below, the Board considered the Adviser’s responsibilities with respect to each Portfolio, the Adviser’s experience in serving as the investment manager for each Portfolio and, based on the Board members’ service on the Boards of Trustees of EQ Advisors Trust and 1290 Funds, the Adviser’s experience in serving as the investment manager for portfolios of EQ Advisors Trust and 1290 Funds, including portfolios that, like the Portfolios of the Trust, are structured as funds-of-funds. The Board considered that the Adviser is responsible for, among other things, developing investment strategies for the Portfolios; making investment decisions for the Portfolios; monitoring and evaluating the performance of the Portfolios; monitoring the investment operations and composition of the Portfolios and, in connection therewith, monitoring compliance with the Portfolios’ investment objectives, policies and restrictions, as well as the Portfolios’ compliance with applicable law and the Trust’s compliance policies and procedures; placing orders for the purchase and sale of investments for the Portfolios; monitoring brokerage selection, commission and other trading costs, quality of execution, and other brokerage matters, where applicable; coordinating and managing the flow of information and communications relating to the Portfolios among the applicable parties; coordinating responses to regulatory agency inquiries relating to the operations of the Trust and coordinating litigation matters involving the Adviser and the Trust; and implementing Board directives as they relate to the Portfolios. The Board also considered information regarding the Adviser’s process for making investment decisions for the Portfolios, as well as information regarding the qualifications and experience of, and resources available to, the personnel who perform those functions with respect to the Portfolios. The Board further considered that the Adviser also provides the Trust with personnel, including Trust officers, in connection with carrying out its responsibilities and is responsible for coordinating the development of new initiatives and evaluating the impact of proposed products and services on the Trust and its assets. The Board also considered that the Adviser assumes significant entrepreneurial risk in sponsoring new portfolios and that the Adviser also bears and assumes significant ongoing risks, including investment, operational, enterprise, litigation, regulatory and compliance risks, with respect to all Portfolios. The Board considered that the Adviser’s responsibilities with respect to all Portfolios include daily monitoring of investment, operational, enterprise, litigation, regulatory and compliance risks as they relate to the Portfolios. The Board also considered information regarding, and met regularly with the Trust’s Director of Risk to discuss, the Adviser’s ongoing risk management activities and reporting. The Board’s conclusion regarding the nature, quality and extent of the overall services provided by the Adviser also was based, in part, on the Trustees’ experience and familiarity, in their capacities as Trustees of EQ Advisors Trust and 1290 Funds, with the Adviser serving as the investment manager for portfolios of EQ Advisors Trust and 1290 Funds, including portfolios that, like the Portfolios of the Trust, are structured as funds-of-funds, and on periodic reports provided to the Trustees, in their capacities as Trustees of EQ Advisors Trust and 1290 Funds, regarding the services provided by the Adviser and its affiliates to those other portfolios.

The Board also considered, among other factors, periodic reports provided to the Board regarding the services provided by the Adviser. In addition, the Board considered the allocation of Portfolio brokerage, including any allocations to broker-dealers affiliated with the Adviser. In this regard, the Board also considered the Adviser’s trading experience and received information regarding how the Adviser seeks to achieve “best execution” on behalf of a Portfolio, including a report by an independent portfolio trading analytical firm. The Board also considered the Trust’s Chief Compliance Officer’s evaluation of the Adviser’s compliance program, policies, and procedures, including those relating to cybersecurity, and any compliance matters involving the Adviser that had been brought to the Board members’ attention during the year. The Board members also factored into their review their experience and familiarity, in their capacities as Trustees of EQ Advisors Trust and 1290 Funds, with the Adviser’s compliance program, policies, and procedures with respect to EQ Advisors Trust and 1290 Funds. In addition, the Board considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the Adviser and reviewed information regarding the Adviser’s financial condition and history of operations and potential conflicts of interest in managing the Portfolios. In this regard, the Board also received materials regarding the policies and procedures adopted by the Adviser and the Trust to identify and mitigate actual and potential conflicts of interest.

The Board also considered the benefits to investors from participation in an FMG LLC-sponsored mutual fund, including the benefits of investing in a fund that is part of a large family of funds offering a wide range of portfolios, advisers and investment styles. The Board likewise considered that investors have chosen to invest in FMG LLC-sponsored mutual funds. In addition, the Board considered the nature, quality and extent of the administrative, investor servicing and distribution services that the Adviser and its affiliates provide to the Portfolios and their shareholders. In this regard, the Board members also noted their experience and familiarity, in their capacities as Trustees of EQ Advisors Trust, with the Adviser and its affiliates providing these services to the portfolios of EQ Advisors Trust and their shareholders. The Board also noted that, throughout the past year, the Adviser and its affiliates had continued or undertaken initiatives intended to enhance various aspects of the Trust’s and the Board’s operations and investors’ experience with the FMG LLC-sponsored mutual funds. The Board noted that, effective October 1, 2017, the Board had appointed the Lead Independent Trustee to serve as Chairman of the Board. The Board also noted that it had retained, effective September 1, 2018, two consultants to the Board who would be proposed for election as Independent Trustees later in 2018.

The Board also considered strategic and other actions taken by the Adviser in response to recent events within the mutual fund industry, including actions taken in response to regulatory initiatives, as well as other significant judicial and legislative developments affecting the mutual fund industry. The Board also considered strategic and other actions taken by the Adviser in response to recent market conditions and considered the overall performance of the Adviser in this context. In this regard, among other things, the Board members requested and received throughout the past year information from the Adviser and various service providers on various topics impacting all mutual funds, including pricing and valuation of portfolio securities; liquidity risk management; cybersecurity; new reporting and disclosure requirements for mutual funds; and auditor independence. The Board noted that certain of these topics may present significant challenges for mutual funds and result in an increase in the responsibilities of mutual fund service providers, including the Adviser.

The Board also received from the Adviser a detailed update on matters that had been discussed at prior Board meetings regarding the potential impact on the Portfolios, and on the Adviser and its affiliates providing services to the Portfolios, of the announcement by AXA S.A. (“AXA”), the Adviser’s ultimate parent company, of its intention to sell its remaining ownership interest in its U.S. subsidiary, AXA Equitable Holdings, Inc. (“AEH”) — and, indirectly, the Adviser — through a series of sales of AEH’s common stock (the “Sell-Down Plan”) over time. Prior to the July 10-12, 2018 meeting, the Independent Trustees, through their independent legal counsel, provided to the Adviser a list of substantive follow-up inquiries relating specifically to the Sell-Down Plan and its potential impact on the Portfolios and the Trust’s service providers. The Adviser provided responses to the Independent Trustees’ inquiries orally and in a related presentation to the Board at the July 10-12, 2018 meeting. The Board considered the expected impact, if any, of the Sell-Down Plan on the operations, facilities, organization and personnel of the Adviser; the ability of the Adviser to perform its duties after the Sell-Down Plan, including any changes to the level or quality of services provided to the Portfolios; the potential implications of any additional regulatory requirements imposed on the Adviser or Portfolios following the Sell-Down Plan; and any anticipated changes to the investment and other practices of the Portfolios. In this regard, the Independent Trustees requested and received assurances that the Adviser and its affiliates: (1) are committed to maintaining appropriate levels of overall staffing, ongoing resources, and service quality; and (2) throughout the time period during which the Sell-Down Plan is implemented, will keep the Board apprised regarding material developments with respect to these matters. The Board considered that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. The Board considered representations by the Adviser and its affiliates that their separation from AXA as contemplated by the Sell-Down Plan will not lead to a reduction in the quality or scope of these and other services provided by those firms to the Portfolios.

In connection with the discussion, the Board noted that the Adviser anticipates that one or more of the transactions contemplated by the Sell-Down Plan may cause an “assignment” (as that term is defined in the 1940 Act) of the Agreement with respect to the Portfolios, which would result in the automatic termination of the Agreement under the 1940 Act. The Board further noted that the Adviser intended to present for the Board’s consideration and approval at a meeting to be held on August 22, 2018, a new investment management agreement with respect to the Portfolios, as well as certain related actions, to ensure the continuation of services to the Portfolios, without interruption, as consummation of the Sell-Down Plan proceeds.1 In this regard, the Board noted that the Adviser intended to present a new form of investment management agreement with the Trust, which agreement would also be subject to the approval of the Portfolios’ shareholders at a special shareholder meeting proposed to be held later in 2018.

For purposes of evaluating the nature, quality and extent of the overall services provided to each Portfolio, the Board also took into account discussions with the Adviser about Portfolio investment performance, as well as the investment performance of series of EQ Advisors Trust that serve as underlying investment options for the Portfolios of the Trust, that occur at Board meetings throughout the year. The Board considered information regarding each Portfolio’s performance over various time periods on both an absolute basis and relative to an appropriate broad-based securities market index (“benchmark”) and/or a custom blended index developed by the Adviser that comprises broad-based indexes (“blended benchmark”) and a peer group of other mutual funds deemed by Broadridge to be comparable to the Portfolio (“peer group”). The performance information generally included, among other information, annual total returns, average annual total returns, cumulative returns and/or rolling period total returns. The Board also considered certain information, reflected in Appendix A, provided to the Board regarding each Portfolio’s performance relative to a benchmark and/or a blended benchmark and a peer group for the one-, three-, five- and ten-year periods, as applicable, and since inception periods ended March 31, 2018. The Board noted that this information supplemented other performance information provided to the Board throughout the year and in connection with the annual renewal process. The Board also considered information, provided directly to the Board by Broadridge, regarding each Portfolio’s performance over various time periods relative to a benchmark and/or a blended benchmark and peer groups.

The Board also factored into its evaluation of each Portfolio’s performance the limitations inherent in Broadridge’s methodology for developing and constructing peer groups and determining, from year to year, which mutual funds should be included in which peer groups, among other things. In this regard, the Board also noted that Broadridge’s methodology may result in similar Portfolios being included in different peer groups. The Board also noted that the number of mutual funds included in a peer group may be relatively small and may differ significantly from peer group to peer group and from year to year and that the constituent mutual funds included in a peer group also may differ from year to year, which, among other factors, can limit the relevance of the comparisons. While recognizing these inherent limitations, the Board believed the independent analysis conducted by Broadridge provided a useful measure of comparative performance.

In evaluating the Portfolios’ performance, the Board generally considered long-term performance to be more important than short-term performance and also took into account factors including general market conditions (including the amount of volatility in the market over the past year); the “style” in which the Portfolios are managed, as applicable, and whether that style is in or out of favor in the market; issuer-specific information; and fund cash flows. In this regard, the Board also noted how changes in time periods for performance calculations (e.g., whether a one-year period is from December to December or March to March) can significantly impact a Portfolio’s returns and peer ranking on a relative basis. The Board also considered that variations in performance among a Portfolio’s operating classes reflect variations in class expenses, which result in lower performance for higher expense classes.

[1]

A discussion of the process followed by the Board in its approval of the new investment management agreement on August 22, 2018, including the information reviewed, certain material factors considered, and certain related conclusions reached, is provided elsewhere in this shareholder report.

AXA Allocation Portfolios

With respect to the performance of the AXA Allocation Portfolios, the Board considered that each Portfolio operates as a fund-of-funds and invests in a combination of other mutual funds (underlying portfolios) and recognized, therefore, that each Portfolio’s performance is based, in part, on the total returns of the underlying portfolios in which it invests.

With respect to the benchmark performance comparisons, the Board took into account each Portfolio’s current allocation target (that is, the approximate percentage of a Portfolio’s assets allocated to equity securities or fixed income securities through its investments in underlying portfolios) and compared each Portfolio’s performance to the performance of the S&P 500® Index and/or the Bloomberg Barclays U.S. Intermediate Government Bond Index, accordingly.

The Board factored into its evaluation of each AXA Allocation Portfolio’s performance the limitations inherent in comparing the performance of asset allocation funds, such as the Portfolios, which may invest in equity and debt securities, to the performance of a benchmark that consists entirely of equity or debt securities and to the performance of a peer group that includes funds that may allocate their assets between equity and debt securities in different percentages over time than the Portfolios and among other asset classes. In this respect, the Board noted that, for each Portfolio, the Adviser had developed and implemented a custom blended benchmark that comprises broad-based indexes and has weighted levels of exposure to both equity and debt securities. The Board considered each Portfolio’s blended benchmark in evaluating the Portfolio’s performance. The Board further considered that the underlying portfolios in which each Portfolio invests may employ a tactical volatility management strategy that is intended to reduce the volatility associated with investing in equity securities and to produce more favorable risk-adjusted returns over extended market cycles. The Board noted that the funds in each Portfolio’s peer group may or may not employ a tactical volatility management strategy.

The Board and the Adviser discussed the performance of each AXA Allocation Portfolio in detail, including whether each Portfolio had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its peer group, benchmark, and/or blended benchmark, as well as actions being taken to enhance that Portfolio’s performance. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreement and that, after considering all relevant factors, it can reach a decision to renew the Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Adviser regarding the performance of each AXA Allocation Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s continued management of the Portfolio.

Target Allocation Portfolios

With respect to the performance of the Target Allocation Portfolios, the Board considered that each Portfolio operates as a fund-of-funds and invests in a combination of other mutual funds (underlying portfolios) and recognized, therefore, that each Portfolio’s performance is based, in part, on the total returns of the underlying portfolios in which it invests.

The Board factored into its evaluation of each Target Allocation Portfolio’s performance the limitations inherent in comparing the performance of time-weighted asset allocation funds, such as the Portfolios, which may invest in equity and debt securities, to the performance of a peer group that includes funds that may allocate their assets between equity and debt securities in different percentages over time than the Portfolios and among other asset classes. The Board also factored into its evaluation of each Target Allocation Portfolio’s performance that, although the Portfolio’s benchmark may correspond to a particular target retirement date, it may have levels of exposure to equity and debt securities that vary from the Portfolio’s asset allocation over time. The Board also took note of the relatively small size of each Target Allocation Portfolio and the likely impact that a Portfolio’s size has on its expenses and performance. The Board also noted that the Target 2055 Allocation Portfolio had only a short operating history on which to evaluate performance.

The Board and the Adviser discussed the performance of each Target Allocation Portfolio in detail, including whether each Portfolio had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its peer group and/or benchmark, as well as actions being taken to enhance that Portfolio’s performance. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreement and that, after considering all relevant factors, it can reach a decision to renew the Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Adviser regarding the performance of each Target Allocation Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s continued management of the Portfolio.

Charter Portfolios

With respect to the performance of the Charter Portfolios, the Board considered that each Portfolio currently operates as a fund-of-funds and invests in securities of other mutual funds and in exchange-traded securities of other investment companies or investment vehicles (referred to collectively as underlying portfolios) and recognized, therefore, that each Portfolio’s performance is based, in part, on the total returns of the underlying portfolios in which it invests.

The Board noted, however, that prior to April 18, 2014 (the “Conversion Date”) each of the CharterSM Multi-Sector Bond, CharterSM Small Cap Growth and CharterSM Small Cap Value Portfolios had different investment policies and operated as a multimanager fund by allocating its assets among multiple investment advisers who managed their allocated portions of a Portfolio using different but complementary investment strategies. Therefore, the Board focused on each Portfolio’s performance since the Conversion Date.

The Board also factored into its evaluation of each of the CharterSM Aggressive Growth, CharterSM Conservative, CharterSM Growth, CharterSM Moderate Growth and CharterSM Moderate Portfolios’ performance the limitations inherent in comparing the performance of asset allocation funds, such as the Portfolios, which may invest in equity and debt securities, to the performance of a peer group that includes funds that may allocate their assets between equity and debt securities in different percentages over time than the Portfolios and among other asset classes.

The Board and the Adviser discussed the performance of each Charter Portfolio in detail, including whether each Portfolio had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its peer group, benchmark, and/or blended benchmark, as applicable, as well as actions being taken to enhance that Portfolio’s performance. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreement and that, after considering all relevant factors, it can reach a decision to renew the Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Adviser regarding the performance of each Charter Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s continued management of the Portfolio.

All Portfolios

Based on its review, the Board determined, with respect to each Portfolio, that the nature, quality and extent of the overall services provided by the Adviser and its affiliates were appropriate for the Portfolio in light of its investment objectives and, thus, supported a decision to approve the renewal of the Agreement.

Expenses

The Board considered each Portfolio’s management fee in light of the nature, quality and extent of the overall services provided by the Adviser. The Board also reviewed comparative fee and expense information for each Portfolio provided directly to the Board by Broadridge. The information provided by Broadridge included an analysis of how each Portfolio’s contractual management fee, actual management fee, other expense components, and total expense ratio compared with those of peer groups of other mutual funds selected by Broadridge as constituting an appropriate expense comparison for the Portfolio (a Portfolio’s “Broadridge category”). For each Portfolio, Broadridge provided information on the Portfolio’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within a Broadridge category assuming the other funds were similar in size to the Portfolio, as well as information on the Portfolio’s actual management fee and total expense ratio in comparison with those of other funds within a Broadridge category. The management fee analysis includes within such fee any separate administrative fee paid by a fund, including the administrative fee a Portfolio paid to the Adviser in its capacity as administrator for the Portfolio. The contractual management fee analysis does not take into account any fee reimbursements or waivers, whereas the actual management fee analysis does take into account any management (including any administrative) fee reimbursements or waivers that benefit a fund. The total expense ratio represents a fund’s total net operating expenses and takes into account any expense reimbursements or fee waivers that benefit a fund. Broadridge provided, and the Board considered, total expense ratio comparisons both including and excluding any 12b-1 or non 12b-1 service fees and fees and expenses of any underlying funds in which a fund invests.

The Broadridge expense data was based upon historical information taken from each Portfolio’s audited annual report for the period ended December 31, 2017. Broadridge provided expense data for Class B shares of each Portfolio. The Board reviewed the expense data for Class B shares as a proxy for all of a Portfolio’s operational share classes. In this regard, the Board noted that the expenses for a Portfolio’s Class B shares are generally equal to the expenses for a Portfolio’s Class A shares (as applicable) and higher than the expenses for a Portfolio’s Class K shares (as applicable) and that the expense comparisons may differ for different classes. Portfolio-specific contractual management fee and total expense ratio comparisons are provided below. The total expense ratio comparisons exclude any 12b-1 or non 12b-1 service fees, but include fees and expenses of any underlying funds in which a fund invests.

The Board factored into its evaluation of each Portfolio’s fees and expenses the limitations inherent in Broadridge’s methodology for developing and constructing Broadridge categories and for determining, from year to year, which mutual funds should be included in which Broadridge categories, among other things. In this regard, the Board also noted that Broadridge’s methodology may result in similar Portfolios being included in different peer groups. The Board recognized these inherent limitations and, taking into account commentary and supporting data presented by management, also recognized that comparisons between a Portfolio and other mutual funds in a Broadridge category may not be particularly relevant, given that in some cases a Portfolio may exhibit notable differences (for example, in its objective(s), management techniques, and operating structure) when compared to other mutual funds in a Broadridge category. The Board also noted that the number of mutual funds included in a Broadridge category may be relatively small and may differ significantly from category to category and from year to year and that the constituent mutual funds included in a Broadridge category (as well as their respective management/administrative fees and total expense ratios) also may differ from year to year, which can limit the relevance of the comparisons. The Board also noted that there is no standard definition of advisory and administrative services, meaning that different mutual funds may receive different services, rendering fee and expense comparisons more difficult. Nonetheless, the Board believed that the independent analysis conducted by Broadridge assisted the Board in evaluating the reasonableness of each Portfolio’s management fee and total expense ratio. The Board also considered that all fees and expenses of each Portfolio are explicitly disclosed in Portfolio offering documents.

The Board also considered each Portfolio’s management fee rate relative to the management fee rates of other portfolios managed by the Adviser that, like the Portfolios, are structured as funds-of-funds, and noted that differences in the level of the fees reflected differences between a Portfolio and other funds-of-funds managed by the Adviser.

The Board further considered that the management fee rate schedule for each of the AXA Allocation Portfolios includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered that the administrative fee rate schedule for all of the Portfolios aggregates the assets managed by the Adviser in these Portfolios and in certain funds-of-funds portfolios of EQ Advisors Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and includes breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that the Adviser had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. In this regard, the Board also noted that each Portfolio’s expense limitation arrangement includes the fees and expenses of the underlying portfolios in which the Portfolio invests and, thus, such fees and expenses would not cause a Portfolio’s annual operating expenses to exceed its expense limitation.

The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective October 1, 2018, to (a) implement revised fee rates and breakpoints in the administrative fee rate schedule applicable to all of the Portfolios, and (b) aggregate the assets of all of the Portfolios with the assets of several additional portfolios of EQ Advisors Trust for purposes of calculating these Portfolios’ asset-based administrative fee. The Board noted that these actions are expected to lower the Portfolios’ administrative fees at current or higher asset levels.

AXA Allocation Portfolios

The Board considered that the contractual management fee for each Portfolio was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class B shares of each Portfolio was above (but, for each of the AXA Aggressive Allocation and AXA Conservative Allocation Portfolios, within five basis points of) the median for the Portfolio’s respective Broadridge category.

The Board also noted that, as a result of the expense limitation arrangement described above, the actual management fee for each of the AXA Conservative Allocation and AXA Conservative-Plus Allocation Portfolios was lower than the Portfolio’s contractual management fee.

Based on its review, the Board determined, with respect to each AXA Allocation Portfolio, that the Adviser’s management fee is fair and reasonable.

Target Allocation Portfolios

The Board considered that the contractual management fee for the Target 2015 Allocation Portfolio was at the median for the Portfolio’s Broadridge category. The Board also considered that the total expense ratio for the Class B shares of the Portfolio was above the median for the Portfolio’s Broadridge category.

The Board considered that the contractual management fee for each of the Target 2025 Allocation, Target 2035 Allocation, Target 2045 Allocation and Target 2055 Allocation Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class B shares of each Portfolio was above the median for the Portfolio’s respective Broadridge category.

The Board also took note of the relatively small size of each Portfolio and the likely impact that a Portfolio’s size has on its expenses.

The Board also noted that, as a result of the expense limitation arrangement described above, the actual management fee for each Portfolio was lower than the Portfolio’s contractual management fee.

Based on its review, the Board determined, with respect to each Target Allocation Portfolio, that the Adviser’s management fee is fair and reasonable.

Charter Portfolios

The Board considered that the contractual management fee for the CharterSM Multi-Sector Bond Portfolio was below the median for the Portfolio’s Broadridge category. The Board also considered that the total expense ratio for the Class B shares of the Portfolio was above the median for the Portfolio’s Broadridge category. The Board noted that, due to the limited number of comparable funds-of-funds, the Portfolio’s Broadridge category included funds that do not operate as funds-of-funds. The Board noted that funds, like the Portfolio, that operate as funds-of-funds typically have lower management fees than funds that do not operate as funds-of-funds due to the different services performed by an investment manager in managing funds-of-funds.

The Board considered that the contractual management fee for each of the CharterSM Small Cap Growth and CharterSM Small Cap Value Portfolios was at the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class B shares of each Portfolio was above the median for the Portfolio’s respective Broadridge category.

The Board considered that the contractual management fee for each of the CharterSM Aggressive Growth, CharterSM Conservative, CharterSM Growth, CharterSM Moderate Growth and CharterSM Moderate Portfolios was above the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class B shares of each Portfolio was above the median for the Portfolio’s respective Broadridge category.

The Board also noted that, as a result of the expense limitation arrangement described above, the actual management fee for each Portfolio was lower than the Portfolio’s contractual management fee.

Based on its review, the Board determined, with respect to each Charter Portfolio, that the Adviser’s management fee is fair and reasonable.

Profitability and Costs

The Board also considered the level of profits realized by the Adviser and its affiliates in connection with the operation of each Portfolio. In this respect, the Board reviewed profitability information setting forth the overall profitability of the Trust to the Adviser and its affiliates, as well as the Adviser’s and its affiliates’ profits in providing management and other services to each of the individual Portfolios during the 12-month period ended December 31, 2017, which was the most recent fiscal year for the Adviser.

In reviewing the profitability analysis, attention was given to the methodology the Adviser followed in allocating costs to each Portfolio. The Board recognized that cost allocation methodologies are inherently subjective and various cost allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the Adviser had prepared the profitability analysis using a new cost allocation methodology that the Adviser had developed in an effort to, among other things, enhance transparency and address the fact that the Adviser may be unable to utilize the existing methodology in the near future due to the Sell-Down Plan discussed above. The Board also noted that it had received from the Adviser over the course of several Board meetings multiple presentations regarding the proposed methodology. In addition, the Board noted that, in consultation with and through their independent legal counsel, the Board’s Audit Committee had selected and engaged an outside consultant to conduct an assessment of the proposed cost allocation methodology prior to its being integrated into the Adviser’s profitability analysis in connection with the July 2018 annual renewal process. The Board took into account the consultant’s reported findings that, among other things, the proposed cost allocation methodology of the Adviser includes expense categories that are reasonable and consistent to the services the Adviser provides to the Portfolios, the expense categories reviewed are consistent with industry practices and related cost allocation methods, and the allocation of those expenses and associated logic for the allocation to management and administration related revenue categories appear reasonable and consistent with observed industry practices and other established standards. The Board also noted that, at the Board’s request, the Adviser had provided information comparing the profitability of the Adviser’s operations on an overall Trust basis, as well as on a Portfolio-by-Portfolio basis, during the 12-month periods ended December 31, 2015, 2016, and 2017, calculated using both the new and the old cost allocation methodologies. The Board also took into account management’s ongoing costs and expenditures in providing and improving services for the Portfolios, as well as the need to meet additional regulatory and compliance requirements resulting from changes in rules and other regulations and to adapt to other challenges impacting the mutual fund industry. In addition, the Board considered information prepared by management and from third party sources comparing the profitability of the Adviser on an overall basis to the profitability of other publicly held asset managers (including asset managers similar to the Adviser).

Based on its consideration of the factors above, the Board determined that the level of profits realized by the Adviser from providing services to each Portfolio was not excessive in view of the nature, quality and extent of services provided.

Economies of Scale

The Board also considered whether economies of scale or efficiencies are realized by the Adviser as the Portfolios grow larger and the extent to which this is reflected in the level of management and administrative fees charged. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any realized economies of scale or efficiencies may be shared with portfolios and their shareholders in a variety of ways, including: (i) breakpoints in the management fee or other fees so that a portfolio’s effective fee rate declines as the portfolio grows in size, (ii) subsidizing a portfolio’s expenses by making payments or waiving all or a portion of the management fee or other fees so that the portfolio’s total expense ratio does not exceed certain levels, (iii) setting the management fee or other fees so that a portfolio is priced to scale, which assumes that the portfolio has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the manager, and (iv) reinvestment in, and enhancements to, the services that the manager and its affiliates provide to a portfolio and its shareholders. The Board noted that the management fee rate schedule for the AXA Allocation Portfolios includes breakpoints that reduce the fee rate as Portfolio assets increase above certain levels. The Board also noted that the administrative fee rate schedule for all of the Portfolios aggregates the assets managed by the Adviser in these Portfolios and in certain funds-of-funds portfolios of EQ Advisors Trust and includes breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. In this connection, the Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective October 1, 2018, to implement revisions to the administrative fee rate schedule for all of the Portfolios, as noted above. The Board also considered that, as funds-of-funds that indirectly bear the expenses charged by the underlying portfolios in which they invest, the Portfolios would benefit from any breakpoints in the management and/or administrative fee rate schedules for the underlying portfolios, in particular the underlying portfolios managed by the Adviser. The Board also noted that, although the management fees for the Target Allocation Portfolios and the Charter Portfolios do not include breakpoints, the Adviser was subsidizing each of the Portfolios’ expenses by making payments or waiving all or a portion of its management, administrative and other fees so that the Portfolio’s total expense ratios do not exceed certain contractual levels as set forth in its prospectus. In addition, the Board considered that the Adviser shares any realized economies of scale with the Portfolios in other ways, which may include setting the management or other fees for a Portfolio so that they are priced to scale. The Board considered that the effect of this pricing strategy is that the Adviser could lose money in the early stages of a Portfolio’s operation (and bear the risk that the Portfolio will never become profitable), while shareholders of the Portfolio receive the benefit of economies of scale that the Adviser expects the Portfolio will achieve as it grows. The Board further considered that the Adviser shares any realized economies of scale with the Portfolios through reinvestment in, and enhancements to, the services that the Adviser and its affiliates provide to the Portfolios and their shareholders, such as hiring additional personnel, providing additional resources in areas relating to management and administration of the Portfolios, and investing in technology (including cybersecurity improvements). Based on its consideration of the factors above, the Board concluded that there was a reasonable sharing of any realized economies of scale or efficiencies under the management and administrative fee schedules at the present time.

Fall-Out and Other Benefits

The Board also considered the extent to which fall-out benefits may accrue to the Adviser and its affiliates. In this connection, the Board considered several possible fall-out benefits and other types of benefits, including the following. The Board noted that the Adviser also serves as the administrator for the Portfolios and receives compensation for acting in this capacity. The Board also recognized that AXA Distributors, LLC, an affiliate of the Adviser, serves as the underwriter for the Trust and receives from the Portfolios payments pursuant to Rule 12b-1 plans with respect to their Class A and Class B shares to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Adviser and may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. The Board also recognized that the Portfolios invest in other (underlying) portfolios managed by the Adviser and advised by sub-advisers that may be affiliated with the Adviser and that these underlying portfolios pay management and administrative fees to the Adviser, who may in certain cases pay sub-advisory fees to an affiliated sub-adviser, and pay distribution fees to the Adviser’s distribution affiliate. The Board also noted that the Adviser’s affiliated insurance companies, as depositors of the insurance company separate accounts investing in the Portfolios, receive certain significant tax benefits associated with such investments as well as other potential benefits. The Board also considered that the Portfolios are offered as investment options through variable insurance contracts offered and sold by the Adviser’s affiliated insurance companies and that the performance of each Portfolio may impact, positively or negatively, each insurance company’s ability to hedge the risks associated with guarantees that each insurance company may provide as the issuer of such contracts. The Board also noted that the Adviser’s affiliated insurance companies and AXA Distributors, LLC receive compensation, which may include sales charges, separate account fees and charges, and other variable contract fees and charges, from the sale and administration of these variable insurance contracts. The Board also considered that certain Portfolios are subject to certain investment controls that are designed to reduce volatility for investors and that may benefit both investors and the Adviser and its affiliates (including by making it easier for the insurance companies to hedge their risks under the guarantees). Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Adviser are fair and reasonable.

Appendix A

The Board noted that the following information regarding each Portfolio’s performance relative to a benchmark and/or a blended benchmark and a peer group for the one-, three-, five- and ten-year periods, as applicable, and since inception periods ended March 31, 2018, supplemented other performance information (including performance based on rolling time periods) provided to the Board throughout the year and in connection with the annual renewal process. The performance results may differ from the performance results for more recent periods. The performance results do not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts, which would reduce the performance results.

AXA Premier VIP Trust Investment Performance

For the periods ended March 31, 2018

	Annualized
Asset Allocation Portfolios	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
AXA Conservative Allocation - A	7/31/2003	2.49	1.87	2.36	2.66	3.64
AXA Conservative Allocation - B	7/31/2003	2.49	1.87	2.36	2.57	3.48
AXA Conservative Allocation - K	8/28/2012	2.86	2.12	2.62		2.88

Lipper Mixed-Asset Target Allocation Conservative Funds		5.14	3.30	4.18	4.60	5.34

S&P 500 Index		13.99	10.78	13.31	9.49	9.14
Bloomberg Barclays U.S. Intermediate Government Bond Index		(0.14)	0.46	0.75	2.21	3.04
66% BB Barc U.S. Intmd Govt Bd / 5% MSCI EAFE / 4% S&P 400 / 10% S&P 500 / 1% Russell 2000 / 14% ICE BofAML US 3-Mo T Bill		2.70	2.24	2.81	3.36	4.19
AXA Conservative-Plus Allocation - A	7/31/2003	5.27	3.42	4.25	3.59	4.57
AXA Conservative-Plus Allocation - B	7/31/2003	5.16	3.41	4.25	3.49	4.41
AXA Conservative-Plus Allocation - K	11/30/2011	5.41	3.67	4.51		5.42

Lipper Mixed-Asset Target Allocation Conservative Funds		5.14	3.30	4.18	4.60	5.34

S&P 500 Index		13.99	10.78	13.31	9.49	9.14
Bloomberg Barclays U.S. Intermediate Government Bond Index		(0.14)	0.46	0.75	2.21	3.04
50% BB Barc U.S. Intmd Govt Bd / 10% MSCI EAFE / 8% S&P 400 / 18% S&P 500 / 4% Russell 2000 / 10% ICE BofAML US 3-Mo T Bill		5.31	3.94	4.92	4.75	5.60

	Annualized
Asset Allocation Portfolios	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
AXA Moderate Allocation - A	1/27/1986	6.77	4.16	5.12	3.88	7.60
AXA Moderate Allocation - B	7/8/1998	6.83	4.16	5.12	3.79	4.27
AXA Moderate Allocation - K	11/30/2011	7.10	4.41	5.37		6.43

Lipper Mixed-Asset Target Allocation Moderate Funds		8.04	4.78	6.35	5.84	7.59

S&P 500 Index		13.99	10.78	13.31	9.49	10.66
Bloomberg Barclays U.S. Intermediate Government Bond Index		(0.14)	0.46	0.75	2.21	5.54
42% BB Barc U.S. Intmd Govt Bd / 15% MSCI EAFE / 9% S&P 400 / 20% S&P 500 / 6% Russell 2000 / 8% ICE BofAML US 3-Mo T Bill		6.67	4.67	5.82	5.24	N/A
AXA Moderate-Plus Allocation - A	7/31/2003	9.40	5.67	7.10	4.86	6.32
AXA Moderate-Plus Allocation - B	7/31/2003	9.49	5.69	7.12	4.76	6.18
AXA Moderate-Plus Allocation - K	11/30/2011	9.75	5.95	7.38		8.74

Lipper Mixed-Asset Target Allocation Growth Funds		9.73	5.84	7.72	6.44	7.39

S&P 500 Index		13.99	10.78	13.31	9.49	9.14
Bloomberg Barclays U.S. Intermediate Government Bond Index		(0.14)	0.46	0.75	2.21	3.04
25% BB Barc U.S. Intmd Govt Bd / 20% MSCI EAFE / 12% S&P 400 / 28% S&P 500 / 10% Russell 2000 / 5% ICE BofAML US 3-Mo T Bill		9.36	6.33	7.91	6.44	7.48
AXA Aggressive Allocation - A	7/31/2003	12.14	7.16	9.05	5.62	6.98
AXA Aggressive Allocation - B	7/31/2003	12.14	7.15	9.05	5.51	6.82
AXA Aggressive Allocation - K	11/30/2011	12.49	7.41	9.33		10.99

Lipper Mixed-Asset Target Allocation Aggressive Growth Funds		12.84	7.23	9.03	6.38	7.51

S&P 500 Index		13.99	10.78	13.31	9.49	9.14
Bloomberg Barclays U.S. Intermediate Government Bond Index		(0.14)	0.46	0.75	2.21	3.04
8% BB Barc U.S. Intmd Govt Bd / 25% MSCI EAFE / 14% S&P 400 / 39% S&P 500 / 12% Russell 2000 / 2% ICE BofAML US 3-Mo T Bill		12.14	8.02	10.02	7.49	8.60
Charter Conservative - B	10/30/2013	5.27	3.21			2.95

Lipper Mixed-Asset Target Allocation Conservative Funds		5.14	3.30			3.91

Dow Jones Moderately Conservative Portfolio Index		7.68	4.56			4.59
20% MSCI ACWI (Net) / 50% Bloomberg Barclays U.S. Intmd Govt/Cr Bd / 25% ICE BofAML Global Broad Mkt Ex USD / 5% ICE BofAML US 3-Mo T Bill		6.09	3.42			2.58
Charter Moderate - B	10/30/2013	7.18	3.94			3.64

Lipper Mixed-Asset Target Allocation Conservative Funds		5.14	3.30			3.91

Dow Jones Moderately Conservative Portfolio Index		7.68	4.56			4.59
35% MSCI ACWI (Net) / 37% Bloomberg Barclays U.S. Intmd Govt/Cr Bd / 18% ICE BofAML Global Broad Mkt Ex USD / 10% ICE BofAML US 3-Mo T Bill		7.49	4.23			3.50

	Annualized
Asset Allocation Portfolios	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Charter Moderate Growth - B	10/30/2013	8.63	4.48			4.23

Lipper Mixed-Asset Target Allocation Moderate Funds		8.04	4.78			5.60

Dow Jones Moderate Portfolio Index		10.28	6.20			6.26
45% MSCI ACWI (Net) / 27% Bloomberg Barclays U.S. Intmd Govt/Cr Bd / 13% ICE BofAML Global Broad Mkt Ex USD / 15% ICE BofAML US 3-Mo T Bill		8.40	4.73			4.09
Charter Growth - B	10/30/2013	9.86	4.74			4.43

Lipper Mixed-Asset Target Allocation Moderate Funds		8.04	4.78			5.60

Dow Jones Moderately Aggressive Portfolio Index		12.62	7.41			7.60
55% MSCI ACWI (Net) / 17% Bloomberg Barclays U.S. Intmd Govt/Cr Bd / 8% ICE BofAML Global Broad Mkt Ex USD / 20% ICE BofAML US 3-Mo T Bill		9.31	5.23			4.67
Charter Aggressive Growth - B	10/30/2013	11.13	5.14			4.73

Lipper Mixed-Asset Target Allocation Growth Funds		9.73	5.84			6.60

Dow Jones Moderately Aggressive Portfolio Index		12.62	7.41			7.60
65% MSCI ACWI (Net) / 7% Bloomberg Barclays U.S. Intmd Govt/Cr Bd / 3% ICE BofAML Global Broad Mkt Ex USD / 25% ICE BofAML US 3-Mo T Bill		10.22	5.71			5.23
Charter Multi-Sector Bond - A	1/2/1987	0.31	0.64	0.84	0.82	5.11
Charter Multi-Sector Bond - B	10/2/1996	0.31	0.72	0.88	0.74	2.22
Charter Multi-Sector Bond - K	8/25/2011	0.82	0.98	1.20		1.98

Lipper Core Plus Bond Funds		1.87	1.64	2.13	4.13	6.04

Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index		0.35	0.94	1.25	2.92	5.64
Charter Small Cap Growth - A	1/22/2008	21.37	7.90	10.69	7.87	7.48
Charter Small Cap Growth - B	12/1/1998	21.25	7.85	10.67	7.78	7.15

Lipper Small-Cap Growth Funds		20.51	9.22	12.42	10.61	8.58

Russell 2000 Growth Index		18.63	8.77	12.90	10.95	7.49
Charter Small Cap Value - A	10/2/2002	11.63	6.18	7.43	6.56	7.91
Charter Small Cap Value - B	1/1/1998	11.62	6.18	7.41	6.46	6.25

Lipper Small-Cap Value Funds		5.70	7.08	9.68	8.85	9.32

Russell 2000 Value Index		5.13	7.87	9.96	8.61	8.36
Target 2015 Allocation - B	8/31/2006	7.01	4.05	5.17	3.72	3.88
Target 2015 Allocation - K	11/30/2011	7.27	4.31	5.44		6.78

Lipper Mixed-Asset Target 2015 Funds		7.93	4.90	6.08	5.46	5.26

S&P Target Date 2015 Index		6.95	4.76	5.87	5.35	5.34
Target 2025 Allocation - B	8/31/2006	9.75	5.76	7.10	4.68	4.66
Target 2025 Allocation - K	11/30/2011	10.01	6.02	7.37		8.86

Lipper Mixed-Asset Target 2025 Funds		9.58	5.68	7.27	5.68	5.37

S&P Target Date 2025 Index		9.03	6.01	7.34	6.12	5.95

	Annualized
Asset Allocation Portfolios	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Target 2035 Allocation - B	8/31/2006	11.30	6.63	8.14	5.20	5.07
Target 2035 Allocation - K	11/30/2011	11.56	6.86	8.40		10.01

Lipper Mixed-Asset Target 2035 Funds		12.09	6.89	8.60	5.99	5.18

S&P Target Date 2035 Index		11.31	7.21	8.64	6.64	6.36
Target 2045 Allocation - B	8/31/2006	12.57	7.30	9.00	5.49	5.31
Target 2045 Allocation - K	11/30/2011	12.82	7.56	9.27		11.03

Lipper Mixed-Asset Target 2045 Funds		13.01	7.30	9.27	6.24	5.46

S&P Target Date 2045 Index		12.50	7.88	9.38	6.89	6.57
Target 2055 Allocation - B	4/30/2015	14.09				7.69
Target 2055 Allocation - K	4/30/2015	14.34				7.96

Lipper Mixed-Asset Target 2055+ Funds		13.40				7.07

S&P Target Date 2055 Index		13.00				7.99

Federal Income Tax Information (Unaudited)

For the year ended December 31, 2018, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries, and long-term capital gain dividends for the purpose of the dividend paid deduction on its Federal income tax return were as follows:

Portfolios:	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
AXA Conservative Allocation	11.44%	$79,501	$655,040	$25,711,509
AXA Conservative-Plus Allocation	20.29	250,621	1,963,466	50,984,319
AXA Moderate Allocation	21.92	2,180,107	16,299,159	287,641,625
AXA Moderate-Plus Allocation	29.65	3,451,024	25,284,779	429,755,608
AXA Aggressive Allocation	40.82	1,722,880	11,965,880	184,107,625
CharterSM Conservative	8.10	3,539	168,332	261,539
CharterSM Moderate	12.24	6,404	163,622	420,559
CharterSM Moderate Growth	16.48	7,031	124,645	381,983
CharterSM Growth	20.15	4,516	60,714	255,044
CharterSM Aggressive Growth	27.12	2,673	27,813	139,314
CharterSM Multi-Sector Bond	0.62	—	—	—
CharterSM Small Cap Growth	0.22	—	—	7,292,091
CharterSM Small Cap Value	32.91	—	—	1,928,185
Target 2015 Allocation	21.67	11,031	117,253	3,404,704
Target 2025 Allocation	33.76	54,233	517,675	3,342,028
Target 2035 Allocation	44.96	53,226	481,252	1,395,083
Target 2045 Allocation	54.51	47,480	409,970	967,121
Target 2055 Allocation	60.60	12,127	94,107	—

MANAGEMENT OF THE TRUST (UNAUDITED)

The Trust’s Board is responsible for the overall management of the Trust and the Portfolios, including general supervision and review of the Portfolios’ investment activities and their conformity with federal and state law as well as the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees of the Trust are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information.

The Trustees

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Interested Trustee
Steven M. Joenk* 1290 Avenue of the Americas New York, New York 10104 (1958)	Trustee, President and Chief Executive Officer	Trustee from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present; and Chairman of the Board from September 2004 through September 2017	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, FMG LLC; from April 2017 to present, Senior Vice President and Chief Investment Officer of AXA Financial, Inc.; from April 2017 to present, Chief Investment Officer and from September 1999 to present, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s FMG unit; from July 2004 to October 2013, Senior Vice President, MONY Life Insurance Company; from April 2017 to present, Senior Vice President and Chief Investment Officer, MONY Financial Services, Inc.; from April 2017 to present, Senior Vice President and Chief Investment Officer and from July 2004 to April 2017, Senior Vice President, MONY Life Insurance Company of America; from April 2017 to present, Senior Vice President and Chief Investment Officer, PlanConnect, LLC; from July 2004 to present, Director, MONY Capital Management, Inc., and Director and President, 1740 Advisers, Inc; from July 2004 to January 2011, Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management; from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director MONY International Holdings, LLC.	138	None

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Independent Trustees
Mark A. Barnard c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1949)	Trustee	From April 2017 to present	From 1995 to 1998, Manager of Private Investments, from 1998 to 2001, Director of Private Investments, and from 2001 to 2016, Managing Director — Private Investments, Howard Hughes Medical Institute; from 1985 to 1992, Assistant Director of Real Estate, and from 1992 to 1995, Associate Director of Real Estate, Massachusetts Institute of Technology.	138	None.
Thomas W. Brock c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1947)	Trustee	From April 2017 to present	From June 2016 to May 2017, Director, President and Chief Executive Officer, and from January 2016 to June 2016, Director and interim President and Chief Executive Officer, Silver Bay Realty Trust Corp.; from 2006 to 2012, Chief Executive Officer and Co-Founder of Stone Harbor Investment Partners.	138	From December 2012 to January 2016, Lead Independent Director, Audit Committee Member and Compensation Committee Chair, Silver Bay Realty Trust Corp.; from 2016 to present, Chair and from 2005 to present, Director and Audit Committee Member, Liberty All-Star Funds (2 funds); and from 2006 to 2012, Director, Stone Harbor Investment Funds (5 funds).
Michael B. Clement**** c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1957)	Trustee	From January 2019 to present	From 2011 to present, Professor of Accounting, most recently was appointed Department of Accounting Chair effective September 2018, and from 1997 to 2002, Assistant Professor, University of Texas; from 2002 to 2004, Vice President — Global Investment Research, Goldman Sachs; from 1988 to 1991, Vice President — Capital Planning and Analysis, and from 1982 to 1986, Manager — Audit Division, Citicorp; and from 1980 to 1982, Senior Assistant Accountant, Deloitte Haskins & Sells.	138	None.

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Independent Trustees (Continued)
Donald E. Foley c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1951)	Trustee	From April 2017 to present	From 2010 to 2011, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation; from 1996 to 2010, Senior Vice President, Treasurer and Director of Tax, ITT Corporation; from 1989 to 1996, Assistant Treasurer, International Paper Company.	138	From 2011 to 2012 Director, and from 2012 to 2016, Advisory Committee Member, M&T Corporation; from 2007 to 2011, Director and member of the Audit Committee and Compensation Committee, Wilmington Trust Corporation; from 2008 to 2010, Advisory Board member, Northern Trust Company and Goldman Sachs Management Groups; from 2015 to present, Director, BioSig Technologies, Inc.; from 2015 to present, Director, Wilmington Funds.
Christopher P.A. Komisarjevsky c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1945)	Trustee	From April 2017 to present	From 2006 to 2008, Senior Counselor for APCO Worldwide® (global communications consulting) and a member of its International Advisory Council; from 1998 to 2005, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations); from 1996 to 1998, President and Chief Executive Officer of Burson-Marsteller U.S.A.	138	None.
H. Thomas McMeekin c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1953)	Trustee	From April 2017 to present	From 2015 to present, CEO of Blue Key Services, LLC; from 2000 to present, Managing Partner and Founder of Griffin Investments, LLC; from 2009 to 2012 Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation and Senior Managing Director of AIG Asset Management.	138	From 2015 to present, Director, Blue Key Services, LLC; from 2012 to present, Director Achaean Financial Group; from 2011 to 2012, Director US Life Insurance Company in the City of New York.

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Independent Trustees (Continued)
Gloria D. Reeg c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1951)	Trustee	From April 2017 to present	From 2007 to 2016, Chief Investment Officer and Senior Vice President, New York-Presbyterian Hospital; from 2005 to 2007, Trustee and Treasurer, Casey Family Programs (foundation); from 2002 to 2004, Global Head of Fixed Income and Executive Director, Principal Global Investors (asset management firm); 1992 to 2000, Managing Director — Global Consulting, Russell Investment Group.	138	None.
Gary S. Schpero c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1953)	Chairman of the Board	From April 2017 to present Independent Trustee, from October 1, 2017 to present, Chairman of the Board and from April 2017 through September 2017, Lead Independent Trustee	Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	138	From May 2012 to present, Trustee, Blackstone/GSO Senior Floating Rate Term Fund and Blackstone/GSO Long-Short Credit Income Fund; from October 2012 to present, Trustee, Blackstone/GSO Strategic Credit Fund; from September 2017 to present, Trustee, Blackstone/GSO Floating Rate Enhanced Income Fund.
Kathleen Stephansen**** c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1954)	Trustee	From January 1, 2019 to present	From 2018 to present and in 2016, Senior Economic Advisor- Henderson Institute Center for Macroeconomics, Boston Consulting Group; from 2016 to 2018, Chief Economist, Huawei Technologies USA Inc.; from 2010 to 2016, held various positions at American International Group, including Chief Economist and Senior Managing Director and Senior Investment Strategies and Global Head of Sovereign Research — AIG Asset Management; from 2009 to 2010, Chief Economist and Managing Director, Aladdin Capital; from 2000 to 2009, Director and Head of Global Economics, Credit Suisse Securities (USA) LLC; and from 1984 to 2000, Co-Head of Economic Research and Chief International Economist, Donaldson, Lufkin & Jenrette Corporation.	138	None.

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Independent Trustees (Continued)
Kenneth L. Walker c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1952)	Trustee	From April 2017 to present	From May 2002 to January 2016, Partner, and from January 2016 to present, employee, The Capital Management Corporation (investment advisory firm).	138	None.
Caroline L. Williams c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1946)	Trustee	From April 2017 to present	From July 2010 to December 2012, Executive Vice President, from May 2005 to December 2007, Consultant and from May 2001 to May 2005, Chief Financial and Investment Officer, Nathan Cummings Foundation (non-profit organization); from 1988 to 1992, Managing Director, from 1982 to 1988, Senior Vice President, from 1978 to 1982, Vice President and from 1971 to 1976, Associate, Donaldson, Lufkin & Jenrette Securities Corporation (investment bank); from 1997 to 2009, Director, Hearst-Argyle Television.	138	None.

*	Affiliated with the portfolios’ investment manager and the distributor.
**

Each Trustee serves during the existence of the Trust until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or, if sooner, until he or she dies, declines to serve, resigns, retires, is removed, is incapacitated or is otherwise unable or unwilling to serve. Each Independent Trustee shall retire from the Board as of the last day of the calendar year in which he or she attains the age of 75 years.

***	The registered investment companies in the fund complex include EQ Advisors Trust, 1290 Funds and the Trust.
****

Mr. Clement and Ms. Stephansen each served as a consultant to the Board from September 1, 2018, through December 31, 2018. Mr. Clement and Ms. Stephansen will begin serving as Trustees of the Trust effective as of January 1, 2019.

The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, FMG LLC, and/or AXA Distributors, LLC (“AXA Distributors”). The Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (1958)	Trustee, Chairman, President and Chief Executive Officer	Trustee from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present; and Chairman of the Board from September 2004 through September 2017

From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, FMG LLC; from April 2017 to present, Senior Vice President and Chief Investment Officer of AXA Financial, Inc.; from April 2017 to present, Managing Director and Chief Investment Officer and from September 1999 to April 2017, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s Funds Management Group unit; from July 2004 to October 2013, Senior Vice President, MONY Life Insurance Company; from April 2017 to present, Senior Vice President and Chief Investment Officer, MONY Financial Services Inc.; from April 2017 to present, Senior Vice President and Chief Investment Officer and from July 2004 to April 2017, Senior Vice President and Chief Investment Officer, PlanConnect, LLC; from July 2004 to present, Director, MONY Capital Management, Inc. and Director and President, 1740 Advisers, Inc.; from July 2004 to January 2011, Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management; from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director, MONY International Holdings, LLC.

William MacGregor, Esq. 1290 Avenue of the Americas New York, New York 10104 (1975)	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President and Secretary from August 2018 to present: Chief Legal Officer from October 2018 to present	From August 2018 to present, Managing Director and Associate General Counsel of AXA Equitable: Executive Vice President and Secretary of the Adviser; from January 2017 to June 2018. Executive Director and Deputy General Counsel at UBS Business Solutions LLC; from July 2015 to June 2018, Executive Director and Deputy General Counsel at UBS Asset Management (Americas) Inc.; from June 2012 to July 2015 Senior Vice President, Secretary and Associate General Counsel of the Adviser; from May 2008 to July 2015 Lead Director and Associate Counsel of AXA Equitable.
Brian E. Walsh 1290 Avenue of the Americas New York, New York 10104 (1968)	Chief Financial Officer and Treasurer	From June 2007 to present	From May 2011 to present, Senior Vice President of FMG LLC; from February 2011 to present, member of the Board of Directors of FMG LLC; from February 2003 to present, Lead Director of AXA Equitable.
Joseph J. Paolo 1290 Avenue of the Americas New York, New York 10104 (1970)	Chief Compliance Officer, Anti-Money Laundering (“AML”) Compliance Officer and Vice President	Chief Compliance Officer from May 2007 to present; Vice President and AML Compliance Officer from December 2005 to present	From May 2011 to present, Senior Vice President and Chief Compliance Officer of FMG LLC; from June 2007 to present, Lead Director of AXA Equitable and Chief Compliance Officer of FMG LLC.

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Kenneth T. Kozlowski 1290 Avenue of the Americas New York, New York 10104 (1961)	Senior Vice President and Chief Investment Officer	From June 2010 to March 2017, Vice President and from March 2017 to present, Senior Vice President and Chief Investment Officer	From June 2012 to present, Executive Vice President and Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Senior Vice President of FMG LLC; from September 2011 to present, Managing Director of AXA Equitable; from February 2001 to September 2011, Vice President, AXA Equitable.
Alwi Chan 1290 Avenue of the Americas New York, New York 10104 (1974)	Vice President and Deputy Chief Investment Officer	From June 2007 to present Vice President and from March 2017 to present, Vice President and Deputy Chief Investment Officer	From June 2012 to present, Senior Vice President and Deputy Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2007 to present, Lead Director of AXA Equitable.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (1961)	Vice President	From November 2001 to present	From June 2012 to present, Senior Vice President of FMG LLC; from February 2011 to present, member of the Board of Directors of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2001 to present, Lead Director of AXA Equitable; from July 2004 to January 2011, a Director of Enterprise Capital Management, Inc.
Kiesha Astwood-Smith, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1973)	Vice President and Assistant Secretary	From December 2015 to present	From December 2015 to present, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from September 2015 to present, Senior Director and Counsel of AXA Equitable; from July 2006 to September 2015, Counsel of The Bank of New York Mellon; and from January 2010 to September 2015, Vice President and Assistant Secretary of the Dreyfus Family of Funds.
Michal Levy 1290 Avenue of the Americas, New York, New York 10104 (1979)	Vice President	From June 2017 to present	From December 2014 to present, member of the Board of Directors and from March 2017 to present, Senior Vice President and Chief Operating Officer of FMG LLC; from October 2013 to present, Senior Director of AXA Equitable; from June 2014 to March 2017, Vice President of FMG LLC; from October 2011 to October 2013, Assistant Vice President of AXA Equitable; and from October 2008 to October 2011, Vice President of Portfolio Valuation at Duff & Phelps.
Carla Byer 1290 Avenue of the Americas, New York, New York 10104 (1976)	Vice President	From June 2017 to present	From April 2017 to present, Vice President of FMG LLC. From April 2014 through August 2016, Senior Vice President, Zealot Networks. From September 2008 through April 2012, Vice President of FMG LLC.
Miao Hu 1290 Avenue of the Americas, New York, New York 10104 (1978)	Vice President	From March 2017 to present	From June 2016 to present, Vice President of FMG LLC; from December 2014 to present, Director of Portfolio Analytics of AXA Equitable; from November 2013 to December 2014, Lead Manager of Portfolio Analytics of AXA Equitable; and from January 2011 to November 2013, Financial Services Sector Specialist of FactSet Research Systems.
Xavier Poutas 1290 Avenue of the Americas, New York, New York 10104 (1977)	Vice President	From March 2017 to present	From May 2011 to present, Assistant Portfolio Manager of FMG LLC and from June 27, 2016 to present, Vice president of FMG LLC; from September 2013 to present, Senior Director of AXA Equitable; and from November 2008 to August 2013, Director of AXA Equitable.

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Richard Guinnessey 1290 Avenue of the Americas New York, New York 10104 (1963)	Vice President	From March 2010 to present	From June 2012 to present, Vice President of FMG LLC, from September 2010 to present, Senior Director of AXA Equitable; from November 2005 to September 2010, Assistant Vice President of AXA Equitable.
James Kelly 1290 Avenue of the Americas New York, New York 10104 (1968)	Controller	From June 2007 to present	From May 2011 to present, Vice President of FMG LLC; from September 2008 to present, Senior Director of AXA Equitable.
Helen Lai 1290 Avenue of the Americas, New York, New York 10104 (1973)	Assistant Vice President	From March 2017 to present	From March 2013 to present, Pricing and Valuation-Compliance of FMG LLC and Senior Manager, AXA Equitable; and from May 2009 to December 2012, HSBC, Hedge Fund Investor Services.
Roselle Ibanga 1290 Avenue of the Americas New York, New York 10104 (1978)	Assistant Controller	From February 2009 to present	From February 2009 to present, Director of AXA Equitable.
Lisa Perrelli 1290 Avenue of the Americas New York, New York 10104 (1974)	Assistant Controller	From February 2009 to present	From November 2012 to present, Senior Director of AXA Equitable; from September 2008 to November 2012, Assistant Vice President of AXA Equitable.
Jennifer Mastronardi 1290 Avenue of the Americas, New York, New York 10104 (1985)	Assistant Vice President	From March 2012 to present	From February 2009 to present, Director of AXA Equitable and from April 2015 to present, Vice President of FMG LLC; from June 2007 to February 2009, Operations Associate in Managed Futures Department, Morgan Stanley.
Helen Espaillat 1290 Avenue of the Americas, New York, New York 10104 (1963)	Assistant Secretary	From March 2017 to present	From July 2004 to present, Lead Manager/Legal Assistant of AXA Equitable; and from March 2015 to present, Assistant Vice President and Assistant Secretary of FMG LLC.
Lorelei Fajardo 1290 Avenue of the Americas New York, New York 10104 (1978)	Assistant Secretary	From March 2014 to present	From July 2013 to present, Senior Manager/Legal Assistant of AXA Equitable; from July 2008 to June 2013, Lead Associate/Legal Assistant of AXA Equitable.
Victoria Zozulya, Esq. 1290 Avenue of the Americas, New York, New York, 10104 (1983)	Vice President and Assistant Secretary	From December, 2018 to present.

From September 2018 to present, Senior Director and Counsel of AXA Equitable; from May 2011 to March 2014, Compliance Analyst, and from March 2014 to August 2018, Vice President and Assistant General Counsel, Neuberger Berman.

*

The officers in the table above hold similar positions with another registered investment company in the fund complex. The registered investment companies in the fund complex include the Trust, EQ Advisors Trust and 1290 Funds.

**	Each officer is elected on an annual basis.

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES (Unaudited)

Shares of the Trust are offered to separate accounts of insurance companies in connection with the Contracts and may be offered to tax-qualified retirement plans and other qualified investors. AXA Equitable may be deemed to be a control person with respect to the Trust by virtue of its record ownership of the Trust’s shares. Shareholders owning more than 25% of the outstanding shares of a portfolio may take actions without the approval of other investors in the portfolio.

VIP — PROXY VOTING RESULTS (UNAUDITED)

At a Special Meeting of Shareholders held on October 25, 2018, shareholders of the Portfolios listed below approved a new Investment Advisory Agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC”) and AXA Premier VIP Trust (“VIP”), on behalf of each Portfolio. The results of the shareholder vote are as follows:

VIP Portfolio	Votes For	Votes Against	Abstain

AXA Aggressive Allocation Portfolio	247,689,751.280	20,820,668.348	18,142,377.222

AXA Conservative Allocation Portfolio	104,616,825.296	3,318,699.163	11,256,483.415

AXA Conservative-Plus Allocation Portfolio	115,306,815.832	7,266,106.155	9,344,121.719

AXA Moderate Allocation Portfolio	464,729,468.197	20,255,904.193	45,761,858.874

AXA Moderate-Plus Allocation Portfolio	700,814,452.596	35,738,344.581	64,447,890.262

CharterSM Aggressive Growth Portfolio	683,404.532	0.000	0.000

CharterSM Conservative Portfolio	2,369,972.084	334,417.302	311,914.860

CharterSM Growth Portfolio	1,374,324.671	0.000	0.000

CharterSM Moderate Growth Portfolio	2,490,370.385	0.000	203,722.622

CharterSM Moderate Portfolio	3,186,518.758	0.000	7,017.289

CharterSM Multi-Sector Bond Portfolio	41,073,383.832	2,555,298.684	3,634,190.886

CharterSM Small Cap Growth Portfolio	4,098,056.798	321,586.590	557,440.907

CharterSM Small Cap Value Portfolio	8,302,357.467	493,375.280	700,004.807

Target 2015 Allocation Portfolio	5,185,075.579	129,867.426	131,409.107

Target 2025 Allocation Portfolio	11,820,798.978	1,653,177.821	1,304,930.969

Target 2035 Allocation Portfolio	8,963,706.857	1,690,576.816	512,704.519

Target 2045 Allocation Portfolio	7,553,006.135	239,844.556	711,340.017

Target 2055 Allocation Portfolio	1,578,995.201	0.000	113,571.119

At a Special Meeting of Shareholders held on October 25, 2018, shareholders of the Portfolios listed below approved upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between FMG LLC and VIP, on behalf of each Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan. The results of the shareholder vote are as follows:

VIP Portfolio	Votes For	Votes Against	Abstain

AXA Aggressive Allocation Portfolio	241,172,639.772	24,694,175.092	20,785,981.986

AXA Conservative Allocation Portfolio	99,904,446.315	5,137,158.946	14,150,402.613

AXA Conservative-Plus Allocation Portfolio	112,401,222.448	7,511,555.293	12,004,265.965

AXA Moderate Allocation Portfolio	448,006,394.973	28,123,266.460	54,617,569.831

AXA Moderate-Plus Allocation Portfolio	675,043,802.590	49,592,432.594	76,364,452.255

CharterSM Aggressive Growth Portfolio	683,404.532	0.000	0.000

CharterSM Conservative Portfolio	2,628,516.394	75,872.992	311,914.860

CharterSM Growth Portfolio	1,374,324.671	0.000	0.000

CharterSM Moderate Growth Portfolio	2,490,370.385	0.000	203,722.622

VIP Portfolio	Votes For	Votes Against	Abstain

CharterSM Moderate Portfolio	3,107,580.896	0.000	85,955.151

CharterSM Multi-Sector Bond Portfolio	40,152,294.943	3,183,986.029	3,926,592.430

CharterSM Small Cap Growth Portfolio	4,042,302.079	503,645.447	431,136.769

CharterSM Small Cap Value Portfolio	8,167,795.875	582,669.449	745,272.230

Target 2015 Allocation Portfolio	4,862,838.612	452,104.393	131,409.107

Target 2025 Allocation Portfolio	11,589,368.887	1,860,344.045	1,329,194.836

Target 2035 Allocation Portfolio	8,839,280.156	1,796,765.130	530,942.906

Target 2045 Allocation Portfolio	7,553,006.135	239,844.556	711,340.017

Target 2055 Allocation Portfolio	1,578,995.201	0.000	113,571.119

At a Special Meeting of Shareholders held on October 25, 2018, shareholders of the AXA Premier VIP Trust (the “Trust”) approved the election of Steven M. Joenk, Mark A. Barnard, Thomas W. Brock, Michael B. Clement, Donald E. Foley, Christopher P.A. Komisarjevsky, H. Thomas McMeekin, Gloria D. Reeg, Gary S. Schpero, Kathleen Stephansen, Kenneth L. Walker and Caroline L. Williams. to serve as the Board of Trustees of the Trust. The results of the shareholder vote are as follows:

AXA Premier VIP Trust	Votes For	Votes Against

Mark A. Barnard	1,886,837,917.147	96,958,212.840

Thomas W. Brock	1,884,848,781.136	98,947,348.851

Michael B. Clement	1,886,425,352.741	98,947,348.851

Donald E. Foley	1,885,629,559.973	98,166,570.014

Steven M. Joenk	1,885,467,873.727	98,328,256.260

C. P.A. Komisarjevsky	1,881,084,202.842	102,711,927.145

H. Thomas McMeekin	1,884,462,588.279	99,333,541.708

Gloria D. Reeg	1,886,876,342.608	96,919,787.379

Gary S. Schpero	1,884,906,225.851	98,889,904.136

Kathleen Stephansen	1,888,096,800.669	95,699,329.318

Kenneth L. Walker	1,886,706,308.393	97,089,821.594

Caroline L. Williams	1,885,929,765.587	97,866,364.400

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-877-222-2144 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) on the Trust’s website at www.axa-equitablefunds.com and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. You may also review and obtain copies at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a “code of ethics,” as defined in Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the registrant’s code of ethics is filed as an exhibit pursuant to Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Donald E. Foley, Kenneth L. Walker and Caroline L. Williams serve on its audit committee as “audit committee financial expert” as defined in Item 3. Ms. Williams and Messrs. Foley and Walker are considered to be “independent” for purposes of Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a)        Audit Fees for fiscal year 2018: $508,418 and fiscal year 2017: $492,531

(b)        Audit-Related Fees for fiscal year 2018: $0 and fiscal year 2017: $51,187

(c)        Tax Fees for fiscal year 2018: $232,950 and fiscal year 2017: $275,522

Tax fees include amounts related to tax compliance, tax advice and tax planning.

(d)        All Other Fees for fiscal year 2018: $0 and fiscal year 2017: $8,077.

All other fees include amounts related to consultation on or review of the registrant’s various regulatory filings.

(e)(1)    The registrant’s audit committee has adopted policies and procedures relating to pre-approval of services performed by the registrant’s principal accountant for the registrant. Audit, audit-related and tax services provided to the registrant on an annual basis require pre-approval by the entire audit committee. In the event that the audit fees exceed the pre-approved estimated amount, the audit committee’s delegate, consisting of the audit committee chair, lead independent trustee/independent board chair, the registrant’s chief executive officer and chief financial officer, acting by at least three of such individuals, has the authority to increase the amount by up to 10% of the pre-approved amount. Any additional amount requires pre-approval by the entire audit committee. The audit committee chair or the lead independent trustee/independent board chair also has the authority to approve de minimis non-audit services (i.e., services in which the fee does not exceed $10,000 per engagement) to be provided by the registrant’s principal accountant for the registrant, provided that each such service is brought to the attention of the audit committee prior to the completion of the audit of the registrant’s financial statements.

(e)(2)    None of the services included in (b) – (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g)        For fiscal year 2018: $232,950

             For fiscal year 2017: $7,361,907

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the annual report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended ( “1940 Act”)) are effective as of a date within 90 days prior to the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits.

(a)(1)	The Code of Ethics for Senior Officers of the Registrant is filed herewith.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AXA Premier VIP Trust

By:	/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
March 1, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
March 1, 2019

By:	/s/ Brian E. Walsh
Brian E. Walsh
Chief Financial Officer and Treasurer
March 1, 2019